UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.                    )
______________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Honeywell International Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF SHAREOWNERS

Honeywell

LETTER FROM THE
LEAD DIRECTOR

DEAR SHAREOWNERS,
As I reflect on my first year as Honeywell’s independent Lead Director, I am thrilled to see what a transformative year it has been for our business. It has been a privilege to partner with Vimal Kapur in his new role as Chairman as we oversee the execution on his vision for the future of Honeywell.
William S. Ayer Lead Director
Under Vimal’s leadership, the Company has streamlined its portfolio while deploying capital toward attractive acquisition opportunities to empower growth. After announcing the decision to realign Honeywell’s portfolio with three powerful megatrends — Automation, the Future of Aviation, and the Energy Transition — we deployed $9 billion across four accretive acquisitions that further strengthened every segment of our portfolio and unlocked new growth opportunities. We also announced the intent to spin off our Advanced Materials business and the divestiture of our Personal Protective Equipment business.
At the same time, the Board has focused on the comprehensive portfolio evaluation that Vimal launched last year. This work led to our announcement of Honeywell’s intent to pursue a full separation of Aerospace Technologies. The planned separation, coupled with the plan to spin Advanced Materials, will result in three independent, publicly listed industry leaders with distinct strategies and growth drivers.
As standalone companies with strong foundations, Honeywell, Honeywell Aerospace, and Advanced Materials will each pursue tailored growth strategies to unlock significant value for shareowners and customers.
•Honeywell. Following the completion of the announced transactions, Honeywell will be the global leader of the industrial world's transition from automation to autonomy, with a comprehensive portfolio of technologies, solutions, and software to drive customers' productivity. Honeywell will connect assets, people, and processes to power digital transformation, building on decades-long technology leadership positions, deep domain experience, and a vast installed base to serve a variety of high-growth verticals.
•Honeywell Aerospace. Honeywell Aerospace technology and solutions are used on virtually every commercial and defense aircraft platform worldwide and include aircraft propulsion, cockpit and navigation systems, and auxiliary power systems. It will be one of the largest publicly traded, pure play aerospace suppliers, with leading positions in technology and systems that will continue to deliver the Future of Aviation through increasing electrification and autonomy of flight.
•Advanced Materials. The Advanced Materials business will be a sustainability-focused specialty chemicals and materials pure play with leading positions across fluorine products, electronic materials, industrial grade fibers, and healthcare packaging solutions. Advanced Materials offers leading technologies with premier brands, including the breakthrough low-global-warming Solstice® hydrofluoro-olefin (HFO) technology.
Looking ahead to our 2025 annual meeting, you will see in this Proxy Statement that the Board is seeking your support to vote in favor of a liability management reorganization proposal. This reorganization is intended to provide Honeywell more flexibility with respect to managing its legacy asbestos, environmental, and certain other liabilities as we execute the planned transformations and focus on the future. Additional details regarding this proposal are available beginning on page 99 of this Proxy Statement.
The Board has great confidence in the team’s ability to execute these transactions to maximize shareowner value, and we are excited to see what Vimal and our Futureshapers will accomplish as Honeywell continues on its transformational journey thereafter.
I would also like to take this opportunity to recognize Robin Washington for her service on Honeywell's Board. It has been an honor and pleasure to serve with her, and I wish her all the best in her future endeavors.
Sincerely,
William S. Ayer
Lead Director

2025 NOTICE AND PROXY STATEMENT |	1

NOTICE OF ANNUAL MEETING
OF SHAREOWNERS

VOTE BY TELEPHONE
In the U.S. or Canada, you can vote your shares by calling 800-690-6903. You will need the 16-digit control number on the Notice of Internet Availability or your proxy card.
VOTE BY INTERNET
You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability or your proxy card.
VOTE BY SCANNING
You can vote your shares online by scanning the QR code on your proxy card. You will need the 16-digit control number on the Notice of Internet Availability or your proxy card. Additional software may need to be downloaded.
VOTE BY MAIL
You can vote by mail by marking, dating, and signing your proxy card or voting instruction form, and returning it in the postage-paid envelope.
VOTE DURING THE VIRTUAL MEETING OF SHAREOWNERS
You can vote your shares during the virtual meeting. You will need the 16-digit control number on the Notice of Internet Availability or your proxy card.

DATE:	[●], 2025

TIME:	10:30 a.m. EDT

PLACE:	www.virtualshareholdermeeting.com/HON2025 The meeting will be held in virtual format only. Please see page 112 of the Proxy Statement for additional details.

RECORD DATE:	Close of business on [●]

MEETING AGENDA
•Election to the Board of Directors of the 10 nominees listed in the Proxy Statement.
•An advisory vote to approve executive compensation.
•Approval of the appointment of Deloitte & Touche LLP as independent accountants for 2025.
•Approval of a proposal to adopt and approve an agreement and plan of merger with respect to the liability management reorganization described on page 95 of the Proxy Statement.
•If properly raised, one shareowner proposal described starting on page 109 of the Proxy Statement.
•Transact any other business that may properly come before the meeting.
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
The Securities and Exchange Commission’s “Notice and Access” rule enables Honeywell to deliver a Notice of Internet Availability of Proxy Materials to shareowners in lieu of a paper copy of the Proxy Statement, related materials, and its Annual Report to Shareowners. It contains instructions on how to access the Proxy Statement and 2024 Annual Report and how to vote online.
Shares cannot be voted by marking, writing on, and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes.
Honeywell encourages shareowners to vote promptly as this will save the expense of additional proxy solicitation. Shareowners of record on the record date are entitled to vote online at the virtual meeting or prior to the meeting, by telephone, by mail, online at www.proxyvote.com, or by scanning the QR code on your proxy card.
MEETING ADMISSION
You are entitled to attend the virtual Annual Meeting of Shareowners, vote, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/HON2025 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your Proxy Materials. You will only be entitled to vote and submit questions at the Annual Meeting if you are a shareowner as of the close of business on [●], 2025, the record date. More details on how to participate in this year's virtual Annual Meeting can be found under “Virtual Annual Meeting” beginning on page 112. In the event of a technical malfunction or other situation that at the discretion of the Chairman of the Board of Directors may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of shareowners to be held, the Chairman or Corporate Secretary of Honeywell will convene the meeting at 12 p.m. EDT on the same date and at the location specified above solely for the purpose of holding the adjourned meeting at this later time. Under the foregoing circumstances, we will post information regarding the announcement on Honeywell’s Investor Relations website at investor.honeywell.com.
This Notice of Annual Meeting of Shareowners and related Proxy Materials are being distributed or made available to shareowners beginning on or about [●], 2025.
By Order of the Board of Directors,
SU PING LU
Vice President and Corporate Secretary

2	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 3: APPROVAL OF INDEPENDENT ACCOUNTANTS	93
Independent Accounting Firm Fees	93
Audit Committee Report	94

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL	95
Description of the Liability Management Reorganization	96
Reasons for the Liability Management Reorganization; Board Recommendation	100
Other Information	101
Risk Factors Related to the Liability Management Reorganization Proposal	104
Questions and Answers About the Liability Management Reorganization Proposal	106

PROPOSAL 5: SHAREOWNER PROPOSAL — INDEPENDENT BOARD CHAIRMAN	109
Board Recommendation	110
ADDITIONAL INFORMATION	112
Other Business	112
Certain Relationships and Related Transactions	112
Virtual Annual Meeting	112
Notice and Access	113
Stock Ownership Information	113
Voting Procedures	115
Shareowner Proposals and Board Nominees	117
Where Shareowners Can Find More Information	118
APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	121
APPENDIX B: AGREEMENT AND PLAN OF MERGER	127
APPENDIX C: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL HOLDCO, INC.	134
APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.	138
APPENDIX E: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL INTERNATIONAL INC.	155
APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.	159
RECENT AWARDS	177

Reconciliation, notes, and definitions of non-GAAP financial measures used in the Compensation Discussion and Analysis section and elsewhere in this Proxy Statement, other than as part of disclosure of target levels, can be found on page 45 or in Appendix A.
Unless the context otherwise requires, the terms “Honeywell,” the “Company,” “we,” “our,” and “us” refer to Honeywell International Inc. and its subsidiaries.

2025 NOTICE AND PROXY STATEMENT |	3

HONEYWELL
PERFORMANCE IN 2024
HONEYWELL PORTFOLIO

AEROSPACE TECHNOLOGIES	INDUSTRIAL AUTOMATION	BUILDING AUTOMATION	ENERGY AND SUSTAINABILITY SOLUTIONS
Solutions to make air travel safer, more efficient, and more environmentally responsible, including advanced aerial mobility solutions and flight efficiency software
Processes and solutions that improve productivity, workplace safety, and asset performance, including a wide range of process automation solutions, warehouse and workflow solutions, gas detection technology, and custom-engineered sensors, switches, and controls
		Hardware, software, and analytics to help improve quality of life and create safer, more efficient, more sustainable, and more productive facilities	Advanced materials and industrial software that are enabling a more sustainable world, including low-global-warming-potential (GWP) molecules and biofuels for aviation

HONEYWELL CONNECTED ENTERPRISE
Honeywell Forge includes a mix of software products and enabling services across our segments that help companies use operational data to drive insights that improve processes, enhance productivity, support sustainability initiatives, and empower workers.

THE PREMIER SOFTWARE-INDUSTRIAL MULTINATIONAL ORGANIZATION
WELL-DIVERSIFIED PORTFOLIO POSITIONED FOR SUSTAINABLE GROWTH
Represents 2024 sales. Differences between segment sales figures and the sum of sales figures for the businesses within each segment are due to rounding.

4	| 2025 NOTICE AND PROXY STATEMENT

HONEYWELL PERFORMANCE IN 2024
2024 PERFORMANCE HIGHLIGHTS
FINANCIAL SUMMARY
In 2024, Honeywell demonstrated a commitment to portfolio transformation, growth, and operational execution while navigating substantial end market headwinds. Fourth quarter and full-year 2024 results are impacted by investments related to the landmark agreement with Bombardier to provide our differentiated avionics, propulsion, and satellite communications technology for current and future aircraft, with an estimated lifetime value of $17 billion dollars. In 2024, we delivered reported sales growth of 5% and organic(1) sales growth of 3%, or 4% excluding the impact of Bombardier, growing organically in three out of four segments highlighted by double-digit growth in Aerospace Technologies for the second consecutive year. Though mix headwinds impacted our segment margin for the year, we delivered earnings per share (EPS) growth of 3% and adjusted EPS(1) growth of 4%, or 9% when excluding the impact of the Bombardier agreement. We generated free cash flow(1) of $4.9 billion with free cash flow margin(1) of 13%, above our peer median, while making targeted investments in future growth. Consistent with Chairman and CEO Vimal Kapur's strategic priorities, we leveraged our balance sheet to deploy a record $14.6 billion of capital in 2024, including $9 billion to four acquisitions collectively accretive to growth and margins. We also announced the sale of our Personal Protective Equipment business within Industrial Automation and the planned spin off of our Advanced Materials business.
STRONG PERFORMANCE ACROSS THE BOARD

SALES ($B)	ADJUSTED EARNINGS PER SHARE(1)	ADJUSTED FREE CASH FLOW(1) ($B)	CAPITAL DEPLOYMENT ($B)

(1)See Appendix A of this Proxy Statement for additional information regarding Non-GAAP measures.
*    Excludes the impact of investments related to the Bombardier Agreement announced on December 2, 2024, which resulted in reductions to sales of $0.4 billion, adjusted earnings per share of $0.45, and adjusted free cash flow of $0.5 billion. The agreement has an estimated lifetime value of $17 billion.
CUMULATIVE TOTAL SHAREOWNER RETURN(1)

Cumulative 10-year TSR exceeded the Compensation Peer Group median by a multiple of 1.4x
(1)Source: S&P Capital IQ, as of December 31, 2024. TSR is calculated by the growth in capital from purchasing a share in the company and assuming dividends (regular and special) and share distributions received from any spins are reinvested in the applicable company at the time they are paid.

2025 NOTICE AND PROXY STATEMENT |	5

HONEYWELL PERFORMANCE IN 2024
ACCELERATING ORGANIC GROWTH
Since taking over as CEO in 2023, two of Vimal Kapur’s key priorities have been enhancing organic growth and simplifying the portfolio. Our fundamental growth algorithm consists of disciplined portfolio alignment to our three compelling megatrends — Automation, the Future of Aviation, and the Energy Transition — coupled with a focus on the creation of powerful recurring revenue streams through the monetization of our installed base. We have seen great progress on these key priorities in 2024:
•We leveraged our innovation playbook to expand our new product offerings across a broad range of markets. Our new product vitality was ~34% of total sales for the year as we incubated these new technologies.
•Our high-growth regions continue to represent substantial opportunities for growth as our pipeline remains robust, growing by double digits year over year and highlighted by particular strength in the Middle East.
•In 2024, we created Honeywell Connected Enterprise 3.0 (HCE), taking our software strategy to the next stage by integrating HCE into our segments. After years of focus on building an enterprise software platform and scaling our commercial offerings, we are now building upon that while deeply integrating those capabilities with our segment-level commercial teams. This is expected to deliver better outcomes for our customers and drive sustained, accretive software growth across the portfolio.
•We announced the landmark agreement with Bombardier to provide the next generation of technology for current and future aircraft in avionics, propulsion, and satellite communications, with an estimated lifetime value of $17 billion.
•Sustainability continues to be an area where we are well-positioned to grow — our Sustainable Technology Solutions business within Energy and Sustainability Solutions grew orders more than 30% and sales more than 20% in 2024.
•Artificial intelligence (AI) represents an exciting growth opportunity for our customers, shareowners, and employees alike. We are implementing artificial intelligence technologies into our differentiated offerings, as well as leveraging internal AI applications to streamline employee productivity. Among our 2024 AI-related announcements was our collaboration with Google, combining Vertex AI with Honeywell Forge’s massive dataset to provide enterprise-wide insights.
HONEYWELL ACCELERATOR — OUR OPERATING SYSTEM
In 2021, we began the work of bolstering our best-in-class operating system to extract incremental value from our day-to-day operations. Honeywell Accelerator was designed to provide a centralized source of best practices that build a foundation of excellence across our diverse portfolio, accelerating our ongoing transformation into a software-industrial company. In 2022, we implemented Global Design Models (GDMs) to facilitate knowledge transfer across similar business units across our portfolio. We leveled up in 2023 with the unveiling of Honeywell Accelerator 3.0, expanding on our operating system and GDMs by digitizing end-to-end processes across our four main business models: products, projects, aftermarket services, and software.
In 2024, we continued to transform how we run Honeywell through the latest version of Accelerator. We progressed further in each of our GDMs, deploying best practices consistently across the portfolio and scaling our capabilities across business models to drive growth. In addition, in a year marked by significant M&A activity, Accelerator proved to be a powerful tool for integrating our 2024 additions, and it will help ensure integration is completed successfully. As we look to 2025, we will continue to expand our Honeywell Accelerator capabilities, extracting benefits in the form of growth, margin expansion, and cash generation, as we scale the digital capabilities our teams need to differentiate and win in the marketplace. The transformation and overall maturation of our Accelerator operating system, combined with its deployment across our diverse portfolio, will position our businesses to thrive as standalone companies.

6	| 2025 NOTICE AND PROXY STATEMENT

HONEYWELL PERFORMANCE IN 2024
PORTFOLIO OPTIMIZATION AND STRATEGIC CAPITAL DEPLOYMENT
Capital deployment remains a central point of focus for Honeywell, as evidenced by the significant progress made in 2024 towards our commitment to deploy at least $25 billion in capital from 2023 to 2025. In 2024, we deployed a record total of $14.6 billion to M&A, dividends, share repurchases, and capital expenditures. Additionally, we continue to invest 4% to 5% of sales on research and development. We are excited about the recent execution on our portfolio optimization goals that will ultimately lead to enhanced financial performance and improved shareowner value. Important capital deployment milestones that define 2024 include:
•Closed the acquisition of Carrier’s Global Access Solutions in June for $4.9 billion in an all-cash transaction, positioning Honeywell as a leading provider of security solutions for the digital age and bringing differentiated software capabilities to Building Automation.
•Closed the acquisition of CAES Systems in August for $1.9 billion in an all-cash transaction. This acquisition enhances Honeywell’s defense technology solutions across land, sea, air, and space, including new electromagnetic defense solutions for end-to-end radio frequency (RF) signal management.
•Closed the acquisition of Civitanavi in August, further strengthening our capabilities to help customers create autonomous operations in aircraft and other vehicles and deepening our positioning in the Advanced Air Mobility space.
•Closed the acquisition of Air Products’ liquefied natural gas (LNG) business in September for $1.8 billion in an all-cash transaction, unlocking a new holistic offering for our customers that encompasses natural gas pre-treatment, state-of-the-art liquefaction, and digital automation technologies unified under the Honeywell Forge and Experion platforms.
•Announced the plan to spin off the Advanced Materials (AM) business into an independent, publicly traded specialty chemicals company. The spin marks another step towards a simplified Honeywell capable of generating stronger organic growth with less cyclicality and capital intensity.
•Announced an agreement to sell the Personal Protective Equipment (PPE) business for $1.325 billion in an all-cash transaction. The sale enables Honeywell to accelerate value creation in alignment with our three compelling megatrends and continue to drive profitable growth and strong cash generation.
•Raised our dividend for the 15th time over 14 consecutive years.
•Deployed approximately $1.2 billion to high-return capital expenditures.
•Repurchased $1.7 billion in Honeywell shares, reducing the weighted average share count by 1.9%.

2024	YEAR IN REVIEW
In 2024, Honeywell once again operated through a challenging macroeconomic environment, navigating geopolitical tensions, supply chain constraints, and an uncertain interest rate environment. Despite this, we delivered organic sales and adjusted EPS growth while achieving a record $14.6 billion of capital deployment. We made further changes to our world-class management team and Board of Directors, electing CEO Vimal Kapur as Chairman of the Board, electing William Ayer as independent Lead Director, and announcing a CFO transition that was completed in early 2025. We won significant deals across the portfolio, including winning our 50th sustainable aviation fuel license, our partnership with Google’s Vertex AI, and our landmark agreement with Bombardier, all of which are expected to provide a path to accelerated growth in the coming decades.

2025 NOTICE AND PROXY STATEMENT |	7

HONEYWELL PERFORMANCE IN 2024
COMMITMENT TO SUSTAINABILITY

	Our people, our communities, and the environment		Sustainable growth and accelerated productivity		Technologies that expand the sustainable capacity of our world

WE PROTECT		WE ACHIEVE		WE DEVELOP

PATH TO CARBON NEUTRALITY
•Committed to being carbon neutral in Honeywell's operations and facilities by 2035.(1)
•Committed to a 50% reduction in our U.S. Scope 1 and 2 emissions by 2030 from a 2018 baseline in partnership with the U.S. Department of Energy's Better Climate Challenge.
•Science-based target approved by the Science Based Targets initiative (SBTi).
•SBTi target includes a commitment to reduce Scope 3 indirect emissions, including through partnerships with industry leaders to identify and implement best practices.

SUSTAINABLE OPERATIONS
•Over 90% reduction in Scope 1 and 2 greenhouse gas intensity since 2004.
•Approximately 70% energy efficiency improvement since 2004.
•More than 3,000 acres remediated and restored as valuable community assets.
•Safety record >4x better than the weighted average total case incident rate (TCIR) of the industries in which Honeywell operates.
•6,800 sustainability projects since 2010, with more than $100 million in annualized savings.

SUSTAINABILITY-ORIENTED OFFERINGS
•Decades-long history of innovation to help customers meet their sustainability-oriented goals.
•>60% of 2024 new product research and development investment was directed toward sustainability-oriented outcomes.(2)
•>60% of 2024 sales were from offerings that contribute to sustainability-oriented outcomes.(2)
•We estimate that Honeywell technologies will have a cumulative impact of mitigating 2.0 billion metric tons of CO2e between 2023 and 2030.(3)

HONEYWELL SUSTAINABILITY-ORIENTED SOLUTIONS(2)
MEASUREMENT AND REPORTING
Real-Time Measurement
High GWP Emissions Monitoring and Remediation
ENERGY EFFICIENCY
Smart Metering
Energy Performance Contract
Flight Efficiency
Energy Optimization
Flight Management System
ELECTRIFICATION
Energy Storage System and Controls
Electric Vehicles Sensors
Electrification in Aerospace
NET ZERO ENABLERS
Carbon Capture and Storage
Hydrogen
Renewable Fuels
Low Global Warming Potential Molecules
HEALTH, SAFETY, & SECURITY
Healthy Building Solutions
Personal Protection
Warehouse Automation
Enterprise Command and Control
CIRCULARITY
Bio-Sourced Materials and Bio-Derived Plastics
Asset Life Extension
Plastics Recycling

(1)Scope 1 and Scope 2.
(2)Methodology for identifying sustainability-oriented offerings is available at investor.honeywell.com/esg-information (see “Identification of Sustainability-Oriented Offerings”).
(3)Methodology for estimating GHG mitigation impact is available at investor.honeywell.com/esg-information (see “GHG Mitigation Impact of Honeywell Technologies”).
For more information about Honeywell's commitment to sustainability and community initiatives, please see our 2024 Impact Report at investor.honeywell.com/esg-information.

8	| 2025 NOTICE AND PROXY STATEMENT

PROXY
SUMMARY
ANNUAL MEETING OF SHAREOWNERS

TIME AND DATE	[●], 2025, 10:30 a.m. EDT

PLACE	The meeting will be held in virtual format only. Please visit www.virtualshareholdermeeting.com/HON2025

RECORD DATE	Shareowners as of [●], 2025, are entitled to vote.

ADMISSION	To attend the virtual Annual Meeting of Shareowners (the Annual Meeting) online, vote, and submit questions during the meeting, you will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your Proxy Materials.
VOTING MATTERS

Proposals		Recommended Vote	Page
No. 1	Election of Directors	FOR each nominee	16
No. 2	Advisory Vote to Approve Executive Compensation	FOR	44
No. 3	Approval of Independent Accountants	FOR	93
No. 4	Liability Management Reorganization Proposal	FOR	95
No. 5	Shareowner Proposal – Independent Board Chairman	AGAINST	109

2025 NOTICE AND PROXY STATEMENT |	9

PROXY SUMMARY

PROPOSAL 1	ELECTION OF DIRECTORS	FOR each nominee

•Elect the 10 director nominees identified below, each for a term of one year.
•Nominees were individually and collectively assessed against a Board Skillset Matrix that identifies the key strategic skills and core competencies deemed necessary to oversee the Company's current strategy. Director slate reflects highly independent Board, with the diverse range of backgrounds, skills, and perspectives needed to enable effective oversight.

Director Nominee	Years of Service	Independent	No. of Current Public Company Boards (Including Honeywell)	Committee Memberships(1)
				Audit	CGRC	MDCC
Vimal Kapur Chairman and CEO Honeywell International Inc.	2	No	1
Duncan B. Angove CEO Blue Yonder Group, Inc.	7	Yes	1		■	■
William S. Ayer (Lead Director) Retired Chairman and CEO Alaska Air Group, Inc.	10	Yes	1	ex officio	ex officio	ex officio
Kevin Burke Retired Chairman, President, and CEO Consolidated Edison, Inc.	15	Yes	1	■
D. Scott Davis Retired Chairman and CEO United Parcel Service, Inc.	19	Yes	2	■	■
Deborah Flint President and CEO Greater Toronto Airports Authority	5	Yes	1		■	■
Michael W. Lamach Retired Chairman and CEO Trane Technologies plc	1	Yes	3	■
Rose Lee President and CEO Cornerstone Building Brands, Inc.	3	Yes	1			■
Grace Lieblein Former Vice President-Global Quality General Motors Corporation	12	Yes	2		■	■
Robin Watson Former CEO John Wood Group PLC	2	Yes	1	■

Audit	Audit Committee	■	Chair
CGRC	Corporate Governance and Responsibility Committee	■	Member
MDCC	Management Development and Compensation Committee
(1)Ms. Robin L. Washington will serve as a member of the Audit Committee until her resignation from the Board (effective March 31, 2025).

10	| 2025 NOTICE AND PROXY STATEMENT

PROXY SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS

9 of 10	3 of 10	4 of 10	5 of 10	1 of 3	9 of 10	7.6
nominees are independent	nominees are women	nominees are ethnically or racially diverse	nominees were born outside the United States	committees are chaired by women	nominees have CEO experience	years average tenure

SHAREOWNER EMPOWERMENT AND ENGAGEMENT	WORLD-CLASS BOARD OF DIRECTORS	ROBUST BOARD STRUCTURE AND PROCESSES

  15% threshold for shareowners to call a special meeting.
  Majority shareowner vote to amend Certificate of Incorporation and By-laws.
  Annual election of all directors, with majority shareowner vote requirement in uncontested elections.
  No poison pill; we will seek shareowner approval if a shareowner rights plan is adopted.
  Robust year-round shareowner engagement, with independent director participation.
  Proxy access enabling shareowner(s) holding 3% of our stock for three years to include up to two director nominees (or nominees representing 20% of the Board) in our proxy.

  All director nominees are independent, except our Chairman and Chief Executive Officer.
  Wide breadth of experiences and backgrounds (industry, profession, public service, geography, and personal characteristics).
  Range of tenures enables balance between historical experience and fresh perspectives.
  Backgrounds aligned to our strategic direction and megatrends.
  No director may serve on more than four public company boards (including the Honeywell Board). If a director also serves as a public company CEO, service limited to two public company boards (excluding their own company).

  Independent Lead Director with expanded responsibilities elected by independent directors.
  Independent Lead Director and CGRC Chair empowered to call special Board meetings at any time for any reason.
  Regular executive sessions of independent directors.
  Annual Board, committee, and individual self-assessments to enable Board refreshment and appropriate evolution of skills, experience, and perspectives.
  Annual review of Corporate Governance Guidelines and committee charters to ensure alignment with best practices.
  Director stock ownership guidelines require equity holdings of at least 5x annual cash retainer by non-employee directors.

ROBUST OVERSIGHT OF RISKS AND OPPORTUNITIES	COMMITMENT TO CORPORATE RESPONSIBILITY

  Robust Enterprise Risk Management (ERM) program to enable Board identification and monitoring of risk.
  Purposeful inclusion of key risk areas on Board and/or committee agendas.
  Engagement with business leaders to review short-term plans, long-term strategies, and associated risks.
  Incentive compensation not overly leveraged and with maximum payout caps and design features intended to balance pay for performance with the appropriate level of risk-taking.
  Robust stock ownership requirements and prohibitions against hedging and pledging Honeywell securities.
  Chief Compliance Officer invited to participate in all Audit Committee meetings to facilitate Board oversight of compliance risk.

  Code of Business Conduct applies to all directors, officers, and employees, with 100% annual training and certification by officers and employees where permitted by law.
  Suppliers expected to comply with published Supplier Code of Business Conduct, including conflict minerals, anti-human trafficking, human rights, business integrity, and health, safety, and environmental policies.
  Strong adherence to Foundational Principles of Safety Always, Integrity and Ethics, Inclusion and Diversity, and Workplace Respect while fostering a performance culture based on Honeywell Behaviors.
  Robust oversight of and transparency into political activities.

2025 NOTICE AND PROXY STATEMENT |	11

PROXY SUMMARY

PROPOSAL 2	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	FOR

•Approve, on an advisory basis, the compensation of the Company's Named Executive Officers (NEOs).
•Honeywell's executive compensation program appropriately aligns executive compensation with Company and individual performance.

		Link to Strategy and Performance	Target Compensation Mix
Element	Description		CEO	Other NEOs

BASE SALARY	•Base salaries are determined based on scope of responsibility, years of experience, and individual performance.	•To attract and compensate high-performing and experienced leaders at a competitive level of cash compensation.

ANNUAL INCENTIVE COMPENSATION PLAN (ICP)	•80% based on formulaic determination against pre-established financial metrics. •15% based on assessment of individual performance. •5% based on Corporate Responsibility KPIs.	•To motivate and reward executives for achieving annual corporate, business unit, ESG, and functional goals in key areas of financial and operational performance.

PERFORMANCE STOCK UNITS (PSUs)	•Executive officers: 50% of annual LTI. •Covers three-year period. •Relative TSR (25% weight) along with key financial metrics (75% weight).
•Focuses executives on the achievement of specific long-term financial performance goals directly aligned with our operating and strategic plans. TSR portion pays based on three-year return from stock price appreciation and dividends vs. the Compensation Peer Group.

STOCK OPTIONS	•Executive officers: 25% of annual LTI.	•Directly aligns the interests of our executives with shareowners. Stock options only have value for executives if operating performance results in stock price appreciation.

RESTRICTED STOCK UNITS (RSUs)	•Executive officers: 25% of annual LTI.	•Strengthens key executive retention over relevant time periods to ensure consistency and execution of long-term strategies.

12	| 2025 NOTICE AND PROXY STATEMENT

PROXY SUMMARY

WHAT WE DO	WHAT WE DON'T DO

  Pay for Performance
  Robust Performance Goals
  Clawback Policy — Expanded in 2023 to Incorporate Exchange Act Rule 10D-1 and Nasdaq Listing Rules
  Double Trigger in the Event of a Change in Control (CIC)
  Maximum Payout Caps for Incentive Plans
  Robust Stock Ownership Requirements
  Options Granted at Fair Market Value
  Independent Compensation Consultant

  No Excessive Perks
  No Guaranteed Annual Salary Increases or Bonuses
  No Hedging or Pledging
  No Excise Tax Gross-Ups and No Accelerated Bonus Payments Upon a Change-in-Control
  No Incentivizing of Short-Term Results to the Detriment of Long-Term Goals and Results
  No Excessive Risks
  No Options Repricing
  No Consultant Conflicts

The following table reflects compensation awarded in 2024 to the Company’s Named Executive Officers as identified on page 46. This table does not replace the Summary Compensation Table shown on page 72, as required by the Securities and Exchange Commission (SEC), but is intended to show 2024 compensation awarded to the NEOs from the perspective of the MDCC. See Compensation Discussion and Analysis beginning on page 45 for more details:

NEO	Position	Base Salary	Annual Incentive Plan (ICP)(1)	2024–2026 Performance Stock Units(2)	Stock Options(3)	Restricted Stock Units(4)	Total Annual Direct Compensation
Vimal Kapur	Chairman and CEO	$1,555,769	$2,915,508	$6,514,695	$3,250,820	$3,261,720	$17,498,512
Gregory P. Lewis(5)	SVP and Chief Financial Officer	1,000,961	970,800	3,000,007	1,499,999	1,499,996	7,971,763
Anne T. Madden	SVP and General Counsel	953,404	1,020,100	2,492,632	1,246,237	1,246,175	6,958,548
Lucian Boldea	President and CEO, IA	826,769	666,600	2,042,489	1,021,239	1,021,215	5,578,312
James Currier	President and CEO, AT	756,538	840,100	1,704,983	852,471	852,396	5,006,488
(1)Annual ICP payouts determined 80% based on a calculation against 2024 ICP financial goals. The remaining 20% was based 15% on individual assessments and 5% on a group assessment against 2024 corporate responsibility KPIs.
(2)Grant date value of annual performance stock units (PSUs) issued under the Performance Plan for the three-year period of
January 1, 2024–December 31, 2026.
(3)Stock option grants awarded to NEOs vest ratably over four years, have a 10-year term, and are subject to stock ownership and post-exercise holding requirements.
(4)Restricted Stock Units vest over a four-year period and are subject to stock ownership and post-vesting holding requirements.
(5)Mr. Lewis transitioned to the role of Senior Vice President, Transformation and Senior Advisor on February 17, 2025.

PROPOSAL 3	APPROVAL OF INDEPENDENT ACCOUNTANTS	FOR

•Approve Deloitte & Touche LLP (Deloitte) as independent accountants for Honeywell to audit its consolidated financial statements for 2025 and to perform audit-related services.
•Honeywell's Board of Directors and its Audit Committee believe that the continued retention of Deloitte as the Company's independent registered public accounting firm is in the best interests of the Company and its shareowners.

2025 NOTICE AND PROXY STATEMENT |	13

PROXY SUMMARY

PROPOSAL 4	THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL	FOR

•Honeywell's Board recommends “FOR” this proposal.
•This proposal (the “Liability Management Reorganization Proposal”) seeks shareowner adoption and approval of the Agreement and Plan of Merger by and among Honeywell International Inc. and three of its wholly owned subsidiaries (Hyperion Holdco Sub LLC, Hyperion Merger Sub 1, Inc., and Hyperion Merger Sub 2, Inc.) (the “Liability Management Merger Agreement”), which is described in greater detail elsewhere in this Proxy Statement.
•The transactions set forth in the Liability Management Merger Agreement are steps in a reorganization (the “Liability Management Reorganization”) that will result in:
◦The allocation of certain asbestos-related liabilities and insurance assets into a separate, wholly owned entity,
◦The allocation of certain assets and liabilities associated with certain sites for which Honeywell Parent has or may have environmental liabilities and certain other liabilities into two separate, wholly owned entities, and
◦All of the remaining Honeywell Parent assets and liabilities allocated to Honeywell Parent.
•Following the Liability Management Reorganization:
◦All of the remaining Honeywell Parent assets and liabilities and each of these separate, wholly owned entities will be held directly or indirectly by Honeywell Parent,
◦You will own the same number of shares of Honeywell common stock as you owned immediately prior to the Liability Management Reorganization, and your shares of Honeywell common stock will represent the same ownership of Honeywell as you had immediately prior to the Liability Management Reorganization, and
◦Your rights as a shareowner of Honeywell will be the same as the rights you had as a shareowner of Honeywell immediately prior to the Liability Management Reorganization, including rights as to voting and dividends.
•The Board has concluded that the Liability Management Reorganization is advisable, determined that the terms of the Liability Management Merger Agreement are advisable, fair to, and in the best interests of Honeywell and its shareowners, and approved the Liability Management Merger Agreement because, among other factors, it is expected to:
◦Provide Honeywell flexibility with respect to managing certain asbestos, environmental, and other liabilities, including any future strategic transactions involving such liabilities, and
◦Enable Honeywell to focus on its operating business, while efficiently managing potential asbestos liabilities, existing or future environmental liabilities and remediation obligations, and certain other liabilities.
•This section highlights key aspects of the Liability Management Reorganization Proposal, which is described in greater detail elsewhere in this Proxy Statement. It does not contain all of the information that may be important to you. To better understand the Liability Management Reorganization Proposal, and for a more complete description of the legal terms of the Liability Management Merger Agreement, you should read this entire document carefully, including the description of “Proposal 4: The Liability Management Reorganization Proposal” on page 95, Appendices B, C, D, E, and F to this Proxy Statement, and the additional documents to which we refer you. See “Where Shareowners Can Find More Information” on page 124 for more information.

14	| 2025 NOTICE AND PROXY STATEMENT

PROXY SUMMARY

PROPOSAL 5	SHAREOWNER PROPOSAL — INDEPENDENT BOARD CHAIRMAN	AGAINST

Shareowner proposal requests that the Board adopt an enduring policy requiring that two separate people will hold the office of the Chairman of the Board and the office of the CEO and that whenever possible, the Chairman of the Board shall be an independent director.
•Honeywell's Board recommends “AGAINST” this proposal.
•It is important for the Board to have the flexibility to determine the most effective leadership structure using its best business judgment in light of the Company's circumstances at any given time.
•A one-size-fits-all leadership structure is not in the best interests of the Company or its shareowners.
•An independent Lead Director will be maintained whenever the Chairman is not an independent director.
•The roles, responsibilities, and authorities of the Company's independent Lead Director are equivalent to that of an independent Chairman, providing for an effective counterweight when the Chairman is not an independent director.
•Honeywell's independent Board, which consists entirely of independent directors other than our Chairman and CEO, combined with the robust independent Lead Director role and Honeywell’s strong corporate governance practices and policies, enable effective Board oversight.
•Honeywell shareowners have rejected similar proposals 12 times since 2003. The same proposal only received 26% support in 2024.

2025 NOTICE AND PROXY STATEMENT |	15

PROPOSAL 1:
ELECTION OF DIRECTORS
Honeywell’s Corporate Governance Guidelines set forth a clear vision statement for the composition of the Board:
“The composition of Honeywell’s Board, as well as the perspective and skills of its individual members, needs to effectively support Honeywell’s growth and commercial strategy. Collectively, the Board must also be capable of overseeing risk management, capital allocation, and leadership succession. Board composition and the members’ perspective and skills should evolve at an appropriate pace to meet the challenges of Honeywell’s changing commercial and strategic goals.”
Consistent with this vision, the Corporate Governance and Responsibility Committee (CGRC) has responsibility for identifying a slate of director nominees who collectively have the complementary experience, qualifications, skills, and attributes to guide the Company and function effectively as a Board.
The CGRC believes that each of the nominees presented in this Proxy Statement has key personal attributes that are important to an effective Board: integrity, candor, analytical skills, willingness to engage management and each other in a constructive and collaborative fashion, and ability and commitment to devote significant time and energy to service on the Board and its committees. The CGRC also considered specific experiences, qualifications, and skills that Honeywell believes are critical in light of its strategic priorities, business objectives, operations, and structure.
Honeywell’s directors are elected at each Annual Meeting of Shareowners and hold office for one-year terms until the next Annual Meeting of Shareowners and until their successors have been duly elected and qualified. Honeywell’s By-laws provide that in any uncontested election of directors (an election in which the number of nominees does not exceed the number of directors to be elected), any nominee who receives a greater number of votes cast “FOR” his or her election than votes cast “AGAINST” his or her election (excluding abstentions) will be elected to the Board of Directors. The By-laws also provide that any incumbent nominee who does not receive a majority of votes cast in an uncontested election is expected to promptly tender his or her resignation to the Chairman of the Board following the certification of the shareowner vote. This resignation will be promptly considered through a process managed by the CGRC, excluding any director nominees who did not receive a majority of votes cast to elect him or her to the Board.
On February 14, 2025, Ms. Robin Washington notified the Board that she intends to resign from the Board, effective as of March 31, 2025. Ms. Washington’s decision to resign from the Board follows her recently announced appointment to serve as President and Chief Operating and Financial Officer of Salesforce, Inc., where she will remain on the board of directors, and is not the result of any disagreement relating to Honeywell’s operations, policies, or practices. Honeywell thanks Ms. Washington for her service and for her significant contributions to Honeywell throughout her tenure. In connection with Ms. Washington’s resignation, the size of the Board has been set at 10 directors, effective as of March 31, 2025.
The Board has nominated 10 candidates for election as directors. If any nominee should become unavailable to serve prior to the Annual Meeting, the shares represented by a properly signed and returned proxy card or voted by telephone, via the Internet, or by scanning the QR code will be voted for the election of such other person as may be designated by the Board. The Board may also determine to leave the vacancy temporarily unfilled or reduce the authorized number of directors in accordance with the By-laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

16	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR SKILLS AND QUALIFICATIONS

GLOBAL EXPERIENCE
Growing sales outside of the United States, particularly in what we consider high-growth regions (HGRs), is a central part of our long-term strategy for growth. Hence, exposure to markets and economies outside of the United States is an important qualification for our directors. This exposure can take many forms, including government affairs, regulatory, managerial, or commercial.

REGULATED INDUSTRIES /GOVERNMENT EXPERIENCE
Honeywell is subject to a broad array of government regulations, and demand for our products and services can be impacted by changes in law or regulation in areas such as aviation safety, security, and energy efficiency. It is important to have directors with experience in government and regulated industries that provide them with insight and perspective in working constructively and proactively with governments and agencies globally.

INNOVATION AND TECHNOLOGY
With Honeywell’s transformation to a software-industrial company in the digital age, expertise in combining software programming capabilities with leading-edge physical products and domain knowledge is critical to opening and securing new growth paths for all of our businesses.

MARKETING
Developing new markets for products and services is critical for driving growth. Honeywell directors who have that expertise provide a much-desired perspective on how to better market and brand our products and services.

ALIGNMENT TO MEGATRENDS / DIGITALIZATION
Honeywell is realigning our portfolio to three powerful megatrends: Automation, the Future of Aviation, and the Energy Transition, all underpinned by digitalization. Experience in related industries, end markets, and growth areas enables a better understanding of the risks and opportunities facing these businesses.

CORPORATE RESPONSIBILITY
Experience in environmental, social, and governance matters enables management of associated risks and opportunities as strategic business imperatives. With sustainability at the forefront of Honeywell’s long-term strategy and a critical part of Honeywell’s commercial offerings, it is important to have directors with expertise in products and solutions that support more sustainable outcomes, climate change drivers and impacts, corporate social responsibility, human capital management, inclusion and diversity, and corporate ethics.

SENIOR LEADERSHIP EXPERIENCE
Experience serving as CEO or a senior executive as well as hands-on leadership experience in core management areas — such as strategic and operational planning, financial reporting, compliance, risk management, and leadership development — provide a practical understanding of complex organizations like Honeywell.

PUBLIC COMPANY BOARD EXPERIENCE
Service on the boards and board committees of other public companies provides an understanding of corporate governance practices and trends and insights into board management, relations between the board, the CEO, and senior management, agenda setting, and succession planning.

RISK MANAGEMENT
In light of the Board’s role in risk oversight and the Company’s robust Enterprise Risk Management (ERM) program, Honeywell seeks directors who can help identify, manage, and mitigate key risks, including cybersecurity, regulatory compliance, competition, brand integrity, human capital, sustainability, and intellectual property.

FINANCIAL EXPERTISE
The Company believes an understanding of finance, investment, mergers and acquisitions, and financial reporting processes is important for its directors to enable them to monitor and assess the Company’s operating and strategic performance and to ensure accurate financial reporting and robust controls. Honeywell seeks directors with background and experience in institutional investing, private equity, M&A, capital markets, corporate finance, accounting, and financial reporting.

2025 NOTICE AND PROXY STATEMENT |	17

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD SKILLSET MATRIX
The Honeywell Board adopted a skills and experience matrix to facilitate the comparison of its directors’ skills versus those deemed necessary to oversee the Company’s current strategy. The skills included in the matrix are evaluated against the Company’s articulated strategy each year so that the matrix can serve as an up-to-date tool for identifying director nominees who collectively have the complementary experience, qualifications, skills, and attributes to guide the Company. Honeywell’s 2025 Board Skillset Matrix reflecting the characteristics of its director nominees is below.

Global Experience

Regulated Industries/Government Experience

Innovation and Technology

Marketing

Alignment to Megatrends/ Digitalization	1, 2, 3, 4	1, 3, 4	2, 4	2, 3	1, 2, 3	1, 3, 4	2, 3, 4	2, 4	1, 2	2, 3, 4

Corporate Responsibility

Senior Leadership Experience (Most Senior Position Held)	Chair and CEO	Chair and CEO	CEO	Chair and CEO	Chair and CEO	CEO	Chair and CEO	CEO	VP	CEO

No. of Public Company Boards (Current I Past)(1)	1 I 0	1 I 2	1 I 0	1 I 1	2 I 2	1 I 0	3 I 3	1 I 2	2 I 1	1 I 1

Risk Management

Financial Expertise

Gender	Male	Male	Male	Male	Male	Female	Male	Female	Female	Male

Race/Ethnicity	Asian	White	White	White	White	Black	White	Asian	Hispanic	White

Technical expertise: has direct hands-on experience or was a subject-matter expert during his/her career.
Managerial expertise: expertise derived through direct managerial experience.

Working knowledge: experience derived through investment banking, private equity investing, serving as a member of a relevant board committee at Honeywell or at another public company, or serving as an executive officer or on the board of a public company in the relevant industry.

1 – Future of Aviation
2 – Automation
3 – Energy Transition
4 – Digitalization
(1)Excludes the boards of Honeywell's consolidated subsidiaries. Current public company boards includes Honeywell Board.

18	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD COMPOSITION
In addition to ensuring that director nominees possess the requisite skills and qualifications, the CGRC places an emphasis on ensuring that nominees demonstrate the right leadership traits, personality, work ethic, independence, and range of backgrounds to align with the Company’s performance culture and long-term strategic vision. These criteria include:
•Exemplification of the highest standards of personal and professional integrity.
•Potential contribution to the culture of the Board, including by virtue of age, educational background, global perspective, gender, ethnicity, and nationality.
•Independence from management under applicable securities laws and listing regulations.
•Willingness to constructively challenge management through active participation in Board and committee meetings.
•Ability to devote sufficient time to performing their Board and committee duties.
The CGRC believes that diversity of service tenures on the Honeywell Board also facilitates effective Board oversight. Directors with many years of service to Honeywell provide the Board with a deep knowledge of the Company, while newer directors lend fresh perspectives.

TENURE

More than 10 years
(3 directors)
6 to 10 years
(2 directors)
3 to 5 years
(2 directors)
Less than 3 years
(3 directors)

2025 NOTICE AND PROXY STATEMENT |	19

PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES FOR ELECTION

VIMAL KAPUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER, HONEYWELL INTERNATIONAL INC.

BACKGROUND
•Chief Executive Officer of Honeywell International Inc. since June 2023 and Chairman of the Board since June 2024. Elected to the Company's Board of Directors in March 2023.
•Served as President and Chief Operating Officer of the Company from July 2022 until June 2023.
•Served as President and CEO of Honeywell Performance Materials and Technologies (PMT) from July 2021 to October 2022.
•Served as President and CEO of Honeywell Building Technologies from May 2018 to July 2021.
•Served as President of Honeywell Process Solutions (HPS) from May 2014 to May 2018.
•Joined Honeywell in 1989 and has held multiple leadership roles, including Vice President and General Manager of HPS' Advanced Solutions business and Managing Director for Honeywell Automation India Limited.

Years of Service: 2 Age: 59 OTHER CURRENT PUBLIC COMPANY BOARDS: •None PAST PUBLIC COMPANY BOARDS:(1) •None

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Deep knowledge of Honeywell's operating system, end markets, and customer needs gained through leadership across multiple business models, industries, regions, and business cycles during his more than 35-year tenure.
•Demonstrated ability to drive key sustainability and digitalization initiatives and operational execution, while advancing the Honeywell Accelerator operating system.
•Uniquely capable to drive Honeywell's sustainability-oriented innovation and solidify Honeywell's position to lead in the energy transition.
•Demonstrated ability to deliver financial results as a leader across a wide range of business models, technologies, geographies, and customers.
•Strategic leadership skills necessary to evolve business strategies amidst highly dynamic environments across Honeywell's diverse business portfolio.

(1)Excludes the boards of Honeywell's consolidated subsidiaries.

DUNCAN B. ANGOVE CHIEF EXECUTIVE OFFICER, BLUE YONDER GROUP, INC.

BACKGROUND
•Chief Executive Officer of Blue Yonder Group, Inc., a provider of digital supply chain and omnichannel commerce fulfillment cloud software, since July 2022.
•Served as Managing Partner of Arcspring LLC, a next-generation private equity firm that combines capital, technology, operational expertise, and design-thinking to unlock exponential growth, from 2019 to July 2022.
•Served as President of Infor, Inc., a provider of enterprise software and a strategic technology partner for more than 90,000 organizations worldwide, from 2010 to 2018.
•Served as Senior Vice President and General Manager of the Retail Global Business Unit of Oracle Corporation, a global technology provider of enterprise software, hardware, and services, from 2005 to 2010.
•Joined Oracle through its acquisition of Retek Inc., then a publicly traded provider of software solutions and services to the retail industry, where he served in various roles of increasing responsibility from 1997 until 2005.

Years of Service: 7 Age: 58 COMMITTEES: •Corporate Governance and Responsibility •Management Development and Compensation OTHER CURRENT PUBLIC COMPANY BOARDS: •None PAST PUBLIC COMPANY BOARDS: •None

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Senior technology industry leader with global operating experience, including in software and digital transformation, and skilled at driving value creation.
•Deep understanding of the trends across enterprise cloud, infrastructure software, digital, and the Internet of Things, and the corresponding risks, including cybersecurity and data privacy compliance.
•Extensive experience in corporate strategy, mergers and acquisitions, sales, marketing, and business and product development.

20	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

WILLIAM S. AYER RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, ALASKA AIR GROUP, INC.

BACKGROUND
•Retired Chairman and Chief Executive Officer of Alaska Air Group, Inc. (Alaska Air Group), the parent company of Alaska Airlines and its sister carrier, Horizon Air.
•Served as Chief Executive Officer of Alaska Air Group and its subsidiaries through 2012, and as Chairman through 2013.
•A veteran of more than three decades in aviation, he began his career with Horizon Air in 1982, where he held a variety of marketing and operations positions.
•Joined Alaska Airlines in 1995 as Vice President of Marketing and Planning, and subsequently held the posts of Senior Vice President, Chief Operating Officer, and President. Became Alaska Air Group’s Chief Executive Officer in 2002, and, in May 2003, he was appointed Chairman.
•Previously served on the Board of Directors of the Seattle Branch of the Federal Reserve Bank of San Francisco.

Years of Service: 10
Age: 70
Lead Director
COMMITTEES:
•Audit (ex officio)
•Corporate Governance and Responsibility (ex officio)
•Management Development and Compensation (ex officio)
OTHER CURRENT PUBLIC COMPANY BOARDS:
•None
PAST PUBLIC COMPANY BOARDS:
•Alaska Air Group, Inc.
•Puget Sound Energy, Inc. and Puget Energy, Inc.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Deep aerospace industry knowledge as well as experience in sales, marketing, and operations (including automation of the airline industry's first customer-facing self-service tools) through his three decades of leadership roles at Alaska Air Group.
•Proven leadership skills in developing a business enterprise that can deliver long-term, sustained excellence based on a management style that includes a relentless focus on the customer, continuous improvement, and building a culture of safety, innovation, and sustainability.
•Understanding of the U.S. public utility industry and the development of large-scale wind energy and LNG projects supported through his service as a director and chair of the board of directors of Puget Energy.

KEVIN BURKE RETIRED CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER, CONSOLIDATED EDISON, INC.

BACKGROUND
•Retired Chairman, President, and Chief Executive Officer of Consolidated Edison, Inc. (Con Edison), a utility provider of electric, gas, and steam services.
•Served as President and Chief Executive Officer of Con Edison from 2005 through 2013, and served as Chairman of Con Edison from 2006 through April 2014.
•Joined Con Edison in 1973 and held positions of increasing responsibility in system planning, engineering, law, nuclear power, construction, and corporate planning, including Senior Vice President with responsibility for customer service and for Con Edison’s electric transmission and distribution systems, President of Orange and Rockland Utilities, Inc., a subsidiary of Con Edison, and Chief Executive Officer of Consolidated Edison Company of New York, Inc.
•Member of the Board of Trustees of Consolidated Edison Company of New York, Inc. until May 2015.

Years of Service: 15 Age: 74 COMMITTEES: •Audit OTHER CURRENT PUBLIC COMPANY BOARDS: •None PAST PUBLIC COMPANY BOARDS: •Consolidated Edison, Inc.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Extensive management expertise gained through various executive positions, including senior leadership roles, at Con Edison.
•Wealth of experience in energy production and distribution, energy efficiency, alternative energy sources, engineering and construction, government regulation, and development of new offerings.
•Significant expertise in developing clean and renewable energy infrastructure technology used in clean energy, solar generation, and other energy-efficient products and services.
•Oversaw the implementation of financial and management information systems, utility operational systems, and process simulators.

2025 NOTICE AND PROXY STATEMENT |	21

PROPOSAL 1: ELECTION OF DIRECTORS

D. SCOTT DAVIS RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, UNITED PARCEL SERVICE, INC.

BACKGROUND
•Joined United Parcel Service, Inc. (UPS), a leading global provider of package delivery, specialized transportation, and logistics services, in 1986.
•Served as the non-Executive Chairman of UPS from September 2014 until May 2016 and as Chairman and Chief Executive Officer from January 2008 to September 2014.
•Served as Vice Chairman starting December 2006 and as Senior Vice President, Chief Financial Officer, and Treasurer starting January 2001 prior to serving as Chairman and Chief Executive Officer.
•Previously held various leadership positions at UPS, primarily in finance and accounting.
•Served a critical role in helping UPS to reinvent itself into a technology company.
•Chief Executive Officer of II Morrow Inc., a technology company and developer of general aviation and marine navigation instruments, prior to joining UPS.
•A Certified Public Accountant.
•Served on the Board of Directors of the Federal Reserve Bank of Atlanta from 2003 through 2009, and served as Chairman in 2009.

Years of Service: 19
Age: 73
COMMITTEES:
•Audit
•Corporate Governance and Responsibility (Chair)
OTHER CURRENT PUBLIC COMPANY BOARDS:
•Johnson & Johnson
PAST PUBLIC COMPANY BOARDS:
•United Parcel Service, Inc.
•EndoChoice Holdings, Inc.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Significant expertise in management, strategy, finance, and operations gained over 25 years at UPS, which during his tenure operated one of the largest aircraft fleets and was at the forefront of using alternative energy for its vehicle fleet.
•Financial management expertise, including reporting, accounting, and controls.
•Strong banking experience and a deep understanding of public policy and global economic indicators.
•Extensive experience in the global transportation and logistics services industry.
•In-depth understanding of technology and software solutions that support automated and web-based shipping, tracking, and specialized transportation logistics.

DEBORAH FLINT PRESIDENT AND CHIEF EXECUTIVE OFFICER, GREATER TORONTO AIRPORTS AUTHORITY

BACKGROUND
•President and Chief Executive Officer of the Greater Toronto Airports Authority since April 2020.
•Served as Chief Executive Officer of Los Angeles World Airports (LAWA) from June 2015 to March 2020, and had previously held roles of increasing responsibility at the Port of Oakland for 23 years.
•Currently serves as a director on the Airport Council International World Board and is the Board Chair of the World Standing Safety and Technical Committee.
•Previously served on President Obama’s Advisory Committee on Aviation Consumer Protection and as the Chair of the Oversight Committee of the Transportation Research Board’s Airport Cooperative Research Program.
•Co-chaired the Blue Ribbon Task Force on UAS Mitigation at Airports and served as a federal appointee to the U.S. Department of Transportation’s Drone Advisory Committee.
•Previously served on the Board of Directors of the Los Angeles Branch of the Federal Reserve Bank of San Francisco.

Years of Service: 5 Age: 57 COMMITTEES: •Corporate Governance and Responsibility •Management Development and Compensation OTHER CURRENT PUBLIC COMPANY BOARDS: •None PAST PUBLIC COMPANY BOARDS: •None

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Broad understanding of aviation, automation and digitization of buildings and complex airport systems, transportation networks, cybersecurity risk management, and advanced security solutions.
•Oversaw the fourth busiest passenger airport in the world, the largest airport police force in the U.S., and the largest public works agreements in the history of Los Angeles.
•Leading climate resiliency and net-zero strategies at the Greater Toronto Airports Authority.
•Significant insight and experience in public and private partnerships.

22	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

MICHAEL W. LAMACH FORMER EXECUTIVE CHAIR, TRANE TECHNOLOGIES PLC

BACKGROUND
•Retired Chairman and Chief Executive Officer of Trane Technologies plc, a global climate innovator that has a portfolio of sustainable climate solutions, products, and services for the building, homes, and transportation industries. In 2020, Trane Technologies completed a spin-off of its industrial business (Trane Technologies was previously known as Ingersoll-Rand).
•Served as Executive Chair of Trane Technologies from July 2021 until his retirement in December 2021, having previously served as both Chairman and Chief Executive Officer following the company's February 2020 separation from Ingersoll-Rand.
•Served in a number of leadership roles after joining Ingersoll-Rand in 2004, including Chairman and Chief Executive Officer from June 2010 to February 2020.
•Served for 17 years in a variety of management positions at Johnson Controls International, a global leader in smart, healthy, and sustainable buildings.

Years of Service: 1
Age: 61
COMMITTEES:
•Audit (Chair)
OTHER CURRENT PUBLIC COMPANY BOARDS:
•PPG Industries, Inc.
•Nucor Corporation
PAST PUBLIC COMPANY BOARDS:
•Ingersoll-Rand
•Trane Technologies plc
•Iron Mountain Inc.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Deep knowledge in sustainability, as well as engineering, mergers and acquisitions, enterprise-wide digital transformation, and operations, through his three decades of leadership roles at Trane Technologies, Ingersoll-Rand, and Johnson Controls.
•Proven leadership in transforming Trane Technologies into a global leader in climate controls and climate-focused innovations for buildings, homes, and transportation.
•Experience in building controls automation technology.
•Proven experience, reputation, and leadership skills in developing business enterprises across industrial sectors that can deliver growth, sustainable value creation, and innovation.

ROSE LEE PRESIDENT AND CHIEF EXECUTIVE OFFICER, CORNERSTONE BUILDING BRANDS, INC.

BACKGROUND
•President and Chief Executive Officer of Cornerstone Building Brands, Inc., a leading manufacturer of exterior building products in North America, since September 2021.
•Served as President of the DuPont de Nemours, Inc. (DuPont) Water & Protection business, focusing on improving sustainability through the company’s water, shelter, and safety solutions, through August 2021.
•Joined DuPont in 2015 as Global Business Director, DuPont™Kevlar® and Aramid Intermediates, assumed the role of President, DuPont Protection Solutions in 2016, and was named President, Safety & Construction in 2017.
•Previously spent 15 years with Saint-Gobain in a number of general management, strategic planning, and information technology roles, serving construction, transportation, energy, and defense sectors.
•Held various engineering and management positions at Pratt & Whitney, a Raytheon Technologies company, and was a senior consultant at Booz Allen Hamilton.
•Previously served as a member of the Economic Advisory Council for the Federal Reserve Bank of Philadelphia and is a member of the Forum of Executive Women.

Years of Service: 3 Age: 59 COMMITTEES: •Management Development and Compensation OTHER CURRENT PUBLIC COMPANY BOARDS: •None PAST PUBLIC COMPANY BOARDS: •Crown Holdings Inc. •Cornerstone Building Brands, Inc.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Extensive experience improving sustainability through water, shelter, and safety solutions.
•Deep understanding of construction, transportation, energy, and defense sectors.
•Significant knowledge of aerospace and mechanical engineering, and experience working on projects ranging from implementing lean manufacturing, to developing materials technologies deployed in solar solutions and designing aircraft jet engines.
•Unique blend of leadership skills and deep knowledge of operations and technology, cybersecurity risk management, and strategic planning.
•Spearheaded initiatives that have advanced minorities, women, and veterans.

2025 NOTICE AND PROXY STATEMENT |	23

PROPOSAL 1: ELECTION OF DIRECTORS

GRACE LIEBLEIN FORMER VICE PRESIDENT, GLOBAL QUALITY, GENERAL MOTORS CORPORATION

BACKGROUND
•Served as Vice President, Global Quality of General Motors Corporation (GM), a company that designs, manufactures, and markets cars, crossovers, trucks, and automobile parts worldwide, from November 2014 to March 2016.
•Served in multiple leadership roles at GM, including Vice President, Global Purchasing and Supply Chain from December 2012 to November 2014, GM Brazil President and Managing Director from June 2011 until December 2012, GM Mexico President and Managing Director from January 2009 until June 2011, and Vehicle Chief Engineer from October 2004 to January 2009.
•Joined GM in 1978 as a co-op student at the General Motors Assembly Division in Los Angeles and held a variety of leadership positions at GM in engineering, product development, and manufacturing.

Years of Service: 12
Age: 64
COMMITTEES:
•Management Development and Compensation (Chair)
•Corporate Governance and Responsibility
OTHER CURRENT PUBLIC COMPANY BOARDS:
•American Tower Corporation
PAST PUBLIC COMPANY BOARDS:
•Southwest Airlines Co.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Wide-ranging management and operating experience gained through various executive positions during an extensive career at GM.
•Significant expertise in supply chain management, global manufacturing, engineering, technology, and product design and development.
•International business, operations, and finance experience gained through senior leadership positions in Brazil and Mexico.

ROBIN WATSON FORMER CHIEF EXECUTIVE OFFICER, JOHN WOOD GROUP PLC

BACKGROUND
•Served as Chief Executive Officer of John Wood Group PLC (Wood Group), an integrated engineering and consultancy company, spanning a variety of growing end markets in energy and the built environment, with a focus on sustainable technologies, from January 2016 until July 2022.
•Served as Chief Operating Officer and an executive member of the Wood Group board of directors from January 2013 to January 2016.
•Previously served as a director and senior manager at Petrofac, working in a variety of roles in service and investment delivery.
•Began his career in management and engineering at Mobil Oil in the United Kingdom.
•Has served as a Non-Executive Director at the UK Institute of Directors (a non-profit membership organization).
•Is a chartered mechanical engineer and a Fellow of both the Institution of Mechanical Engineers and the Energy Institute.

Years of Service: 2 Age: 57 COMMITTEES: •Audit OTHER CURRENT PUBLIC COMPANY BOARDS: •None PAST PUBLIC COMPANY BOARDS: •John Wood Group PLC

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE
•Wealth of experience in unlocking opportunities in carbon capture, hydrogen, bio-refining, minerals processing, and solar and wind energy.
•Demonstrated experience in helping organizations deliver a more sustainable future.
•Significant knowledge of mechanical engineering, project delivery, automation and digitalization of complex facilities and processes, and service to international trade.
•Extensive leadership and management experience with a well-established track record of implementing strategic change and operational delivery.

24	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE
GOVERNANCE
Honeywell is committed to strong corporate governance policies, practices, and procedures designed to ensure that its Board of Directors effectively exercises its oversight role. The Honeywell Board oversees management performance on behalf of shareowners to ensure that the long-term interests of shareowners are being served, to monitor adherence to Honeywell’s standards and policies, and to promote the exercise of responsible corporate citizenship. The Honeywell Board values and considers the feedback received from our shareowners. Taking into account their perspectives, Honeywell has implemented a number of actions over time to increase shareowner rights, enhance the Board’s structure, and augment our commitment to sustainability and corporate responsibility.

HISTORY OF PROACTIVELY RESPONDING TO SHAREOWNER FEEDBACK TO ENSURE BEST-IN-CLASS GOVERNANCE, COMPENSATION, AND DISCLOSURE PRACTICES

Year	Enhancement

2019
•Adopted policy to instruct trade associations not to use our dues for political contributions.
•Reduced the total number of public company boards on which any independent director may sit from five to four.
•Formalized the equivalency of independent Lead Director and independent Chairman roles.
•Amended committee charters to formalize areas of risk oversight responsibility.

2020
•Made enhancements to political contributions disclosure, including disclosure of >$50K trade association memberships.
•Sustainability reporting in line with SASB and TCFD.
•Established a bipartisan Political Contributions Advisory Board to ensure alignment of Honeywell PAC political contributions with company values.

2021	•Assigned responsibility for oversight of overall ESG performance, strategy, and risks to the CGRC. •ESG considerations integrated into Enterprise Risk Management framework.

2022
•Political Contributions Advisory Board mandate expanded to include review of trade association memberships.
•Publicly disclosed our EEO-1 Report and committed to do so annually.
•Published inaugural Climate and Sustainability Lobbying Report.
•Published inaugural Report on Due Diligence Processes to Identify and Address Environmental and Social Risks.
•Assigned responsibility for oversight of employee well-being to the MDCC.

Year	Enhancement

2023
•Amended our Executive Stock Ownership Guidelines to exclude performance shares.
•Corporate Responsibility KPIs used in assessment of a portion of the qualitative portion of ICP for executive compensation.
•Adopted standalone Clawback Policy, which meets SEC and Nasdaq standards, while maintaining existing policy as a secondary recoupment mechanism.
•Added Cisco and Medtronic to our Compensation Peer Group.
•Science-based target that includes Scope 3 emissions validated by SBTi.

2024
•Elected William S. Ayer to succeed D. Scott Davis as independent Lead Director.
•Independent Lead Director role augmented to include the right to approve all Board meeting agendas (in addition to already existing rights to unilaterally call a Board meeting and make agenda changes).
•Audit Committee Charter amended to specify that the Chief Compliance Officer be invited to all committee meetings.
•Assigned responsibility for oversight of data use and compliance (including AI) risk to the Audit Committee and oversight of environmental justice to the CGRC.
•Revised Stock Ownership Guidelines to increase the amount of stock our officers are required to hold.

2025
•Board Skillset Matrix augmented to include alignment of each director's experiences to our key megatrends and digitalization.
•Assigned responsibility for oversight of responsible AI governance to the CGRC.
•Augmented the Board's self-evaluation process to enable insights into individual director performance.

Continuously Augmenting Governance and Disclosure Practices

2025 NOTICE AND PROXY STATEMENT |	25

CORPORATE GOVERNANCE
SHAREOWNER OUTREACH AND ENGAGEMENT
Understanding the issues that are important to our shareowners is critical to ensuring that the Company addresses their interests in a meaningful and effective manner. It is also foundational to good corporate governance. Honeywell engages with shareowners on a regular basis throughout the year to discuss a range of topics, including performance, strategy, risk management, executive compensation, corporate governance, and sustainability. The Company recognizes the value of taking shareowners’ views into account. Dialogue and engagement with shareowners help set goals and expectations for performance and help identify emerging issues that may affect corporate governance, compensation practices, and other aspects of strategy and operations.

SHAREOWNER ENGAGEMENT IN 2024 Shareowner engagement during 2024 was robust. The Company’s shareowner and investor outreach and engagement take many forms:

The Company participates in numerous investor conferences and analyst meetings; holds its own investor events, some of which focus on individual businesses, at Honeywell facilities; and meets one-on-one with shareowners in a variety of contexts and forums.

As part of Honeywell’s governance-focused shareowner engagement program, members of the Board, including the independent Lead Director, the CGRC Chair, and/or the MDCC Chair, participate in many shareowner meetings to discuss a range of matters, including executive compensation, corporate governance, and sustainability.

In addition, the Company’s Chairman and Chief Executive Officer, Chief Financial Officer, and other executive officers hosted
>150
one-on-one or small-group shareowner meetings to discuss business performance, strategy, end markets, and the overall competitive landscape, while seeking shareowner feedback.

ANNUAL SHAREOWNER ENGAGEMENT

SPRING
The Annual Report and Proxy Statement are distributed to shareowners. Management and members of the Board extend invitations to our largest shareowners to discuss matters to be voted on at the upcoming Annual Shareowner Meeting.

SUMMER
Management reports to the Board on the just-ended proxy season, including a discussion on voting results, and shareowner feedback and what actions to take in response to the Annual Shareowner Meeting. This discussion also sets the agenda for summer/fall shareowner engagement.

FALL
Management determines topics for upcoming shareowner discussions based on Board discussion, its review of new governance trends, regulatory developments, and the results of the recently concluded Annual Shareowner Meeting. Management and members of the Board extend invitations to the largest shareowners to engage on topics of interest.
WINTER The Board implements governance changes, if appropriate, considering feedback from fall engagement with shareowners.

26	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE GOVERNANCE
2024 SPRING AND FALL ENGAGEMENT

TOTAL CONTACTED Top 100 shareowners in the spring and again in the fall, representing >60% of shares outstanding	TOTAL ENGAGED 25% of shares outstanding, held by 22 of our largest shareowners	DIRECTOR ENGAGED 22% of shares outstanding engaged by Lead Director, CGRC Chair, and/or MDCC Chair

SPRING 2024

Board Leadership Structure:
•Discussed the Board's view that it is important to have flexibility to determine the most effective leadership structure using its best business judgment in light of the Company's circumstances at any given time.
•Most shareowners expressed support for the Board’s view. The 2024 shareowner proposal seeking an enduring policy requiring an independent Board chair received only 26% support.
•Reviewed the Board’s decision-making process for the election of Mr. Kapur as Chair and Mr. Ayer as Lead Director.
Executive Compensation:
•Discussed the design of Honeywell’s executive compensation plan and 2023 pay outcomes.
•General satisfaction with the executive compensation program. The 2024 Say-on-Pay vote received 93% support.
Sustainability Disclosure:
•Reviewed Honeywell's sustainability reporting to identify additional disclosures that may be meaningful to shareowners.
•General appreciation for the Company’s sustainability reporting, including the Company's enhancements to its environmental justice reporting.

FALL 2024

Business Update:
•Discussed Honeywell’s business strategy, including Honeywell’s views on key megatrends impacting our industries, our capital allocation plans, and recent portfolio updates.
•Shareowners generally appreciated our transparency around our strategic priorities, including actions taken and ongoing analysis of strategies for optimizing the Company’s portfolio.
Board Composition and Effectiveness:
•Discussions focused on Board composition and the Board’s refreshment process, including how the Board is prioritizing director skillsets for the future and whether the Board's self-evaluation process enables insights into individual director performance.
•Numerous shareowners expressed an interest in better understanding the Board’s oversight of artificial intelligence (AI) and responsible AI governance.
Executive Compensation:
•Shareowners generally support the design and administration of the executive compensation program.
Sustainability Disclosure:
•Most shareowners expressed a positive view of the Company's sustainability disclosures, and none of the shareowners engaged expressed an interest in specific additional disclosure on any sustainability topic.

2025 NOTICE AND PROXY STATEMENT |	27

CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
CHAIRMAN OF THE BOARD
In January 2024, the Board elected Honeywell's CEO, Vimal Kapur, to succeed Honeywell's former Executive Chairman as Chairman of the Board, effective as of June 2024. This appointment was made after careful consideration by the Board, including feedback from dialogue with shareowners.
The Board understands the importance of this leadership decision and thoroughly explored different structures and a wide range of considerations through an open-minded and unbiased decision-making process. In reaching its decision to recombine the roles under Mr. Kapur, and to continue to have these roles combined, the Board evaluated the best leadership structure for the Company in the context of its present circumstances, taking into account the Company's strategic needs over the next phase of its transformation, Mr. Kapur's leadership qualities, the independence of the Board, and the strength of the independent Lead Director role.

BOARD RATIONALE FOR COMBINING THE CHAIRMAN AND CEO ROLES

The Board's key considerations when deciding to combine the roles of Chairman and CEO under Mr. Kapur include:
•The benefits of a unified leadership structure while the Company undertakes multiple transformational initiatives. The Board determined that combining the Chairman and CEO roles under Mr. Kapur would enable the decision-making speed and agility required to drive an ambitious organic and inorganic growth agenda while executing comprehensive portfolio transformation. Indeed, since the Board elected Mr. Kapur in January 2024, the Company has moved swiftly and decisively to:
◦Deploy $9 billion of accretive acquisitions: the Access Solutions business from Carrier Global, Civitanavi Systems, CAES Systems, and the liquefied natural gas (LNG) business from Air Products.
◦Announce a plan to spin off the Advanced Materials business into an independent, U.S. publicly traded company.
◦Enter into an agreement to divest the Personal Protective Equipment business.
◦Announce HCE 3.0, which took our software strategy to the next stage by integrating HCE into our segments.
◦Announce the Company's intent to pursue a full separation of Aerospace Technologies, following the comprehensive business portfolio evaluation launched in 2024 by Mr. Kapur to explore additional strategic alternatives for unlocking shareowner value.
•The Board's evaluation of Mr. Kapur's leadership and effectiveness since becoming CEO and its confidence in Vimal's judgment and character, which was earned over the course of his 35-year career at Honeywell.
•The Company's historical track record of performance and effective risk management under a unified Chairman and CEO leadership structure.
•The highly independent nature of the Board, where Mr. Kapur is the only non-independent director.
•The strength and experience of Honeywell's independent directors, eight of whom have experience serving as CEOs.
•The robust roles, responsibilities, and authorities of the independent Lead Director role under the Company's Corporate Governance Guidelines, as described further below.

Honeywell's Corporate Governance Guidelines do not establish a fixed rule as to whether the offices of Chairman and CEO should be vested in the same person or two different people, but rather specify that Honeywell's Board leadership structure is best considered as part of corporate governance and CEO succession planning processes. The Board believes that the decision as to whether the positions of Chairman and CEO should be combined or separated, and whether an executive or an independent director should serve as Chairman if the roles are split, should be based upon the particular circumstances facing the Company. Maintaining a flexible policy allows the Board to exercise its best business judgment to choose the leadership structure that best serves the interests of the Company and its shareowners at any particular time. The Board believes its risk oversight framework would be effective under a variety of leadership structures.
The Board carefully weighed feedback from its shareowners as part of the deliberations leading up to its decision to combine the roles under Mr. Kapur. The Board has engaged with, and intends to continue to engage with shareowners on this topic during shareowner engagement meetings. The Company has heard a range of views during those meetings, with most shareowners expressing confidence that the Honeywell Board understands the importance of good corporate governance and has the ability and insight to make the right decisions regarding its ongoing leadership structure, specifically the determination of whether and when to separate and combine the roles of Chairman and CEO.

28	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE GOVERNANCE
INDEPENDENT LEAD DIRECTOR
The independent Lead Director serves as the de facto leader of Honeywell's independent directors and the focal point for ensuring that the Board as a whole is providing appropriate independent oversight of management. The Company's Corporate Governance Guidelines explicitly mandate that if the Chairman is not independent, then an independent Lead Director will be elected by the independent directors and will assume the same roles, responsibilities, and authorities.

INDEPENDENT LEAD DIRECTOR ROLES, RESPONSIBILITIES, AND AUTHORITIES

The roles, responsibilities, and authorities of the independent Lead Director are robust and designed to ensure effective independent oversight. They include the following:
•Work with the CEO and Chairman, the CGRC, and the full Board to recruit and select Board candidates, including identification and prioritization of the specific skillsets, experience, and knowledge that candidates must possess.
•Review, approve, and make changes to Board meeting agendas and Board meeting schedules, including to add or remove agenda items and to ensure that there is sufficient time for discussion of all agenda items.
•Review, and when appropriate, make changes to presentation material and other written information provided to directors for Board meetings.
•Preside at all Board meetings at which the Chairman is not present, including executive sessions of the independent directors, and apprise the Chairman of the issues considered.
•Serve as liaison between the Chairman and the independent directors.
•Lead the Board's annual self-evaluation process, including presentation of general observations from individual director conversations to the Board and, where applicable, communication of specific feedback to individual directors.
•Be available for consultation and direct communication with the Company’s shareowners.
•Call meetings of the independent directors when necessary and appropriate.
•Call special meetings of the Board when necessary and appropriate.
•Retain outside professionals on behalf of the Board.
•Consult with management about what information is to be sent to the Board.
•Identify key strategic direction and operational issues upon which the Board’s annual core agenda is based.
•Serve as an ex officio member of each committee on which he or she does not otherwise serve.

The independent Lead Director is selected biennially by Honeywell’s independent directors to serve a two-year term, considering the independent Lead Director selection criteria memorialized in the Company's Corporate Governance Guidelines. Taking these criteria into account, the independent directors unanimously elected William S. Ayer to serve as Lead Director for a term that will expire at the 2026 Annual Meeting of Shareowners.

SELECTION CRITERIA	MR. AYER'S QUALIFICATIONS

Commitment. Able to commit to the level of engagement required to meet the responsibilities of the role.	Mr. Ayer excelled in his prior role as CGRC Chair (which required constant, proactive engagement with shareowners, management, and his fellow directors) while simultaneously serving on the MDCC.

Effective Communication. Able to facilitate discussions among Board members and engage with shareowners and key stakeholders.
  As CGRC Chair, Mr. Ayer demonstrated effective communication and engagement with directors and management during the CEO transition, new director recruitment, and numerous shareowner engagement meetings over the past three years.

Rapport. Strong rapport with other members of the Board.
  Mr. Ayer is extremely well-regarded by his fellow Board members. He has been a Board member for 10 years, has served on the CGRC since 2014, and previously served as CGRC Chair from 2022 to 2024 and on the MDCC from 2014 to 2024. He has developed a strong rapport with each director.

Integrity. High personal integrity and ethical character.
  Mr. Ayer has conducted himself in accordance with the highest ethical standards throughout his career. As CGRC Chair, he was a key enabler of a culture of integrity and ethics, ensuring the appropriate tone at the top.

Skillset. Skills and experience broadly in line with Honeywell’s corporate strategy.
  Mr. Ayer's skills and experience are well-aligned with the strategic skills and core competencies that are critical for Honeywell Board members. As the former Chair and CEO of Alaska Air Group, Mr. Ayer has significant experience leading a large, public company. He has extensive aviation industry knowledge, as well as sales, marketing, and operations expertise.

Independence. Independent under SEC and Nasdaq requirements.	Mr. Ayer qualifies as an independent director in accordance with SEC, Nasdaq, and Honeywell's corporate governance standards.

2025 NOTICE AND PROXY STATEMENT |	29

CORPORATE GOVERNANCE
DIRECTOR INDEPENDENCE
Honeywell’s Corporate Governance Guidelines state, “the Board intends that, at all times, a substantial majority of its directors will be considered independent under relevant Nasdaq and SEC guidelines.”
AFFIRMATIVE DETERMINATION OF INDEPENDENCE
To fulfill this intent, the Board regularly reviews the independence of each non-employee director to make an affirmative determination of independence. Specifically, the CGRC conducts an annual review of the independence of the directors and reports its findings to the full Board. This year, based on the report and recommendation of the CGRC, the Board has determined that each of the non-employee director nominees standing for election to the Board at the Annual Meeting — Messrs. Angove, Ayer, Burke, Davis, Lamach, and Watson and Mses. Flint, Lee, and Lieblein — satisfies the independence criteria in the applicable Nasdaq listing standards and SEC rules (including, where applicable, the enhanced criteria with respect to members of the Audit Committee and the MDCC). Ms. Washington, who served on the Board in 2024 and resigned effective March 31, 2025, also satisfied the independence criteria in the applicable Nasdaq listing standards and SEC rules. Our current Chairman and CEO, Mr. Kapur is not independent, and our former Executive Chairman, Darius Adamczyk, who served on the Board in 2024, was not considered independent. Each Board committee member qualifies as a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act). Members of the Audit Committee and MDCC currently meet and, during the year ended December 31, 2024, met the additional independence requirements of Nasdaq applicable to audit committee and compensation committee members.
CRITERIA FOR DIRECTOR INDEPENDENCE
For a director to be considered independent, the Board must determine that the director does not have any relationships with Honeywell that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board considered all relevant facts and circumstances in making its determinations, including the following:
•No non-employee director or nominee receives any direct compensation from Honeywell other than under the director compensation program described in this Proxy Statement.
•No immediate family member (within the meaning of the Nasdaq listing standards) of any non-employee director or nominee receives direct compensation from Honeywell other than compensation received for service as a non-executive employee.
•No non-employee director or nominee is affiliated with Honeywell or any of its subsidiaries or affiliates.
•No non-employee director or nominee is an employee of Honeywell’s independent accountants, and no non-employee director or nominee (or any of their respective immediate family members) is a current partner of Honeywell’s independent accountants, or, within the last three years, was a partner or employee of Honeywell’s independent accountants and personally worked on Honeywell’s audit.
•No non-employee director or nominee is a member, partner, or principal of any law firm, accounting firm, or investment banking firm that receives any consulting, advisory, or other fees from Honeywell.
•No non-employee director or nominee has an immediate family member who is, or was during the past three years, an executive officer of Honeywell.
•No Honeywell executive officer is on the compensation committee of the board of directors of a company that employs any of our non-employee directors or nominees (or any of their respective immediate family members) as an executive officer.
•No non-employee director or nominee (or any of their respective immediate family members) is indebted to Honeywell, nor is Honeywell indebted to any non-employee director or nominee (or any of their respective immediate family members).
•No non-employee director or nominee is an executive officer of a charitable or other tax-exempt organization that received contributions from Honeywell outside our director charitable match program.
•Honeywell has commercial relationships (purchase and/or sale of products and services) with companies at which our directors serve or have served as officers within the past three years (Mr. Angove — Blue Yonder Group, Inc., Ms. Flint — Greater Toronto Airports Authority, Ms. Lee — Cornerstone Building Brands, Inc., Ms. Washington — Salesforce, Inc. [effective March 2025], and Mr. Watson — John Wood Group PLC). In each case:
•The relevant products and services were provided on terms and conditions determined on an arm’s-length basis and consistent with those provided by or to similarly situated customers and suppliers;
•The relevant director did not initiate or negotiate the relevant transaction, each of which was in the ordinary course of business of both companies; and
•The combined amount of such purchases and sales was less than 1% of the consolidated gross sales of each of Honeywell and the other company in each of the last three completed fiscal years. This level is significantly below the requirements of the Nasdaq listing standards for director independence, which use a threshold of 5% of consolidated gross revenues and apply it to each of purchases and sales rather than the combination of the two.

30	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE GOVERNANCE
•While a non-employee director’s or nominee’s service as an outside director of another company with which Honeywell does business would generally not be expected to raise independence issues, the Board also considered those relationships and confirmed the absence of any material commercial relationships with any such company. Specifically, those commercial relationships were in the ordinary course of business for Honeywell and the other companies involved and were on terms and conditions available to similarly situated customers and suppliers.
The above information was derived from Honeywell’s books and records and responses to questionnaires completed by directors in connection with the preparation of this Proxy Statement.
BOARD PRACTICES AND PROCEDURES
BOARD AND COMMITTEE MEETINGS
•Agenda. The Board and its committees perform an annual review of the agenda items to be considered for each meeting. During that review and throughout the year, each Board and committee member is encouraged to suggest items for inclusion on future agendas. The independent Lead Director and Chairman each have the responsibility to approve agendas.
•Number of Meetings and Attendance. In 2024, the Board held nine meetings, and the committees of the Board collectively held 18 meetings. The Board had 100% meeting attendance of regularly scheduled meetings, and the directors’ average attendance rate at meetings of the committees of which they are members was 99%. Each of the directors participated in at least 98% of the aggregate of the total number of Board meetings held during the period for which he or she was a director and the total number of meetings held by all Board committees on which he or she served (during the period he or she served).
•Special Meetings. The Chairman, the CEO, the independent Lead Director, the CGRC Chair, and at the request of two independent directors, the Corporate Secretary, are empowered and authorized to call special meetings of the Board at any time and for any reason.
•Board Meeting Materials. Each director receives in advance the written material to be considered at every meeting of the Board and of each Board committee (regardless of committee membership) and can provide comments and suggestions.
SELF-EVALUATION

DEVELOP QUESTIONNAIRE	LAUNCH EVALUATION	REVIEW FEEDBACK	RESPOND TO INPUT

•The formal self-evaluation is in the form of written questionnaires administered by Board members, management, or third parties. Each year, the independent Lead Director and the CGRC discuss, consider, and approve the form of the evaluation.

•Members of our Board, and each committee, participate in the formal evaluation process, responding to questions designed to elicit information to be used for improving Board and committee effectiveness.

•Director feedback is solicited from the formal self-evaluation process and is shared verbatim on an anonymous basis with the entire Board and committee and, where appropriate, addressed with management.

•In response to feedback from the evaluation process, the Board and committees work with management to take concrete steps to improve policies, processes, and procedures to further Board and committee effectiveness.

In 2025, the Board augmented the above self-evaluation process to include conversations with each director based on questions designed to elicit more nuanced feedback on the Board's performance as a whole as well as insights into individual director performance. Following these conversations, the independent Lead Director presents observations that are generally applicable to the Board and communicates observations regarding an individual director's performance to the applicable director.

2025 NOTICE AND PROXY STATEMENT |	31

CORPORATE GOVERNANCE
EVALUATION AND NOMINATION OF DIRECTOR CANDIDATES
Primary responsibility for identifying and evaluating director candidates and for recommending re-nomination of incumbent directors resides with the CGRC, which consists entirely of independent directors under applicable SEC rules and Nasdaq listing standards. Honeywell’s independent Lead Director is formally charged with the responsibility of working with the Chairman and CEO, CGRC, and the full Board to help identify and prioritize the specific skillsets, experience, and knowledge that director candidates must possess. The CGRC and independent Lead Director then establish criteria for director nominees based on these inputs.
The following describes the Board’s procedures for identifying and nominating directors for election.

ASSESS	•From time to time, the Board fills vacancies in its membership, including vacancies arising from increases in the size of the Board, using the evaluation and nomination process.

IDENTIFY
•Potential director candidates meeting the criteria established by the CGRC and independent Lead Director are identified either by reputation, existing Board members, or shareowners.
•The CGRC is also authorized, at the expense of Honeywell, to retain search firms to identify potential director candidates, as well as other external advisors, including for purposes of performing background reviews of potential candidates.
•Search firms retained by the CGRC are provided guidance as to the particular experience, skills, or other characteristics that the Board is then seeking.
•The CGRC may delegate responsibility for day-to-day management and oversight of a search firm engagement to the Chairman of the Board, the Senior Vice President and General Counsel, and/or the Senior Vice President and Chief Human Resources Officer.

EVALUATE
•Candidates are interviewed by the Chairman and CEO, the independent Lead Director, or Chair of the CGRC, and such other directors or officers as may be requested by the Chairman and CEO or independent Lead Director, to ensure that candidates not only possess the requisite skills and characteristics, but also the personality, leadership traits, work ethic, and independence of thought to effectively contribute as a member of the Board.
•To ensure that the Board continues to evolve in a manner that serves the changing business and strategic needs of the Company, before recommending for re-nomination a slate of incumbent directors for an additional term, the CGRC also evaluates whether incumbent directors possess the requisite skills and perspective, both individually and collectively. This evaluation is based primarily on the results of the annual review it performs with the Board of the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole and the results of the Board’s annual self-evaluation.

RECOMMEND
•The Board nominates the successful candidate for election to the Board at the Annual Meeting of Shareowners. From time to time, the Board uses the process described above to fill vacancies in its membership that arise between annual meetings.

32	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE GOVERNANCE
OTHER BEST PRACTICE BOARD POLICIES AND PROCEDURES

ANNUAL SHAREOWNER MEETING ATTENDANCE	Honeywell’s Corporate Governance Guidelines encourage all directors to attend our Annual Meeting of Shareowners. All of our then-serving directors attended the Company's 2024 Annual Meeting.

ENGAGEMENT WITH MANAGEMENT
The Board and its committees provide feedback to management, and management is required to answer questions raised by the directors during Board and committee meetings. Our senior management meets regularly with the Board, including yearly reviews of each business’ long-term strategic plan and annual operating plan.

DIRECTOR EDUCATION
Honeywell’s Board believes that director education is vital to the ability of directors to fulfill their roles and supports Board members in their continuous learning. Directors may enroll in continuing education programs at Honeywell’s expense on corporate governance and critical issues associated with a director’s service on a public company board. The Board also hears regularly from management on numerous subjects, including investor sentiments, shareowner activism, regulatory developments, corporate responsibility-related matters, data privacy, geopolitical developments, supply chain risk, cybersecurity, and artificial intelligence. In addition, the Board periodically participates in site visits to Honeywell’s facilities and has multiple opportunities to engage with employees across our businesses.

DIRECTOR ORIENTATION
All new directors participate in the Company’s director orientation program during the first year on the Board. New directors receive an extensive suite of onboarding materials covering director responsibilities, corporate governance practices and policies, business strategies, leadership structure, and long-term plans. Participation in regular Board and committee meetings also provides new directors with a strong foundation for understanding Honeywell’s businesses, connects directors with members of management with whom they will interact, and accelerates their effectiveness to engage fully in Board deliberations. Directors have access to additional orientation and educational opportunities upon acceptance of new or additional responsibilities on the Board or its committees.

OTHER BOARD MEMBERSHIPS
Pursuant to our Corporate Governance Guidelines, directors should not serve on more than four public company boards (including the Honeywell Board), and directors who serve as chief executive officer of a public company should not serve on more than two public company boards (excluding the board of the company of which such director is the chief executive officer).

TIME COMMITMENT
In addition to the board membership limits described above, the Corporate Governance Guidelines provide that, as part of the CGRC’s annual review of the requisite skills and characteristics of Board members, the CGRC will consider the ability of Board members (and candidates for membership) to devote sufficient time to performing their duties in an effective manner.

RETIREMENT AGE POLICY	Per Board policy, unless the Board otherwise determines, non-employee directors will retire from the Board upon the first Annual Meeting of Shareowners after reaching the age of 75.

CHANGE IN JOB RESPONSIBILITIES
The Corporate Governance Guidelines also provide that directors should offer to tender their resignation in the event of a change in the principal job responsibilities that they held at the time of their election to the Board or the principal job responsibilities taken subsequent to their election to the Board.

2025 NOTICE AND PROXY STATEMENT |	33

CORPORATE GOVERNANCE
BOARD COMMITTEES
The Board currently has three committees. All members of each committee are independent, non-employee directors. Each committee operates under a written charter, which is available at investor.honeywell.com (see “Governance/Governance Overview”). The table below lists the anticipated leadership and membership of each committee following the Annual Meeting.

Name	Audit	Corporate Governance and Responsibility	Management Development and Compensation
Mr. Angove
Mr. Ayer	ex officio	ex officio	ex officio
Mr. Burke
Mr. Davis
Ms. Flint
Mr. Lamach
Ms. Lee
Ms. Lieblein
Mr. Watson

Chair	Member
AUDIT COMMITTEE

•Consider the independence of, appoint (and recommend to shareowners for approval), and be directly responsible for the compensation, retention, and oversight of the firm that serves as independent accountants to audit our financial statements and to perform services related to the audit; this includes resolving disagreements between the firm and management regarding financial reporting.
•Review the scope and results of the audit with the independent accountants.
•Review with management and the independent accountants, prior to filing, the annual and interim financial results (including Management’s Discussion and Analysis) to be included in Forms 10-K and 10-Q.
•Consider the adequacy and effectiveness of our internal control over financial reporting and auditing procedures.
•Review, approve, and establish procedures for the receipt, retention, and treatment of complaints received by Honeywell regarding accounting, internal control over financial reporting, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
•Monitor and provide risk oversight with respect to focus areas assigned to the committee from time to time by the Board including cybersecurity, data use and compliance (including under AI regulations), tax and liquidity, management, product integrity and product security, vendor risk, operational business continuity, and crisis management.
•Together with the full Board, exercise oversight over the ERM process and assess adequacy of mitigation strategies for the risks identified through ERM.
•Oversee performance of the Company's internal audit function.

Committee Chair: Michael W. Lamach(1)
Other Committee Members:
William S. Ayer (ex officio)
Kevin Burke
D. Scott Davis†
Robin L. Washington†(1)
Robin Watson
†  Audit Committee Financial Expert
Meetings Held in 2024: 9
•All members independent
•Has oversight over our independent accountant
•Separately designated standing audit committee established in accordance with Section 3(a)(58) (A) of the Exchange Act

(1)Mr. Lamach was appointed chair of the Audit Committee effective June 7, 2024, succeeding Mr. Davis. Ms. Washington served as a member of the Audit Committee until her resignation from the Board (effective March 31, 2025).
Audit Committee Oversight of Independent Accountants. The Audit Committee seeks to ensure the exercise of appropriate professional skepticism by the independent accountants by reviewing and discussing, among other things, management and auditor reports regarding significant estimates and judgments and the results of peer quality review and Public Company Accounting Oversight Board inspections of the independent accountants. The Audit Committee also reviews and pre-approves all audit and non-audit services provided to Honeywell by the independent accountants to determine that such services would not adversely impact auditor independence and objectivity. The Audit Committee also holds separate executive sessions at each in-person meeting with representatives of our independent accountants and with Honeywell’s Chief Financial Officer, General Counsel, and Vice President of Corporate Audit.

34	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE AND RESPONSIBILITY COMMITTEE (CGRC)

•Identify and evaluate potential director candidates and recommend to the Board the nominees for election to the Board.
•Review and make a recommendation to the Board regarding whether to accept a resignation tendered by a Board nominee who does not receive a majority of votes cast for his or her election in an uncontested election of directors.
•Review and recommend changes to the Corporate Governance Guidelines.
•Together with the independent Lead Director, lead the Board in its annual evaluation of the performance of the Board and its committees.
•Review policies and make recommendations to the Board concerning the size and composition of the Board, qualifications and criteria for director nominees, director retirement policies, compensation and benefits of non-employee directors, conduct of business between Honeywell and any person or entity affiliated with a director, the structure and composition of Board committees, and the allocation of risk oversight responsibilities among Board committees.
•Oversee overall ESG performance and associated risks and opportunities.
•Review and oversee related party transactions for potential conflicts of interest on an ongoing basis, as appropriate.
•Monitor and provide risk oversight with respect to focus areas assigned to the committee from time to time by the Board, including political contributions and lobbying, geopolitical risk, regulatory compliance matters, responsible AI governance, integrity and ethics, health, safety, environmental, product stewardship, sustainability, and environmental justice.
•Review our policies and programs as may be brought to the attention of the committee regarding Honeywell’s role as a responsible corporate citizen.

Committee Chair: D. Scott Davis(1)
Other Committee Members:
Duncan B. Angove
William S. Ayer (ex officio)
Deborah Flint
Grace Lieblein
Meetings Held in 2024: 4
•All members independent
•Also serves as the nominating committee

(1)Mr. Davis was appointed chair of the CGRC, effective June 7, 2024, succeeding Mr. Ayer who became an ex officio member of the CGRC at that time.
MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE (MDCC)

•Evaluate and approve executive compensation plans, policies, and programs, including review and approval of executive compensation-related corporate goals and objectives.
•Review and approve the individual goals and objectives of the Company’s executive officers.
•Evaluate the CEO’s performance relative to established goals and objectives and, together with the other independent directors, determine and approve the CEO’s compensation level.
•Review and determine the annual salary and other remuneration (including incentive compensation and equity-based plans) of all other officers.
•Review and discuss with management the Compensation Discussion and Analysis and other executive compensation disclosures included in this Proxy Statement.
•Produce the annual Committee Report included in this Proxy Statement.
•Form and delegate any of the MDCC’s authorities to subcommittees when appropriate.
•Review the management development program, including executive succession.
•Review or take such other action as may be required in connection with the bonus, stock, and other benefit plans of Honeywell and its subsidiaries.
•Monitor and provide risk oversight with respect to focus areas assigned to the committee from time to time by the Board, including succession planning, retention and recruitment of key talent, employment practices and policies, workplace respect and culture, workforce diversity, workplace violence, and employee engagement and wellness.

Committee Chair: Grace Lieblein
Other Committee Members:
Duncan B. Angove
William S. Ayer (ex officio)
Deborah Flint
Rose Lee
Meetings Held in 2024: 5
•All members independent
•Administers Honeywell’s executive compensation program
•Retains independent compensation consultant

2025 NOTICE AND PROXY STATEMENT |	35

CORPORATE GOVERNANCE
Compensation Committee Interlocks and Insider Participation. During the 2024 fiscal year, all members of the MDCC were independent directors, and no member was an employee or former employee of Honeywell. No MDCC member had any relationship requiring disclosure under “Certain Relationships and Related Transactions” on page 112 of this Proxy Statement. During fiscal year 2024, none of the Company’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on the MDCC or the Board.
Administration of Executive Compensation Program. The MDCC administers the executive compensation program, including determination of the elements of the program and their relative weighting, incentive compensation plan targets, and award amounts. The MDCC takes into account feedback from our shareowners when making enhancements to the executive compensation program. When administering the program, the MDCC considers recommendations from senior management regarding the overall executive compensation program and the individual compensation of the executive officers. As part of Honeywell’s annual planning process, the CEO, CFO, and Chief Human Resources Officer develop targets for Honeywell’s incentive compensation programs and present them to the MDCC. These targets are reviewed by the MDCC to ensure alignment with our strategic and annual operating plans, macroeconomic trends, and other identified opportunities and risks. The CEO recommends base salary adjustments and cash and equity incentive award levels for Honeywell’s other executive officers. These recommendations are based on performance appraisals (including an assessment of the achievement of pre-established financial and non-financial management objectives) together with a review of supplemental performance measures and prior compensation levels relative to performance.
Retention of Independent Compensation Consultant. The MDCC has sole authority to retain a compensation consultant to assist the MDCC in the evaluation of CEO, officer, and other senior executive compensation, but only after considering all factors relevant to the consultant’s independence from management. In addition, the MDCC is directly responsible for approving the consultant’s compensation, evaluating its performance, and terminating its engagement. Under the MDCC’s established policy, its consultant cannot provide any other services to Honeywell without the MDCC’s approval, as delegated to the MDCC Chair. The MDCC regularly reviews the services provided by its outside consultants and performs an annual assessment of the independence of its compensation consultant to determine whether the compensation consultant is independent.
Pay Governance served as the MDCC's independent compensation consultant during 2024. The MDCC conducted a specific review of its relationship with Pay Governance in 2024 and determined that Pay Governance is independent in providing Honeywell with executive compensation consulting and limited other employee benchmarking services and that Pay Governance's work for the MDCC did not raise any conflicts of interest, consistent with SEC rules and Nasdaq listing standards.
In making this determination, the MDCC reviewed information provided by Pay Governance on the following factors:
•Any other services provided to Honeywell by Pay Governance.
•Fees received by Pay Governance from Honeywell as a percentage of Pay Governance's total revenue.
•Policies and procedures maintained by Pay Governance to prevent a conflict of interest.
•Any business or personal relationship between the individual Pay Governance consultants assigned to the Honeywell relationship and any MDCC member.
•Any business or personal relationship between the individual Pay Governance consultants assigned to the Honeywell relationship, or Pay Governance itself, and Honeywell’s executive officers.
•Any Honeywell stock owned by Pay Governance or the individual Pay Governance consultants assigned to the Honeywell relationship.
The MDCC noted that Pay Governance did not provide any services to the Company or its management other than service to the MDCC and limited other compensation benchmarking services. Unless approved by the MDCC Chair, Pay Governance does not provide, directly or indirectly through affiliates, any non-executive compensation services, including, but not limited to, pension consulting or human resources outsourcing.
Pay Governance compiled information and provided advice regarding the components and mix (short-term/long-term; fixed/variable; cash/equity) of the executive compensation programs of Honeywell and its Compensation Peer Group (see page 50 of this Proxy Statement for further detail regarding the Compensation Peer Group) and analyzed the relative performance of Honeywell and the Compensation Peer Group with respect to stock performance and the financial metrics generally used in the programs. Pay Governance also provided the MDCC with information regarding emerging trends and best practices in executive compensation. In addition to information compiled by Pay Governance, the MDCC also reviews general survey data compiled and published by third parties. Neither the MDCC nor Honeywell has any input into the scope of, or the companies included in, these third-party surveys. Pay Governance reported to the MDCC Chair, had direct access to MDCC members, attended MDCC meetings either in person, virtually, or by telephone, and met with the MDCC in executive session without management present.

36	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD’S ROLE IN RISK OVERSIGHT
While senior management has primary responsibility for managing risk, the Board has responsibility for risk oversight with specific risk areas delegated to relevant Board committees who report on their deliberations to the Board. The specific risk areas of focus for the Board and each of its committees are summarized below.

FULL BOARD
•Oversee the Company’s risk governance framework, including an enterprise-wide culture that supports appropriate risk awareness and the identification, escalation, and appropriate management of risk.
•Integrity, ethics, and compliance with the Company's Code of Business Conduct.
•General strategic and commercial risks, such as new product launch, capital spend, raw material price increases, foreign currency fluctuation, diminished customer demand, market and competitive dynamics, technology obsolescence, reductions to government spending, geopolitical dynamics, slowdown in economic growth, supply chain disruption, and inflation.
•Disruption, including supply chain disruption, disruptive technologies, emerging competition, and changing business models.
•Ongoing portfolio transformation and M&A transactions, including strategic fit, execution, separation, and integration.
•Legal risks, such as those arising from litigation, environmental, and intellectual property matters.

AUDIT COMMITTEE
•Enterprise Risk Management (ERM) and Crisis Incident Management programs.
•Cybersecurity, including risks associated with the Company’s products and facilities.
•Data use and compliance (including under AI regulations).
•Accounting, controls, and financial disclosure.
•Tax and liquidity management.
•Product integrity and product security.
•Vendor risk, including supply chain disruption.
•Operational business continuity.

CORPORATE GOVERNANCE AND RESPONSIBILITY COMMITTEE (CGRC)
•Political contributions/lobbying.
•Regulatory compliance, including data privacy, sanctions, export, and government contracts.
•Integrity and compliance programs and policies.
•Geopolitical risk, including political, economic or military conflicts, and tariffs.
•ESG matters, including health, safety, environmental, climate, product stewardship, environmental justice, responsible AI governance, and sustainability.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE (MDCC)
•Succession planning.
•Compensation plans, programs, and arrangements and other employment practices.
•Recruitment and retention of key talent.
•Labor compliance.
•Workplace respect and culture.
•Workforce diversity.
•Workplace violence.
•Employee engagement and wellness.

ENTERPRISE RISK MANAGEMENT (ERM)

ASSESS	REVIEW	INCORPORATE

•The Board uses the ERM program as a key tool for understanding the inherent risks facing Honeywell and assessing whether management’s processes, procedures, and practices for mitigating those risks are effective.
•The annual ERM assessment deployed by management is based on an enterprise-wide “top down” and “bottom up” view and strategies for mitigating those risks.
•In 2024, the ERM program included interviews with the Chairman and CEO, and each member of his leadership team, as well as 70 workshop interviews with 165 risk owners and risk experts, covering 76 risk areas across all businesses and functions.
•In 2025, ERM-identified risks will drive over 80% of the audits to be conducted under the internal audit function’s annual plan.

•The Audit Committee, the CGRC, and the full Board review the results of the annual ERM assessment.
•During the reviews, Honeywell’s Chief Financial Officer and General Counsel present the results of the ERM assessment in a manner designed to provide full visibility into the risks facing Honeywell and how management is mitigating those risks, thereby enabling the Board to effectively exercise its oversight function.
•To facilitate continued monitoring and oversight by the Board, key risk areas identified during the ERM process and management’s associated mitigation activities become part of Board and/or committee meeting agendas for the following year.

•Every three years, the ERM process includes one-on-one meetings with each Board member to discuss each director’s “top down” view of risks facing the enterprise, to solicit the director’s recommendations for improving the ERM process, and to ensure that the universe of risks and the metrics for identifying key risks, in terms of likelihood of occurrence and potential financial impact, is both realistic and appropriate.
•Feedback from the one-on-one interviews with the individual Board members is presented to the full Board and incorporated into the Company's risk assessment and associated mitigation efforts.

2025 NOTICE AND PROXY STATEMENT |	37

CORPORATE GOVERNANCE
OVERSIGHT OF STRATEGY
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy and the associated risks. The full Board oversees strategy and strategic risk through robust and constructive engagement with management, taking into consideration Honeywell’s key priorities, global trends impacting our business, regulatory developments, and disruptors in our industries. The Board’s oversight of strategy primarily occurs through deep-dive annual reviews of the long-term strategic plans and annual operating plans of each of our businesses. During these reviews, management provides the Board with its view of the key commercial and strategic risks and opportunities faced by each business unit so that the Board can assess whether management has identified the key risks and opportunities and is taking appropriate actions to mitigate risk. In addition to the review of each business’ strategic and annual plans, specific areas of risk and opportunity are tabled for further Board and/or committee discussion to ensure additional Board engagement on the areas of risk that are most impactful to Honeywell’s strategic direction.
The Board’s oversight of strategy is prominent in the Company’s portfolio optimization, mergers, acquisitions, and divestitures activity. From strategy and vision to comprehensive annual portfolio reviews, individual transaction approvals, deal execution, integration, and performance against goals, the Board is engaged in all aspects of the Company’s mergers, acquisitions, divestitures, and corporate development activities. With the ultimate goal of achieving outcomes that promote long-term shareowner value, the Board annually engages in a rigorous, thorough, and unbiased review of Honeywell’s portfolio and devotes a substantial amount of time at each Board meeting to pressure testing potential transactions, reviewing deal execution, monitoring integration, and assessing long-term outcomes.

SPOTLIGHT ON BOARD OVERSIGHT OF PORTFOLIO TRANSFORMATION

In 2024 and early 2025, the Board engaged extensively with management on the implementation of an ambitious organic and inorganic growth agenda while developing, analyzing, and ultimately announcing a comprehensive portfolio transformation. This work enabled:
•The alignment of our business to three compelling megatrends – Automation, the Future of Aviation, and the Energy Transition.
•Approximately $9 billion of accretive acquisitions: the Access Solutions business from Carrier Global, Civitanavi Systems, CAES Systems, and the liquefied natural gas (LNG) business from Air Products.
•A plan to spin off the Advanced Materials business into an independent, U.S. publicly traded company.
•An agreement to divest the Personal Protective Equipment business.
Importantly, this work culminated in the announcement of Honeywell's intent to pursue a full separation of Aerospace Technologies, following the comprehensive business portfolio evaluation launched in 2024 by Chairman and CEO Vimal Kapur to explore additional strategic alternatives for unlocking shareowner value.

OVERSIGHT OF ESG MATTERS
Honeywell takes seriously its commitment to corporate social responsibility, protection of the environment, and creation of sustainable opportunity everywhere it operates. Honeywell’s environmental, social, and governance (ESG) initiatives are aligned with the Company’s long-term strategy, both informing and supporting Honeywell’s strategic plans.
The Board’s engagement and oversight extends to ESG initiatives in the following principal ways:
•The CGRC has primary jurisdiction for managing risks and opportunities associated with ESG as well as oversight of discrete ESG topics, such as climate, environmental remediation, environmental justice, integrity and ethics, and political engagement.
•Direct MDCC oversight of human capital management issues, including culture, talent recruitment and retention, inclusion and diversity, and employee well-being.
•Direct Audit Committee and Board engagement with ESG risk areas through a robust and comprehensive ERM program.
•Direct Board engagement on select ESG topics, such as safety, business resiliency, political engagement, environmental matters, inclusion and diversity, and community engagement.
•Feedback from shareowners. The Board values shareowners’ perspectives on ESG matters, and the Company (oftentimes with our independent Lead Director, MDCC Chair, and/or CGRC Chair) engages directly with shareowners throughout the year to discuss and receive feedback on our activities, goals, and achievements in these areas.

38	| 2025 NOTICE AND PROXY STATEMENT

CORPORATE GOVERNANCE

Overall Oversight of ESG	The full Board and Corporate Governance and Responsibility Committee oversee the Company's overall ESG performance and associated risks and opportunities.

Committee Oversight of Discrete ESG Risks and Opportunities	CGRC •Environmental •Health and Safety •Climate •Remediation •Political Engagement •Governance •Integrity and Compliance •Data Privacy •Responsible AI Governance •Environmental Justice
AUDIT COMMITTEE
•Tax
•Financial Controls
•Enterprise Risk
•Litigation/Controversies
•Raw Materials Sourcing
•Product Safety and Integrity
•Supply Chain
•Cybersecurity
•Data Use and Compliance (including AI regulations)
MDCC •Human Capital Management •Labor Practices •Culture •Compensation •Workplace Respect •Inclusion and Diversity •Employee Engagement and Wellness

Management with Accountability and Regular, Direct Reporting to Responsible Board Committee on ESG Topics	•SVP and General Counsel •Chief Sustainability Officer and Chief Scientist •SVP, Global Government Relations •VP and Corporate Secretary •VP and General Counsel, ESG •Chief Compliance Officer
•SVP and Chief Financial Officer
•SVP and General Counsel
•VP, Corporate Audit
•Chief Security Officer
•VP, Controller
•VP, Tax
•Chief Supply Chain Officer
•Chief Compliance Officer
•Chief Digital Technology Officer
•SVP and Chief Human Resources Officer •Chief Inclusion and Diversity Officer

OVERSIGHT OF HUMAN CAPITAL AND CULTURE
The Board and the MDCC provide oversight over human capital, with particular focus on culture, talent development and assessment, and succession planning. Honeywell has built a reputation for “doing what we say.” At the center of that commitment to excellence is a high-performance culture driven by the Six Honeywell Behaviors: Drive Accountability Culture, Be Courageous, Build Exceptional Talent, Win Together, Innovate and Create Value for Customers, and Embrace Transformation, and grounded in our Foundational Principles: Safety Always, Integrity and Ethics, Inclusion and Diversity, and Workplace Respect — these are our core values. Working at Honeywell requires fully embracing the Foundational Principles, and Honeywell expects all employees to exemplify these principles in words and actions.

FOUNDATIONAL PRINCIPLES	SAFETY ALWAYS	INTEGRITY AND ETHICS	INCLUSION AND DIVERSITY	WORKPLACE RESPECT

DRIVE ACCOUNTABILITY CULTURE	BE COURAGEOUS	BUILD EXCEPTIONAL TALENT	WIN TOGETHER	INNOVATE AND CREATE VALUE FOR CUSTOMERS	EMBRACE TRANSFORMATION	...@HONEYWELL

2025 NOTICE AND PROXY STATEMENT |	39

CORPORATE GOVERNANCE
The strength of the Company’s culture is essential to fulfilling our strategic vision, and the Board and the MDCC work with management to oversee adherence to our core values and measure progress against the Honeywell Behaviors.

Each of the Board’s committees plays a role in ensuring that our core values remain at the center of Honeywell’s culture.
•The CGRC meets regularly with our General Counsel and our Chief Compliance Officer to review the Company’s safety and integrity and compliance programs, policies, and scorecards.
•The Audit Committee receives detailed investigation reports on a quarterly basis to monitor trends, ensure that allegations are investigated promptly, and as necessary, confirm that appropriate disciplinary measures are taken in a timely fashion.
•The MDCC has responsibility for CEO and officer succession and development and works with management to monitor workplace culture, establish related expectations, and review progress.

The Board is also closely engaged in the development and management of human capital. The Board’s involvement in leadership development and succession planning is systematic and ongoing, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for CEO succession planning and oversight over succession planning for other executive officer positions. Annually, the full Board reviews the leadership succession plan for the CEO and the CEO's direct reports, which includes identification of “ready now” successors, management’s view of potential successors that are not “ready now” but will be ready within a reasonable timeframe, and development actions necessary to address any gaps in the leadership succession plan. Also discussed are recent and future potential changes involving various leaders and their organizations. In addition, the Board meets regularly with high-potential executives.
The Board believes that an inclusive culture and a workforce that is representative of our customers and communities around the world are critical enablers as the Company executes its long-term growth and portfolio transformation strategy. The Board and the MDCC oversee the Company’s progress and actions in these important areas.
INTEGRITY AND ETHICS
At the core of Honeywell’s Foundational Principles is the Company’s Code of Business Conduct (the Code), which applies to all directors, officers (including our Chief Executive Officer, Chief Financial Officer, and Controller), and employees across the Company in all businesses and in all countries. The Code is a baseline set of requirements that enables employees to recognize and be aware of how to report integrity, compliance, and legal issues. In addition, the Code sets forth its commitment to maintaining an inclusive, safe, and respectful environment and outlines our pledge to zero tolerance for harassment and unlawful discrimination.
The Code provides guidance and expectations in a number of key integrity and compliance areas, including how employees should treat each other; conflicts of interest; health, safety, environmental, product stewardship, and sustainability (HSEPS); books and records; anti-corruption; proper business practices; trade compliance; insider trading; data privacy; respect for human rights; and the appropriate use of information technology and social media. To reinforce the Code, Honeywell provides comprehensive training on key compliance topics, develops training scenarios, deploys monthly manager communication toolkits, provides mechanisms for employees and third parties to report concerns (including anonymously), and ensures timely and fair reviews of integrity and compliance concerns through a best-in-class process to report and investigate allegations. Honeywell responds to 100% of reported allegations.
Any amendments or revisions to the Code will be published on the Company website. Any waiver of the Code for any of Honeywell’s directors or executive officers requires pre-approval from the Board and if granted, the Board ensures that appropriate controls are in place to protect the Company and its shareowners. All officers and employees must complete Code of Conduct training and, where permitted by law, must also certify each year that they will comply with the Code. In 2024, the Company received Code certifications from 100% of its officers and eligible employees, where permitted by law. Honeywell’s Code of Conduct training includes a variety of topics, including conflicts of interest, workplace respect, anticorruption, cybersecurity, and data privacy.
Honeywell is committed to fostering a culture of integrity, ethics, and workplace respect by setting the tone at the top and by unambiguously and repeatedly reinforcing its expectations. Honeywell also empowers our people managers to communicate openly with their team members regarding the importance of conducting themselves with integrity and fostering an environment that encourages candid discussion of integrity and compliance topics and how to raise and report any instances of ethical misconduct. The Integrity and Compliance team delivers integrity awareness communications across Honeywell, including through town halls, newsletters, and monthly integrity-awareness manager toolkits that provide people managers with ready-to-use materials to support discussions of integrity and compliance topics with their teams.
Additional details about the Code, the Supplier Code of Business Conduct, and other components of Honeywell’s integrity and compliance program can be found on our website at investor.honeywell.com (see “ESG/Integrity and Compliance”).

40	| 2025 NOTICE AND PROXY STATEMENT

DIRECTOR
COMPENSATION
The Corporate Governance and Responsibility Committee (CGRC) reviews and makes recommendations to the Board regarding the form and amount of compensation for non-employee directors. Any director who is an employee of Honeywell receives no additional compensation for services on the Board. Honeywell’s director compensation program is designed to enable continued attraction and retention of highly qualified directors and to address the time, effort, expertise, and accountability required of active Board membership.
ELEMENTS OF COMPENSATION
In general, the CGRC and the Board believe that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its committees, and an equity component, designed to align the interests of directors and shareowners.
ANNUAL COMPENSATION

Board Cash Retainer	•Paid in quarterly installments.	$120,000 per annum.

Lead Director Compensation	•Paid in quarterly installments (in addition to Board cash retainer).	$60,000 per annum.

Committee Membership Compensation	•For each committee membership, paid in quarterly installments.	$10,000 per annum (or $15,000 per annum for members of the Audit Committee).

Committee Chair Compensation	•Paid in quarterly installments (in addition to committee membership compensation).
$40,000 per annum for the Audit Committee Chair.
$25,000 per annum for the Management Development and Compensation Committee Chair.
$20,000 per annum for the Corporate Governance and Responsibility Committee Chair.

Common Stock Equivalents
•Automatically credited to each director’s account in the Deferred Compensation Plan for Non-Employee Directors at the beginning of each calendar year. Dividend equivalents are credited with respect to these amounts.
•Payment of these amounts is deferred until termination of Board service. Payments are made in cash, as either a lump sum or in equal annual installments.
$60,000 in common stock equivalents per annum.

Annual Equity Grants
•Awarded on the date of the Annual Meeting of Shareowners.
•Each non-employee director receives an annual equity grant with a target value of $130,000, in the form of Restricted Stock Units (RSUs).
•Annual RSUs vest on the earliest of (i) the April 15th immediately preceding the first anniversary of the grant date, (ii) the director’s termination of service due to death or disability, (iii) the occurrence of a Change in Control, or (iv) the voluntary termination of service on or after the director’s tenth anniversary as a Board member in good standing.
$130,000 target value per annum.

2025 NOTICE AND PROXY STATEMENT |	41

DIRECTOR COMPENSATION
DEFERRED COMPENSATION
Non-employee directors may elect to defer all or any portion of their annual cash retainers and fees, until a specified calendar year or termination of Board service. Compensation is credited to their accounts in the Deferred Compensation Plan for Non-Employee Directors. Amounts credited either accrue interest (5.91% for 2024) or are valued as if invested in a Honeywell common stock fund or one of the other funds available to participants in our employee savings plan as elected by the participant. The unit price of the Honeywell common stock fund is increased to take dividends into account. In addition to payments at the termination of Board service, upon a Change in Control, as defined in the Non-Employee Director Plan, a director may receive a lump-sum payment for amounts deferred before 2006, pursuant to a prior election.
CHARITABLE MATCH
Honeywell also matches, dollar for dollar, any charitable contribution made by a director to any qualified charity, up to an aggregate maximum of $25,000 per director, per calendar year. For 2024, matching charitable contributions were made by Honeywell in the amount of $25,000 for each of directors Ayer, Burke, Lamach, Lieblein, and Washington.
OTHER BENEFITS
Directors may utilize available Company aircraft for travel to and from Board and committee meetings, and non-employee directors are provided with $350,000 in business travel accident insurance. In addition, directors elected to the Board prior to September 2008 are provided with $100,000 in term life insurance on a grandfathered basis (benefit eliminated prospectively).
COMPENSATION UPON ELECTION TO BOARD
Newly appointed directors are awarded the regular elements of annual director compensation determined on a prorated basis upon joining the Board. Prorated annual equity grants to new directors will be made on substantially the same terms and conditions as the annual grant made to other non-employee directors of the Company.
2024 DIRECTOR COMPENSATION TABLE

Director Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Option Awards(2)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
Duncan B. Angove	$199,148	$130,044	$—	$—	$42	$329,234
William S. Ayer	234,560	130,044	—	—	25,042	389,646
Kevin Burke	195,000	130,044	—	—	25,042	350,086
D. Scott Davis	252,280	130,044	—	6,081	558	388,963
Deborah Flint	200,000	130,044	—	223	42	330,309
Michael W. Lamach	218,801	130,044	—	—	25,042	373,887
Rose Lee	190,000	130,044	—	—	42	320,086
Grace Lieblein	225,000	130,044	—	—	25,042	380,086
Robin L. Washington	195,000	130,044	—	—	25,042	350,086
Robin Watson	195,000	130,044	—	—	42	325,086
(1)Includes all cash fees earned, whether paid in cash or deferred under the Deferred Compensation Plan for Non-Employee Directors.

42	| 2025 NOTICE AND PROXY STATEMENT

DIRECTOR COMPENSATION
(2)The following table reflects all outstanding stock awards and option awards held at December 31, 2024, by each of the listed individuals:

Director Name	Outstanding Option Awards	Outstanding Stock Awards	Outstanding Deferred Comp Plan (Non-Elective)
Mr. Angove	10,899	647	2,509
Mr. Ayer	10,899	647	4,730
Mr. Burke	13,905	647	12,095
Mr. Davis	13,905	647	22,119
Ms. Flint	7,937	647	1,669
Mr. Lamach	599	647	319
Ms. Lee	3,204	647	870
Ms. Lieblein	13,905	647	6,890
Ms. Washington	20,346	647	6,333
Mr. Watson	2,279	647	695
(3)The amounts set forth in this column represent the aggregate grant date fair value of Restricted Stock Unit awards. The fair value of the annual Restricted Stock Unit award was computed in accordance with FASB ASC Topic 718 using the average of the high and low of the Company’s stock price on the day of grant. Stock awards of 637 shares were made to Non-Employee Directors in May 2024 with a value of $204.15 per share.
(4)Stock Options were not granted to non-employee directors in 2024.
(5)Amounts included in this column reflect above-market earnings on deferred compensation from pre-2006 deferrals and/or amounts invested in cash under the Deferred Compensation Plan for Non-Employee Directors. Amounts invested in the Deferred Compensation Plan for Non-Employee Directors are credited with the same rate of interest that applies to executives under the Honeywell Salary and Incentive Award Deferral Plan for Selected Employees. Deferrals for the 2006 plan year and later earn a rate of interest, compounded daily, based on the Company’s 15-year cost of borrowing. This rate is subject to change annually and was 5.91% for 2024. Deferrals for the 2005 plan year earn a rate of interest, compounded daily, which was set at an above-market rate before the beginning of the plan year and is subject to change annually.
(6)Includes amounts described in “Charitable Match” and “Other Benefits” above. Mr. Davis is the sole director eligible for the grandfathered term life insurance.
DIRECTOR STOCK OWNERSHIP GUIDELINES

Director stock ownership guidelines have been adopted under which each non-employee director, while serving as a director of Honeywell, must hold common stock (including shares held personally, RSUs, and/or common stock equivalents) with a market value of at least five times the annual cash retainer (or $600,000). Directors have five years from election to the Board to attain the prescribed ownership threshold. All current directors, except for Ms. Lee (who joined the Board in January 2022), Mr. Watson (who joined the Board in September 2022), and Mr. Lamach (who joined the Board in December 2023) have attained the prescribed ownership threshold.
In addition, directors must hold net gain shares from option exercises for one year. “Net gain shares” means the number of shares obtained by exercising the option, less the number of shares the director sells to cover the exercise price of the options and pay applicable taxes.

On average, Honeywell non-employee directors held, as of December 31, 2024, common stock with a market value of
30x
the annual cash retainer, reflecting their deep commitment to shareowner value creation.

2025 NOTICE AND PROXY STATEMENT |	43

PROPOSAL 2:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, Honeywell seeks a non-binding advisory vote from its shareowners to approve the compensation of its Named Executive Officers (NEOs) as described in the Compensation Discussion and Analysis section beginning on page 45 and the Executive Compensation Tables section beginning on page 72. This vote is commonly known as “Say-on-Pay,” and the Board has adopted a policy of providing for an annual Say-on-Pay vote. We anticipate that shareowners will next have the opportunity to vote on the frequency of future Say-on-Pay votes at the 2029 Annual Meeting of Shareowners.
We encourage you to read the Compensation Discussion and Analysis (CD&A) and Executive Compensation Tables section to learn more about the Company’s executive compensation programs and policies. The Board believes its 2024 compensation decisions and our executive compensation programs align the interests of shareowners and executives by emphasizing variable, at-risk compensation largely tied to measurable performance goals utilizing an appropriate balance of near-term and long-term goals.
This vote is not intended to address a specific item of compensation, but rather our overall compensation policies and procedures related to the NEOs. Because the Say-on-Pay vote is advisory, it will not be binding upon the Board or the Management Development and Compensation Committee (MDCC). However, the Board and MDCC will consider the outcome of the vote and feedback from discussions with shareowners when considering future executive compensation arrangements.
The Board recommends that shareowners vote in favor of the following resolution:
“RESOLVED, that the Company’s shareowners approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareowners pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosures.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

44	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
NON-GAAP FINANCIAL MEASURES
This Proxy Statement, including the Compensation Discussion and Analysis, contains financial measures presented on a non-GAAP basis. Honeywell’s non-GAAP financial measures used in this document are as follows: segment profit, on an overall Honeywell basis; segment profit margin, on an overall Honeywell basis; organic sales growth; free cash flow; adjusted free cash flow; free cash flow margin; adjusted free cash flow margin; adjusted earnings per share; adjusted net income attributable to Honeywell; adjusted net income before interest; and return on invested capital (ROIC), if and as noted in Appendix A. Other than references to reported earnings per share, all references to earnings per share in this document are so adjusted. Certain metrics presented on a non-GAAP basis represent the impact of adjusting items net of tax. The tax-effect for adjusting items is determined individually and on a case-by-case basis. The respective tax rates applied when adjusting earnings per share for these items are identified in the reconciliations presented in Appendix A. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measures. Other companies may define and calculate such measures differently, which may limit the usefulness of such measures for comparative purposes. Refer to Appendix A for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.
OTHER DEFINITIONS

Peer Median Reflects Compensation Peer Group Median
Peer Median Net Income, EPS Reflect Adjusted (Non-GAAP) Results
ROIC = Adjusted Net Income Before Interest ÷ Net Investment (2-Point Average)
ROE = Adjusted Net Income ÷ Total Shareowners' Equity (2-Point Average)
ROI = Adjusted Net Income Before Interest(2) ÷ (Total Shareowners' Equity + Net Debt(3) + Deferred Income Tax Assets - Deferred Income Tax Liabilities)(2)
ROA = Adjusted Net Income ÷ Total Assets (2-Point Average)

Adjusted Net Income Before Interest = Adjusted Net Income +
After-Tax Interest(1)
Net Investment = Book Value of Equity + Total Debt
Net Debt = Commercial Paper and Other Short-Term Borrowings + Current Maturities of Long-Term Debt + Long-Term Debt - Cash and Cash Equivalents - Short-Term Investments
(1)Interest expense tax effected for effective tax rates.
(2)Excludes the impact of corporate transactions during the period and the impact of pensions.
(3)Calculated on a 13-month rolling average.

2025 NOTICE AND PROXY STATEMENT |	45

COMPENSATION DISCUSSION AND ANALYSIS
OUR NAMED EXECUTIVE OFFICERS (NEOs)(1)

VIMAL KAPUR	GREGORY P. LEWIS	ANNE T. MADDEN	LUCIAN BOLDEA	JAMES CURRIER

Chairman and Chief Executive Officer	Senior Vice President and Chief Financial Officer(2)	Senior Vice President and General Counsel	President and CEO, Industrial Automation (IA)	President and CEO, Aerospace Technologies (AT)
(1)Throughout this CD&A, references to “NEOs” include all NEOs, and references to “Other NEOs” include all NEOs except Mr. Kapur.
(2)As of February 17, 2025, Mr. Lewis transitioned to the role of Senior Vice President, Transformation and Senior Advisor, and Mr. Mike Stepniak assumed the role of Senior Vice President and Chief Financial Officer.
OUR COMPENSATION PROGRAM
PHILOSOPHY AND APPROACH
Honeywell’s executive compensation program creates long-term shareowner value through four key objectives:
•Attract and Retain World-Class Leadership Talent with the skills and experience necessary to develop and execute business strategies, drive superior financial results, and nimbly adapt and react to constantly evolving end-market conditions in an enterprise with the Company’s scale, breadth, complexity, and global footprint.
•Emphasize Variable, At-Risk Compensation with an appropriate balance of near-term and long-term objectives that align executive and shareowner interests.
•Pay for Superior Results and Sustainable Growth by rewarding and differentiating among executives based on the achievement of enterprise, business unit, and individual objectives as well as efforts to advance Honeywell’s long-term growth initiatives.
•Manage Risk Through Oversight and Compensation Program Design Features and Practices that balance short-term and long-term incentives, are not overly leveraged, and cap maximum payments.
Decision-making over executive compensation rests with the MDCC, which holds five regularly scheduled meetings each year (five meetings held in 2024). Specific topics may be covered in a separate meeting from time to time. Each meeting includes an executive session composed solely of independent directors, and those meetings are attended by the MDCC’s independent compensation consultant. Meeting agendas contain items proposed by either management or the MDCC members.
In carrying out its responsibilities, the MDCC balances a number of important considerations, including:
•The importance of aligning pay with Company and individual performance.
•The need to attract, retain, and reward executives with a proven track record of delivering consistent financial and operating results and driving “seed-planting” initiatives that will create sustainable long-term shareowner value.
•The complex multi-industry and global nature of Honeywell’s businesses and the importance of growth outside of the United States for future success.
•The importance of maintaining and executing on a thorough and rigorous succession planning process.
Key factors that shape the MDCC’s overall assessment of performance and appropriate levels of compensation include:
•Operational and financial performance for the entire Company and the relevant business units.
•Robust financial and operating goals and targets for each executive.
•Business/macroeconomic conditions impacting the industries in which Honeywell’s businesses operate.
•Execution against strategic initiatives and the impact of investments that will benefit financial performance in future years.

46	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
•Each executive’s long-term leadership potential and associated retention risk.
•The senior executive development and succession plan.
•Total shareowner return (TSR).
•Trends and best practices in executive compensation.
•Peer group comparisons, including performance, pay levels, and related practices.
The MDCC reviews these factors over various time periods to ensure a strong linkage between pay and performance. At each of its meetings, the MDCC reviews four-year NEO compensation history for each element of total annual direct compensation, as well as projected payments under Honeywell’s retirement and deferred compensation plans, to provide historical context and an understanding of how current compensation decisions may affect future wealth accumulation and executive retention.
On an annual basis, the MDCC reviews information provided by its independent compensation consultant regarding compensation paid to similarly situated executive officers at Compensation Peer Group companies as a point of reference. Similarly, third-party survey data or published reports may be utilized as a general indicator of relevant market conditions. The MDCC does not target a specific competitive position relative to the market in making its compensation determinations.
Honeywell is proud to be broadly recognized for training and developing leaders whose skills are recognized, respected, and valued across the sectors in which we compete. Our senior executives are industry leaders with backgrounds, depth of experience, and management skills that are highly attractive to competitors. The MDCC prefers to address critical retention and succession risks through the existing compensation program whenever possible.
ENGAGEMENT WITH SHAREOWNERS ON COMPENSATION
The Company engages with its shareowners to better understand their views on Honeywell's governance and compensation practices. The Company's independent Lead Director and MDCC Chair regularly participate in these engagements. In 2024, the Company's engagement with shareowners was as follows:

TOTAL CONTACTED Top 100 shareowners in the spring and again in the fall, representing >60% of shares outstanding	TOTAL ENGAGED 25% of shares outstanding, held by 22 of our largest shareowners	DIRECTOR ENGAGED 22% of shares outstanding engaged by Lead Director, CGRC Chair, and/or MDCC Chair
During our conversations, we discussed the following compensation-related topics with shareowners:
•Changes to the Company's Officer Stock Ownership Guidelines that require the CEO to hold 10x of base salary (increased from 6x), executive officers to hold 5x of base salary (increased from 4x), and all other officers to hold 3x base salary (increased from 2x). We believe these updated ownership requirements further align officer interests with shareowner interests for the success of Honeywell.
•The addition of sales as a metric in the formulaic portion of our ICP plan, in addition to adjusted EPS and free cash flow, to incentivize organic growth and achieving short-term annual metrics for long-term success.
•The continuous effort and rigor around portfolio shaping including several acquisitions and the announced plan to spin off the Advanced Materials Business.
•Recent updates to our Compensation Peer Group, including the additions of Cisco Systems and Medtronic — both of which align with our selection criteria, which includes the complexity of the organization and industrial companies with technology drivers.
During these meetings, shareowners generally expressed support for the design and administration of our compensation program.

2025 NOTICE AND PROXY STATEMENT |	47

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PRACTICES AND POLICIES

WHAT WE DO	WHAT WE DON’T DO

  Pay for Performance. We closely align pay and performance, with a significant portion of target total direct compensation at-risk. The MDCC validates this alignment annually and ensures that performance-based compensation represents a significant portion of executive compensation.
  Ambitious Performance Goals. We establish clear and measurable goals and targets and hold our executives accountable for achieving specified levels to earn a payout under our incentive plans. We use a varied set of operational metrics for the annual incentive compensation plan (ICP) and performance-based long-term incentives (LTI) to drive top- and bottom-line growth over multiple time frames, aligned with sustained long-term performance.
  Clawback Policy. We maintain clawback policies that meet, and in certain areas are broader than, SEC and Nasdaq standards. The policies allow for the recoupment of incentive compensation in the event of a restatement of financial results. We have a standalone Clawback Policy that is consistent with Rule 10D-1 of the Exchange Act and the Nasdaq listing rules, and we also maintain the policy that our Board previously adopted as a secondary recoupment mechanism.
  Double Trigger in the Event of a Change in Control (CIC). We have double-trigger vesting on equity and severance for CIC; executives will not receive cash severance nor will equity vest in the event of a CIC unless accompanied by qualifying termination of employment.
  Maximum Payout Caps for Incentive Plans. ICP and Performance Plan payouts are capped.
  Robust Stock Ownership Requirements. We require executive officers to hold meaningful amounts of stock and to hold net shares for one year from vesting. Unvested performance stock units do not count toward the ownership requirement.
  Options Granted at Fair Market Value (FMV). Annual stock options are approved by the MDCC, with an exercise price no less than the fair market value of Honeywell's common stock on the date of grant.
  Independent Compensation Consultant. The MDCC retains an independent compensation consultant to ensure that the overall compensation program remains externally competitive. The independent consultant attends all MDCC meetings.

   No Excessive Perks. We do not provide perquisites except in cases where there is a compelling business or security reason, nor do we provide tax gross-ups for officers, other than in connection with a Company-required relocation.
   No Guaranteed Annual Salary Increases or Bonuses. Annual salary increases are based on evaluations of individual performance and the competitive market. In addition, we do not provide guarantees on bonus payouts.
   No Hedging or Pledging. We do not allow hedging or pledging of our stock.
   No Excise Tax Gross-Ups and No Accelerated Bonus Payments Upon a CIC. Excise tax gross-ups have been eliminated for all executive officers. Plans provide that ICP awards earned in the year of a CIC would be paid at the time they would typically be paid based on business performance rather than at target.
   No Incentivizing of Short-Term Results to the Detriment of Long-Term Goals and Results. Pay mix is heavily weighted toward long-term incentives aligned with the interests of shareowners.
   No Excessive Risks. Compensation practices are appropriately structured and avoid incentivizing employees to engage in excessive risk-taking.
   No Options Repricing. We prohibit repricing (reduction in exercise price or exchange for cash or other consideration) or reloading of stock options.
   No Consultant Conflicts. Under the MDCC’s established policy, the compensation consultant cannot provide any other services to Honeywell without the MDCC’s approval. Regular independence reviews are conducted.

48	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
PROGRAM DESIGN AND LINK TO BUSINESS STRATEGY AND PERFORMANCE
The following table provides an overview of Honeywell’s executive compensation program and describes the link between each of our regular direct compensation elements and our business strategy and performance:

		Link to Strategy and Performance	Target Compensation Mix
Element	Description		CEO	Other NEOs

BASE SALARY	•Base salaries are determined based on scope of responsibility, years of experience, and individual performance.	•To attract and compensate high-performing and experienced leaders at a competitive level of cash compensation.

ANNUAL INCENTIVE COMPENSATION PLAN (ICP)	•80% based on formulaic determination against pre-established financial metrics. •15% based on assessment of individual performance. •5% based on Corporate Responsibility KPIs.	•To motivate and reward executives for achieving annual corporate, business unit, and functional goals and Corporate Responsibility KPIs in key areas of financial and operational performance.

PERFORMANCE STOCK UNITS (PSUs)	•Executive Officers: 50% of annual LTI. •Covers three-year period. •Relative TSR (25% weight) along with key financial metrics (75% weight).
•Focuses executives on the achievement of specific long-term financial performance goals directly aligned with our operating and strategic plans. TSR portion pays based on three-year return from stock price appreciation and dividends vs. the Compensation Peer Group.

STOCK OPTIONS	•Executive Officers: 25% of annual LTI.	•Directly aligns the interests of our executives with shareowners. Stock options only have value for executives if operating performance results in stock price appreciation.

RESTRICTED STOCK UNITS (RSUs)	•Executive Officers: 25% of annual LTI.	•Strengthens key executive retention over relevant time periods to ensure consistency and execution of long-term strategies.

2025 NOTICE AND PROXY STATEMENT |	49

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PEER GROUP
To ensure appropriate levels of executive officer compensation and the alignment of pay and performance, the MDCC believes it is important to understand how Honeywell compares to other relevant companies.
On an annual basis, the MDCC reviews information provided by its independent compensation consultant regarding compensation paid to similarly situated executive officers at a group of companies that are considered Honeywell’s “Compensation Peer Group” and assesses Honeywell’s financial performance against these companies. Although the MDCC does not target a specific competitive position relative to its comparator group, this information provides the MDCC (and the independent directors of the full Board in the case of the CEO) a point of reference when making its compensation determinations with respect to the NEOs. In addition, the MDCC periodically reviews relative financial performance against a subset of companies with complex multi-industry characteristics, like Honeywell, or relevant indices.
The companies selected by the MDCC for inclusion in the 2024 Compensation Peer Group have one or more of the following attributes:
•Business operations with similar scope and complexity to Honeywell.
•Industrial companies with technology drivers.
•Peer group overlap with potential peer (e.g., peer of peer).
•Global scope of operations and/or diversified product lines.
•Within reasonable range of sales and/or market capitalization.
•Demonstrated competitor for executive talent.
The MDCC reviews the appropriateness of the Compensation Peer Group companies on an annual basis and discusses whether any changes are necessary. No changes were made to the Compensation Peer Group in 2024.
The following table lists the Compensation Peer Group companies for 2024:

Aerospace & Defense	Machinery	Chemicals

The Boeing Company	Deere & Company	DuPont de Nemours, Inc.
General Dynamics Corporation	Caterpillar Inc.	Dow Inc.
Lockheed Martin Corporation	Illinois Tool Works Inc.
RTX Corporation

Electrical Equipment	Oil & Gas	Industrial Conglomerates

Eaton Corporation plc	Schlumberger Limited	3M Company
Emerson Electric Co.	Phillips 66	General Electric Company

Building Products	Technology/Communications Equip.	Technology/Medical Equip.

Johnson Controls International plc	Cisco Systems, Inc.	Medtronic plc
Honeywell's positioning relative to the 2024 Compensation Peer Group, as of December 31, 2024, was as follows:

Company Name	Market Cap ($M)	Total Assets ($M)	Sales ($M)	Employees (#)(1)
Honeywell International Inc.	$146,884	$75,196	$38,498	102,000
Compensation Peer Group Median	$88,653	$58,351	$40,093	94,000
Honeywell Percentile Rank	80%	59%	48%	65%
(1)Excludes Sandia National Laboratories (Sandia) and Kansas City National Security Campus (KCNSC) workforces. Sandia and KCNSC are U.S. Department of Energy facilities. Honeywell manages these facilities as a contract operator and does not establish or control their human resources policies.
Of the 18 companies in the 2024 Compensation Peer Group, 17 also listed Honeywell as a compensation peer group company in their proxy statement.

50	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
PERFORMANCE RELATIVE TO PEERS
2024 PERFORMANCE
The following graphs show Honeywell’s performance versus the median of the Compensation Peer Group for four key metrics in 2024. We include adjusted EPS growth and free cash flow margin since EPS and free cash flow are the primary measures used in our annual incentive compensation plan (ICP). The graphs show the impact of investments related to the landmark agreement with Bombardier to provide the next generation of technology for current and future aircraft in avionics, propulsion and satellite communications. Although the investments reduce 2024 performance metrics, the agreement is expected to provide accelerated growth, with an estimated lifetime value of $17 billion.

SALES GROWTH	SEGMENT MARGIN	ADJUSTED EPS GROWTH	FREE CASH FLOW MARGIN

*    Excludes the impact of investments related to the Bombardier Agreement announced on December 2, 2024, which resulted in reductions to sales growth of 1.0%, segment margin of 0.7%, adjusted EPS growth of 4.7%, and free cash flow margin of 1.2%.
Source: S&P Capital IQ for peer data. Reconciliation, notes, and definitions of non-GAAP financial measures used in the Compensation Discussion and Analysis section and elsewhere in this Proxy Statement, other than as part of disclosure of target levels, can be found on page 45 or in Appendix A.
THREE-YEAR CUMULATIVE GROWTH
The MDCC also reviews Honeywell’s performance relative to the Compensation Peer Group over multi-year time periods. The following graphs show the Company’s performance versus the median of the Compensation Peer Group for four key metrics over the three-year period ending in 2024 that the MDCC reviewed.

SALES GROWTH	SEGMENT MARGIN EXPANSION (bps)	ADJUSTED EPS GROWTH	AVERAGE FREE CASH FLOW MARGIN

*    Excludes the impact of investments related to the Bombardier Agreement announced on December 2, 2024, which resulted in reductions to three-year sales growth of 1.1%, segment margin expansion of 70 bps, adjusted EPS growth of 5.2%, and average free cash flow margin of 40 basis points.
Source: S&P Capital IQ for peer data. Reconciliation, notes, and definitions of non-GAAP financial measures used in the Compensation Discussion and Analysis section and elsewhere in this Proxy Statement, other than as part of disclosure of target levels, can be found on page 45 or in Appendix A.

2025 NOTICE AND PROXY STATEMENT |	51

COMPENSATION DISCUSSION AND ANALYSIS
THREE-YEAR AVERAGE RETURN
The MDCC also carefully considers several different ratios that are important measures of Honeywell’s earnings performance compared to the Compensation Peer Group median. Shareowners have told the Company that they regard ROIC as a particularly important metric because it shows how well management is balancing delivery of short-term results against long-term sustainable growth. Honeywell’s three-year average ROIC was 17.6%, which outperformed the Compensation Peer Group median. The following graphs show the Company’s performance versus the median of the Compensation Peer Group for three key ratios over the three-year period ending in 2024 that the MDCC reviewed.

RETURN ON INVESTED CAPITAL	RETURN ON ASSETS	RETURN ON EQUITY

Source: S&P Capital IQ for peer data.
CUMULATIVE TOTAL SHAREOWNER RETURN (TSR) RELATIVE TO PEERS
The following graphs show Honeywell's TSR performance versus the median of the Compensation Peer Group over multiple timeframes.

Cumulative 10-year TSR exceeded the Compensation Peer Group median by a multiple of 1.4x
Source: S&P Capital IQ, as of December 31, 2024.
TSR is calculated by the growth in capital from purchasing a share in a company and assuming dividends (regular and special) and share distributions received from any spins are reinvested in the applicable company at the time they are paid.

52	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2024 COMPENSATION SUMMARY
The table below summarizes compensation awarded to the NEOs in 2024. It reflects Honeywell’s commitment to align pay with Company performance and the interests of the Company’s shareowners. Details are more fully discussed later in this Compensation Discussion and Analysis.

Base Salary	•Mr. Kapur and other NEOs received an annual base pay adjustment as a part of the annual compensation process. •Annual base pay increases to other NEOs ranged from 3.5%–7.0%.

Annual Incentive Compensation Plan (ICP)
•Mr. Kapur's ICP target was 175% of base salary for the full calendar year. His earned award paid at 107% of target, reflecting application of the ICP formula and the Board’s assessment of 2024 performance. ICP awards paid to the Other NEOs for 2024 performance ranged from 81% to 111% of target.
•80% of payout based on Company performance against the three pre-established ICP metrics of adjusted EPS, free cash flow, and sales. For the Business Unit NEOs, half of their calculated award is tied to performance metrics of their business unit: AT and IA income contribution, AT and IA free cash flow, and AT and IA sales for Mr. Currier and Mr. Boldea, respectively.
•15% of payouts were determined based on the MDCC’s qualitative assessment of individual performance and accomplishments discussed starting on page 58.
•5% of payouts were determined based on Corporate Responsibility KPIs that include specific environmental, social, and governance goals, as discussed on page 61.

Performance Stock Units (PSUs) (2024–2026)
•Represented 50% of annual LTI.
•PSU earned awards will be determined at the end of the three-year period based on four equally weighted metrics: three-year total shareowner return (TSR) relative to the 2024 Compensation Peer Group and cumulative revenue, average return on investment (ROI), and average segment margin rate measured over a three-year period.

Stock Options	•Represented 25% of annual LTI. •Stock options issued to the NEOs in 2024 vest over four years.

Restricted Stock Units (RSUs)	•Represented 25% of annual LTI. •RSUs issued to the NEOs in 2024 vest over four years.

2025 NOTICE AND PROXY STATEMENT |	53

COMPENSATION DISCUSSION AND ANALYSIS
The tables below reflect the 2024 values for each element of total compensation. The first represents 2024 total target annual compensation for each NEO, while the second represents total actual annual direct compensation, both of which are key measures of executive pay that the MDCC regularly considers as part of its annual decision-making process. These tables do not replace the Summary Compensation Table shown on page 72, as required by the SEC, but are intended to show 2024 compensation from the perspective of the MDCC.
2024 TOTAL TARGET ANNUAL DIRECT COMPENSATION

Name	Title	Base Salary(1)	Target $ ICP	Target % ICP	Long-Term Incentives(2)	Target Total Compensation
Vimal Kapur	Chairman and CEO	$1,600,000	$2,800,000	175%	$13,000,000	$17,400,000
Gregory P. Lewis	SVP, Chief Financial Officer	1,016,000	1,016,000	100%	6,000,000	8,032,000
Anne T. Madden	SVP, General Counsel	968,000	968,000	100%	4,985,000	6,921,000
Lucian Boldea	President and CEO, IA	848,000	848,000	100%	4,085,000	5,781,000
James Currier	President and CEO, AT	770,000	770,000	100%	3,410,000	4,950,000
(1)Base Salary at the end of 2024.
(2)Total target value of LTI awarded in 2024.
2024 TOTAL ACTUAL ANNUAL DIRECT COMPENSATION

VIMAL KAPUR | Chairman and Chief Executive Officer	Total Annual Direct Compensation
$17,498,512

GREGORY P. LEWIS | SVP, Chief Financial Officer
$7,971,763

ANNE T. MADDEN | SVP, General Counsel
$6,958,548

LUCIAN BOLDEA | President and CEO, Industrial Automation
$5,578,312

JAMES CURRIER | President and CEO, Aerospace Technologies
$5,006,488

■ Base Salary (1)	■ Annual Incentive Plan (ICP)(2)	■ 2024–2026 Performance Stock Units (PSUs)(3)
■ Stock Options(4)	■ Restricted Stock Units (RSUs)(5)
(1)Represents base salary actually paid in 2024.
(2)Annual ICP payouts determined 80% based on calculation against preset ICP financial goals, 15% based on individual assessments, and 5% based on performance against 2024 Corporate Responsibility KPIs.
(3)PSUs vest on the third anniversary of the grant date, if earned.
(4)Stock options vest ratably over four years and have a 10-year term.
(5)RSUs vest over a four-year period and are subject to stock ownership and post-vesting holding requirements.

54	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
SEPARATION TRANSACTIONS INCENTIVE AWARDS
Honeywell has announced significant portfolio transformation transactions, including the planned spin-off of its Advanced Materials business and the planned separation of its Aerospace business. The Board anticipates that these transactions will unlock significant value for shareowners and customers. To ensure continuity, motivation, and strong leadership during this time of transition, the MDCC and the Board have determined that it is important to incentivize leadership with compensation directly tied to these transformational activities.
To incentivize the successful completion of these transformational activities, the MDCC and the Board awarded one-time equity grants to Mr. Kapur, Mr. Currier, and Mr. Boldea with total grant date fair value of $3,000,000, $3,000,000, and $1,000,000, respectively. The awards are 60% stock options and 40% RSUs and will vest 50% at the completion of the planned Aerospace separation and 50% at the one-year anniversary of the separation. These awards are one-time grants and will not be granted on an annual basis. The awards were granted concurrently with the 2025 LTI grants and have a grant date of February 19, 2025.
2024 BASE SALARY DECISIONS
In 2024, the MDCC approved base salary actions for each NEO based on an assessment of performance and pay positioning against comparable positions in Compensation Peer Group companies. All base salary increases were effective June 1, 2024, except for Mr. Currier whose base salary increase was effective on April 1, 2024.
•Mr. Kapur's base salary was increased by 6.7% to $1,600,000.
•Mr. Lewis' base salary was increased by 3.5% to $1,016,000.
•Ms. Madden's base salary was increased by 3.5% to $968,000.
~~•~~Mr. Boldea's base salary was increased by 6% to $848,000.
•Mr. Currier's base salary was increased by 7% to $770,000.
2024 ANNUAL INCENTIVE COMPENSATION PLAN DECISIONS
As prescribed in Honeywell's ICP program, 80% of the ICP awards earned by the NEOs was determined based on performance against financial targets established by the MDCC in early February 2024 (based on the mid-point of external guidance), 15% of the awards was determined based on the MDCC’s qualitative assessment of individual 2024 performance against objectives and their significant accomplishments (described beginning on page 58), and 5% of the awards was determined based on the MDCC's assessment of performance against Corporate Responsibility KPIs set for 2024. The potential attainment percentage for each of the formulaic, individual qualitative, and Corporate Responsibility portions of the award could range from 0% to 200% of target.
Individual 2024 ICP target amounts for the NEOs were determined by multiplying their 2024 ICP applicable base salary by their individual ICP target award percentage.
Individual ICP target award percentages for 2024 were:
•Mr. Kapur: 175%.
•Other NEOs: 100%.

2025 NOTICE AND PROXY STATEMENT |	55

COMPENSATION DISCUSSION AND ANALYSIS
ICP FORMULAIC PORTION (80% OF TARGET AWARD)
The following table describes each of the financial ICP metrics and the relative weighting percentage for each metric that is included in the formulaic portion of the ICP payout (i.e., 80%) for each NEO.
For 2024, the MDCC included sales as an additional metric in the formulaic portion of the ICP plan while maintaining the adjusted EPS and free cash flow components. The addition of the sales metric in short-term incentives focuses on organic growth while excluding the impacts of M&A and FX rates. The MDCC believes that adding this component maintains focus on achieving Honeywell's strategic business and portfolio optimization priorities.
For Messrs. Kapur and Lewis and Ms. Madden (Corporate NEOs), the formulaic portion of their ICP award was based entirely on Company-wide (Total Honeywell) sales, adjusted EPS, and free cash flow. For Messrs. Boldea and Currier (Business Unit NEOs), in addition to Total Honeywell sales, adjusted EPS, and free cash flow, the MDCC also established business unit targets, which represented 50% of the ICP calculation.

		ICP Weighting (Formulaic)
Metric	Significance	Corporate NEOs	Business Unit NEOs
Honeywell Sales	To incentivize organic growth and achieving short-term annual metrics for long-term success.	20%	10%
Adjusted Honeywell EPS	Viewed as the most important measure of near-term profitability that has a direct impact on stock price and shareowner value creation.	40%	20%
Total Honeywell Free Cash Flow	Reflects quality of earnings and incremental cash generated from operations that may be reinvested in our businesses, used to make acquisitions, or returned to shareowners in the form of dividends or share repurchases.	40%	20%
Business Unit Metric 1: Income Contribution	Business unit measure of near-term profitability and contribution to overall Company performance.	0%	15%
Business Unit Metric 2: Free Cash Flow	Business unit contribution to overall Company free cash flow performance.	0%	15%
Business Unit Metric 3: Sales	Business unit contribution to overall Company sales performance.	0%	20%
Total		100%	100%
2024 ICP GOALS
For 2024, the Total Honeywell ICP targets for sales, adjusted EPS, and free cash flow were as follows:

ICP Goal	2023 ICP Goal Actual Performance	2024 ICP Goal	2024 Goal v. 2023 Actual	Basis for 2024 Goals	2024 Threshold (50% Payout)	2024 Maximum (200% Payout)
Sales	$36.66 billion	$38.47 billion	4.9%	Midpoint of initial guidance range communicated to investors on February 1, 2024 (Guidance Range)	$30.7 billion	$46.1 billion
Adjusted EPS	$9.16	$9.95	8.6%		$7.96	$11.94
Total Honeywell Free Cash Flow	$5.34 billion	$5.80 billion	8.5%		$4.64 billion	$6.96 billion

56	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
ACTUAL PERFORMANCE AGAINST 2024 ICP GOALS
The Corporate NEOs' formulaic payout portion of ICP (80% of ICP) was based on actual 2024 performance against 2024 ICP targets as follows:

ICP Goal(1)	2024 ICP Goal (Target)	2024 Actual Performance(2)	Achievement %	2024 Performance	Metric Payout Percentage(3)	Corporate NEO Weighting	Calculated Payout Percentage
Total Honeywell ICP Sales	$38.475 billion	$38.231 billion	99.4%	Annual Goal set in February 2024 based on midpoint of the Guidance Range. Actual performance slightly below target.	99%	20%	19.7%
Adjusted ICP EPS	$9.95	$9.91	99.6%	Annual Goal set in February 2024 based on midpoint of the Guidance Range. Actual performance slightly below target.	99%	40%	39.6%
Total Honeywell ICP Free Cash Flow	$5.80 billion	$5.457 billion	94.1%	Annual Goal set in February 2024 based on midpoint of the Guidance Range. Actual performance below target.	85%	40%	34.1%
		Total Calculated (Formulaic) Payout: Corporate NEOs					93%
(1)Total Honeywell Adjusted ICP Sales and Adjusted ICP Free Cash Flow exclude the impact of corporate transactions during the plan year (e.g., acquisitions and divestitures) and fluctuations in foreign currency rates (within the plan year). Adjusted ICP EPS excludes qualifying acquisition- and divestiture-related costs, amortization of acquisition-related intangibles, and all acquisition-related net interest.
(2)The impact of investments related to the Bombardier commercial agreement announced on December 2, 2024, was an allowable ICP exclusion from actual performance, which increased Total Honeywell ICP Sales by $0.37 billion, increased Adjusted ICP EPS by $0.45, and increased Total Honeywell ICP Free Cash Flow by $0.53 billion. Impact of qualifying acquisition- and divestiture-related costs, all acquisition-related net interest, and amortization of acquisition-related intangibles was excluded in Adjusted ICP EPS, which decreased Adjusted ICP EPS by $0.43 using the 2024 Honeywell adjusted tax rate.
(3)Metric Payout Percentage based on ICP payout curve, which provides for a 5% increase in payout for each 1% of performance above target, and a 2.5% decrease in payout for each 1% of performance below target, with interpolation for intermediate points on the curve.
Mr. Boldea's formulaic payout portion of ICP (80% of ICP) was based on actual 2024 performance against the 2024 ICP goals for both Total Honeywell and the IA business unit (each weighted equally), as follows:

ICP Goal	2024 ICP Goal (Target)	2024 Actual Plan Performance(1)	Achievement %	Metric Payout Percentage(2)	Weighting	Calculated Payout Percentage
Total Honeywell	—	—	—	93%	50%	46.5%
IA Sales	11.079 billion	10.051 billion	90.7%	77%	20%	15.4%
IA Income Contribution	1.674 billion	1.466 billion	87.6%	69%	15%	10.3%
IA Free Cash Flow	1.825 billion	1.725 billion	94.5%	86%	15%	12.9%
		Total Calculated (Formulaic) Payout: IA (Mr. Boldea)				85%

(1)IA Sales, IA Income Contribution, and IA Free Cash Flow exclude the impact of corporate transactions during the plan year (e.g., acquisitions and divestitures) and fluctuations in foreign currency rates (within the plan year).
(2)Metric Payout Percentage based on ICP payout curve, which provides for a 5% increase in payout for each 1% of performance above target, and a 2.5% decrease in payout for each 1% of performance below target, with interpolation for intermediate points on the curve.
Mr. Currier's formulaic payout portion of ICP (80% of ICP) was based on actual 2024 performance against the 2024 ICP goals for both Total Honeywell and the AT business unit (each weighted equally), as follows:

ICP Goal	2024 ICP Goal (Target)	2024 Actual Plan Performance(1)	Achievement %	Metric Payout Percentage(2)	Weighting	Calculated Payout Percentage
Total Honeywell	—	—	—	93%	50%	46.5%
AT Sales	15.324 billion	15.498 billion	101.1%	106%	20%	21.1%
AT Income Contribution	3.375 billion	3.483 billion	103.2%	116%	15%	17.4%
AT Free Cash Flow	3.105 billion	2.921 billion	94.1%	85%	15%	12.8%
		Total Calculated (Formulaic) Payout: AT (Mr. Currier)				98%

(1)AT Sales, AT Income Contribution, and AT Free Cash Flow exclude the impact of corporate transactions during the plan year (e.g., acquisitions and divestitures) and fluctuations in foreign currency rates (within the plan year). The impact of investments related to the Bombardier commercial agreement announced on December 2, 2024 was an allowable ICP exclusion from actual performance, which increased AT Sales by $0.37 billion, increased AT Income Contribution by $0.32 billion, and increased AT Free Cash Flow by $0.53 billion.
(2)Metric Payout Percentage based on ICP payout curve, which provides for a 5% increase in payout for each 1% of performance above target, and a 2.5% decrease in payout for each 1% of performance below target, with interpolation for intermediate points on the curve.

2025 NOTICE AND PROXY STATEMENT |	57

COMPENSATION DISCUSSION AND ANALYSIS
ICP INDIVIDUAL QUALITATIVE PORTION (15% OF TARGET AWARD)
The MDCC conducted a qualitative assessment to determine the individual qualitative portion of the ICP award payout, which accounted for 15% of the target award for each NEO in 2024. The MDCC first reviewed a scorecard of key performance indicators and business results against annual operating plan goals set at the beginning of 2024, and considered the impact changes in macroeconomic conditions throughout the year had on such results and how management responded to these challenges. The MDCC also reviewed Company performance against the Compensation Peer Group companies and other indices on key business metrics typically used to inform the ICP qualitative assessment.
The MDCC then reviewed and considered the key 2024 activities and accomplishments for Mr. Kapur and each of the Other NEOs, some of which are summarized below:

MR. KAPUR — QUALITATIVE CONSIDERATIONS
•Navigated Honeywell through another year of volatile macroeconomic conditions and geopolitical uncertainty, delivering financial performance exceeding that of the Compensation Peer Group median in sales growth, segment margin, free cash flow margin, and total shareholder return.
•Delivered 3% organic growth, or 4% organic growth excluding the impact of the Bombardier agreement, demonstrating resiliency while persevering through a dynamic operating environment.
•Maintained margins in the face of mix headwinds across the portfolio through commercial excellence and $0.4 billion of productivity actions.
•Spearheaded the Company's comprehensive business portfolio evaluation to explore additional strategic alternatives for unlocking shareowner value, leading to the announcement of the Company's intent to pursue a full separation of Automation and Aerospace Technologies.
•Announced plan to spin the Advanced Materials business into an independent, publicly traded company and an agreement to sell the Personal Protective Equipment business, continuing the simplification of Honeywell through the alignment of the portfolio to three compelling megatrends — Automation, the Future of Aviation, and the Energy Transition.
•Effectively deployed $14.6 billion to enhance Honeywell’s portfolio and shareowner returns through a combination of M&A, capital investments, share repurchases, and dividends.
•Invested in long-term organic growth, including a landmark agreement for Bombardier business jets with estimated $17 billion in revenue over the life of the program and new technology such as Anthem Avionics, JetWave X, and the upgraded HTF7000 Engine.
•Increased innovation, focusing new product development on expanding Honeywell’s addressable market and driving new product introduction (NPI) vitality to 34% of sales in 2024.
•Unveiled Honeywell Connected Enterprise (HCE) 3.0 by seamlessly integrating HCE into our strategic business groups while maintaining our robust software development expertise at the center, delivering even better outcomes for our customers and driving sustained, accretive software growth across the portfolio.
•Progressed further in our Accelerator operating system, deploying best practices by business model consistently across the portfolio and scaling our capabilities across business models to drive growth. Leveraged Accelerator to support the integration of each acquisition, ensuring the process is completed smoothly and unlocking sales and cost synergies.
•Introduced organic revenue growth as a metric within the annual executive incentive plan (ICP) and aligned incentives across key commercial roles to drive organizational focus on organic growth.
•Updated Honeywell behaviors to better define the Company's core values, reinforce its performance growth culture, and align with its growth strategy.
•Trained approximately 1,200 interns to help prepare them to be Futureshapers, with commitments to significantly increase this group in 2025.

VIMAL KAPUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER

58	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

MR. LEWIS — QUALITATIVE CONSIDERATIONS
•Effectively executed the resegmentation of Honeywell with the formation of two new strategic business groups, Energy and Sustainability Solutions (ESS) and Industrial Automation (IA).
•Led Honeywell’s financial planning and execution through a complicated macroeconomic environment and significant change at the Company, achieving 4% organic sales growth and 9% adjusted earnings per share growth when excluding the impact of the landmark Bombardier agreement signed in the fourth quarter.
•Deployed a record $14.6 billion of capital to M&A, dividends, capital expenditures, and share repurchases, including raising the dividend for the 15th time in 14 consecutive years.
•Enabled execution of Honeywell’s M&A playbook to close $9 billion in acquisitions across all three of Honeywell’s key megatrends, including the Access Solutions business from Carrier Global, CAES Systems, Civitanavi, and the liquefied natural gas (LNG) business from Air Products.
•Issued $10.4 billion of debt at attractive long-term rates to strengthen Honeywell's balance sheet and enable record capital deployment, while maintaining Honeywell's superior credit rating.
•Enabled the announced plan to spin the Company’s Advanced Materials business into a standalone, publicly traded company by early 2026 and an agreement to divest the Personal Protective Equipment business by mid-2025.
•Deployed the enterprise-wide six-quarter rolling forecast process, enabling a more agile forecasting process to support operational and strategic decisions.
•Enhanced the strategic vision and evolution of Honeywell Accelerator by further standardizing operations by business model and driving engagement deeper into the organization, delivering $150 million in improved project execution and management.
•Strengthened Investor Relations program and communication, including implementing reporting change to align adjusted EPS definition with peers and accelerated capital deployment strategy.
•Effectively curated and completed his multi-year succession plan, enabling the appointment of Mike Stepniak as the next SVP, CFO and supporting Mr. Stepniak's transition process as Vice President of Corporate Finance.
•Sponsored the Honeywell All Abilities Network, chairing the third annual Accessibility Ideathon and championing Honeywell's cross-functional Accessibility Leadership Council to enable a disability-inclusive culture and drive disability inclusive innovation.

GREGORY P. LEWIS SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

MS. MADDEN — QUALITATIVE CONSIDERATIONS
•Led strategic actions to drive inorganic growth and simplify Honeywell’s portfolio, including $9 billion of accretive acquisitions (Access Solutions business from Carrier Global, CAES Systems, Civitanavi, and the liquefied natural gas (LNG) business from Air Products), the announced plan to spin the Advanced Materials business into an independent, U.S. publicly traded company, and an agreement to divest the Personal Protective Equipment business.
•Continued to enhance the Company’s compliance program, with a focus on digital tools to escalate risks and enable compliance in a rapidly evolving geopolitical landscape. Received 2024 Financial Times award for most innovative in-house legal department in the area of Legal Operations Transformation.
•Drove IP enforcement matters and IP monetization transactions to pursue infringers and drive over $300 million of licensing revenue.
•Led a wide array of government relations efforts to enable sanctions strategies, export licensing, U.S. tax matters, and key commercial wins.
•Enhanced the Company’s contracts lifecycle management digital contracting platform to enable risk management through AI/ML digital tools. Overdrove working capital targets to enable meaningful terms improvements, advanced payments, and significant past due collections.
•Championed establishment of the Company’s cyber risk “zero trust” program and continued use of digital tools and automation to enhance product security. Developed the Responsible AI Framework to promote growth while mitigating risks.
•Chaired the Company’s ESG Review Board and enhanced the ESG governance framework, including digitization and supply chain due diligence initiatives to support regulatory compliance and disclosure controls.
•Led key inclusion and diversity programs and served as executive sponsor of the LGBTQ+ employee network. Championed legal pro bono initiatives in North Carolina, California, and globally.
•Continued to drive a world-class environmental remediation program in close coordination with local agencies and communities and continuous improvements to HSE systems and controls, including full deployment of a mechanical integrity management system at all process safety management sites.

ANNE T. MADDEN SENIOR VICE PRESIDENT AND GENERAL COUNSEL

2025 NOTICE AND PROXY STATEMENT |	59

COMPENSATION DISCUSSION AND ANALYSIS

MR. BOLDEA — QUALITATIVE CONSIDERATIONS
•Established new Industrial Automation segment. Led business transformation resulting in significant year-over-year revenue improvement each quarter (Q1: -12%, Q2: -8%, Q3: -5%, Q4: Flat) and book to bill of 1.
•Delivered >100% free cash flow conversion(1), ~1 working capital turns improvement, and nine days of inventory reduction.
•Drove over $500M of strategic wins, including wins with multiple global industry-leading Fortune 500 customers across Honeywell Process Solutions, Productivity Solutions and Services (PSS), and Warehouse and Workflow Solutions.
•Reinvigorated PSS portfolio by launching 5G products, with >$500M in estimated lifetime revenue.
•Finalized a strategic collaboration with Chevron to develop advanced artificial intelligence (AI)-assisted solutions to help operators make decisions to enhance efficiency for refining processes and improve safety within the industrial automation space.
•Announced a unique collaboration with Google Cloud connecting AI agents with assets, people, and processes to accelerate safer autonomous operations for the industrial sector.
•Established a partnership with Qualcomm to develop an AI-enabled Multi-Modal Intelligent Agent for Honeywell mobile devices powered by Qualcomm. The agent will allow workers and customers in the distribution center and retail industries to interact naturally with their handheld devices through voice, pictures, and barcodes.
•Successfully completed the acquisition of Compressor Controls Corporation, driving performance above the valuation model from the time of acquisition.
•Supported planned divestiture of Personal Protective Equipment business for $1.325 billion, enabling IA to further simplify its portfolio and accelerate value creation.
•Significant operational improvements in safety (12-month rolling 16% decrease in number of injuries and 10% decrease in total case incident rate), quality (defect rate, measured in PPM, improved 31% year over year), and delivery (more than 25% reduction in net past due backlog and more than 25% reduction in order-to-shipment lead time).

LUCIAN BOLDEA PRESIDENT AND CEO, INDUSTRIAL AUTOMATION (IA)

(1)We define free cash flow conversion as free cash flow divided by adjusted net income attributable to Industrial Automation.

MR. CURRIER — QUALITATIVE CONSIDERATIONS
•Led Aerospace to a record $15.5 billion revenue with 13% year-over-year reported growth and 11% organic growth.
•Drove strategic wins with over $41 billion in revenue over the life of the programs across all businesses, including a new agreement for Bombardier business jets with estimated $17 billion in revenue over the life of the program with new technology such as Anthem Avionics, JetWave X, and the upgraded HTF7000 Engine; $1.8 billion for electro-mechanical actuation; and airlines avionics / APU selections on 1,700 aircraft (including wins at United Airlines, Southwest Airlines, China Eastern, and American Airlines).
•Grew defense and space business to $6.1 billion of revenue with double-digit organic growth in products and services and record backlog.
•Completed two acquisitions for an aggregated purchase price of approximately $2.2 billion — CAES Systems and Civitanavi — adding significant new radio frequency, electromagnetic defense, and navigation technologies at accretive growth rates.
•Realized new product revenue growth of 23%, contributing 2.4% growth for AT and enabling progress on key new products for flagship product lines. Key new products include Ensemble (a new digital offering to monitor engine performance launched in October 2024 with notable customer adoption by year end) and Honeywell Attune™ (a 35% lighter and 20% more efficient high-density cooling solution that attained new positions on military rotary, military fixed wing, and urban air mobility aircraft).
•Effectively grew AT’s $1.4 billion retrofit, modification, and upgrades (RMU) offerings in aftermarket services by 17%, enhancing capabilities of existing aircraft. Approximately 40% of those upgrades related to flight efficiency and fuel savings, while approximately 25% related to enhanced safety.
•Provided STEM learning opportunities to thousands of high school and elementary school students in collaboration with Arizona sports teams, Mesa Public School partnerships, and the Joint Workforce Development program with community colleges.

JAMES CURRIER PRESIDENT AND CEO, AEROSPACE TECHNOLOGIES (AT)

60	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
ICP CORPORATE RESPONSIBILITY PORTION (5% OF TARGET AWARD)
Honeywell takes seriously its commitment to corporate social responsibility, protection of the environment, and maintenance of sound and effective governance practices. This commitment starts at the top with our executive officers, and is demonstrated through collective progress toward achieving our publicly disclosed carbon reduction goals, on our visible contributions to society, and on our overall progress in our internal goals related to good governance. In order to emphasize the Company's commitment and need for the leadership team to work collectively to achieve business-critical corporate responsibility objectives, 5% of the ICP awards for the NEOs is based on the MDCC's assessment of performance against certain pre-established goals, the results of which were applied collectively to all the NEOs.
Performance against 2024 Corporate Responsibility KPIs #1, #2, and #3 was tracked and reported as (i) Exceeded, (ii) Achieved, or (iii) Not Achieved. Performance against KPI #4 was reported as (i) Achieved or (ii) Not Achieved.

	2024 KPI Description	Strategic Rationale	Result

KPI #1	Reduce greenhouse gas emissions by 50,000 metric tons within 2024
•Leadership in the energy transition is an important enabler of Honeywell's long-term growth.
•Since 2004, Honeywell has been a leader in establishing and exceeding ambitious sustainability targets.
•Continuing to do so is a critical growth enabler.
Exceeded
KPI #2	Initiate at least five major projects for reduction of greenhouse gases		Exceeded

KPI #3
Maintain or increase percentage of roles for which candidates of diverse backgrounds, who represent our customers and communities around the world, are interviewed in support of our commitment to merit-based hiring decisions

•Honeywell is a global enterprise serving customers from all backgrounds, in almost every geography, and in a wide array of end markets.
•An inclusive workforce represents our customers and communities around the world, enables better decision-making and innovation, helps build competitive advantage, and furthers our long-term success.
Exceeded

KPI #4	Ensure 100% of eligible employees complete Code of Business Conduct certification and related training where permitted by law
•The Code of Business Conduct establishes the Foundational Principles and ethical conduct expectations for our global workforce.
•Achieving 100% certification throughout the organization helps mitigate the risk of reputational and financial harm and encourages employees to report their concerns.
Achieved

Following a comprehensive review and discussion of CEO staff performance against the 2024 Corporate Responsibility KPIs, and broadly considering the success that leadership has had in advancing the Company's sustainability commitments, the MDCC approved an overall attainment percentage of 150% of target for the Corporate Responsibility portion (5%) of the 2024 ICP awards to the NEOs.
For 2025, the MDCC established the following Corporate Responsibility KPIs: (1) complete 70 projects that, together, reduce greenhouse gas emissions by 100,000 metric tons within 2025, (2) complete conception engineering (FEL0) on projects to address 70% of Scope 1 emissions based on 2024 baseline, (3) maintain or improve the overall Voice of the Employee (VOE) survey score and the VOE inclusion score, and (4) ensure 100% of eligible employees complete Code of Business Conduct certification and related training where permitted by law.
APPROVED ICP PAYOUT AMOUNTS
After applying the formulaic payout percentages described on page 56 (80% weight), deciding individual qualitative attainment percentages for each NEO based on their assessment of individual performance in 2024 (15% weight), and deciding the appropriate Corporate Responsibility portion payout percentage (5% weight), the MDCC approved 2024 ICP payments as follows:

	Formulaic Portion(1)				+	Qualitative Portion(2)				+	Corporate Responsibility Portion(3)				=	Total Individual ICP Payout Percentage	x	Target 2024 ICP Award Amount(4)	=	Actual 2024 ICP Award
	Attainment	x	Weight	Payout %		Attainment	x	Weight %	Payout %		Attainment	x	Weight %	Payout %
Mr. Kapur	93%		80%	74.4%		167%		15%	25%		150%		5%	7.5%		107%		$2,727,322		$2,915,508
Mr. Lewis	93%		80%	74.4%		100%		15%	15%		150%		5%	7.5%		97%		1,001,880		970,800
Ms. Madden	93%		80%	74.4%		167%		15%	25%		150%		5%	7.5%		107%		954,295		1,020,100
Mr. Boldea	85%		80%	68.0%		33%		15%	5%		150%		5%	7.5%		81%		828,066		666,600
Mr. Currier	98%		80%	78.4%		167%		15%	25%		150%		5%	7.5%		111%		757,568		840,100

2025 NOTICE AND PROXY STATEMENT |	61

COMPENSATION DISCUSSION AND ANALYSIS
(1)Attainment based on performance against 2024 ICP Goals. Possible attainment can range from 0% to 200%. Payout % can range from 0% to 160%.
(2)Attainment based on MDCC individual assessment. Attainment can range from 0% to 200%. Payout % can range from 0% to 30%.
(3)Attainment based on MDCC group assessment. Attainment can range from 0% to 200%. Payout % can range from 0% to 10%.
(4)The Target 2024 ICP Award Amount for each NEO was determined as follows:

	2024 Applicable Base Salary (a)	x	Individual Target ICP Award %	=	Target 2024 ICP Award Amount
Mr. Kapur	$1,558,470		175%		$2,727,322
Mr. Lewis	1,001,880		100%		1,001,880
Ms. Madden	954,295		100%		954,295
Mr. Boldea	828,066		100%		828,066
Mr. Currier	757,568		100%		757,568
(a)ICP applicable base salary (base salary earned) for the 2024 calendar year, determined in accordance with the ICP plan document.
2024 LONG-TERM INCENTIVE COMPENSATION DECISIONS

50% Performance Stock Units (PSUs)
25% Stock Options
25% Restricted Stock Units (RSUs)
Grants of LTI awards to the CEO and Other NEOs in 2024 reflect a mix of 50% in Performance Stock Units, 25% in stock options, and 25% in Restricted Stock Units.
TOTAL LTI VALUE
For 2024 LTI awards to the NEOs, the MDCC (or, in the case of the CEO, the independent members of the full Board) determined a total annual LTI (Total LTI) value to be awarded and then allocated the award between PSUs, RSUs, and stock options based on the mix proportions described above. Each of the three elements and the respective values awarded to each NEO are described in detail below.
In determining the Total LTI value to be awarded to each NEO, factors that were considered included:
•The relative value of long-term incentive awards granted to comparable named executive officers at the Compensation Peer Group companies.
•Scope of responsibilities and complexity of the organization (absolute and relative to the Compensation Peer Group companies).
•The senior executive development and succession plan.
•The value of LTI awards granted in prior years.
•Each NEO’s leadership impact and expected future contribution toward the overall success of Honeywell.
PERFORMANCE STOCK UNITS

2024–2026 PERFORMANCE PLAN AWARDS
Under the 2024–2026 Performance Plan, a target number of PSUs was issued to each NEO in 2024, for the performance period of January 1, 2024, through December 31, 2026, representing 50% of their total annual LTI value and mix.
The actual number of PSUs earned by each NEO for the 2024–2026 cycle will be determined at the end of the period based on Company performance as measured by the following four equally weighted performance metrics:

62	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

3-YEAR CUMULATIVE REVENUE	3-YEAR AVERAGE ROI
(25%)	(25%)
•Measures the effectiveness of the Company’s organic growth strategies, including new product introduction and marketing and sales effectiveness, as well as projected growth in our end markets.
•Adjusted at measurement to exclude the impact of corporate transactions during the period (e.g., acquisitions and divestitures) and fluctuations in foreign currency rates.

•Focuses leadership on making investment decisions that deliver profitable growth.
•Adjusted at measurement to exclude the impact of corporate transactions during the period and the impact of pensions. Results will not be adjusted for foreign currency changes over the cycle.

3-YEAR AVERAGE SEGMENT MARGIN RATE	3-YEAR RELATIVE TSR
(25%)	(25%)
•Focuses executives on driving continued operational improvements and delivering synergies from recent corporate actions and prior period acquisitions.
•Adjusted at measurement to exclude the impact of corporate transactions during the period. Results will not be adjusted for foreign currency changes over the cycle.

•Measures Honeywell’s cumulative TSR relative to the 2024 Compensation Peer Group over a three-year performance period commencing January 1, 2024.
•The beginning point for TSR determination (all companies) will be based on an average using the first 30 trading days of the performance period. The ending point will be based on an average using the last 30 trading days of the performance period.

For the Corporate NEOs, awards are earned based on performance against the Total Honeywell goals stated above.

CORPORATE NEOs

For the Business Unit NEOs, the financial goals portion of the award (75% of the award value, at target) is based on a mix of performance against the Total Honeywell (HON) goals and goals set for their respective business unit (mix shown below). Like the Corporate NEOs, the Business Unit NEOs have 25% of their award based on performance against the three-year Relative TSR metric noted above. If an NEO transfers between business units during the performance period, the final payout is prorated based on the number of days spent in each respective business unit during the three years covered by the award.

BUSINESS UNIT NEOs

2025 NOTICE AND PROXY STATEMENT |	63

COMPENSATION DISCUSSION AND ANALYSIS
2024–2026 PERFORMANCE PLAN GOALS
In February 2024, the MDCC approved robust financial targets for the 2024–2026 performance plan. All approved financial targets represent a significant increase over the prior year, as well as appropriately challenging year-over-year improvement in each year of the three-year performance period, all aligned to the Honeywell long-term financial algorithm of 4%–7% organic growth and 40 bps–60 bps of margin expansion.
The table below sets out each metric at the Total Honeywell level, along with their respective goals, and the percentage of PSUs awarded that would be earned at each specified level of performance. No PSUs will be earned for a metric if performance falls below the noted threshold. If the Company’s performance for any of the performance metrics falls between the percentages listed on the table, the percentage of PSUs earned shall be determined by linear interpolation.

	Threshold	Target	150% Payout	Maximum

3-Year Cumulative Revenue ($M)					TOTAL MAXIMUM PAYOUT CAPPED AT 200%

3-Year Average Segment Margin Rate

3-Year Average ROI
% of PSUs Earned for Each Metric

	Threshold	Target	150% Payout	Maximum

3-Year Relative TSR Percentile(1)
% of PSUs Earned

Effective tax rate assumed in targets will be held neutral to target at the time of measurement. Quantinuum business financials excluded from targets and the measurement of actual results.
(1)Three-year Relative TSR vs the 2024 Compensation Peer Group companies for period of January 1, 2024–December 31, 2026.
2024–2026 PERFORMANCE PLAN AWARDS TO NEOs
The following table presents the number of Performance Stock Units granted to the NEOs for the 2024–2026 performance period, along with their respective grant date value:

NEO	Target # of PSUs(1)	Grant Date Value(2)
Mr. Kapur	32,100	$6,514,695
Mr. Lewis	14,782	3,000,007
Ms. Madden	12,282	2,492,632
Mr. Boldea	10,064	2,042,489
Mr. Currier	8,401	1,704,983
(1)Reflects the total number of PSUs awarded in 2024 for the 2024–2026 Performance Plan cycle. Annual officer PSUs have a grant date of February 16, 2024.
(2)The grant date value was determined based on (a) the fair market value of Honeywell stock on the date of grant for the 75% of the award tied to performance against internal metrics, and (b) a multi-factor Monte Carlo simulation of Honeywell’s stock price and TSR relative to each of the other companies in the Compensation Peer Group, for the 25% of the award with payout determined based on three-year TSR relative to the Compensation Peer Group.
At the end of the performance period, the total number of PSUs earned for each NEO shall be determined on a formulaic basis. Dividend equivalents applied during the vesting period as additional PSUs will be adjusted based on the final number of PSUs earned. In determining the final distributions of earned awards, 50% of the resulting PSUs earned will be converted to shares of Company common stock and issued to each NEO, subject to the holding period requirements for officers. The remaining 50% shall be converted to cash based on the fair market value of a share of Honeywell stock on the last day of the performance period and paid to each NEO in the first quarter following the end of the performance period.

64	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2022–2024 PERFORMANCE PLAN ASSESSMENT

2022–2024 SUMMARY
•MDCC approved 2022–2024 PSU payout = 127% of target (Corporate officers).
•Payout reflects three-year financial results that exceeded plan targets.
•Payout reduced for below threshold result on the three-year Relative TSR metric for the measurement period ending December 31, 2024 (shareowner alignment).

PSU Formulaic Calculation
In February 2025, the MDCC reviewed the outcomes for the 2022–2024 executive officer PSUs, determined as of December 31, 2024. The following table displays the formulaic 2022–2024 PSU calculation payout results:

Total Honeywell	Threshold	Target	Maximum	Actual Plan Performance(1)	Payout Factor	Weight	Weighted Payout %
Cumulative Revenue ($M)	$103,380	$111,161	$115,052	$112,201	127%	25%	32%
Average Segment Margin Rate	21.3%	22.1%	>=22.6%	22.7%	200%	25%	50%
Average ROI	20.7%	22.2%	>= 23.2%	23%	180%	25%	45%
3-Year Relative TSR	35th Percentile	50th Percentile	>= 75th Percentile	32nd Percentile	0%	25%	0%

Total PSU Calculated Percentage — Corporate NEOs (Mr. Lewis and Ms. Madden) — based 100% on performance against Total Honeywell goals							127%

ESS	Threshold	Target	Maximum	Actual Plan Performance(1)	Payout Factor	Weight	Weighted Payout %
Cumulative Revenue ($M)	$25,970	$27,925	$28,903	$29,288	200%	12.5%	25%
Average Segment Margin Rate	23.1%	23.9%	>= 24.4%	22.5%	0%	12.5%	0%
Average ROI	19.3%	20.1%	>= 20.6%	20.2%	120%	12.5%	15%

IA	Threshold	Target	Maximum	Actual Plan Performance(1)	Payout Factor	Weight	Weighted Payout %
Cumulative Revenue ($M)	$28,127	$29,331	$30,358	$22,910	0%	12.5%	0%
Average Segment Margin Rate	15.5%	16.3%	>= 16.8%	16.3%	100%	12.5%	13%
Average ROI	12.5%	13.3%	>= 13.8%	10.6%	0%	12.5%	0%

Total PSU Calculated Percentage — Mr. Kapur calculated on a pro-rata basis based on performance of ESS & CORP(2)							121%

Total PSU Calculated Percentage — Mr. Boldea calculated on a pro-rata basis based on performance of ESS & IA(3)							91%

(1)Business unit executives have a portion of their Performance Plan payout based on performance against plan goals set at the business unit level (i.e., business unit three-year cumulative revenue, business unit average segment margin rate, and business unit three-year average ROI). Consistent with goal setting parameters, revenue was adjusted to exclude the impact of corporate transactions and fluctuations in foreign currency. Segment margin was adjusted to exclude the impact of corporate transactions. ROI was adjusted to exclude the impact of corporate transactions and the impact of pension income and asset fluctuations. Actual performance attainment also excludes the impact of the commercial agreement with Bombardier as an allowable exclusion (i.e., unusual and extraordinary item) under the terms of the Plan.

(2)For the portion of his time in ESS, Mr. Kapur's calculated payout was based (i) 37.5% on performance against the business unit financial goals, (ii) 37.5% on performance against the Total Honeywell financial goals, and (iii) 25% on Honeywell's three-year relative TSR performance, while his time in CORP is calculated based on Total Honeywell. Represents actual time worked in each business unit of 25% ESS and 75% CORP. ESS represents PMT results for 2022 and 2023 and ESS results for 2024 due to Honeywell's 2024 realignment of reportable business segments.

(3)For the portion of his time in each business unit (i.e., ESS and IA), Mr. Boldea's calculated payout was based (i) 37.5% on performance against the business unit financial goals, (ii) 37.5% on performance against the Total Honeywell financial goals, and (iii) 25% on Honeywell's three-year relative TSR performance. Represents actual time worked in each business unit of 55% ESS and 45% IA. ESS represents PMT results for 2022 and 2023 and ESS results for 2024, and IA represents SPS results for 2022 and 2023 and IA results for 2024 due to Honeywell's 2024 realignment of reportable business segments.

2025 NOTICE AND PROXY STATEMENT |	65

COMPENSATION DISCUSSION AND ANALYSIS
The table below shows plan-basis TSR details for Honeywell and the 2022 Compensation Peer Group for the three-year performance period of January 1, 2022–December 31, 2024:

Company Name	3-Year Relative Percentile Ranking (1)
General Electric Company	100.0%
Eaton Corporation plc	93.3%
Caterpillar Inc.	86.6%
Phillips 66	80.0%
Emerson Electric Co.	73.3%
Lockheed Martin Corp.	66.6%
Raytheon Technologies Corp.	60.0%
General Dynamics Corporation	53.3%
Illinois Tool Works Inc.	46.6%
Deere & Company	40.0%
Johnson Controls Int. plc	33.3%
Schlumberger Ltd.	26.6%
Dupont de Nemours, Inc.	20.0%
3M Company	13.3%
Dow Inc.	6.6%
Boeing Co.	—%
Honeywell International Inc.	32.5%
(1)Based on three-year TSR determined on a plan-basis, which uses a 30-trading-day average of stock prices from the beginning, and to the end, of the three-year performance period.
Honeywell's plan-basis three-year relative percentile ranking of 32.5% was below threshold for this performance plan cycle. As a result, no portion of the 2022–2024 performance plan award was earned on this metric.
Payout Decision
In February 2025, the MDCC reviewed and assessed the overall formulaic PSU calculation for the 2022–2024 performance cycle for the NEOs that received them. Calculated performance equaled 127% for the Corporate NEOs. The calculated payout for Mr. Kapur of 121% reflects a blended proration based on his service in PMT/ESS and Corporate over the three-year performance period. The calculated payout for Mr. Boldea of 91% reflects a blended proration based on his service in ESS/PMT and IA over the three-year performance period. Mr. Currier did not receive a PSU for the 2022–2024 cycle.
2022–2024 PSU Payouts
Based on the final approved award payout percentages for the 2022–2024 performance period for those NEOs who received their 2022–2024 Performance Plan award in the form of PSUs, the MDCC approved the following individual awards to the NEOs:

NEO	2022–2024 PSUs at Target(1)	Total Payout %	Total 2022–2024 PSUs Earned
Mr. Kapur	16,151	121%	19,542
Mr. Lewis	13,626	127%	17,305
Ms. Madden	13,626	127%	17,305
Mr. Boldea	9,774	91%	8,894
(1)Includes additional PSUs from dividend equivalents.
Earned awards became fully vested on February 11, 2025, with final performance certified by the MDCC at its meeting on February 13, 2025. 50% of the PSUs earned were converted to shares of Honeywell common stock, with the net shares paid subject to an additional one-year holding period, in accordance with the officer stock ownership guidelines. The remaining 50% was converted to cash based on the closing stock price of Honeywell common stock on December 31, 2024, and paid in March 2025.

66	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2022–2024 Performance Cash Unit Payouts (Mr. Currier Only)
In February 2025, the MDCC also reviewed the calculated outcomes for the 2022–2024 Performance Cash Units (PCUs) issued to non-officer executives in 2022 (which included Mr. Currier, who was a non-officer at the time of grant). The non-officer performance plan follows the same structure as the 2022–2024 PSUs described above, but excludes the portion of the award that is tied to relative TSR.

Aerospace	Threshold	Target	Maximum	Actual Plan Performance(1)	Payout Factor	Weight	Weighted Payout %
AT Revenue	$34,682	$37,293	$38,598	$41,114	200%	16.7%	33%
AT Margin	27.5%	28.3%	>= 28.8%	27.4%	0%	16.7%	0%
AT ROI	42.4%	44.7%	>= 46.2%	44.4%	93%	16.7%	16%
HON Revenue	$103,380	$111,161	$115,052	$112,201	127%	16.7%	21%
HON Segment Margin Rate	21.3%	22.1%	>= 212.6%	22.7%	200%	16.7%	33%
HON Average ROI	20.7%	22.2%	>= 23.2%	23.0%	180%	16.7%	30%

Total Earned Performance Cash Unit Payout Percentage — AT executives (non-officer), includes Mr. Currier as non-officer in 2022							133%
(1)Results for AT executives based 50% on performance against Total Honeywell targets and 50% on performance against Aerospace targets.
Based on the final approved award payout percentage for non-officer AT executives who received a 2022–2024 Performance Plan award in the form of performance cash units, the following individual award was earned by Mr. Currier:

NEO	2022–2024 Performance Cash Units at Target	Value Per Unit	Total Earned Award	Total 2022–2024 Performance Cash Award Earned
Mr. Currier	1,334	$100.00	133%	$177,422
The earned award for Mr. Currier was paid in cash in March 2025.
In accordance with SEC disclosure requirements for cash-based awards, 100% of the earned cash award for Mr. Currier for the 2022–2024 performance period is included as part of 2025 Non-Equity Incentive Compensation on the Summary Compensation Table, even though originally granted in 2022. The MDCC considered this 2022–2024 cash unit award as part of Mr. Currier's 2022 total annual direct compensation (in the year it was granted), which differs from how it is reported on the Summary Compensation Table.
Mr. Currier became an executive officer in August 2023, and he has received PSU awards since then.
STOCK OPTIONS

Stock options granted to the NEOs in 2024 represented 25% of their total annual LTI value and mix. The MDCC believes that stock options continue to be an important element for focusing executives on actions that drive long-term stock appreciation, which is directly aligned with the interests of our shareowners.
Stock options vest 25% per year over four years and have a 10-year term to exercise. The strike price for the 2024 annual stock options granted to NEOs in February is $197.68, which was the fair market value of Honeywell stock on the grant date (February 16, 2024). The grant date fair value of a stock option was determined by a third-party valuation company using a Black-Scholes valuation method.

NEO	# of Stock Options(1)	Grant Date Value(2)
Mr. Kapur	85,100	$3,250,820
Mr. Lewis	39,267	1,499,999
Ms. Madden	32,624	1,246,237
Mr. Boldea	26,734	1,021,239
Mr. Currier	22,316	852,471
(1)Reflects the total number of stock options awarded to each NEO in 2024. The strike price for options granted is equal to the fair market value of Honeywell stock on the date of grant. Options vest 25% per year over four years from the grant date. Upon exercise, stock options are settled in shares of Honeywell stock with the NEO required to hold the resulting net gain shares at least one year before being able to sell them.
(2)Annual officer stock options have a grant date of February 16, 2024, at a Black-Scholes value of $38.20 per option.

2025 NOTICE AND PROXY STATEMENT |	67

COMPENSATION DISCUSSION AND ANALYSIS
RESTRICTED STOCK UNITS

RSUs granted to the NEOs in 2024 represented 25% of their total annual LTI value and mix. RSUs vest 33%, 33%, and 34% on the second, third, and fourth anniversaries of the grant date, respectively. This vesting period is aligned with market practices and is designed to strengthen retention.

The following table presents the total number of RSUs granted to each NEO in 2024 and their respective grant date values:

NEO	# of RSUs(1)(2)	Grant Date Value(3)
Mr. Kapur	16,500	$3,261,720
Mr. Lewis	7,588	1,499,996
Ms. Madden	6,304	1,246,175
Mr. Boldea	5,166	1,021,215
Mr. Currier	4,312	852,396
(1)Annual RSUs have a grant date of February 16, 2024.
(2)Officer RSUs vest 33%, 33%, and 34% on the second, third, and fourth anniversaries of the grant date, respectively. During the vesting period, dividend equivalents will be earned in the form of additional RSU shares based on regular dividends paid by Honeywell, with such additional dividends vesting on the same timing as the underlying RSUs to which they relate. In addition, upon vesting, RSUs are settled in shares of Honeywell stock with the NEO required to hold the resulting net shares at least one year before being able to sell them.
(3)Grant date value is determined using the average of the high and low stock prices of Honeywell stock on the grant date. Numbers shown are based on a grant date value of $197.68.
OTHER COMPENSATION AND BENEFIT PROGRAMS
RETIREMENT PLANS
We offer various retirement benefits to our NEOs. Specifically, depending upon when and where they joined the Company, some NEOs may participate in broad-based plans, including a defined benefit pension plan and a 401(k) savings plan that provides matching Company contributions. We also maintain an unfunded supplemental retirement plan to replace the portion of an executive’s pension benefit that cannot be paid under the broad-based plans because of Internal Revenue Service (IRS) limitations. More information on retirement benefits can be found beginning on page 78.
NON-QUALIFIED DEFERRED COMPENSATION PLANS
Honeywell executives (including the NEOs) may choose to participate in certain non-qualified deferred compensation plans to permit retirement savings in a tax-efficient manner. Executives can elect to defer up to 100% of their annual ICP awards. In addition, executives may also participate in the Honeywell Supplemental Savings Plan to defer base salary that cannot be contributed to the Company’s 401(k) savings plan due to IRS limitations. These amounts are matched by the Company only to the extent required to make up for a shortfall in the available match under the 401(k) savings plan due to IRS limitations. Deferred compensation balances earn interest at a fixed rate based on the Company’s 15-year cost of borrowing, which is subject to change on an annual basis (5.91% for 2024). Matching contributions are treated as if invested in Company common stock. These plans are explained in more detail on page 80.
BENEFITS AND PERQUISITES
Our NEOs are entitled to participate in Honeywell-wide benefits such as life, medical, dental, and accidental death and disability insurance, which are competitive with other similarly sized companies. The NEOs participate in these programs on the same basis as the rest of our salaried employees. We also maintain low-cost excess liability coverage for all executive-level personnel, including the NEOs. The NEOs are also eligible for an annual executive physical, and Charlotte-based officers participate in a low-cost regional concierge medical service program.
Our security policy requires that our Chairman and CEO use Honeywell aircraft for all air travel (business or personal) to ensure personal security and protect the confidentiality of our business. From time to time, we also permit other executive officers to use Honeywell aircraft for personal or business use. The security plan for the Chairman and CEO also provides for home security and related monitoring.

68	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
RISK OVERSIGHT CONSIDERATIONS
The MDCC believes that balancing the various elements of Honeywell’s executive compensation program:
•Supports the achievement of competitive sales, earnings, and cash performance in variable economic and industry conditions without undue risk; and
•Mitigates the potential to reward risk-taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of the Company’s long-term business strategy and adversely impact shareowner value.
The following compensation design features guard against unnecessary or excessive risk-taking:

Robust processes for developing strategic and annual operating plans, approval of capital investments, internal controls over financial reporting, and other financial, operational, and compliance policies and practices.

Diversity of the Company’s overall portfolio of businesses with respect to industries and markets served (types, long-cycle/short-cycle), products and services sold, and geographic footprint.

MDCC review and approval of corporate, business, and individual executive officer objectives to ensure that these goals are aligned with the Company’s annual operating and strategic plans, achieve the proper risk/reward balance, and do not encourage unnecessary or excessive risk-taking.

Executive compensation features that guard against unnecessary or excessive risk-taking include:
•Pay mix between fixed and variable, annual, and long-term, and cash and equity compensation is designed to encourage strategies and actions that are in the Company’s long-term best interests.
•Base salaries are positioned to be consistent with executives’ responsibilities, so they are not motivated to take excessive risks to achieve financial security.
•Incentive awards are determined based on a review of a variety of performance indicators, diversifying the risk associated with any single performance indicator.
•Design of long-term compensation program rewards executives for driving sustainable, profitable growth.
•Vesting periods for equity compensation awards encourage executives to focus on sustained stock price appreciation.
•Incentive plans are not overly leveraged, have maximum payout caps, and have design features that are intended to balance pay for performance with an appropriate level of risk-taking.
•The MDCC retains discretionary authority to exclude unusual or infrequently occurring items, extraordinary items, and the cumulative effect of changes in accounting treatment when determining performance attainment under formulaic plans where events and/or business conditions warrant.

Clawback policies provide the ability to recoup performance-based incentive awards (any compensation, whether in equity or cash, granted, earned, or vested based wholly, or in part, on the attainment of a financial reporting measure) in the event of a restatement of the Company’s financial results. In addition to maintaining our existing clawback guidelines, which are applicable in the event our Board determines that a covered officer engaged in misconduct, our Board adopted a standalone Clawback Policy that is consistent with Rule 10D-1 of the Exchange Act and Nasdaq listing standards. In addition, clawback provisions in the Company’s stock plan and short-term incentive plan allow the Company to cancel shares or recover gains, or payments made, if an executive violates non-competition or non-solicitation provisions.

Prohibition on hedging and pledging of shares by executive officers and directors.

Ownership thresholds in the Company’s stock ownership guidelines for officers require NEOs to hold shares of common stock equal to five times their current annual base salary (10 times for the CEO), as detailed in the Stock Ownership Guidelines.

Holding periods in the Company's stock ownership guidelines require that officers must hold 100% of the net shares from vesting of RSUs and the net shares issued from PSUs.

Based upon the MDCC’s risk oversight and compensation policies, the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on Honeywell’s operations or results. A full discussion of the role of the Board in the risk oversight process begins on page 37 of this Proxy Statement.

2025 NOTICE AND PROXY STATEMENT |	69

COMPENSATION DISCUSSION AND ANALYSIS
STOCK OWNERSHIP GUIDELINES
The MDCC believes that Honeywell executives more effectively pursue shareowners’ long-term interests if they hold substantial amounts of stock. Accordingly, the MDCC maintains minimum stock ownership guidelines for all executive officers.
Under these guidelines, the CEO must hold shares of common stock equal in value to 10 times his current annual base salary. Other executive officers are required to own shares equal in value to five times their current base salary. Shares used in determining whether these guidelines are met include shares held personally, equivalent shares held in qualified and non-qualified retirement accounts, and outstanding RSUs. Executive officers have five years following their appointment to meet these guidelines. Other than Messrs. Kapur and Currier who have served as CEO of Honeywell and President and CEO of Aerospace Technologies, respectively, for less than two years, all other NEOs maintain ownership levels above our guidelines.
NAMED EXECUTIVE OFFICERS’ STOCK OWNERSHIP
The stock ownership guidelines require officers to hold for at least one year 100% of the “net shares” obtained from RSUs that vest and the “net shares” issued from PSUs. “Net shares” means the number of shares issued when RSUs vest or PSUs are earned, less the number of shares withheld or sold to pay applicable taxes. After the one-year holding period, officers may sell net shares or net gain shares (subject to pre-approval by the CEO); however, after the sale, they must continue to meet the prescribed minimum stock ownership level.
RECOUPMENT/CLAWBACK
Our Board determined that it is in the Company’s best interests to ensure that all performance-based cash compensation and equity awards reflect actual performance. Consistent with such determination, our Board adopted a Clawback Policy, in accordance with Rule 10D-1 of the Exchange Act and Nasdaq listing standards.
This Clawback Policy is administered by our MDCC and enables the Company to recover from covered current and former executives certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Clawback Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act, and applies to any incentive-based cash compensation that is granted, earned, or vested based wholly or in part on the attainment of any Company financial reporting measure.
If the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the MDCC shall require any executive officer covered by our Clawback Policy to reimburse or forfeit to the Company the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The MDCC will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Clawback Policy to recoup the amount described above.
In addition, we maintain the clawback guidelines set forth in our Corporate Governance Guidelines. Under these guidelines, if the Board determines that a covered executive officer engaged in any misconduct that materially contributes to, or causes, a significant restatement of financial results, this may, independently, result in the recoupment (or clawback) of performance-based incentive awards (both equity- and cash-based awards). The complete text of the Corporate Governance Guidelines is posted on our website at investor.honeywell.com (see “Governance/Governance Overview”).
In addition, if during the two-year period following an executive officer’s termination of employment with Honeywell, he or she commences employment with, or otherwise provides services to a Honeywell competitor, without the MDCC’s prior approval, or otherwise violates other restrictive covenants (including non-solicitation commitments), then the Company reserves the right, for awards issued under its Stock Incentive Plans, to:
•Cancel all unexercised options and unvested equity; and
•Recover any gains attributable to options that were exercised, and any value attributable to RSUs and Performance Plan awards that were paid, during the period beginning 12 months before and ending two years after the executive officer’s termination of employment.
Honeywell has entered into non-competition agreements with each of the NEOs that preclude them from going to work for a competitor for up to two years after termination of employment. The list of competitors and the duration of the non-competition covenant has been tailored, in each case, to the executive officer’s position and the competitive threat this represents. Because money damages cannot adequately compensate Honeywell for violations of these non-competition covenants, we have a full range of equitable remedies at our disposal to enforce these agreements, including the ability to seek injunctive relief.

70	| 2025 NOTICE AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Beginning in 2018, Section 162(m) of the Internal Revenue Code limits the federal income tax deduction for annual individual compensation to $1 million for the Company’s “covered employees” without any exception for performance-based compensation, subject to a transition rule for certain written binding contracts in effect on November 2, 2017, and not materially modified after that date. The Company intends to comply with the transition rule for written binding contracts in effect on November 2, 2017, to the extent applicable, so long as the MDCC determines that to be in the Company’s best interest. As discussed above under Compensation Practices and Policies, the MDCC seeks to closely align executive pay with performance, even if there is no longer a “performance-based” provision under Section 162(m), and, in any case, the MDCC reserves the ability to structure compensation arrangements to provide appropriate compensation to the Company’s executives, even where such compensation is not deductible under Section 162(m).
INSIDER TRADING POLICIES AND PROCEDURES
The Board has adopted an insider trading policy (Insider Trading Policy) that applies to all of the Company's directors, officers, and employees, as well as certain other designated individuals, to prevent the misuse of confidential information about the Company, as well as other companies with which the Company has a business relationship, and to promote compliance with all applicable securities laws. Among other things, the Insider Trading Policy prohibits engaging in transactions in securities based on material non-public information and prohibits directors, executive officers, and certain other employees from buying or selling the Company's securities during certain periods, except pursuant to an approved trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (Rule 10b5-1). Certain types of transactions in the Company’s securities are also prohibited under the Insider Trading Policy, as described further under “Pledging and Hedging Transactions in Company Securities” (see below). In addition, certain individuals, including directors and officers, are required to receive pre-clearance from the Corporate Secretary, and directors and officers are additionally required to receive prior approval from the Chairman, prior to engaging in transactions in the Company's securities. The Insider Trading Policy also sets forth mandatory guidelines that apply to all executive officers, directors, and employees of the Company who adopt Rule 10b5-1 plans for trading in the Company's securities, which are intended to ensure compliance with Rule 10b5-1 and to conform to best practices with respect to the design and implementation of Rule 10b5-1 plans. For additional information, see the Insider Trading Policy, which can be found on our website at investor.honeywell.com and in our SEC filings (see our most recent Annual Report on Form 10-K).
It is also the Company’s policy that the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company. The Company currently has a stock repurchase program in place. Repurchases may be made through a variety of methods, which could include open market purchases, accelerated share repurchase transactions, negotiated block transactions, Rule 10b5-1 plans, other transactions that may be structured through investment banking institutions or privately negotiated, or a combination of the foregoing.
PLEDGING AND HEDGING TRANSACTIONS IN COMPANY SECURITIES
Executive officers, directors, and any of their respective designees are prohibited from pledging Honeywell’s securities or using Honeywell’s securities to support margin debt. All other employees must exercise extreme caution in pledging Honeywell’s securities or using Honeywell’s securities to support margin debt.
Hedging by directors, executive officers, employees on our restricted trading list, any employee in possession of material nonpublic information, or any of their designees is prohibited, and it is strongly discouraged for all other employees. For this purpose, hedging means purchasing financial instruments (including prepaid variable forward sale contracts, equity swaps, collars, and interests in exchange funds) or otherwise engaging in transactions that are designed to hedge or offset any decrease in the market value of Company stock held, directly or indirectly, by them, whether the stock was acquired as part of a compensation arrangement or otherwise.
All employees, directors, and any of their respective designees are prohibited from engaging in short sales of Honeywell securities. Selling or purchasing puts or calls or otherwise trading in or writing options on Honeywell’s securities by employees, officers, and directors is also prohibited.
MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT
The MDCC reviewed and discussed Honeywell’s Compensation Discussion and Analysis with management. Based on this review and discussion, the MDCC recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Form 10-K for the year ended December 31, 2024.
The Management Development and Compensation Committee
Grace Lieblein (Chair)
Duncan B. Angove
William S. Ayer (ex officio)
Deborah Flint
Rose Lee

2025 NOTICE AND PROXY STATEMENT |	71

EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE

Named Executive Officer	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total Compensation(7)
Vimal Kapur Chairman and Chief Executive Officer	2024	$1,555,769	$—	$9,776,415	$3,250,820	$2,915,508	$498,217	$280,463	$18,277,193
	2023	1,225,000	—	7,530,223	2,510,004	2,416,500	283,838	435,965	14,401,630
	2022	867,596	—	3,982,229	2,063,137	1,206,100	195,272	65,882	8,380,216
Gregory P. Lewis Senior Vice President and Chief Financial Officer	2024	1,000,961	—	4,500,003	1,499,999	970,800	265,775	93,355	8,330,894
	2023	920,612	—	4,102,410	1,367,716	1,162,900	322,347	75,443	7,951,428
	2022	881,754	—	3,952,325	1,693,116	1,064,300	315,289	72,292	7,979,076
Anne T. Madden Senior Vice President and General Counsel	2024	953,404	—	3,738,807	1,246,237	1,020,100	429,783	91,147	7,479,478
	2023	890,546	—	3,738,983	1,246,190	1,076,500	492,913	73,338	7,518,470
	2022	896,122	—	3,952,325	1,693,116	1,126,100	519,846	73,298	8,260,807
Lucian Boldea President and Chief Executive Officer, Industrial Automation	2024	826,769	—	3,063,704	1,021,239	666,600	4,608	62,974	5,645,893
	2023	769,231	—	2,850,019	950,058	975,200	501	214,697	5,759,706
	2022	184,615	200,000	6,300,176	1,190,024	832,000	—	13,423	8,720,239
James Currier President and Chief Executive Officer, Aerospace Technologies	2024	756,538	—	2,557,379	852,471	1,017,522	262,881	64,139	5,510,931
	2023	531,560	—	2,469,418	919,053	829,692	99,247	46,413	4,895,383
(1)Represents actual base salary paid in 2024.
(2)The 2024 Stock Awards column represents the sum of two components: (i) PSU awards under the 2024–2026 Performance Plan, and (ii) RSU awards granted during the year. The unit grant date fair values of PSUs issued in 2024 were $202.95 for annual grants made to Messrs. Kapur, Lewis, Boldea, and Currier and Ms. Madden on February 16, 2024. PSU unit values were calculated based on (a) the value of Honeywell stock on the date of grant for the 75% of the award tied to performance against internal metrics, and (b) a multi-factor Monte Carlo simulation of Honeywell’s stock price and TSR relative to each of the other companies in the Compensation Peer Group, determined in accordance with FASB ASC Topic 718, for the 25% of the award with payout determined based on three-year TSR relative to the Compensation Peer Group. The unit grant date fair values of RSUs issued in 2024 were $197.68 for annual grants made to Messrs. Kapur, Lewis, Boldea, and Currier and Ms. Madden on February 16, 2024. RSU unit values are determined using the average of the high and low stock prices of Honeywell stock on the grant date.

NEO	2024–2026 Performance Stock Units	Restricted Stock Units	Total Stock Awards
Mr. Kapur	$6,514,695	$3,261,720	$9,776,415
Mr. Lewis	3,000,007	1,499,996	4,500,003
Ms. Madden	2,492,632	1,246,175	3,738,807
Mr. Boldea	2,042,489	1,021,215	3,063,704
Mr. Currier	1,704,983	852,396	2,557,379
(3)The 2024 Option Awards shown reflect the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718, using the Black-Scholes option-pricing model at the time of grant, with the expected-term input derived from a risk-adjusted Monte Carlo simulation of the historical exercise behavior and probability-weighted movements in Honeywell’s stock price over time. Annual officer stock options were awarded to Messrs. Kapur, Lewis, Boldea, and Currier and Ms. Madden and have a grant date of February 16, 2024, at a Black-Scholes value of $38.20 per option. A discussion of the assumptions used in the valuation of option awards made in fiscal year 2024 may be found in Note 15 of the Notes to the Financial Statements in the Company’s Form 10-K for the year ended December 31, 2024.

72	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
(4)The 2024 Non-Equity Incentive Plan Compensation value for each NEO, except Mr. Currier, represents their annual ICP award for the 2024 plan year. 80% of the ICP award is determined using the pre-set formulaic methodology discussed beginning on page 56, 15% is based on individual assessments determined by the MDCC discussed beginning on page 58, and the remaining 5% is based on the Corporate Responsibility KPIs discussed on page 61. The amount for Mr. Currier includes the sum of both his 2024 annual ICP award and his earned payout from Performance Plan cash units issued for the January 1, 2022–December 31, 2024, cycle, that is required to be reported in the final year of the performance period under SEC rules, even though granted in 2022 and covering a three-year period. The following table provides the breakdown of the amounts reported as 2024 Non-Equity Incentive Plan Compensation for Mr. Currier:

NEO	2024 ICP Award	2022–2024 Performance Cash Unit Payout	Total Non-Equity Incentive Plan Compensation
Mr. Currier	$840,100	$177,422	$1,017,522
(5)Represents (i) the aggregate change in the present value of each Named Executive Officer’s accumulated benefit under the Company’s pension plans from December 31, 2023, to December 31, 2024, (as disclosed in the Pension Benefits table on page 78 of this Proxy Statement) and (ii) interest earned in 2024 on deferred compensation that is considered “above-market interest” under SEC rules (as discussed beginning on page 81).

NEO	Change in Pension Value(a)	NQDC Interest(b)	Total Change in Pension Value and Nonqualified Deferred Compensation Earnings
Mr. Kapur	$440,022	$58,195	$498,217
Mr. Lewis	254,289	11,486	265,775
Ms. Madden	252,898	176,885	429,783
Mr. Boldea	—	4,608	4,608
Mr. Currier	262,231	650	262,881
(a)The change in aggregate pension value was calculated as the change in present value of the accumulated retirement benefit for each Named Executive Officer and was calculated as the lump sum available from the Retirement Earnings formula at the date indicated. Mr. Boldea is not eligible for a Company-sponsored pension plan.
(b)Represents earnings under the Honeywell Excess Benefit Plan, Honeywell Supplemental Savings Plan, or Honeywell Deferred Incentive Plan, or deferred RSU awards that are in excess of that determined using SEC market interest rates.
(6)For 2024, All Other Compensation consists of the following:

NEO	Matching Contributions(a)	Personal Use of Company Aircraft(b)	Security(c)	Relocation and Loss on Sale(d)	Tax Gross- Up(e)	Excess Liability Insurance(f)	Executive Physical/ Medical Services (g)	Total Other Compensation
Mr. Kapur	$108,904	$73,839	$2,902	$79,772	$6,247	$3,000	$5,800	$280,463
Mr. Lewis	70,067	15,818	—	—	—	3,000	4,470	93,355
Ms. Madden	66,738	14,409	—	—	—	3,000	7,000	91,147
Mr. Boldea	57,874	—	—	—	—	3,000	2,100	62,974
Mr. Currier	52,958	8,182	—	—	—	3,000	—	64,139
(a)Represents total Company matching contributions to each Named Executive Officer’s accounts in the tax-qualified Honeywell 401(k) Plan and the non-tax-qualified Supplemental Savings Plan. The value of registrant contributions includes annual matching contributions that were credited to the Named Executive Officers in January 2025 for the 2024 year.
(b)For security reasons, Mr. Kapur is required by Company policy to use Company aircraft for all business and personal travel (requirement to use Company aircraft for specific personal travel may be waived at the discretion of Honeywell’s security personnel). Other NEOs may have access to available corporate aircraft for personal travel, from time to time, if approved by the CEO. The amount shown for each NEO represents the aggregate incremental cost of personal travel. This amount is calculated by multiplying the total number of personal flight hours by the average direct variable operating costs (e.g., expenses for aviation employees, variable aircraft maintenance, telecommunications, transportation charges, including but not limited to hangar and landing fees, aviation fuel, and commissaries) per flight hour for Company aircraft.
(c)In accordance with the CEO security plan, represents the total paid by the Company in 2024 for expenses relating to personal residential security provided to protect Mr. Kapur.
(d)Represents relocation assistance in connection with the promotion of Mr. Kapur. Mr. Kapur was eligible for the same level of relocation assistance and loss-on-sale recovery that is made available to other executive-level employees when relocating.
(e)Tax gross-up on relocation costs that are otherwise taxable to the NEO under IRS rules. This represents a one-time item necessary to ensure executives were not negatively impacted by their necessary relocations. Mr. Kapur relocated from Houston, Texas, to Charlotte, North Carolina, where the Corporate Headquarters is located.
(f)Represents the annual premiums paid by the Company to purchase excess liability insurance coverage for each Named Executive Officer.
(g)Represents the cost of the annual executive physical covered by the Company (excess over insurance) and concierge medical services provided to Charlotte-based officers.
(7)Represents total reportable compensation determined in accordance with SEC disclosure requirements.

2025 NOTICE AND PROXY STATEMENT |	73

EXECUTIVE COMPENSATION TABLES
OTHER COMPENSATION TABLES
GRANTS OF PLAN-BASED AWARDS — FISCAL YEAR 2024

Named Executive Officer (NEO)	Award Type(1)	Approval Date	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4)	All Other Option Awards: Number of Securities Underlying Options(5)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Date of Grant of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6)
				Threshold(2)	Target	Maximum	Threshold	Target	Maximum
Vimal Kapur	ICP			$27,273	$2,727,322	$5,454,645
	NQSO	2/16/2024	2/16/2024								85,100	$197.68	$225.89	$3,250,820
	PSU24-26	2/16/2024	2/16/2024				2,006	32,100	64,200					6,514,695
	RSU	2/16/2024	2/16/2024							16,500				3,261,720
Gregory P. Lewis	ICP			10,019	1,001,880	2,003,760
	NQSO	2/15/2024	2/16/2024								39,267	197.68	225.89	$1,499,999
	PSU24-26	2/15/2024	2/16/2024				924	14,782	29,564					3,000,007
	RSU	2/15/2024	2/16/2024							7,588				1,499,996
Anne T. Madden	ICP			9,543	954,295	1,908,590
	NQSO	2/15/2024	2/16/2024								32,624	197.68	225.89	$1,246,237
	PSU24-26	2/15/2024	2/16/2024				768	12,282	24,564					2,492,632
	RSU	2/15/2024	2/16/2024							6,304				1,246,175
Lucian Boldea	ICP			8,281	828,066	1,656,131
	NQSO	2/15/2024	2/16/2024								26,734	197.68	225.89	$1,021,239
	PSU24-26	2/15/2024	2/16/2024				629	10,064	20,128					2,042,489
	RSU	2/15/2024	2/16/2024							5,166				1,021,215
James Currier	ICP			5,514	551,385	1,102,770
	NQSO	2/15/2024	2/16/2024								22,316	197.68	225.89	$852,471
	PSU24-26	2/15/2024	2/16/2024				525	8,401	16,802					1,704,983
	RSU	2/15/2024	2/16/2024							4,312				852,396
(1)Award Type:
ICP = Incentive Compensation Plan (for 2024 performance year, paid in 2025)
NQSO = Nonqualified Stock Option
PSU24-26 = 2024–2026 Performance Stock Unit
RSU = Restricted Stock Unit
(2)Represents the minimum level of performance that must be achieved for any amount to be payable.
(3)The amount in the Target column represents the number of PSUs awarded to the Named Executive Officer in 2024 under the 2016 Stock Incentive Plan for the performance period of January 1, 2024–December 31, 2026. Actual earned PSU awards may range from 0% to 200% based on performance against plan metrics over the three-year performance period. Awards vest 100% in February 2027. 50% of the total number of PSUs earned will be converted to, and paid in, cash. 50% of the earned PSUs will be paid in shares subject to a minimum one-year holding period.
(4)Represents the number of RSUs awarded to the Named Executive Officer in 2024 under the 2016 Stock Incentive Plan. Annual RSUs vest in three installments; 33% on each of the second and third anniversaries of the grant date and 34% on the fourth anniversary of the grant date.
(5)NQSO awards in this column represent the number of annual stock options awarded to the Named Executive Officers on the Grant Date. These stock options vest in equal annual installments over a period of four years and have a 10-year term. The exercise price is equal to the fair market value of Honeywell stock on the date of grant.
(6)The grant date fair values for NQSO awards were calculated in accordance with FASB ASC Topic 718, using the Black-Scholes option valuation model at the time of grant. NQSO grant date values were $38.20 for February 16, 2024, grants. A more detailed discussion of the assumptions used in the valuation of stock option awards may be found in Note 15 of the Notes to the Financial Statements in the Company’s Form 10-K for the year ended December 31, 2024. The grant date fair values for RSUs were determined using the average of the high and low stock prices of Honeywell stock on the grant date. Grant date fair values for RSUs issued in 2023 were $197.68 for February 16, 2024, grants. The grant date fair value for PSU24-26 awards were calculated based on the value of Honeywell stock on the date of grant for the 75% of the award tied to performance against internal metrics, and (b) a multifactor Monte Carlo simulation of Honeywell’s stock price and TSR relative to each of the other companies in the Compensation Peer Group, determined in accordance with FASB ASC Topic 718, for the 25% of the award with payout determined based on three-year TSR relative to the Compensation Peer Group. The PSU24-26 grant date fair values were $202.95 for February 16, 2024 grants.

74	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
DESCRIPTION OF PLAN-BASED AWARDS
All NQSO, PSU, and RSU awards granted to the Named Executive Officers in fiscal year 2024 were granted under the Company’s 2016 Stock Incentive Plan and are governed by and subject to the terms and conditions of the 2016 Stock Incentive Plan and the relevant award agreements. A detailed discussion of these long-term incentive awards can be found beginning on page 62 of this Proxy Statement.
OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

		Option Awards(1)				Stock Awards
Name	Grant Year	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)	Number of Unearned Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)
Vimal Kapur	2024	—	85,100	$197.68	2/15/2034	16,849	(3)	$3,806,089	32,780	(4)	$7,404,573
	2023	7,148	21,444	192.39	5/31/2033	5,583	(5)	1,261,182	10,703	(6)	2,417,813
	2023	9,240	27,720	199.60	2/9/2033	7,710	(7)	1,741,551	15,156	(6)	3,423,480
	2022	10,423	10,423	189.18	7/27/2032	1,120	(8)	252,997
	2022	22,100	22,100	189.72	2/10/2032	2,140	(9)	483,345
	2022	—	—	—	—	19,542	(10)	4,414,433
	2021	21,225	7,075	202.72	2/11/2031	1,379	(11)	311,439
	2020	34,300	—	180.92	2/13/2030	639	(12)	144,384
	2019	28,600	—	154.22	2/25/2029	649	(13)	146,514
	2018	17,232	—	148.79	2/26/2028	—		—
	2017	16,188	—	119.69	2/27/2027	—		—
	Total	166,456	173,862			55,611		12,561,935	58,639		13,245,866
Gregory P. Lewis	2024	—	39,267	$197.68	2/15/2034	7,749	(3)	$1,750,340	15,095	(4)	$3,409,795
	2023	8,568	25,702	199.60	2/9/2033	7,146	(7)	1,614,292	14,052	(6)	3,174,148
	2022	27,450	27,450	189.72	2/10/2032	2,710	(9)	612,237
	2022	—	—	—	—	17,305	(10)	3,909,083
	2021	38,400	12,800	202.72	2/11/2031	2,467	(11)	557,312
	2020	70,200	—	180.92	2/13/2030	1,316	(12)	297,261
	2019	56,800	—	154.22	2/25/2029	1,297	(13)	293,027
	2018	26,110	—	148.79	2/26/2028	—		—
	Total	227,528	105,219			39,991		9,033,553	29,147		6,583,943
Anne T. Madden	2024	—	32,624	$197.68	2/15/2034	6,437	(3)	$1,454,157	12,542	(4)	$2,833,114
	2023	7,806	23,419	199.60	2/9/2033	6,515	(7)	1,471,717	12,805	(6)	2,892,530
	2022	27,450	27,450	189.72	2/10/2032	2,710	(9)	612,237
	2022	—	—	—	—	17,305	(10)	3,909,083
	2021	38,400	12,800	202.72	2/11/2031	2,467	(11)	557,312
	2020	70,200	—	180.92	2/13/2030	1,316	(12)	297,261
	2019	56,800	—	154.22	2/25/2029	1,297	(13)	293,027
	2018	31,959	—	148.79	2/26/2028	—		—
	2017	28,199	—	119.69	2/27/2027	—		—
	2016	28,885	—	98.70	2/24/2026	—		—
	Total	289,699	96,293			38,049		8,594,795	25,347		5,725,645
Lucian Boldea	2024	—	26,734	$197.68	2/15/2034	5,275	(3)	$1,191,652	10,277	(4)	$2,321,484
	2023	5,951	17,854	199.60	2/9/2033	4,966	(7)	1,121,757	9,761	(6)	2,204,865
	2022	17,594	17,593	171.73	10/2/2032	7,079	(14)	1,599,043
	2022	—	—	—	—	8,894	(10)	2,009,043
	Total	23,545	62,181			26,214		5,921,495	20,038		4,526,349
James Currier	2024	—	22,316	$197.68	2/15/2034	4,403	(3)	$994,658	8,579	(4)	$1,937,876
	2023	5,138	15,414	193.88	7/31/2033	4,127	(15)	932,356	8,772	(6)	1,981,549
	2023	930	2,789	194.31	2/22/2033	774	(16)	174,862
	2022	2,162	2,162	189.72	2/10/2032	748	(17)	169,051
	2022	—	—	—	—	1,870	(18)	422,506
	2021	2,181	727	202.72	2/11/2031	—		—
	2020	3,893	—	180.92	2/13/2030	739	(19)	167,006

2025 NOTICE AND PROXY STATEMENT |	75

EXECUTIVE COMPENSATION TABLES

		Option Awards(1)				Stock Awards
Name	Grant Year	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)	Number of Unearned Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
	2019	2,520	—	154.22	2/25/2029	656	(20)	148,090
	2018	1,671	—	148.79	2/26/2028	—		—
	Total	18,495	43,408			13,319		3,008,530	17,351	3,919,425
(1)Stock option grants vest in four installments at the rate of 25% per year beginning on the first anniversary of the date of grant.
(2)Market value determined using the closing market price of $225.89 per share of common stock on December 31, 2024.
(3)2024 RSU grants will vest 33% on each of February 16, 2026, and February 16, 2027, with the remaining RSUs vesting on February 16, 2028. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(4)Represents PSUs issued under the 2024–2026 Performance Plan. Actual payout will be based on final performance against plan metrics for the full three-year cycle. The number of PSUs reflected in the table includes dividend equivalents applied on the target number of shares through December 31, 2024, which were reinvested as additional unvested PSUs that will vest on the same basis as the underlying PSUs to which they relate.
(5)2023 RSU grant will vest 33% on each of June 1, 2025, and June 1, 2026, with the remaining RSUs vesting on June 1, 2027. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(6)Represents PSUs issued under the 2023–2025 Performance Plan. Actual payout will be based on final performance against plan metrics for the full three-year cycle. The number of PSUs reflected in the table includes dividend equivalents applied on the target number of shares through December 31, 2024, which were reinvested as additional unvested PSUs that will vest on the same basis as the underlying PSUs to which they relate.
(7)2023 RSU grants will vest 33% on each of February 10, 2025, and February 10, 2026, with the remaining RSUs vesting on February 10, 2027. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(8)A portion of these 2022 RSU grants vested on July 28, 2024. The remaining RSUs will vest 49% on July 28, 2026, and 51% on July 28, 2028. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(9)A portion of these 2022 RSU grants vested on February 11, 2024. The remaining RSUs will vest 49% on February 11, 2026, and 51% on February 11, 2028. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(10)Represents PSUs issued under the 2022–2024 Performance Plan based on final MDCC approved payout for the full three-year cycle. The number of PSUs reflected in the table includes dividend equivalents applied on the target number of shares through December 31, 2024, which were reinvested as additional unvested PSUs that will vest on the same basis as the underlying PSUs to which they relate.
(11)A portion of these 2021 RSU grants vested on February 12, 2023. The remaining RSUs will vest 49% on February 12, 2025, and 51% on February 12, 2027. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(12)A portion of these 2020 RSU grants vested on February 14, 2022, and February 14, 2024. The remaining RSUs will vest on February 14, 2026. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(13)A portion of these 2019 RSU grants vested on February 26, 2021, and February 26, 2023. The remaining RSUs will vest on February 26, 2025. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(14)Mr. Boldea received two RSU grants on October 3, 2022. A portion of the first award vested on October 3, 2024. The remaining portion of this award (2,085 RSUs as of December 31, 2024) will vest 49% on October 3, 2026, and 51% on October 3 2028. A portion of the second award vested on each of October 3, 2023, and October 3, 2024. The remaining portion of this award (4,993 RSUs as of December 31, 2024) will vest on October 3, 2025. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(15)2023 RSU grant will vest 33% on each of August 1, 2025, and August 1, 2026, with the remaining RSUs vesting on August 1, 2027. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(16)2023 RSU grant will vest 100% on February 26, 2026. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(17)2022 RSU grant will vest 100% on February 11, 2025. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(18)A portion of these RSUs vested on February 11, 2023. The remaining RSUs will vest 49% on February 11, 2025, and 51% on February 11, 2027. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(19)A portion of these RSUs vested on July 30, 2022. The remaining RSUs will vest 49% on July 30, 2024, and 51% on July 30, 2026. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.
(20)A portion of these RSUs vested on July 25, 2021, and on July 25, 2023. The remaining RSUs will vest on July 25, 2025. The number of RSUs reflected in the table includes dividend equivalents applied through December 31, 2024, which were reinvested as additional unvested RSUs that will vest based on the same vesting schedule as the RSUs to which they relate.

76	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
OPTION EXERCISES AND STOCK VESTED — FISCAL YEAR 2024

	Option Awards			Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise(1)		Value Realized on Exercise(2)	Number of Shares Acquired on Vesting(3)		Value Realized on Vesting(4)
Mr. Kapur	—		$—	11,796	(5)	$2,383,347
Mr. Lewis	51,319	(6)	4,649,091	19,554	(7)	3,952,830
Ms. Madden	—		—	21,389	(8)	4,316,607
Mr. Boldea	—		—	10,958	(9)	2,220,175
Mr. Currier	—		—	1,199	(10)	239,623
(1)Represents the total number of stock options exercised during 2024 before the sale of option shares to cover the option exercise price, transaction costs, and applicable taxes.
(2)Represents “in the money” value of stock options at exercise calculated as the difference between the market price at exercise and the exercise price, multiplied by the total number of options exercised. The individual totals may include multiple exercise transactions during the year. Under Honeywell’s Stock Ownership Guidelines, an officer must hold after-tax net gain shares from an options exercise for at least one year before they can be sold (waived upon retirement).
(3)Represents the total number of RSUs and PSUs that vested during 2024 before share withholding for taxes and transaction costs.
(4)Represents the total value of RSUs and PSUs at the vesting. The individual totals may include multiple vesting transactions during the year. RSUs are calculated at the average of the high and low share price of one share of common stock on the day of vesting multiplied by the total number of units that vested. PSUs are paid 50% as cash and 50% as shares; Cash value is calculated using the closing price of December 31, 2024, and the value of shares is calculated at the average of the high and low share price upon payout on 2/15/2024. Under Honeywell's Stock Ownership Guidelines, an officer must hold after-tax net shares from an RSU or PSU vesting for at least one year before they can be sold (waived upon retirement).
(5)Upon the vesting of RSUs, after withholding shares to cover applicable taxes, a total of 641 net shares were retained. Upon the vesting of PSUs, 4,805 shares were settled in cash, and 2,670 net shares were retained after withholding shares to cover applicable taxes. Net shares must be held for at least one year before they can be sold.
(6)Relates to stock options originally granted in February 2016 and February 2017 with a 10-year term that would have expired in 2026 and 2027, respectively, if not exercised.
(7)Upon the vesting of RSUs, after withholding shares to cover applicable taxes, a total of 1,391 net shares were retained. Upon the vesting of PSUs, 8,497 shares were settled in cash, and 4,722 net shares were retained after withholding shares to cover applicable taxes. Net shares must be held for at least one year before they can be sold.
(8)Upon the vesting of RSUs, after withholding shares to cover applicable taxes, a total of 2,406 net shares were retained. Upon the vesting of PSUs, 8,497 shares were settled in cash, and 4,722 net shares were retained after withholding shares to cover applicable taxes. Net shares must be held for at least one year before they can be sold.
(9)Upon the vesting of RSUs, after withholding shares to cover applicable taxes, a total of 6,644 net shares were retained. Net shares must be held for at least one year before they can be sold.
(10)Upon the vesting of RSUs, after withholding shares to cover applicable taxes, a total of 687 net shares were retained. Net shares must be held for at least one year before they can be sold.

2025 NOTICE AND PROXY STATEMENT |	77

EXECUTIVE COMPENSATION TABLES
PENSION BENEFITS
The following table provides summary information about the pension benefits that have been earned by the Company’s Named Executive Officers (NEOs) under two pension plans, the Honeywell International Inc. Supplemental Executive Retirement Plan (SERP) and the Honeywell International Inc. Retirement Earnings Plan (REP):
Pension Benefits — Fiscal Year 2024

Named Executive Officer	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefits(1)
Vimal Kapur	REP	10.5	$196,007
	SERP	10.5	1,236,775
	Total		1,432,782
Gregory P. Lewis	REP	18.0	336,800
	SERP	18.0	1,723,516
	Total		2,060,316
Anne T. Madden	REP	28.5	532,603
	SERP	28.5	2,876,949
	Total		3,409,552
Lucian Boldea	REP	—	—
	SERP	—	—
	Total		—
James Currier	REP	18.3	342,321
	SERP	18.3	452,614
	Total		794,935
(1)The present value of the accumulated retirement benefit for each Named Executive Officer is calculated as the lump sum available from the retirement earnings formula at December 31, 2024, using a 5.57% discount rate and projected PRI-2012 mortality.
The SERP and REP benefits depend on the length of each Named Executive Officer’s employment with Honeywell (and companies that have been acquired by Honeywell). This information is provided in the table above under the column titled “Number of Years of Credited Service.” The column in the table above titled “Present Value of Accumulated Benefits” represents a financial calculation that estimates the cash value today of the full pension benefit that has been earned by each Named Executive Officer. It is based on various assumptions, including assumptions about how long each Named Executive Officer will live and future interest rates. Additional details about the pension benefits for each Named Executive Officer include:
•The REP is a tax-qualified pension plan in which a large portion of Honeywell’s U.S. employees participate.
•The REP complies with tax requirements applicable to broad-based pension plans, which impose dollar limits on the amount of benefits that can be provided. As a result, the pensions that can be paid under the REP for higher-paid employees represent a much smaller fraction of current income than the pensions that can be paid to less highly paid employees. We make up for this difference, in part, by providing supplemental pensions through the SERP.
•All SERP benefits will be paid in a lump sum on the first day of the first month that begins following the 105th day after the officer’s separation from service (as that term is defined in Internal Revenue Code Section 409A), subject to further payment delay that may be required by Internal Revenue Code Section 409A relating to specified employees.
•Mr. Boldea was not eligible to receive a pension benefit from Honeywell based on his hire date and, therefore, he does not participate in the REP or the SERP.

78	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
PENSION BENEFIT CALCULATION FORMULAS
Within the REP and the SERP, a variety of formulas are used to determine pension benefits. Different benefit formulas apply for different groups of Company employees for historical reasons. The explanation below describes the formulas that are used to determine the amount of pension benefits for each of the Company’s participating Named Executive Officers (NEOs) under the REP and the SERP.

Name of Formula	Benefit Calculation

REP
•Lump sum equal to (1) 6% of final average compensation (annual average compensation for the five calendar years out of the previous 10 calendar years that produce the highest average) times (2) credited service.

For the REP formula, compensation includes base pay, short-term incentive compensation, payroll-based rewards and recognition, and lump sum incentives. Annual incentive compensation is included in the year paid. The amount of compensation taken into account under the REP is limited by tax rules, but the amount of compensation taken into account under the SERP is not.
The REP formula describes the pension benefits in terms of a lump sum cash payment. Participants are entitled to receive their benefits in other payment forms, including, for example, joint and survivor annuities. However, the value of each available payment form is the same.
The table below describes which formulas are applicable to each of our NEOs.

Name/Formula	Description of Total Pension Benefits

Vimal Kapur Total pension benefit = REP formula benefits	•Mr. Kapur's pension benefits under the REP and the SERP are determined under the REP formula.

Gregory P. Lewis Total pension benefit = REP formula benefits	•Mr. Lewis’ pension benefits under the REP and the SERP are determined under the REP formula.

Anne T. Madden Total pension benefit = REP formula benefits	•Ms. Madden’s pension benefits under the REP and the SERP are determined under the REP formula.

James Currier Total pension benefit = REP formula benefits	•Mr. Currier’s pension benefits under the REP and the SERP are determined under the REP formula.

2025 NOTICE AND PROXY STATEMENT |	79

EXECUTIVE COMPENSATION TABLES
NONQUALIFIED DEFERRED COMPENSATION — FISCAL YEAR 2024
Honeywell limits deferred compensation amounts owed to executives by having the interest rate accruing on deferrals under the Honeywell Excess Benefit Plan, the Honeywell Supplemental Savings Plan (the SS Plan), and the Honeywell Deferred Incentive Plan (the DIC Plan) be a rate that changes annually based on the Company’s 15-year cost of borrowing, and requiring payment of the SS Plan or DIC Plan deferrals to begin shortly after termination of employment in a lump sum unless the participant leaves the Company after reaching retirement (age 55 with 10 years of service). In addition, cash dividend equivalents on vested deferred RSUs cannot be deferred, and dividend equivalents on unvested RSUs are reinvested in additional RSUs and subject to the same vesting schedule as the underlying RSUs.

Named Executive Officer	Plan	Executive Contributions in Last FY(3)	Registrant Contributions in Last FY(1)(3)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(3)
Vimal Kapur	SS Plan(1)	$482,327	$84,754	$131,238	—	$2,350,875
	DIC Plan	1,208,250	—	236,895	—	4,297,190
	Deferred RSUs(2)	—	—	—	—	—
	Total	1,690,577	84,754	368,133	—	6,648,064
Gregory P. Lewis	SS Plan(1)	154,454	45,917	98,716	—	1,532,614
	DIC Plan	—	—	8,010	—	138,956
	Deferred RSUs(2)	—	—	—	—	—
	Total	154,454	45,917	106,726	—	1,671,570
Anne T. Madden	SS Plan(1)	283,712	42,588	390,311	—	5,587,879
	DIC Plan	1,076,500	—	640,582	—	11,279,468
	Deferred RSUs(2)	—	—	714,063	—	8,688,807
	Total	1,360,212	42,588	1,744,957	—	25,556,154
Lucian Boldea	SS Plan(1)	202,573	37,749	22,311	—	450,404
	DIC Plan	195,040	—	10,077	—	205,117
	Deferred RSUs(2)	—	—	—	—	—
	Total	397,613	37,749	32,388	—	655,521
James Currier	SS Plan(1)	37,523	32,833	9,248	—	143,531
	DIC Plan	—	—	—	—	—
	Deferred RSUs(2)	—	—	—	—	—
	Total	37,523	32,833	9,248	0	143,531
All deferred compensation amounts, regardless of the plan, are unfunded and unsecured obligations of the Company and are subject to the same risks as any of the Company’s general obligations.
(1)For SS Plan deferrals, the Company's matching contributions are credited annually no later than the following January 31st if the Named Executive Officer was actively employed or on a disability leave of absence as of December 15th. The value of registrant contributions in the last fiscal year for the SS Plan includes annual matching contributions that were credited to the Named Executive Officers in January 2025 for the 2024 year.
(2)The value of executive contributions in the last fiscal year is calculated by multiplying the number of deferred RSUs that vested in 2024 by the closing price of a share of common stock on the vesting date (or the next business day following the vesting date). The value of the aggregate balance at the last fiscal year is calculated by multiplying the total number of vested, deferred RSUs on December 30, 2024, by the closing price of a share of common stock on December 31, 2024 ($225.89). This column reflects the following for Ms. Madden: 35,431 in deferred units including dividend reinvestment units and $685,273 in cash.
(3)The following table details the extent to which amounts reported in the contributions and earnings columns are reported in the Summary Compensation Table and amounts reported in the aggregate balance column were reported in the Summary Compensation Table for previous years. In the table above, for the SS Plan, the “Aggregate Earnings in Last FY” column includes interest credits and changes in the value of the Company Common Stock Fund. The value of the Company Common Stock Fund increases or decreases in accordance with the Company’s stock price and the reinvestment of dividends. In the table above, for the deferred RSUs, the “Aggregate Earnings in Last FY” column includes dividend equivalent credits and any increase (or decrease) in the Company’s stock price:

NEO	Executive Contributions in SCT	Registrant Contributions in SCT	Earnings in SCT	Portion of Aggregate Balance Included in Prior SCTs
Vimal Kapur	$482,327	$84,754	$58,195	$2,569,166
Gregory P. Lewis	154,454	45,917	11,486	867,854
Anne T. Madden	283,712	42,588	176,885	6,932,610
Lucian Boldea	202,573	37,749	4,608	416,677
James Currier	37,523	32,833	6,150	37,745

80	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
HONEYWELL EXCESS BENEFIT PLAN AND HONEYWELL SUPPLEMENTAL SAVINGS PLAN
The Supplemental Savings Plan allows Honeywell executives, including the NEOs, to defer the portion of their annual base salary that cannot be contributed to the Company’s tax-qualified 401(k) plan due to the annual deferral and compensation limits imposed by the Internal Revenue Code and/or up to an additional 25% of base annual salary for the plan year.
To the extent amounts were not already matched on a similar basis under the Company’s 401(k) plan, Honeywell matched deferrals posted to the SS Plan at the rate of 87.5% on the first 8% of eligible pay. Matching contributions are always vested and are credited on an annual basis if the participant was actively employed or on a disability leave of absence as of December 15, 2024.
Interest Rate. Participant deferrals for the 2005 plan year and later are credited with a rate of interest, compounded daily, based on the Company’s 15-year cost of borrowing. The rate is subject to change annually, and for 2024, this rate was 5.91%. Participant deferrals for the 2004 plan year and earlier are credited with a rate of interest, compounded daily, that was set by the Management Development and Compensation Committee (MDCC) before the beginning of each plan year and is fixed until the deferral is distributed. Prior to the 2005 plan year, the MDCC would set the rate at an above-market rate to retain executives. Above-market interest credited on SS Plan deferrals and reflected in the Summary Compensation Table on page 72 includes the difference between market interest rates determined by SEC rules and the interest credited under the SS Plan. Matching contributions are treated as invested in common stock. Dividends are treated as reinvested in additional shares of common stock.
Distribution. Amounts deferred for the 2005 plan year and later will be distributed in a lump sum in January of the year following the termination of the participant’s active employment. For the 2020 plan year and later, a participant can elect to receive five, 10, or 15 installments in lieu of the lump sum payment, which election will take effect only if the participant terminates employment after reaching age 55 with 10 years of service; for the 2006 to 2019 plan years, a participant could elect up to 10 installments under the same terms.
Except in hardship circumstances, amounts deferred for the 2004 plan year and earlier will be distributed either in January of any subsequent year or in January of the year following termination of employment, as elected by the participant. The participant could elect to receive distributions in a lump sum or up to 15 annual installments.
Participant deferrals to the SS Plan are distributed in cash only. Matching contributions are distributed in shares of Honeywell common stock.
Amounts deferred for the 2005 plan year and later cannot be withdrawn before the distribution date for any reason. Amounts deferred for the 2004 plan year and earlier may be withdrawn before the distribution date if a hardship exists or the participant requests an immediate withdrawal subject to a penalty of 6%.
HONEYWELL SALARY AND INCENTIVE AWARD DEFERRAL PLAN FOR SELECTED EMPLOYEES
The Honeywell DIC Plan allows Honeywell executives, including the NEOs, to defer all or a portion of their annual cash incentive compensation.
Interest Rate. Beginning in 2005, deferrals are credited with a rate of interest, based on Honeywell’s 15-year borrowing rate, which is set annually at the beginning of the year (5.91% for 2024). Amounts deferred for the 2004 plan year and earlier are credited with a rate of interest, compounded daily, that was set by the MDCC before the beginning of each plan year and is fixed until the deferral is distributed. Prior to the 2005 plan year, the MDCC would set the total rate at an above-market rate to retain executives. Above-market interest credited on DIC Plan deferrals and reflected in the Summary Compensation Table on page 72 includes the difference between market interest rates determined by SEC rules and the interest credited under the DIC Plan.
Distribution. Amounts deferred for the 2006 plan year and later will be distributed in a lump sum in January of the year following the termination of the participant’s active employment. For the 2020 plan year and later, a participant can elect to receive five, 10, or 15 installments in lieu of the lump sum payment, which election will take effect only if the participant terminates employment after reaching age 55 with 10 years of service; for the 2006 to 2019 plan years, a participant could elect up to 10 installments under the same terms.
Except in hardship circumstances (if permitted), amounts deferred for the 2005 plan year and earlier will be distributed either in January of any year three years after the compensation was earned or in January of the year following termination of the participant’s employment, as elected by the participant. The participant could elect to receive non-hardship distributions in a lump sum or up to 15 annual installments.
Amounts deferred for the 2002 plan year and later cannot be withdrawn before the distribution date for any reason. Amounts deferred for the 2001 plan year and earlier may be withdrawn before the distribution date if a hardship exists or the participant requests an immediate withdrawal subject to a penalty that ranges from 0% to 6% and that is based on the 10-year Treasury bond rate at the beginning of the calendar quarter.

2025 NOTICE AND PROXY STATEMENT |	81

EXECUTIVE COMPENSATION TABLES
DEFERRAL OF RSUs
The NEOs may defer the receipt of up to 100% of certain RSUs upon vesting based on an election made at the time of grant. The executive may defer payment to:
•A specific year after the vesting year; or
•The year following the executive’s termination of active employment.
The executive can also choose to receive payment in a lump sum or up to 15 annual installments and can also elect at the time of grant to accelerate the form and timing of payment following a Change in Control to a lump sum paid no later than 90 days following the change in control. Cash dividend equivalents on deferred RSUs (determined at the same rate as a regular share of common stock) are converted to additional deferred RSUs as of the dividend payment date and are subject to the same payment schedule and restrictions as the underlying deferred RSUs. For grants made before July 2004, an executive could also defer dividend equivalents in cash and such amounts are credited with interest at a 10% rate, compounded daily, until payment. The practice of deferring dividend equivalents in cash ended in July 2004. Ms. Madden is the only NEO with legacy deferred RSU awards under these prior provisions. Above-market interest related to Ms. Madden's deferred RSU dividend equivalents is included on the Summary Compensation Table as the difference between market interest rates determined by SEC rules and the 10% interest credited by the Company on her pre-July 2004 grants, the terms of which cannot be amended.
UNVESTED DIVIDEND EQUIVALENTS
Cash dividend equivalents on unvested RSUs (determined at the same rate as a regular share of common stock) are converted to additional unvested RSUs as of the dividend payment date and are subject to the same vesting schedule and restrictions as the underlying RSUs.
The terms of the SERP Plan, the SS Plan, the DIC Plan, the deferred RSUs, and the unvested dividend equivalents are subject to the requirements of, and regulations and guidance published by, Section 409A of the Internal Revenue Code.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
This section describes the benefits payable to our NEOs in two circumstances:
•Termination of Employment
•Change in Control (CIC)
The transactions described under Proposal No. 4 of this Proxy Statement regarding the Liability Management Reorganization will not constitute a change in control under any of these arrangements and will not otherwise result in additional compensation (present, deferred, or contingent) to any of the NEOs or directors.
SENIOR SEVERANCE PLAN
These benefits are determined primarily under a plan that we refer to as our Senior Severance Plan. In addition to the Senior Severance Plan, other of our benefits plans, such as our annual incentive compensation plan, also have provisions that impact these benefits.
These benefits ensure that our executives are motivated primarily by the needs of the businesses for which they are responsible, rather than circumstances that are outside the ordinary course of business, i.e., circumstances that might lead to the termination of an executive’s employment or that might lead to a CIC of the Company. Generally, this is achieved by assuring our NEOs that they will receive a level of continued compensation if their employment is adversely affected in these circumstances, subject to certain conditions. We believe that these benefits help ensure that affected executives act in the best interests of our shareowners, even if such actions are otherwise contrary to their personal interests. This is critical because these are circumstances in which the actions of our NEOs may have a material impact upon our shareowners. Accordingly, we set the level and terms of these benefits in a way that we believe is necessary to obtain the desired results. The level of benefit and the rights to benefits are determined by the type of termination event, as described below. We believe that these benefits are generally in line with current market practices and are particularly important as we do not maintain employment agreements with our NEOs.
Benefits provided under the Senior Severance Plan are conditioned on the executive executing a full release of claims and certain non-competition and non-solicitation covenants in favor of the Company. The right to continued severance benefits under the plan ceases in the event of a violation of such covenants. In addition, we would seek to recover severance benefits already paid to any executive who violates such restrictive covenants.

82	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
In the case of a CIC, severance benefits are payable only if both parts of the “double trigger” are satisfied. That is, (i) there must be a CIC of our Company, and (ii)(A) the NEO must be involuntarily terminated other than for cause, or (ii)(B) the NEO must initiate the termination of his own employment for good reason. Similarly, the Company also amended its stock incentive plan in 2014 to eliminate automatic single-trigger vesting of all new equity and Performance Plan Unit awards that are rolled-over upon a CIC.
SUMMARY OF BENEFITS — TERMINATION EVENTS
The following table summarizes the termination of employment and CIC benefits payable to our NEOs. None of these termination benefits are payable to NEOs who voluntarily resign (other than voluntary resignations for good reason after a CIC) or whose employment is terminated by us for cause. The information in the table below assumes, in each case, that termination of employment occurred on December 31, 2024. Pension and non-qualified deferred compensation benefits, which are described elsewhere in this Proxy Statement, are not included in the table below in accordance with applicable SEC rules, even though they may become payable upon the occurrence of the events specified in the table. The effect of a termination of employment or CIC on outstanding stock options, RSUs, and PSUs is described in the section below entitled “Impact on Equity-Based Awards”:

Payments and Benefits	Named Executive Officer	Termination by the Company Without Cause	Death	Disability	Change in Control — No Termination of Employment	Change in Control — Termination of Employment by Company Without Cause, by NEO for Good Reason, or Due to Disability
Cash Severance	Mr. Kapur	$13,200,000	$—	$—	$—	$13,200,000
(Base Salary + Bonus)	Mr. Lewis	3,048,000	—	—	—	4,064,000
	Ms. Madden	2,904,000	—	—	—	3,872,000
	Mr. Boldea	2,544,000	—	—	—	3,392,000
	Mr. Currier	1,540,000	—	—	—	3,080,000
ICP	Mr. Kapur	—	—	—	2,915,508	2,915,508
(Year of Termination)	Mr. Lewis	—	—	—	970,800	970,800
	Ms. Madden	—	—	—	1,020,100	1,020,100
	Mr. Boldea	—	—	—	666,600	666,600
	Mr. Currier	—	—	—	840,100	840,100
Benefits and Perquisites	Mr. Kapur	20,416	—	—	—	20,416
	Mr. Lewis	15,710	—	—	—	20,936
	Ms. Madden	15,586	—	—	—	20,717
	Mr. Boldea	13,869	—	—	—	18,477
	Mr. Currier	14,434	—	—	—	19,230
All Other Payments/Benefits	Mr. Kapur	62,944	—	—	—	62,944
	Mr. Lewis	—	—	—	—	—
	Ms. Madden	—	—	—	—	174,262
	Mr. Boldea	—	—	—	—	—
	Mr. Currier	—	273,422	273,422	—	273,422
Total	Mr. Kapur	13,283,360	—	—	2,915,508	16,135,924
	Mr. Lewis	3,063,710	—	—	970,800	5,055,736
	Ms. Madden	2,919,586	—	—	1,020,100	5,087,079
	Mr. Boldea	2,557,869	—	—	666,600	4,077,077
	Mr. Currier	1,554,434	273,422	273,422	840,100	4,212,752

2025 NOTICE AND PROXY STATEMENT |	83

EXECUTIVE COMPENSATION TABLES
EXPLANATION OF BENEFITS — TERMINATION EVENTS
The following describes the benefits that are quantified in the table above assuming the event occurred on December 31, 2024. In regard to each portion of the benefit, the benefits that are paid in the context of a CIC are, except as noted, the same as the benefits paid other than as a result of a CIC.

Benefit/Event	Amount and Terms of Payments (Other Than Upon a Change in Control)	Change in Control Provisions

Severance Benefits — Cash Payment Involuntary termination without cause; CIC termination without cause or by an NEO for good reason.
•Three years of base salary and bonus for Mr. Kapur, 18 months for Ms. Madden and Messrs. Boldea and Lewis, and 12 months for Mr. Currier.
•Paid periodically, in cash.
•Bonus is equal to target percentage of base salary.

•Three years of base salary and bonus for Mr. Kapur, and two years of base salary and bonus for the Other NEOs.
•Amounts are paid in a lump sum within 60 days following the later of the date of termination or the CIC date.

Annual Bonus for the Year of Termination — Cash Payment Annual ICP Plan bonus is payable to NEOs for the year in which a CIC occurs.	•N/A
•Based on achievement of pre-established ICP goals and the MDCC’s assessment of other relevant criteria, for the stub period ending on the CIC (as defined in the ICP Plan) date, prorated through the CIC date.
•Paid in cash at the time ICP awards are typically paid to Honeywell executives for the year in which a CIC occurs, but only if the employee is actively employed on the payment date, has been involuntarily terminated other than for cause, or has terminated employment for good reason.

Certain Benefits and Perquisites Termination of employment without cause, CIC, or voluntary termination of employment for good reason.	•Basic life insurance coverage is continued at Honeywell’s cost for the severance period. •Medical and dental benefits are continued during the severance period at active employee contribution rates.	•Basic life insurance coverage is continued at Honeywell’s cost for the severance period. •Medical and dental benefits are continued during the severance period at active employee contribution rates.

Other Payments/Benefits
•In the case of involuntary termination by the Company without cause, service credit for pension is provided during the first 12 months of the severance period.
•Upon death or disability, Performance Plan cash units are paid on a pro rata basis at target for incomplete performance periods, and based on the actual earned award for completed performance cycles (Mr. Currier only).

•If employment is terminated upon CIC, service credit for pension purposes during the first 12 months of the severance period. Additional three years of age and service for Ms. Madden under pre-2007 Corporate CIC Severance Plan provisions.
•If employment is terminated upon CIC, Performance Plan cash units are paid on a pro rata basis at target for incomplete performance periods, and based on the actual earned award for completed performance cycles (Mr. Currier only).

NO EXCISE TAX GROSS-UPS
U.S. tax laws may impose an excise tax on employees who receive benefits in connection with a CIC in certain circumstances and subject to certain conditions. The Company does not provide for excise tax gross-ups.

84	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
IMPACT ON EQUITY-BASED AWARDS
This section describes the impact of a termination of employment or a CIC on outstanding stock options, RSUs, and Performance Plan Stock Units (PSUs) held by our NEOs. Additional information about these awards is included in the Outstanding Equity Awards Table on page 75 of this Proxy Statement.
The table below shows the values of in-the-money outstanding unvested stock options, RSUs, and PSUs(1) held by our NEOs as of December 31, 2024, based on the closing price of a share of common stock ($225.89) as reported on the Nasdaq on that date. These awards are scheduled to vest and to expire on various dates in the future. As described below, the vesting of these awards will be accelerated upon death, disability, or a qualifying termination of employment following a CIC. Equity awards do not automatically vest upon a CIC to the extent assumed or replaced by the successor in the transaction. In addition, stock options will remain outstanding for different periods depending on the circumstances. The value to an NEO of these provisions depends on the vesting period and remaining terms of the awards.

Named Executive Officer	In-the-Money Value of Unvested Stock Options	Unvested RSUs	Unvested PSUs(1)
Mr. Kapur	$5,193,717	$8,147,501	$6,362,386
Mr. Lewis	1,965,148	5,124,469	4,967,133
Ms. Madden	2,825,451	4,685,711	2,872,725
Mr. Boldea	2,176,385	3,912,452	2,243,738
Mr. Currier	1,306,057	3,008,530	1,966,991
(1)Includes the portion of unvested PSUs that would vest upon death, disability, or a qualifying termination upon Change in Control when awards are rolled over or replaced by a successor.
TERMINATION OR CIC IMPACT ON OUTSTANDING AWARDS
Treatment of outstanding stock plan awards following termination of employment depends on the plan under which the awards were granted, as follows:

Plan	Treatment of Stock Options, RSUs, and PSUs

2011 Stock Incentive Plan of Honeywell International Inc. and Its Affiliates
•RSUs become vested in full upon death or disability.
•Following termination of employment, unless otherwise agreed by the Company pursuant to the terms of the plan, participants (or their beneficiaries) have until the earlier of the original expiration date or the following period in which to exercise vested options:
•Three (3) years in the event of death, disability, or a voluntary or involuntary termination (other than for cause) after qualifying for “early retirement” (age 55 and 10 years of service) or “full retirement” (age 60 and 10 years of service).
•One (1) year in the case of any other involuntary termination without cause; and
•Thirty (30) days in the case of a voluntary termination.
•These rules are hereinafter referred to as the “2011 Stock Plan Exercise Rules.”
•Unvested stock options and RSUs do not automatically vest upon a CIC if rolled over or replaced by the successor. Following a CIC, vesting shall only occur if a participant’s employment is terminated, either by the successor without cause or by the participant for good reason (that is, “double trigger” vesting), within two years following a CIC. These rules are hereinafter referred to as the “Double Trigger CIC Rules.”

2016 Stock Incentive Plan of Honeywell International Inc. and Its Affiliates
•The Double Trigger CIC Rules apply to unvested stock options and RSUs under this plan. Double trigger vesting also applies to PSUs awarded under this plan where the awards are rolled over or replaced by the successor, with vesting on a pro rata basis at target for incomplete performance periods, and based on the actual earned award for completed performance cycles, and paid within 90 days of a participant’s termination of employment, either by the successor without cause or by the participant for good reason (that is, “double trigger” vesting), within two years following a CIC. RSU and PSU awards that are not rolled over or replaced by the successor vest immediately upon the CIC.
•The 2011 Stock Plan Exercise Rules apply to vested stock options under this plan.
•There is no acceleration of vesting of awards upon reaching retirement age. Unvested RSUs and a prorated amount of a PSU award are paid upon a termination due to death or disability. Unvested stock options vest upon a termination due to death or disability.

2025 NOTICE AND PROXY STATEMENT |	85

EXECUTIVE COMPENSATION TABLES
DEFINED TERMS USED IN THIS SECTION
As used in the Company’s plans, the following terms are assigned the meanings summarized below.

Term	Summary of Definition

Change in Control
•The acquisition of 30% or more of the Company's common stock;
•The purchase of all or part of the common stock pursuant to a tender offer or exchange offer;
•A merger where Honeywell does not survive as an independent, publicly owned corporation;
•A sale of substantially all of Honeywell’s assets; or
•A substantial change in Honeywell’s Board over a two-year period.
•Additionally, under the Senior Severance Plan, any event that the MDCC, in its discretion, determines to be a Change in Control for purposes of that plan; provided that under the 2011 or 2016 Stock Incentive Plan, each of the events described above would only be a Change in Control if it constitutes a “change in control event” within the meaning of United States Department of Treasury Regulation §1.409A-3(i)(5)(i).

Termination for Cause
•Clear and convincing evidence of a significant violation of the Company’s Code of Business Conduct;
•The misappropriation, embezzlement, or willful destruction of Company property of significant value;
•The willful failure to perform, gross negligence, or intentional misconduct of significant duties that results in material harm to the business of the Company;
•The conviction (treating a nolo contendere plea as a conviction) of a felony (whether or not any right to appeal has been or may be exercised);
•The failure to cooperate fully in a Company investigation or to be fully truthful when providing evidence or testimony in such investigation; or
•Clear and convincing evidence of the willful falsification of any financial records of the Company that are used in compiling the Company’s financial statements or related disclosures, with the intent of violating generally accepted accounting principles or, if applicable, International Financial Reporting Standards.

Termination for Good Reason
•A material diminution in the NEO’s authority, duties, or responsibilities;
•A material decrease in base compensation;
•A material reduction in the aggregate benefits available to the NEO where such reduction does not apply to all similarly situated employees;
•Any geographic relocation of the NEO’s position to a location that is more than 50 miles from his or her previous work location;
•Any action that constitutes a constructive discharge; or
•The failure of a successor to assume these obligations under the Senior Severance Plan.

86	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the individual identified as our median paid employee and the 2024 annual total compensation of Vimal Kapur, our Chairman and CEO.
As permitted by the SEC rules, the median employee utilized for the 2024 pay ratio disclosure is the same median employee identified and used for the 2023 CEO pay ratio as there were no significant changes to our employee population or employee compensation arrangements during 2024 that would result in a material change to our pay ratio disclosure.
To identify the median of the annual total compensation of all our employees, and to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates we used were as follows:
•Our median employee was identified using our global employee population as of October 31, 2023 (the "Determination Date").
•Before applying the “De Minimis Exemption” adjustment permitted under SEC rules (described below), our global population on the Determination Date consisted of approximately 118,496 individuals.

Total U.S. Employees(1)	56,557
Total Non-U.S. Employees	61,939 (no exclusions)
Total Global Workforce	118,496
(1)Total U.S. Employees includes Sandia National Laboratories and Kansas City National Security Campus workforces, which are U.S. Department of Energy facilities managed by Honeywell as a contract operator.
We applied the De Minimis Exemption adjustment to exclude a total of 5,078 employees located in jurisdictions outside the U.S. Such employees represent less than five percent of our Total Global Workforce. The countries and approximate number of Honeywell employees excluded were Algeria (61), Angola (4), Argentina (135), Azerbaijan (8), Bahrain (17), Bangladesh (2), Brazil (331), Bulgaria (182), Chile (162), Colombia (76), Croatia (6), Ecuador (5), Egypt (158), Finland (153), Hong Kong (158), Hungary (283), Indonesia (146), Japan (195), Jordan (12), Kazakhstan (111), Kenya (6), Kuwait (141), Latvia (2), Luxembourg (7), Macao (23), Morocco (116), New Zealand (206), Nigeria (9), Oman (62), Pakistan (5), Panama (4), Peru (49), Philippines (135), Portugal (31), Republic of Serbia (6), Saudi Arabia (396), South Africa (203), Spain (418), Sweden (61), Taiwan (117), Thailand (446), Tunisia (114), Turkey (211), Ukraine (27), Uruguay (4), Uzbekistan (4), and Vietnam (52).
Total Workforce for Determination of Median Employee:

Total U.S. Employees	56,557
Total Non-U.S. Employees	56,861 (excluding 5,078 employees)
Total Global Workforce	113,418
To identify the median employee from our employee population, we collected actual base salary and incentive awards paid during the 12-month period ending on the Determination Date. As permitted under SEC rules, we annualized the compensation of all newly hired permanent employees during this period. Using this methodology, our median employee was determined to be a full-time employee based in the United States.
The annual total compensation for our median employee in calendar 2024, our last completed fiscal year, was $79,090, calculated in accordance with the rules applicable to the Summary Compensation Table (SCT) of this Proxy Statement.
For 2024, the annual total compensation of the CEO for purposes of determining the CEO Pay Ratio was $18,277,193.
Based on this information, for 2024, the ratio of the annual total compensation of Mr. Kapur, our CEO, to the median of the annual total compensation of all employees was estimated to be 231 to 1.
The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported here, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

2025 NOTICE AND PROXY STATEMENT |	87

EXECUTIVE COMPENSATION TABLES
POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS
We do not schedule the grant of stock options or other equity awards in anticipation of the disclosure of material nonpublic information, and we do not schedule the disclosure of material nonpublic information based on the timing of grants of stock options or other equity awards. We have not adopted a formal policy that would require us to grant, or to avoid granting, stock options or other equity awards at certain times. In practice, however, as part of our regular annual long-term incentive (LTI) grant process, the MDCC generally has granted stock options and other equity awards to our executives at their meeting in February of each year. The full Board is responsible for determining Chairman and CEO compensation, which includes equity awards. Similarly, annual grants of equity awards to our non-employee directors (which, in years prior to 2024, included stock options) generally have been made by the Board each year in April. The dates for those MDCC and Board meetings generally are set well in advance and on a fairly consistent cadence from year to year. However, the MDCC and the Board are also authorized to grant stock options and other equity awards at other times during the year. For example, stock options and other equity awards may be, and have been, granted in connection with new hires and promotions.
Consistent with our historic grant practices for regular annual LTI awards to our executives, the Board approved the grant of stock options to our Chairman and CEO, and the MDCC approved the grant of stock options to our other named executive officers, with a grant date of February 16, 2024, which was the date that we filed our annual report on Form 10-K for the 2023 fiscal year, and approximately two weeks after we issued the earnings release announcing our 2023 fourth quarter and full year financial results. We are providing the following information relating to stock options granted to our named executive officers during fiscal year 2024, as required by SEC rules.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($)	Grant Date Fair Value of the Award ($)	Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information (%)
Vimal Kapur	2/16/2024	85,100	$197.68	$3,250,820	(0.5)
Gregory Lewis	2/16/2024	39,267	197.68	1,499,999	(0.5)
Anne T. Madden	2/16/2024	32,624	197.68	1,246,237	(0.5)
Lucian Boldea	2/16/2024	26,734	197.68	1,021,239	(0.5)
James Currier	2/16/2024	22,316	197.68	852,471	(0.5)

88	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows pay both as reported in the Summary Compensation Table (Summary Comp Table Total) for the applicable fiscal year and as “compensation actually paid” (CAP) for our principal executive officer(s) (PEO) and as an average of all of our other named executive officers (Non-PEO NEOs) for the applicable fiscal year. Both Summary Comp Table Total pay and CAP are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the MDCC makes executive compensation decisions, which is described in the Compensation Discussion and Analysis beginning on page 45.
The table below also shows (i) Honeywell’s cumulative total shareholder return (TSR), (ii) the TSR of the Nasdaq Industrial Select Sector Index (XLI), which we have used as our peer group for purposes of this table, (iii) Honeywell’s net income for the applicable fiscal year, and (iv) Honeywell’s performance with respect to a company-selected measure (CSM), which in our assessment represents the single most important financial performance metric used to link compensation actually paid to our NEOs for the most recently completed fiscal year to Honeywell’s performance. We selected segment margin as the CSM for the 2024 fiscal year.

							Value of Initial Fixed $100 Investment Based on:			CSM: Segment Margin (i)
Year (a)	Summary Comp Table Total for PEO — Kapur (b)(1)	Comp Actually Paid to PEO — Kapur (c)(2),(3),(4)	Summary Comp Table Total for PEO — Adamczyk (b)(1)	Comp Actually Paid to PEO — Adamczyk (c)(2),(3),(5)	Avg. Summary Comp Table for Non-PEO NEOs (d)(1)	Avg. Comp Actually Paid to Non-PEO NEOs (e)(2),(3),(6)	Total Shareholder Return ($)(f)	Peer Group Total Shareholder Return (Composite) (g)	Net Income (in millions) (h)
2024	$18,277,193	$21,623,963	$—	$—	$6,741,799	$7,708,705	$141.53	$175.73	$5,740	22.6%
2023	14,401,630	14,757,418	23,029,368	21,520,786	6,531,247	6,230,330	128.65	149.80	5,672	23.5%
2022	-	-	25,437,598	36,729,811	8,310,085	11,405,134	128.62	126.81	4,967	22.6%
2021	-	-	26,100,120	15,687,973	7,489,516	5,024,129	122.61	134.29	5,610	22.3%
2020	-	-	19,075,281	34,603,009	6,138,970	11,366,412	122.97	110.91	4,865	21.5%
(1)The PEO(s) and Non-PEO NEOs included in the above compensation columns reflect the following:

Year	PEO (CEO)	Non-PEO NEOs
2024	Vimal Kapur	Gregory P. Lewis, Anne T. Madden, Lucian Boldea, James Currier
2023	Vimal Kapur, Darius Adamczyk	Gregory P. Lewis, Anne T. Madden, Lucian Boldea, James Currier
2022	Darius Adamczyk	Gregory P. Lewis, Anne T. Madden, Vimal Kapur, Lucian Boldea
2021	Darius Adamczyk	Gregory P. Lewis, Anne T. Madden, Que Thanh Dallara, Michael R. Madsen
2020	Darius Adamczyk	Gregory P. Lewis, Anne T. Madden, Rajeev Gautam, John F. Waldron
(2)Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for RSU awards, including reinvested dividend equivalent units, closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price, (2) for PSU awards (excluding TSR portion of the PSU award), the same valuation methodology as RSU awards above except year-end and vesting date values are multiplied by the forecasted performance factor as of each such date, and include reinvested dividend equivalent units, (3) for the TSR-based portion of the PSU awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) or, in the case of vesting date, the actual vesting price and performance factor, and (4) for stock options, the fair value calculated by a Black-Scholes model as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair values but using the closing stock price on the applicable revaluation date as the current market price, and in all cases based on volatility, dividend rates, and risk free rates determined as of the revaluation date.
(3)For the portion of “Compensation Actually Paid” that is based on year-end stock prices, the following prices were used: for 2024: $225.89 (7.7% increase from prior year), for 2023: $209.71 (2.1% decrease from prior year), for 2022: $214.30 (2.8% increase from prior year), for 2021: $208.51 (2.0% decrease from prior year), and for 2020: $212.70 (20.2% increase from prior year).
(4)The dollar amounts reported for Mr. Kapur under “Compensation Actually Paid” represent the amount of “compensation actually paid” to Mr. Kapur, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Kapur during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Kapur's compensation for each year to determine the compensation actually paid:

	PEO — Kapur ($)
	2024	2023
Total Reported in Summary Compensation Table (SCT)	$18,277,193	$14,401,630
Less, Value of Stock & Option Awards Reported in SCT	(13,027,235)	(10,040,327)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	(498,217)	(283,838)
Plus, Pension Service Cost	205,572	94,485
Plus, Year-End Value of Awards Granted in Fiscal Year that are Unvested and Outstanding	16,385,615	10,811,208
Plus, Change in Fair Value of Prior Year Awards that are Outstanding and Unvested	830,991	467,763
Plus, FMV of Awards Granted this Year and that Vested this Year	-	-
Plus, Change in Fair Value (from Prior Year-End) of Prior Year Awards that Vested this Year	(549,956)	(693,504)
Less, Prior Year Fair Value of Prior Year Awards that Failed to Vest this Year	-	-
Total Adjustments	3,346,770	355,788
“Compensation Actually Paid” to PEO — Kapur	21,623,963	14,757,418

2025 NOTICE AND PROXY STATEMENT |	89

EXECUTIVE COMPENSATION TABLES
(5)The dollar amounts reported for Mr. Adamczyk under “Compensation Actually Paid” represent the amount of “compensation actually paid” to Mr. Adamczyk, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Adamczyk during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Adamczyk’s total compensation for each year to determine the compensation actually paid:

	PEO — Adamczyk ($)
	2023	2022	2021	2020
Total Reported in Summary Compensation Table (SCT)	$23,029,368	$25,437,598	$26,100,120	$19,075,281
Less, Value of Stock & Option Awards Reported in SCT	(18,000,300)	(18,994,812)	(19,734,739)	(14,012,084)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	(515,490)	(757,453)	(608,232)	(810,840)
Plus, Pension Service Cost	59,709	189,227	337,104	302,024
Plus, Year-End Value of Awards Granted in Fiscal Year that are Unvested and Outstanding	18,914,098	22,196,690	14,602,954	22,994,843
Plus, Change in Fair Value of Prior Year Awards that are Outstanding and Unvested	2,029,201	9,053,140	(1,770,930)	11,314,396
Plus, FMV of Awards Granted this Year and that Vested this Year	-	-	-	-
Plus, Change in Fair Value (from Prior Year-End) of Prior Year Awards that Vested this Year	(3,995,801)	(394,579)	(3,238,305)	(4,260,611)
Less, Prior Year Fair Value of Prior Year Awards that Failed to Vest this Year	-	-	-	-
Total Adjustments	(1,508,582)	11,292,213	(10,412,147)	15,527,728
“Compensation Actually Paid” to PEO — Adamczyk	21,520,786	36,729,811	15,687,973	34,603,009
(6)The dollar amounts reported under Average Compensation Actually Paid for Non-PEO NEOs represent the average amount of "compensation actually paid" to the Non-PEO NEOs as a group (excluding the PEOs), as computed in accordance with Items 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the Non-PEO NEOs' total compensation for each year to determine the compensation actually paid:

	Non-PEO NEOs Average ($)
	2024	2023	2022	2021	2020
Total Reported in Summary Compensation Table (SCT)	$6,741,799	$6,531,247	$8,310,085	$7,489,516	$6,138,970
Less, Value of Stock & Option Awards Reported in SCT	(4,619,960)	(4,410,961)	(6,206,612)	(5,394,884)	(4,077,093)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	(240,762)	(228,752)	(257,602)	(151,402)	(327,288)
Plus, Pension Service Cost	79,833	61,265	44,745	82,389	92,707
Plus, Year-End Value of Awards Granted in Fiscal Year that are Unvested and Outstanding	5,811,584	4,710,290	7,905,172	3,998,779	6,691,235
Plus, Change in Fair Value of Prior Year Awards that are Outstanding and Unvested	376,031	282,769	1,771,263	(475,089)	3,704,102
Plus, FMV of Awards Granted this Year and that Vested this Year	-	-	-	-	-
Plus, Change in Fair Value (from Prior Year-End) of Prior Year Awards that Vested this Year	(439,820)	(715,527)	(161,917)	(525,181)	(856,220)
Less, Prior Year Fair Value of Prior Year Awards that Failed to Vest this Year	-	-	-	-	-
Total Adjustments	966,906	(300,916)	3,095,050	(2,465,387)	5,227,443
Average “Compensation Actually Paid” to Non-PEO NEOs	7,708,705	6,230,330	11,405,134	5,024,129	11,366,412
The six items listed below represent the most important financial performance metrics we used to determine CAP for FY2024 as further described in our Compensation Discussion and Analysis within the sections titled “Annual Incentive Compensation Plan Decisions” and “Long-Term Incentive Compensation Decisions.”

Most Important Financial Metrics
Adjusted Earnings Per Share
Average Segment Margin
Free Cash Flow
Cumulative Revenue
Average Return on Investment
Relative Total Shareholder Return

90	| 2025 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
The graphs below illustrate the relationships between, respectively, our TSR and the TSR of our peer group, CAP and our TSR, CAP and our net income, and CAP and the CSM (segment margin).
1. TSR: Company versus Peer Group
The chart below shows the Company’s TSR as well as that of our comparator index, the Nasdaq Industrial Select Sector Index (XLI), over a five-year period.
TOTAL SHAREHOLDER RETURN: HONEYWELL vs XLI
2. CAP versus TSR
As shown in the chart below, the PEO’s and average non-PEO NEOs’ CAP values are reasonably aligned with Honeywell's TSR. This is primarily due to the Honeywell’s use of Performance Shares (PSUs), NQSOs, and Restricted Stock Units (RSUs), which are tied directly to stock price and the Company’s financial performance. The higher CAP values for 2024 are reflective of annual 2024 TSR increase as of the December 31, 2024 measurement date and full year compensation for Mr. Kapur.
CAP vs HONEYWELL TSR

2025 NOTICE AND PROXY STATEMENT |	91

EXECUTIVE COMPENSATION TABLES
3. CAP versus Net Income
The charts below reflect the relationship between PEO CAP and Average Non-PEO NEOs CAP and Honeywell’s GAAP net income. The Company does not use net income to determine compensation levels, incentive plan payouts, or as a metric in our long-term incentive plans. Since long-term incentives comprise the largest portion of our NEOsʼ pay, and CAP values include multiple years of LTI awards, and only one year of annual incentives, the relationship between CAP and net income is less evident.
CAP vs NET INCOME
4. CAP versus Segment Margin
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEOs CAP and Honeywell’s segment margin for the applicable reporting year. Segment margin decreased 90 basis points (or 20 basis points excluding the strategic agreement with Bombardier) in 2024, with strength in our long cycle businesses, outpacing short cycle recovery. We consider segment margin to be the most important financial measure used to link pay to performance due to the strong correlation with long-term share price growth.
CAP vs SEGMENT MARGIN

92	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 3:
APPROVAL OF INDEPENDENT ACCOUNTANTS
The Audit Committee, which consists entirely of independent directors, is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm. The Audit Committee is recommending approval of its appointment of Deloitte & Touche LLP (Deloitte) as independent accountants for Honeywell to audit its consolidated financial statements for 2025 and to perform audit-related services. These services include reviewing our quarterly interim financial information and periodic reports and registration statements filed with the SEC and consultation in connection with various accounting and financial reporting matters. If shareowners do not approve, the Audit Committee will reconsider the appointment.
The Audit Committee, and Honeywell’s Board of Directors, believe that the continued retention of Deloitte as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareowners. Honeywell has been advised by Deloitte that it will have a representative present virtually at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.
INDEPENDENT ACCOUNTING FIRM FEES
Deloitte provided the following audit and other services during 2024 and 2023:

(In Millions of $)	2024	2023
Audit Fees	$18.65	$17.58
Annual integrated audit of the Company’s consolidated financial statements, and internal control over financial reporting, statutory audits of foreign subsidiaries, procedures over acquisitions and divestitures, attest services, and review of documents filed with the SEC.

Audit-Related Fees	9.34	1.88	Audit-related services in both 2024 and 2023 related primarily to carve out audits, consents, issuance of comfort letters, and agreed upon procedures.
Tax Fees	0.01	—	Fees related to tax compliance.
All Other Fees	0.03	0.05	Fees related to advisory and consulting services.
Total Fees	28.03	19.51
NON-AUDIT SERVICES
The Audit Committee reviews non-audit services proposed to be provided by Deloitte to determine whether they would be compatible with maintaining Deloitte’s independence. The Audit Committee has established policies and procedures for the engagement of Deloitte to provide non-audit services. Specifically:
•The Audit Committee reviews and pre-approves an annual budget for specific categories of non-audit services (that are detailed as to the particular services), which Deloitte is to be permitted to provide (those categories do not include any of the prohibited services in the auditor independence provisions of the Sarbanes-Oxley Act of 2002). This review includes an evaluation of the possible impact of the provision of such services by Deloitte on the firm’s independence in performing its audit and audit-related services.
•The Audit Committee reviews the non-audit services performed by, and amount of fees paid to, Deloitte, by category in comparison to the pre-approved budget.
•The engagement of Deloitte to provide non-audit services that do not fall within a specific category of pre-approved services, or that would result in the total fees payable to Deloitte in any category to exceed the pre-approved amount, requires the prior approval of the Audit Committee. Between regularly scheduled meetings of the Audit Committee, the Audit Committee Chair may represent the entire committee for purposes of review and approval of any such engagement, and the Chair is required to report on all such interim reviews at the committee’s next regularly scheduled meeting.

2025 NOTICE AND PROXY STATEMENT |	93

PROPOSAL 3: APPROVAL OF INDEPENDENT ACCOUNTANTS
AUDIT COMMITTEE REPORT
The Audit Committee consists of the six directors named below. Each member of the Audit Committee is an independent director as defined by applicable SEC rules and stock exchange listing standards.
Management is responsible for Honeywell’s internal controls and preparing the Company’s consolidated financial statements. The Company’s independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Committee is responsible for overseeing the conduct of these activities and appointing the Company’s independent accountants. As stated above and in the Committee’s charter, the Committee’s responsibility is one of oversight. The Committee does not provide any expert or special assurance as to Honeywell’s financial statements concerning compliance with laws, regulations, or generally accepted accounting principles. In performing its oversight function, the Committee relies, without independent verification, on the information provided to it and on representations made by management and the independent accountants.
The Audit Committee reviewed and discussed Honeywell’s consolidated financial statements for the year ended December 31, 2024, with management and the independent accountants for 2024, Deloitte & Touche LLP (Deloitte). Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Deloitte matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Committee also reviewed, and discussed with management and Deloitte, management’s report and Deloitte’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.
Honeywell’s independent accountants provided to the Audit Committee the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Committee discussed with the independent accountants their independence. The Audit Committee concluded that Deloitte’s provision of non-audit services, as detailed in the table on page 93, to the Company and its affiliates is compatible with Deloitte’s independence.
Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements in the Form 10-K for the year ended December 31, 2024, be filed with the SEC.
The Audit Committee
Michael W. Lamach (Chair)
William S. Ayer (ex officio)
Kevin Burke
D. Scott Davis
Robin L. Washington(1)
Robin Watson
(1)Ms. Washington served as a member of the Audit Committee until her resignation from the Board (effective March 31, 2025).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS HONEYWELL'S INDEPENDENT ACCOUNTANTS.

94	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 4:
THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
This section of this Proxy Statement describes the proposal (the “Liability Management Reorganization Proposal”) to adopt and approve the Agreement and Plan of Merger by and among Honeywell International Inc. (Nasdaq: HON, and referred to in this Proposal 4 as “Honeywell Parent”) and three wholly owned subsidiaries of Honeywell Parent: Hyperion Holdco Sub LLC, Hyperion Merger Sub 1, Inc., and Hyperion Merger Sub 2, Inc. (the “Liability Management Merger Agreement”). The transactions set forth in the Liability Management Merger Agreement are steps in a reorganization (the “Liability Management Reorganization”) that is expected to:
•Segregate certain of Honeywell's asbestos-related liabilities, environmental liabilities associated with legacy sites, and certain other liabilities, from the other Honeywell businesses, assets, and liabilities to provide Honeywell flexibility with respect to managing these segregated liabilities, including any future strategic transactions involving such liabilities, and
•Enable Honeywell to focus on its operating business, while efficiently managing potential asbestos liabilities, existing or future environmental liabilities and remediation obligations, and certain other liabilities.
Following the Liability Management Reorganization:
•Certain asbestos-related liabilities and insurance assets will be allocated into a separate, wholly owned entity,
•Certain assets and liabilities associated with certain sites for which Honeywell may have environmental liabilities and certain other liabilities will be allocated into two separate, wholly owned entities,
•All of the remaining Honeywell Parent assets and liabilities and each of these separate, wholly owned entities will be held directly or indirectly by Honeywell Parent,
•You will own the same number of shares of Honeywell common stock as you owned immediately prior to the Liability Management Reorganization, and your shares of Honeywell common stock will represent the same ownership of Honeywell as you had immediately prior to the Liability Management Reorganization, and
•Your rights as a shareowner of Honeywell will be the same as the rights you had as a shareowner of Honeywell immediately prior to the Liability Management Reorganization, including rights as to voting and dividends.
The affirmative vote of a majority of the issued and outstanding shares of Honeywell common stock entitled to vote on Proposal No. 4 is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as votes against Proposal No. 4. See “Questions and Answers About the Liability Management Reorganization Proposal” beginning on page 106, “Risk Factors Related to the Liability Management Reorganization Proposal” beginning on page 104, and “Additional Information” beginning on page 112.
Although we believe that the description in this section covers the material terms of the Liability Management Reorganization Proposal, this summary may not contain all of the information that is important to you. The summary of the material provisions of the Liability Management Merger Agreement provided below is qualified in its entirety by reference to the agreement itself, which we have attached as Appendix B to this Proxy Statement and which we incorporate by reference into this Proxy Statement. You should carefully read the entire Proxy Statement and the Liability Management Merger Agreement for a more complete understanding of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

2025 NOTICE AND PROXY STATEMENT |	95

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
DESCRIPTION OF THE LIABILITY MANAGEMENT REORGANIZATION
In this Proxy Statement, we refer to the reorganization of Honeywell’s corporate structure through a series of transactions described below as the “Liability Management Reorganization.” Honeywell International Inc. (“Honeywell Parent”) has formed, directly or indirectly, Hyperion Holdco Sub LLC, a new Delaware limited liability company and direct wholly owned subsidiary of Honeywell Parent (“Holdco”); Hyperion GP LLC, a new Delaware limited liability company; Hyperion Merger Sub 1, Inc., a new Delaware corporation; and Hyperion Merger Sub 2, Inc., a new Delaware corporation (respectively, “GP LLC,” “Merger Sub 1,” and “Merger Sub 2”). Honeywell Parent currently directly owns all of the issued and outstanding limited liability company interests of Holdco and all of the issued and outstanding common stock of Merger Sub 2, and Holdco and GP LLC currently directly own all of the issued and outstanding common stock of Merger Sub 1. The transactions set forth in the Liability Management Merger Agreement are steps in the Liability Management Reorganization.
PRINCIPAL PARTIES TO THE MERGER AGREEMENT
The principal parties to the Liability Management Merger Agreement are described below.
•Honeywell International Inc.
855 South Mint Street
Charlotte, North Carolina 28202
Telephone: (704) 627-6200
Honeywell Parent is an integrated operating company serving a broad range of industries and geographies around the world. Honeywell’s portfolio of solutions is uniquely positioned to blend physical products with software to serve customers worldwide with aerospace products and services, energy efficient products and solutions for businesses, specialty chemicals, electronic and advanced materials, process technology for refining and petrochemicals, and productivity, sensing, safety, and security technologies for buildings and industries. Honeywell’s products and solutions enable a safer, more comfortable, and more productive world, enhancing the quality of life of people around the globe. The Honeywell brand dates back to 1906, and the Company was incorporated in Delaware in 1985. Honeywell Parent is traded on Nasdaq (Nasdaq:HON). See “Where Shareowners Can Find More Information” on page 118 for more information.
Honeywell Parent files annual, quarterly, and current reports and amendments to these reports, proxy statements, and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, like Honeywell Parent, that file electronically with the SEC. The address of the SEC’s website is www.sec.gov.
Honeywell Parent's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports, are available free of charge on Honeywell Parent’s Investor Relations website (investor.honeywell.com) under the heading Financials (see “SEC Filings”) immediately after they are filed with, or furnished to, the SEC. Honeywell Parent uses the Investor Relations website, along with press releases on our primary Honeywell website (honeywell.com) under the heading “News”, as a means of disclosing information that may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website and Honeywell News feed, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media. The contents of Honeywell Parent’s website are not incorporated by reference herein and are not deemed to be part of this Proxy Statement.
•Hyperion Holdco Sub LLC
855 South Mint Street
Charlotte, North Carolina 28202
Telephone: (704) 627-6200
Holdco is a Delaware limited liability company formed as a wholly owned subsidiary of Honeywell Parent in order to effectuate the Liability Management Reorganization. Prior to the Liability Management Reorganization, Holdco will have no property, assets, liabilities, or operations, other than those incident to its formation. Holdco is not currently subject to any legal proceedings.
•Hyperion Merger Sub 1, Inc.
855 South Mint Street
Charlotte, North Carolina 28202
Telephone: (704) 627-6200

96	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
Hyperion Merger Sub 1, Inc. is a Delaware corporation formed as a wholly owned subsidiary of Holdco and GP LLC in order to effectuate the Liability Management Reorganization. Prior to the Liability Management Reorganization, Merger Sub 1 will have no property, assets, liabilities, or operations, other than those incident to its formation. Merger Sub 1 is not currently subject to any legal proceedings.
•Hyperion Merger Sub 2, Inc.
855 South Mint Street
Charlotte, North Carolina 28202
Telephone: (704) 627-6200
Merger Sub 2, Inc. is a Delaware corporation formed as a wholly owned subsidiary of Holdco and GP LLC in order to effectuate the Liability Management Reorganization. Prior to the Liability Management Reorganization, Merger Sub 2 will have no property, assets, liabilities, or operations, other than those incident to its formation. Merger Sub 2 is not currently subject to any legal proceedings.
LIABILITY MANAGEMENT REORGANIZATION STEPS
Following the adoption and approval of the Liability Management Reorganization Proposal by the requisite Honeywell shareowners and the satisfaction or waiver of the other conditions specified in the Liability Management Merger Agreement (which are described below), we intend to complete the steps of the Liability Management Reorganization described below substantially concurrently in the sequential order described below.
FIRST MERGER
Merger Sub 1 will merge with and into Honeywell Parent (the “First Merger”). Prior to the consummation of the First Merger, Holdco will be converted from a Delaware limited liability company into a Delaware corporation to be named Honeywell Holdco, Inc.
Upon completion of the First Merger:
•Honeywell Parent will be the surviving corporation, and the separate existence of Merger Sub 1 will cease;
•Each outstanding share of Honeywell Parent common stock will automatically be cancelled in exchange for one share of Holdco common stock, and the shareowners of Honeywell Parent immediately prior to the First Merger will become the shareowners of Holdco; and
•Holdco will own all of the issued and outstanding common stock of Honeywell Parent (and therefore Honeywell Parent will become a wholly owned subsidiary of Holdco), and each share of Holdco common stock outstanding immediately prior to the First Merger will be cancelled.
At the effective time of the First Merger, Holdco’s organizational documents will be amended and restated in the form of the Holdco amended and restated certificate of incorporation that is included in this Proxy Statement as Appendix C (the “Holdco amended and restated certificate of incorporation” or the “Holdco Charter”) and the Holdco amended and restated by-laws that are included in this Proxy Statement as Appendix D (the “Holdco amended and restated by-laws” or the “Holdco By-laws”). The Holdco amended and restated certificate of incorporation will be identical to Honeywell Parent’s current amended and restated certificate of incorporation (the “Honeywell Parent amended and restated certificate of incorporation” or “Charter”) except for the name of the entity, certain dates, and certain ministerial language relating to its method of adoption. The Holdco amended and restated by-laws will be identical to Honeywell Parent’s current amended by-laws (the “Honeywell Parent amended by-laws” or “By-laws”), except for the name of the entity and certain dates.
DIVISION PURSUANT TO DELAWARE LAW
Immediately following the First Merger, Honeywell Parent will convert into a limited liability limited partnership, with GP LLC serving as the general partner of such limited liability limited partnership. Immediately thereafter, Honeywell Parent will be divided pursuant to Delaware law (the “Division”) into four separate entities, with Honeywell Parent surviving the Division as one of such entities. Pursuant to the Division, assets and liabilities in the following categories will be allocated to separate entities: (i) certain asbestos-related assets and liabilities, (ii) certain assets and liabilities associated with certain sites for which Honeywell Parent has or may have environmental liabilities, and (iii) certain assets and liabilities associated with certain other sites (not included in clause (ii) above) for which Honeywell has or may have environmental liabilities and certain other liabilities, with all remaining assets and liabilities of Honeywell Parent (i.e., all assets and liabilities not included in clauses (i)-(iii) above) allocated to Honeywell Parent as the surviving entity in the Division.

2025 NOTICE AND PROXY STATEMENT |	97

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
SECOND MERGER
Immediately following the Division, among other things, Honeywell Parent will convert back from a limited liability limited partnership into a corporation, and Merger Sub 2 will merge with and into Holdco (the “Second Merger”), pursuant to the Liability Management Merger Agreement.
Upon completion of the Second Merger:
•Holdco will be the surviving corporation, and the separate existence of Merger Sub 2 will cease;
•Each outstanding share of Holdco common stock will automatically be cancelled in exchange for one share of Honeywell Parent common stock, and the shareowners of Holdco immediately prior to the Second Merger, who were the shareowners of Honeywell Parent prior to the First Merger, will again become the shareowners of Honeywell Parent;
•Honeywell Parent will own all of the issued and outstanding shares of Holdco common stock (and therefore Holdco will become a wholly owned subsidiary of Honeywell Parent), each share of Honeywell Parent common stock outstanding immediately prior to the Second Merger will be cancelled, and Holdco will convert back from a corporation into a limited liability company to be named Hyperion Holdco Sub LLC; and
•Honeywell Parent will again be the publicly listed parent company in Honeywell’s structure.
At the effective time of the Second Merger, Honeywell Parent’s organizational documents will be amended and restated in the form of the Honeywell Parent amended and restated certificate of incorporation that is included in this Proxy Statement as Appendix E (the “new Honeywell Parent amended and restated certificate of incorporation” or the “New Honeywell Parent Charter,” and, together with the Charter, the “Honeywell Parent Charters”) and the Honeywell Parent amended and restated by-laws that are included in this Proxy Statement as Appendix F (the “new Honeywell Parent amended and restated by-laws” or the “New Honeywell Parent By-laws,” and, together with the By-laws, the “Honeywell Parent By-laws”). The new Honeywell Parent amended and restated certificate of incorporation will be identical to Honeywell Parent’s current Certificate of Incorporation except for certain dates and certain ministerial language relating to its method of adoption. The new Honeywell Parent amended and restated by-laws will be identical to Honeywell’s current By-laws, except for certain dates. See “Description of Common Stock” on page 104 for more information regarding your rights as a shareowner before and after the Second Merger.
We intend to complete the First Merger, the Division, and the Second Merger substantially concurrently in the sequential order described in this Proxy Statement. Following the Liability Management Reorganization, you will own the same number of shares of Honeywell Parent common stock as you owned immediately prior to the transactions described in this Proposal 4. Further, your rights as a shareowner of Honeywell will be the same as the rights you have as a shareowner of Honeywell immediately prior this Proposal 4. See “No Impact to Honeywell Shareowners” and “Effectiveness of the Liability Management Reorganization” on page 100 and page 102, respectively, for more information on this topic.

98	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
STRUCTURE FOLLOWING THE LIABILITY MANAGEMENT REORGANIZATION
Below is a simplified illustration of the current structure of Honeywell, as well as the structure of Honeywell following the Liability Management Reorganization:
CURRENT STRUCTURE OF HONEYWELL

Shareowners

Honeywell International Inc.

Direct and indirect subsidiaries
PROPOSED STRUCTURE FOLLOWING LIABILITY MANAGEMENT REORGANIZATION*

Shareowners

Honeywell International Inc.

Direct and indirect subsidiaries	Hyperion Holdco Sub LLC

	Asbestos GP LLC	Specified Environmental GP I LLC	Specified Environmental GP II LLC

	Asbestos Sub LLLP	Specified Environmental Sub I LLLP	Specified Environmental Sub II LLLP
*    Subsidiary names below Hyperion Holdco Sub LLC are illustrative and have not yet been determined.
Following the Liability Management Reorganization, additional steps may be taken to align our corporate structure with our business operations and liability management strategy, but such steps are not considered part of the Liability Management Reorganization for purposes of this Proxy Statement.
In addition, following the Liability Management Reorganization, there will be:
•No Change to the Board or Executive Officers of Honeywell. The Board of Honeywell following the Liability Management Reorganization will consist of the same persons comprising the Board of Honeywell immediately prior to the Liability Management Reorganization. Similarly, the executive officers of Honeywell following the Liability Management Reorganization will be the same as those of Honeywell immediately prior to the Liability Management Reorganization. See “Proposal 1: Election of Directors” on page 16 for information concerning persons expected to continue to be directors of Honeywell following the Liability Management Reorganization Proposal (if elected to the Board by Honeywell shareowners pursuant to the proposal under “Proposal 1: Election of Directors”).

2025 NOTICE AND PROXY STATEMENT |	99

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
•No Change to the Company's Name. The name of the public company following the Liability Management Reorganization will be “Honeywell International Inc.”
•No Change to Stock Exchange. Honeywell Parent common stock is traded under the ticker symbol “HON” on Nasdaq, and we expect Honeywell Parent common stock to continue to trade on Nasdaq under the ticker symbol “HON” following the Liability Management Reorganization. None of Holdco common stock, Merger Sub 1 common stock, or Merger Sub 2 common stock is currently (or will be) traded on any stock exchange.
•No Change to Total Assets, Total Liabilities, or Shareowners' Equity. On a consolidated basis, the total assets, total liabilities, and shareowners' equity of Honeywell immediately following the Liability Management Reorganization will be identical to the total assets, total liabilities, and shareowners equity of Honeywell immediately prior to the Liability Management Reorganization.
NO IMPACT TO HONEYWELL SHAREOWNERS
•Owners of Common Stock. Following the Liability Management Reorganization, each Honeywell shareowner will own the same number of shares of Honeywell Parent common stock as the shareowner owned immediately prior to the Liability Management Reorganization. Your shares of Honeywell Parent common stock will represent the same ownership of Honeywell Parent as you have immediately prior to the Liability Management Reorganization. Your rights as a shareowner of Honeywell will be the same as the rights you have as a shareowner of Honeywell immediately prior to the Liability Management Reorganization, including rights as to voting and dividends.
•Treatment of Equity Awards and Stock Plans. Each outstanding option to purchase shares of Honeywell Parent common stock, if not exercised before the completion of the Liability Management Reorganization, will be an option to acquire, at the same exercise price, an identical number of shares of Honeywell Parent common stock following the Liability Management Reorganization. In addition, following the Liability Management Reorganization, each outstanding restricted stock unit for shares of Honeywell Parent common stock will be a restricted stock unit for an identical number of shares of Honeywell Parent common stock, each outstanding performance-based restricted stock unit for shares of Honeywell Parent common stock will be a performance-based restricted stock unit for an identical number of shares of Honeywell Parent common stock, and each deferred stock unit for shares of Honeywell Parent common stock will be a deferred stock unit for an identical number of shares of Honeywell Parent common stock. All such equity awards will continue to have the same terms and conditions as applied immediately prior to the Liability Management Reorganization.
In addition, in connection with the Liability Management Reorganization, Honeywell Parent will assume each of the Honeywell Parent Stock Plans and the shares of Honeywell Parent common stock available for issuance under the Honeywell Parent Stock Plans will be in accordance with the terms of the respective plans.
•No Exchange of Stock Certificates. Following the Liability Management Reorganization, your certificates of Honeywell Parent common stock, if any, will represent an equal number of shares of Honeywell Parent common stock, and no action with regard to stock certificates will be required on your part.
REASONS FOR THE LIABILITY MANAGEMENT REORGANIZATION; BOARD RECOMMENDATION
At a meeting of the Board held on February 14, 2025, the Board concluded that the Liability Management Reorganization is advisable, determined that the terms of the Liability Management Merger Agreement are advisable, fair to, and in the best interests of Honeywell and its shareowners, and approved the Liability Management Merger Agreement.
During the course of its deliberations, the Board consulted with management and outside legal counsel and considered a number of positive factors, including the following:
•Aligning Honeywell’s corporate structure with its business objectives will provide Honeywell with greater flexibility to execute strategic transactions. The Liability Management Reorganization will segregate certain asbestos-related liabilities and related insurance assets, certain existing or potential environmental liabilities, and certain other liabilities, from Honeywell’s core businesses, and will enable Honeywell to better focus on simplifying and optimizing its portfolio around three megatrends — Automation, the Future of Aviation, and the Energy Transition. The Board believes that the Liability Management Reorganization will position Honeywell to have greater flexibility to execute strategic transactions to enhance its core businesses, including any future strategic transactions involving certain existing or potential asbestos, environmental, or other liabilities.
•Segregating Honeywell’s asbestos liabilities from the other Honeywell businesses, assets, and liabilities will provide Honeywell greater flexibility in managing its asbestos liabilities. The Liability Management Reorganization will segregate the risks associated with Honeywell’s asbestos liabilities from Honeywell’s other businesses, while maintaining an appropriate capital structure to satisfy claims. The Board believes that segregating Honeywell’s asbestos liabilities is beneficial to shareowners because it will provide Honeywell with the flexibility to pursue future actions to manage its asbestos exposure, including, among other things, a sale, disposition, or other liability management transaction.

100	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
•Segregating certain existing or potential environmental liabilities associated with legacy sites and certain other liabilities will enable Honeywell to focus on its operating businesses, while efficiently managing potential remediation obligations. Honeywell is subject to various actual and contingent liabilities related to the remediation of environmental hazards arising out of past operations and the operations of predecessor companies. Although Honeywell has established reserves for known, probable, and estimable clean-up costs, additional claims and costs involving environmental matters may arise, which may be in excess of its established reserves. The Liability Management Reorganization will segregate certain of these liabilities from Honeywell’s other businesses, while maintaining an appropriate capital structure to satisfy claims and clean-up obligations as they arise. The Board believes that segregating these liabilities of Honeywell Parent is beneficial to shareowners because it will provide Honeywell with the flexibility to pursue future actions to manage its environmental and other liability exposure, including, among other things, a sale, disposition, or other liability management transaction.
In addition to the positive factors described above, the Board also considered the following potential negative factors:
•Costs and expenses associated with implementing the Liability Management Reorganization. Implementing the Liability Management Reorganization may result in substantial direct costs. These costs and expenses are expected to consist primarily of attorneys’ fees, tax advisors’ fees, accountants’ fees, filing fees, and financial printing expenses, which are expected to be substantially incurred prior to the vote of our shareowners. The Liability Management Reorganization may also result in certain indirect costs by diverting the attention of our management and employees from our business and increasing our administrative costs and expenses. The Liability Management Reorganization may also result in certain state transfer or other taxes to Honeywell.
•Impact on third-party contracts. While we expect that the structure of the Liability Management Reorganization will minimize the need for third-party consents, certain of our third-party contracts may include provisions that would permit the third party to terminate or modify the contract, or that would require its consent under the terms of the contract, as a result of the First Merger, the Division, the Second Merger, or other aspects of the Liability Management Reorganization. In those situations, we may need to negotiate with the applicable third party to obtain a consent or waiver of a contractual right, and the third party may fail to grant the consent or waiver or impose new terms or conditions that are adverse to us in connection with doing so. Any such terminations, unfavorable renegotiation, or changes in the terms of our third-party contracts following the Liability Management Reorganization could have an adverse effect on our business and operations, including product or service availability and cost, and on our financial performance and results of operations.
After careful consideration, including among other things management's determination that the positive factors described above outweigh the negative factors described above, the Board has determined that the Liability Management Reorganization will benefit our shareowners. The Board has (i) approved the Liability Management Reorganization, (ii) determined that the terms of the Liability Management Merger Agreement are advisable, fair to, and in the best interests of Honeywell and its shareowners, and (iii) approved the Liability Management Merger Agreement.
OTHER INFORMATION
CONDITIONS TO COMPLETION OF THE LIABILITY MANAGEMENT REORGANIZATION
We will complete the Liability Management Reorganization only if each of the following conditions is satisfied or waived:
•Adoption and approval of the Liability Management Reorganization Proposal by the affirmative vote of a majority of the issued and outstanding shares of Honeywell Parent common stock entitled to vote at the Annual Meeting; and
•Absence of any order or proceeding that would prohibit or make illegal completion of the Liability Management Reorganization.
In addition, the First Merger is conditioned on the satisfaction or waiver of the following conditions:
•Adoption and approval of the Liability Management Merger Agreement by the affirmative vote of a majority of the issued and outstanding shares of the stockholders of each of Merger Sub 1 and Merger Sub 2; and
•Conversion of Holdco LLC to a Delaware corporation.
In addition, the Second Merger is conditioned on the satisfaction or waiver of the following conditions:
•Consummation of the First Merger;
•Consummation of the Division; and
•Consummation of the conversion of Honeywell Parent back from a limited liability limited partnership into a corporation.

2025 NOTICE AND PROXY STATEMENT |	101

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
EFFECTIVENESS OF THE LIABILITY MANAGEMENT REORGANIZATION
The First Merger will become effective on the date we file a Certificate of Merger with respect to the First Merger with the Secretary of State of the State of Delaware or a later date that we specify therein. The Division will become effective on the date we file a Certificate of Division with respect to the Division with the Secretary of State of the State of Delaware or a later date that we specify therein. The Second Merger will become effective on the date we file a Certificate of Merger with respect to the Second Merger with the Secretary of State of the State of Delaware or a later date that we specify therein. Each of the Division and the Second Merger is expected to be effected immediately following the effectiveness of the First Merger. We will not file any such certificates unless and until the conditions to the Liability Management Reorganization described above have been satisfied or waived. We intend to complete the First Merger, the Division, and the Second Merger substantially concurrently in the sequential order described in this Proxy Statement.
TERMINATION OF LIABILITY MANAGEMENT MERGER AGREEMENT
We may terminate the Liability Management Merger Agreement and abandon the Liability Management Reorganization prior to the effective time of the First Merger or terminate all or any part of the Liability Management Reorganization, even after adoption and approval of the Liability Management Reorganization Proposal by our shareowners, if we determine that for any reason the completion of all or such part of the Liability Management Reorganization at such time or at all would be inadvisable or not in the best interests of Honeywell and its shareowners.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The Liability Management Reorganization is intended to be a tax-free transaction under U.S. federal income tax laws. Accordingly, we expect that shareowners will not recognize any gain or loss for U.S. federal income tax purposes upon receipt of Holdco common stock in exchange for their shares of Honeywell Parent common stock in the First Merger or upon receipt of Honeywell Parent common stock in exchange for their shares of Holdco common stock in the Second Merger.
The following discussion is a summary of U.S. federal income tax considerations generally applicable to the Liability Management Reorganization that may be relevant to U.S. Holders (as defined below) of Honeywell Parent common stock. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended ("IRC"), the Treasury regulations promulgated thereunder, judicial interpretations thereof, and administrative rulings and published positions of the Internal Revenue Service, all as in effect as of the date hereof and all of which are subject to change or different interpretations, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth herein.
This discussion is limited to U.S. Holders of Honeywell Parent common stock that hold their Honeywell Parent common stock as “capital assets” within the meaning of Section 1221 of the IRC (generally, property held for investment). Further, this discussion is for general information only and does not purport to address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances and does not apply to holders subject to special rules under the U.S. federal income tax laws (including, for example, U.S. Holders having a “functional currency” other than the U.S. dollar, persons subject to special rules applicable to former citizens and residents of the United States, banks or other financial institutions, mutual funds, persons subject to the alternative minimum tax, grantor trusts, real estate investment trusts, subchapter S corporations or other pass-through entities or arrangements (or investors in subchapter S corporations or other pass-through entities or arrangements), insurance companies, tax-exempt organizations, dealers in securities or currencies, traders in securities who elect to apply a mark-to-market method of accounting, persons holding Honeywell Parent common stock in connection with a hedging transaction, straddle, conversion transaction, or other integrated transaction, holders other than U.S. Holders, or U.S. Holders who acquired their Honeywell Parent common stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). This discussion does not address any tax considerations arising under the Medicare tax on net investment income or the alternative minimum tax, nor any state, local, or foreign tax considerations, nor does it address any U.S. federal tax considerations other than those pertaining to the income tax. U.S. Holders should consult their tax advisors as to the particular tax considerations relevant to them of the Liability Management Reorganization, including the applicability of any U.S. federal income and other tax laws, any state, local, or non-U.S. tax laws, and any changes (or proposed changes) in tax laws or interpretations thereof.
If any entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Honeywell Parent common stock, the tax treatment of a person treated as a partner in such partnership will generally depend upon the status of the partner and upon the activities of the partnership. Persons that for U.S. federal income tax purposes are treated as a partner in a partnership holding Honeywell Parent common stock should consult their tax advisors regarding the tax considerations relevant to them of the Liability Management Reorganization.

102	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
HOLDERS OF HONEYWELL PARENT COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSIDERATIONS OF THE LIABILITY MANAGEMENT REORGANIZATION RELEVANT TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.
As used herein, the term “U.S. Holder” means a beneficial owner of Honeywell Parent common stock that is, for U.S. federal income tax purposes:
•An individual who is a citizen or resident of the United States;
•A corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•An estate the income of which is includible in gross income for U.S. federal income tax purposes, regardless of its source; or
•A trust, (a) the administration of which is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to control all substantial decisions of the trust, or (b) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.
Honeywell Parent intends that, for U.S. federal income tax purposes, the Liability Management Reorganization will qualify as one or more reorganizations within the meaning of Section 368(a) of the IRC.
Assuming the Liability Management Reorganization qualifies as one or more reorganizations within the meaning of Section 368(a) of the IRC, the U.S. federal income tax consequences of the Liability Management Reorganization to U.S. Holders will be as follows:
•A U.S. Holder who receives Holdco common stock in exchange for Honeywell Parent common stock and Honeywell Parent common stock in exchange for Holdco common stock pursuant to the Liability Management Reorganization will not recognize gain or loss;
•The aggregate tax basis of the Honeywell Parent common stock received pursuant to the Liability Management Reorganization will be the same as the aggregate tax basis of the Honeywell Parent common stock held by such holder immediately prior to the Liability Management Reorganization; and
•The holding period of the Honeywell Parent common stock received pursuant to the Liability Management Reorganization will include the holding period of the Honeywell Parent common stock held by such holder immediately prior to the Liability Management Reorganization.
The preceding discussion is intended only as a general discussion of the U.S. federal income tax considerations of the Liability Management Reorganization. It is not a complete analysis or discussion of all potential tax consequences of the Liability Management Reorganization that may be important to particular holders. Holders of Honeywell Parent common stock should consult their tax advisors as to the particular tax considerations of the Liability Management Reorganization relevant to them, the applicability and effect of U.S. federal, state, local, and non-U.S. tax laws, and any changes (or proposed changes) in tax laws or interpretations thereof.
NO COMPENSATION RELATED TO THE LIABILITY MANAGEMENT REORGANIZATION
There are no agreements or understandings, whether written or unwritten, between any director or executive officer and Honeywell Parent, Holdco, Merger Sub 1, or Merger Sub 2 concerning any type of compensation, whether present, deferred, or contingent, that is based on or otherwise relates to the Liability Management Reorganization.
CERTAIN FINANCIAL INFORMATION
We have not included pro forma financial comparative per share information concerning Honeywell that gives effect to the Liability Management Reorganization because, immediately after the completion of the Liability Management Reorganization, the consolidated financial statements of Honeywell will be the same as Honeywell’s consolidated financial statements immediately prior to the Liability Management Reorganization. We have incorporated by reference our Annual Report on Form 10-K for the year ended December 31, 2024, as well as other filings with the SEC. See “Where Shareowners Can Find More Information” on page 118 for more information.
ANTICIPATED ACCOUNTING TREATMENT
For accounting purposes, our Liability Management Reorganization will be treated as a merger of entities under common control. Accordingly, the financial position and results of operations of entities in the Liability Management Reorganization will be included in the consolidated financial statements of Honeywell on the same basis as currently presented.

2025 NOTICE AND PROXY STATEMENT |	103

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
APPRAISAL RIGHTS
Because Honeywell Parent common stock is listed on Nasdaq and will continue to be listed on Nasdaq following the Liability Management Reorganization, holders of Honeywell Parent common stock will not have appraisal rights under Delaware law in connection with the transactions set forth in the Liability Management Merger Agreement.
DESCRIPTION OF COMMON STOCK
As of February 19, 2025, we had approximately 648,767,746 shares of common stock issued and no shares of preferred stock issued. All such shares of Honeywell Parent common stock will be exchanged for shares of Holdco common stock in connection with consummation of the First Merger. All such shares of Holdco common stock will be exchanged for shares of Honeywell Parent common stock in connection with the consummation of the Second Merger.
For a complete description of our common stock as of the date of this Proxy Statement, the Holdco common stock following the consummation of the First Merger, and of Honeywell Parent common stock following the consummation of the Second Merger, see Exhibit 4.2 of our Form 10-K, as filed with the SEC on February 14, 2025. References therein to “common stock” will apply to common stock issued by (i) Honeywell Parent, (ii) following the consummation of the First Merger, Holdco, and (iii) following the consummation of the Second Merger, Honeywell Parent.
You should refer to the applicable provisions of the Charter and By-laws, the Holdco Charter and Holdco By-laws (with respect to Holdco following the First Merger), the New Honeywell Parent Charter and the New Honeywell Parent By-laws (with respect to Honeywell Parent following the Second Merger), and Delaware corporate law for a complete statement of the terms and rights of our common stock.
EQ Shareowner Services, a division of Equiniti Trust Company, is, and, following the Liability Management Reorganization will continue to be, the transfer agent and registrar for our common stock. Shares of common stock are, and, following the Liability Management Reorganization we expect that Honeywell Parent’s common stock will continue to be, listed on the Nasdaq Stock Market under the symbol “HON.”
VOTE REQUIRED
The affirmative vote of a majority of the issued and outstanding shares of Honeywell Parent common stock entitled to vote on Proposal No. 4 is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as votes against Proposal No. 4. See “Questions and Answers About the Liability Management Reorganization Proposal” beginning on page 106, “Risk Factors Related to the Liability Management Reorganization Proposal” beginning on page 104, and “Additional Information” beginning on page 112.
RISK FACTORS RELATED TO THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
In considering whether to vote in favor of the Liability Management Reorganization Proposal, you should consider all of the information we have included in this Proxy Statement, including the description in “Proposal 4: The Liability Management Reorganization Proposal” on page 95, the appendices to this Proxy Statement, and all of the information included in the documents we have incorporated by reference, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the risk factors described therein and in the other documents incorporated by reference. See “Where Shareowners Can Find More Information” on page 118.
In addition, you should pay particular attention to the risks described below.
The Board may choose to terminate the Liability Management Merger Agreement and abandon the Liability Management Reorganization.
The Liability Management Merger Agreement may be terminated and completion of all or any part of the Liability Management Reorganization may be deferred or abandoned, at any time, prior to the effective time of the Liability Management Reorganization, by action of the Board, whether before or after the Annual Meeting. While we currently expect the Liability Management Reorganization to take place in [●], 2025, assuming that the Liability Management Reorganization Proposal is adopted and approved at the Annual Meeting, the Board may terminate the Liability Management Merger Agreement, even after adoption and approval by our shareowners, but prior to the effective time of the Liability Management Reorganization, if the Board determines that completion of all or such part of the Liability Management Reorganization at such time or at all would be inadvisable or not in the best interests of Honeywell and its shareowners.

104	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
We may not obtain the expected benefits of the Liability Management Reorganization.
We believe the Liability Management Reorganization will provide us with benefits in the future. These expected benefits may not be obtained if market conditions or other circumstances prevent us from taking advantage of the flexibility that we believe the Liability Management Reorganization will afford us. As a result, we may incur the costs of the Liability Management Reorganization without realizing the possible benefits.
The proposed Liability Management Reorganization may result in substantial direct and indirect costs, whether or not it is completed.
Implementing the Liability Management Reorganization may result in substantial direct costs. These costs and expenses are expected to consist primarily of attorneys’ fees, tax advisors’ fees, accountants’ fees, filing fees, and financial printing expenses, which are expected to be substantially incurred prior to the vote of our shareowners. The Liability Management Reorganization may also result in certain indirect costs by diverting the attention of our management and employees from our business and by increasing our administrative costs and expenses. The Liability Management Reorganization may also result in certain state transfer or other taxes to Honeywell.
Any consent, non-renewal, termination, or other similar rights under any of our contracts that are triggered by the Liability Management Reorganization could have an adverse effect on our operations and financial performance.
Our relationships with our customers, suppliers, landlords, employees, and other third parties are typically governed by written contracts. While we expect that the structure of the Liability Management Reorganization will minimize the need for third-party consents, certain of these contracts may include provisions that would permit the third party to terminate or modify the contract, or that would require its consent under the terms of the contract, as a result of the Liability Management Reorganization or other aspects of the Liability Management Reorganization. In those situations, we may need to negotiate with the applicable third party to obtain a consent or waiver of a contractual right, and the third party may fail to grant the consent or waiver or impose new terms or conditions that are adverse to us in connection with doing so. Any such terminations, unfavorable renegotiation, or changes in the terms of our third party contracts following the Liability Management Reorganization could have an adverse effect on our business and operations, including product or service availability and cost, and on our financial performance and results of operations.
The proposed Liability Management Reorganization may not be able to be completed in a manner that completely segregates certain assets and liabilities from our other businesses. This may limit our flexibility with respect to these assets and liabilities, including our ability to fully sell, spin off, or otherwise dispose of such assets and liabilities.
There can be no assurance that the proposed Liability Management Reorganization will be successfully completed in a manner that fully segregates from our other businesses (i) certain asbestos-related assets and liabilities, (ii) certain assets and liabilities associated with certain sites for which Honeywell Parent has or may have environmental liabilities, and (iii) certain assets and liabilities associated with certain other sites (not included in clause (ii) above) for which Honeywell has or may have environmental liabilities and certain other liabilities. Each entity allocated liabilities in the Division will contractually agree to indemnify the other entities resulting from the Division for the liabilities it was allocated, which may include, among other items, associated defense costs, settlement amounts and judgments arising from third parties seeking to hold an entity resulting from the Division responsible for all or certain of the liabilities that were allocated to another entity in the Division, but contractual agreements between the entities may not prevent governmental entities or other third parties from suing Honeywell Parent or the other entities for such liabilities, and any indemnifying entity may not be able to fully satisfy its indemnification obligations with respect to the liabilities incurred by the other entities resulting from the Division. Even if the other entities ultimately succeed in recovering from the indemnitor any amounts for which the other entities are held liable, such other entities may be temporarily required to bear these losses themselves pending receipt of the indemnification payment. These risks may limit our flexibility with respect to these assets and liabilities, including our ability to fully sell, spin off, or otherwise dispose of such assets and liabilities.

2025 NOTICE AND PROXY STATEMENT |	105

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
QUESTIONS AND ANSWERS ABOUT THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
What is the Liability Management Reorganization Proposal?
We are asking you to approve and adopt the Liability Management Merger Agreement that, upon completion, would result in the Liability Management Reorganization. Upon completion of the Liability Management Reorganization, you will remain a shareowner of Honeywell Parent.
In connection with the Liability Management Reorganization, Honeywell Parent has formed, directly or indirectly, Holdco, a new Delaware limited liability company and direct wholly owned subsidiary of Honeywell Parent; GP LLC, a new Delaware limited liability company; Merger Sub 1, a new Delaware corporation; and Merger Sub 2, a new Delaware corporation. Honeywell Parent currently directly owns all of the issued and outstanding limited liability company interests of Holdco and all of the issued and outstanding common stock of Merger Sub 2, and Holdco and GP LLC currently directly own all of the issued and outstanding common stock of Merger Sub 1.
In connection with the Liability Management Reorganization, Holdco will be converted from a Delaware limited liability company into a Delaware corporation to be named Honeywell Holdco, Inc. Following such conversion, Merger Sub 1 will merge with and into Honeywell Parent (the “First Merger”). Upon completion of the First Merger, (i) Honeywell Parent will be the surviving corporation, and the separate existence of Merger Sub 1 will cease, (ii) each outstanding share of Honeywell Parent common stock will automatically be cancelled in exchange for one share of Holdco common stock, and the shareowners of Honeywell Parent immediately prior to the First Merger will become the shareowners of Holdco, and (iii) Holdco will own all of the issued and outstanding common stock of Honeywell Parent (and therefore Honeywell Parent will become a wholly owned subsidiary of Holdco), and each share of Holdco common stock outstanding immediately prior to the First Merger will be cancelled.
Immediately following the First Merger, Honeywell Parent will convert into a limited liability limited partnership, with a newly formed direct subsidiary of Holdco serving as the general partner of such limited liability limited partnership. Immediately thereafter, Honeywell Parent will be divided pursuant to Delaware law into four separate entities, with Honeywell Parent surviving the Division as one of such entities. Pursuant to the Division, assets and liabilities in the following categories will be allocated to separate entities: (i) certain asbestos-related assets and liabilities, (ii) certain assets and liabilities associated with certain sites for which Honeywell Parent has or may have environmental liabilities, and (iii) certain assets and liabilities associated with certain other sites (not included in clause (ii) above) for which Honeywell has or may have environmental liabilities and certain other liabilities, with all remaining assets and liabilities of Honeywell Parent allocated to Honeywell Parent as the surviving entity in the Division.
Immediately following the Division, among other things, Honeywell Parent will convert back from a limited liability limited partnership into a corporation, and Merger Sub 2 will merge with and into Holdco, pursuant to the Liability Management Merger Agreement.
Following the Liability Management Reorganization, you will own the same number of shares of Honeywell Parent common stock as you own immediately prior to the Liability Management Reorganization, and your shares of Honeywell Parent common stock will represent the same ownership of Honeywell Parent as you have immediately prior to the Liability Management Reorganization. Your rights as a shareowner of Honeywell Parent will be the same as the rights you have as a shareowner of Honeywell Parent immediately prior to the Liability Management Reorganization, including rights as to voting and dividends. The Liability Management Merger Agreement, which sets forth the plan of Liability Management Reorganization and is the primary legal document that governs the Liability Management Reorganization, is attached as Appendix B to this Proxy Statement. You are encouraged to read the Liability Management Merger Agreement carefully.
Following the Liability Management Reorganization, additional steps may be taken to align our corporate structure with our business operations and liability management strategy, but such steps are not considered part of the Liability Management Reorganization for purposes of this Proxy Statement.
Why are you proposing the Liability Management Reorganization?
We are proposing the Liability Management Reorganization to:
•Provide Honeywell flexibility with respect to managing certain asbestos, environmental, and other liabilities, including any future strategic transactions involving such liabilities, and
•Enable Honeywell to focus on its operating business, while efficiently managing potential asbestos liabilities, existing or future environmental liabilities and remediation obligations, and certain other liabilities.
See “Proposal 4: The Liability Management Reorganization Proposal — Reasons for the Liability Management Reorganization; Recommendation of the Board” on page 100 for more details on the reasons for the Liability Management Reorganization.

106	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
Is the Company's plan to bankrupt one or more of the entities into which asbestos, environmental, and/or other liabilities will be segregated following the Liability Management Reorganization?
No. Segregating certain asbestos, environmental, and other liabilities will provide Honeywell with the flexibility to pursue future actions to manage our asbestos, environmental, and other liability exposure, including a sale, disposition, or other liability management transaction.
What will happen to my stock?
Following the Liability Management Reorganization, you will own the same number of shares of Honeywell Parent common stock as you own immediately prior to the Liability Management Reorganization, and your shares of Honeywell Parent common stock will represent the same ownership of Honeywell Parent as you have immediately prior to the Liability Management Reorganization. Your rights as a shareowner of Honeywell will be the same as the rights you have as a shareowner of Honeywell immediately prior to the Liability Management Reorganization, including rights as to voting and dividends. We expect that Honeywell Parent common stock will continue to be listed on Nasdaq under the ticker symbol “HON.”
Will the business of the Company change immediately following the Liability Management Reorganization?
No. Immediately following the Liability Management Reorganization, the consolidated assets, liabilities, and shareowners’ equity of Honeywell will be the same as prior to the Liability Management Reorganization.
Will the management of the Company change as a result of the Liability Management Reorganization?
No. Our management will not change as a result of the Liability Management Reorganization. The Board following the Liability Management Reorganization will consist of the same persons comprising the Board immediately prior to the Liability Management Reorganization. Similarly, the executive officers of Honeywell following the Liability Management Reorganization will be the same as those of Honeywell immediately prior to the Liability Management Reorganization.
What will be the name of the public company following the Liability Management Reorganization?
The name of the public company following the Liability Management Reorganization will remain “Honeywell International Inc.”
Will the public company’s CUSIP number change as a result of the Liability Management Reorganization?
No. The public company's CUSIP is not expected to change as a result of the Liability Management Reorganization.
Will I have to turn in my stock certificates?
No. Please do not turn in your stock certificates. We will not require you to exchange your stock certificates as a result of the Liability Management Reorganization. After the Liability Management Reorganization, your Honeywell Parent common stock certificates will represent the same number of shares of Honeywell Parent common stock.
Will the Liability Management Reorganization affect my U.S. federal income taxes?
The Liability Management Reorganization is intended to be a tax-free transaction under U.S. federal income tax laws. Accordingly, we expect that you will not recognize any gain or loss for U.S. federal income tax purposes upon your receipt of Holdco common stock in exchange for your shares of Honeywell Parent common stock in the First Merger or upon your receipt of Honeywell Parent common stock in exchange for your shares of Holdco common stock in the Second Merger. See “Proposal 4: The Liability Management Reorganization Proposal — U.S. Federal Income Tax Considerations” on page 102 for more information.
How will the Liability Management Reorganization be treated for accounting purposes?
For accounting purposes, our Liability Management Reorganization will be treated as a merger of entities under common control. Accordingly, the financial position and results of operations of entities in the Liability Management Reorganization will be included in the consolidated financial statements of Honeywell on the same basis as currently presented.
Why is my vote required to adopt and approve the Liability Management Reorganization Proposal?
Delaware law requires a shareowner vote to adopt and approve the Liability Management Merger Agreement.
What vote is required to adopt and approve the Liability Management Reorganization Proposal?
The affirmative vote of a majority of the issued and outstanding shares of Honeywell Parent common stock entitled to vote on Proposal No. 4 is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as votes against Proposal No. 4.
What percentage of the outstanding shares do directors and executive officers hold?
As of the record date, directors, executive officers, and their affiliates beneficially owned approximately [●]% of the outstanding shares of Honeywell Parent common stock.

2025 NOTICE AND PROXY STATEMENT |	107

PROPOSAL 4: THE LIABILITY MANAGEMENT REORGANIZATION PROPOSAL
If our shareowners adopt and approve the Liability Management Reorganization Proposal, when will it occur?
The First Merger will become effective on the date we file a Certificate of Merger with respect to the First Merger with the Secretary of State of the State of Delaware or a later date that we specify therein. The Division will become effective on the date we file a Certificate of Division with respect to the Division with the Secretary of State of the State of Delaware or a later date that we specify therein. The Second Merger will become effective on the date we file a Certificate of Merger with respect to the Second Merger with the Secretary of State of the State of Delaware or a later date that we specify therein. Each of the Division and the Second Merger is expected to be effected immediately following the effectiveness of the First Merger. We will not file any such certificates unless and until the conditions to the Liability Management Reorganization, including adoption and approval of the Liability Management Reorganization Proposal by our shareowner, have been satisfied or waived. We intend to complete the First Merger, the Division, and the Second Merger substantially concurrently in the sequential order described in this Proxy Statement.
We may terminate the Liability Management Merger Agreement and abandon the Liability Management Reorganization prior to the effective time of the Liability Management Reorganization, even after adoption and approval by our shareowners, if we determine that for any reason the completion of all or such part of the Liability Management Reorganization would be inadvisable or not in the best interests of Honeywell and its shareowners.
Do I have appraisal (or dissenters’) rights?
No. Holders of Honeywell Parent common stock do not have appraisal (or dissenters’) rights under Delaware law as a result of the transactions set forth in the Liability Management Merger Agreement because Honeywell Parent common stock is now and will after the Liability Management Reorganization continue to be listed on Nasdaq.
Whom do I contact if I have questions about the Liability Management Reorganization Proposal?
You may contact us at Honeywell International Inc., 855 South Mint Street, Charlotte, North Carolina 28202, Telephone: (704) 627-6200.

108	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 5:
SHAREOWNER PROPOSAL — INDEPENDENT BOARD CHAIRMAN
The following proposal was submitted for inclusion in this Proxy Statement by John Chevedden (the beneficial owner of 50 shares of common stock). We will provide the proponent’s address upon a shareowner’s oral or written request. If Mr. Chevedden, or a representative who is qualified under state law, properly presents such proposal for a vote, then the proposal will be voted on at the Annual Meeting. In accordance with rules of the SEC, other than minor formatting changes, we are reprinting Mr. Chevedden’s proposal and supporting statement as it was submitted to us, including Mr. Chevedden’s graphic in red below, and we take no responsibility for its content.
Proposal 5 — Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an expedited basis.
It is a best practice to adopt this policy soon. However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.
This proposal won 44% support at the 2023 Honeywell annual meeting. The 44% support was all the more impressive because the Honeywell Board of Directors put their hand on the vote-count scale and used shareholder money to distribute Madison Avenue style materials to the most vulnerable Honeywell shareholders, who have no access to independent proxy voting advice.
Without a doubt the 2023 proposal on this topic received a majority vote from the Honeywell shareholders who had access to independent proxy voting advice. It is long overdue that companies take action on majority votes from shareholders who have access to independent proxy voting advice.
It is important to remember that it takes much more Honeywell shareholder conviction – based on the merits – to vote for this proposal topic than to reflexively vote according to the Honeywell Board of Directors instructions.
A lead director is no substitute for an independent Board Chairman. Plus the Honeywell Lead Director does not appear to have had a day job for the last 12-years. It is rare to find a Board Chairman without day job for 12-years. 12-years without a day job illustrates that a lead director is almost universally less qualified than a Chairman of the Board so how can a lead director be considered a substitute for an independent Board Chairman?
The ascending complexities of a conglomerate with $150 Billion in market capitalization, like Honeywell, increasingly demands that 2 persons fill the 2 most important jobs at Honeywell on an enduring basis – Chairman and CEO.
Please vote yes:
Independent Board Chairman–Proposal 5

2025 NOTICE AND PROXY STATEMENT |	109

PROPOSAL 5: SHAREOWNER PROPOSAL — INDEPENDENT BOARD CHAIRMAN
BOARD RECOMMENDATION - PROPOSAL 5
The Honeywell Board recommends that shareowners vote AGAINST this proposal for the following reasons:

The Board continues to believe that it is in the best interests of the Company and its shareowners to have the flexibility to determine the most effective leadership structure for the Board based on an assessment of the Company’s circumstances from time to time using its best business judgment.

Our Board is best positioned to determine the most effective leadership structure to protect and enhance long-term shareowner value in light of the unique opportunities and challenges that the Company may face at any particular time. The Board believes that the current leadership model provides strong and consistent leadership and independent and effective oversight of the Company’s business and affairs. The proposal attempts to impose a rigid policy that does not permit the Board, regardless of the circumstances, to exercise judgment about the leadership structure that would best serve the interests of our shareowners, and the Board does not believe that adoption of the one-size-fits-all, permanent approach espoused by the proponent is the right approach, nor is it in the best interests of, or necessary for, the Company or its shareowners.
A flexible approach to Board leadership structure has been an important enabler for Honeywell. For instance, when Mr. Kapur was elected CEO in 2023, the Board separated the roles of Chair and CEO, with our former CEO serving as Executive Chairman to provide continuity during the transition. In 2024, the independent directors determined that, in light of the decision-making speed and agility required to drive an ambitious organic and inorganic growth agenda while executing a comprehensive portfolio transformation, the best leadership structure was to have a combined Chair and CEO supported by a strong independent Lead Director. This structure would enable Mr. Kapur to drive consistency, stability, and focus while ensuring independent director engagement and oversight through our independent Lead Director and other corporate governance practices and policies.
In addition, the proposal’s prescriptive, inflexible approach to Board leadership is not the practice of the majority of companies in the S&P 500. According to the 2023 Disclosure Practices on Board Leadership and Structure published by The Conference Board, 76% of S&P 500 companies provided that the board has the flexibility to determine its leadership structure considering the circumstances it faces as of August 2023, and only 17% of S&P 500 companies stated that the CEO and chair role should be separated. Additionally, according to the 2024 U.S. Spencer Stuart Board Index, only 39% of companies in the S&P 500 have an independent board chair, while 66% of companies have appointed a lead or presiding director, like Honeywell.
This proposal would restrict the Board’s discretion to use its experience and judgment to make the most appropriate decision on its leadership structure. The Board believes that rather than taking a one-size-fits-all, permanent approach to board leadership, the Board’s fiduciary duties are best fulfilled by retaining flexibility to determine the leadership structure that serves the best interests of Honeywell and our shareowners, taking into account Honeywell’s needs and circumstances at any given time.

Honeywell's highly independent Board, which consists entirely of independent directors other than our CEO, combined with the robust independent Lead Director role and Honeywell’s strong corporate governance practices and policies, enable effective Board oversight in the best interests of our shareowners.

All but one of Honeywell’s directors are independent. In addition, all members of our Board committees are independent, which ensures that oversight of critical matters, such as the integrity of Honeywell’s financial statements, the compensation of our executive officers, the selection and evaluation of directors, and the development of corporate governance policies and practices, among other matters, is entrusted to independent directors. The Board and each of its committees have unrestricted access to Honeywell’s officers, and employees and have the authority to ask questions and conduct investigations and to retain legal, accounting, financial, or other outside advisors as they deem necessary or appropriate to fulfill their duties.
Furthermore, as a result of the Company’s Board refreshment efforts, 40% of the Company’s independent directors have joined the Board in the past six years, resulting in a balanced range of tenures and ensuring both continuity and fresh perspectives among our Board members. The strength and experience of our independent directors, almost all of whom have served as CEOs, combined with the corporate governance practices memorialized in our Corporate Governance Guidelines, By-laws, and other governance policies and practices, reinforce the Board’s alignment with, and accountability to, shareowners.
Moreover, the Board is committed to strong corporate governance practices and policies. Our existing corporate governance practices reinforce the Board’s alignment with, and accountability to, our shareowners. Our current governance practices include the annual election of all directors, a majority voting policy with a mandatory resignation policy, ongoing Board refreshment, shareowner proxy access, an annual self-evaluation of the Board and each of its committees, robust director and executive stock ownership guidelines, shareowners’ right to call special meetings, majority shareowner vote to amend our Certificate of Incorporation and By-laws, and an active shareowner outreach and engagement program. Reflecting the Board’s commitment to continuous improvement, the Board regularly reviews its governance practices to ensure that our practices promote shareowner value and effective functioning of the Board.

110	| 2025 NOTICE AND PROXY STATEMENT

PROPOSAL 5: SHAREOWNER PROPOSAL — INDEPENDENT BOARD CHAIRMAN
In addition to the foregoing, Honeywell's Corporate Governance Guidelines require that, whenever the Chairman is not an independent director, the Board appoint an independent Lead Director, which role, and its responsibilities and authorities, are equivalent to that of an independent Chairman. Honeywell has had an independent director serving as Lead Director for the past 10 years. The independent Lead Director role, combined with our other corporate governance practices, provides robust independent leadership and the level of leadership and oversight requested by this proposal, and ensures effective independent oversight at all times. For example, the independent Lead Director's responsibilities and authorities include:
•Review, approve, and as appropriate, make changes to Board meeting agendas and Board meeting schedules, including to add or remove agenda items and to ensure that there is adequate time to discuss all agenda items.
•Review and, as appropriate, make changes to Board presentation materials and other materials provided to the Board. If the independent Lead Director believes a topic should be covered at a Board meeting that was initially not on the agenda for such meeting, he or she has the ability to ensure that the topic is addressed.
•Call meetings of the independent directors and call special meetings of the Board at any time in his or her discretion.
•Serve as the chairperson, or presiding director, for regular executive sessions of independent directors.
•Act as a liaison between the independent directors and the Chairman regarding any specific feedback or issues, and coordinate with the Chairman regarding information to be provided to the independent directors in performing their duties.
The independent Lead Director plays an important role in Honeywell's governance structure, serving as the de facto leader of the independent directors, and the focal point charged with ensuring that the Board as a whole is providing appropriate independent oversight of management. The independent Lead Director also meets directly with our largest shareowners at least twice per year and has a number of other responsibilities, which are described further under “Board Leadership Structure” on page 28 of this Proxy Statement.
The strength and varied backgrounds of our independent directors and the robust independent Lead Director role, as well as Board processes that ensure the transparent flow of information to our directors and ample opportunity for our independent directors to deliberate solely amongst themselves, and our other corporate governance policies and practices, ensure the independent functioning of the Board.

The Board understands the importance of the independent Lead Director role and has elected William S. Ayer to serve as independent Lead Director.
The independent Lead Director is elected biennially by the independent directors to serve a two-year term. In 2024, Honeywell's independent directors elected Mr. Ayer to serve as independent Lead Director. Mr. Ayer has served on Honeywell's Board as an independent director for 10 years and brings to the role a deep knowledge of the Company and its transformation journey, as well as excellent working relationships with the other directors and Honeywell’s management. Mr. Ayer's experience leading a large public company over three decades of leadership roles at Alaska Air Group, his aerospace expertise, which aligns with the Future of Aviation, one of our three megatrends, and his governance experience enable him to serve as an effective and independent Lead Director.

Our shareowners, who have considered iterations of this proposal 12 times since 2003, have consistently declined to require a separation of the Chairman and CEO roles, with less than 26% of shareowners supporting this proposal at the 2024 Annual Meeting of Shareowners.

Honeywell has received an independent chair proposal 12 times over the past 22 years, and our shareowners have previously rejected all of the prior proposals on this topic, with shareowner support dropping from 44% at the 2023 Annual Meeting of Shareowners to less than 26% at the 2024 Annual Meeting of Shareowners.
The Company also engages with shareowners on this issue as part of our regular outreach and shareowner engagement efforts. For instance, during the Company's fall 2023 shareowner engagement program, shareowners representing over 65% of the shares held by the firms we spoke with indicated that they would not support an independent chair proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

2025 NOTICE AND PROXY STATEMENT |	111

ADDITIONAL INFORMATION
OTHER BUSINESS
The Board knows of no other matters to be presented for shareowner action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.
This Proxy Statement is dated [●], 2025. You should not assume the information contained in this Proxy Statement is accurate as of any date other than this date, and neither the mailing (or otherwise making available) of this Proxy Statement nor the issuance of the Holdco common stock or Honeywell Parent common stock pursuant to the Agreement and Plan of Merger implies that the information is accurate as of any other date.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Honeywell has written policies and procedures for approval or ratification of related person transactions. Article eight of Honeywell’s Amended and Restated Certificate of Incorporation provides that a related or interested party transaction shall not be void or voidable if such transaction is duly authorized or ratified by a majority of the disinterested members of the Board. Consistent with SEC rules, a related or interested party transaction includes a transaction between the Company and a director, director nominee, or executive officer of the Company or a beneficial owner of more than 5% of the Company’s common stock or any of their respective immediate family members. Furthermore, the Honeywell Code of Business Conduct requires that each director and executive officer report to the Board of Directors on an ongoing basis any relationship or transaction that may create or appear to create a conflict between the personal interests of those individuals (or their immediate family members) and the interests of the Company. A conflict, or appearance of a conflict, might arise, for example, by accepting gifts or loans from a current or potential customer, supplier, or competitor, owning a financial interest in, or serving in a business capacity with, an outside enterprise that competes with or does or wishes to do business with the Company, serving as an intermediary for the benefit of a third party in transactions involving the Company, or using confidential Company information or other corporate assets for personal profit.
Conflict of interest or related party transactions are referred to the Corporate Governance and Responsibility Committee (CGRC), which is responsible for reviewing and overseeing related party transactions for potential conflict of interest situations on an ongoing basis, as appropriate. The CGRC and the Board must review any potential conflict and determine whether any action is required. This includes whether to authorize, ratify, or direct the unwinding of the relationship or transaction under consideration, as well as ensure that appropriate controls are in place to protect Honeywell and its shareowners. In making that determination, the Board and CGRC consider all relevant facts and circumstances, such as:
•The benefits of the transaction to Honeywell;
•The terms of the transaction and whether they are arm’s-length and in the ordinary course of the Company’s business;
•The direct or indirect nature of the related person’s interest in the transaction;
•The size and expected term of the transaction; and
•Other facts and circumstances that bear on the materiality of the related person transaction under applicable law and listing standards.
Each director and officer also completes and signs a questionnaire at the end of each fiscal year to confirm that there are no material relationships or related person transactions between such individuals and the Company other than those previously disclosed to Honeywell. This ensures that all material relationships and related person transactions are identified, reviewed, and disclosed in accordance with applicable policies, procedures, and regulations. There are no family relationships among any of our directors or executive officers.
VIRTUAL ANNUAL MEETING
Considering our positive virtual meeting experience the last several years, the Board has chosen to hold the Company’s Annual Meeting in a virtual format again this year. Last year, Honeywell’s Chairman and CEO led the meeting and used the platform to speak directly to shareowners. The proponent of the one shareowner proposal had a choice between presenting his statement live by dialing in to the meeting or providing a pre-recorded message, and shareowners also had an opportunity to submit questions both before and during the meeting. Honeywell’s Chairman and CEO answered most of the questions

112	| 2025 NOTICE AND PROXY STATEMENT

ADDITIONAL INFORMATION
during the time allotted for Q&A. We responded to appropriately submitted, but unanswered, questions in writing by posting the questions and answers on our Investor Relations website after the meeting. In comparison to typical in-person meetings, the Company believes the virtual format enables more meaningful engagement and a greater level of information sharing with a broader group of shareowners. See “Participation in the Annual Meeting” below for additional information regarding attending our virtual Annual Meeting.
PARTICIPATION IN THE ANNUAL MEETING
We will be hosting the Annual Meeting in a virtual-only format. Any shareowner can listen to and participate in, and vote at, the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/HON2025, and a transcript of the meeting will be posted after the meeting on our Investor Relations website at investor.honeywell.com. After the Annual Meeting, we will spend up to 30 minutes answering shareowner questions that comply with our Annual Meeting rules of conduct. The questions and responses will be included in the meeting transcript. Shareowners may submit questions before the meeting through www.proxyvote.com and during the meeting through the virtual Annual Meeting web portal. We will respond to appropriately submitted, but unanswered, questions in writing by posting the questions and answers on our Investor Relations website soon after the meeting.
The Annual Meeting webcast will begin promptly at 10:30 a.m. EDT. We encourage you to access the Annual Meeting portal prior to the start time. Online check-in will begin approximately 15 minutes prior to the start of the Annual Meeting on [●], 2025.
Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting.

Materials Needed to Participate in the Annual Meeting. You will need the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form (if you received a printed copy of the Proxy Materials) or included in the email to you (if you received your Proxy Materials by email) in order to access the meeting, vote your shares, and submit questions. If you do not have your control number, you will not be able to attend, vote your shares, or submit questions before or during the Annual Meeting. Please contact Honeywell Investor Relations at investorrelations@honeywell.com for assistance if you are unable to locate your control number.

Technical Assistance. There will be technicians ready to assist you with any technical difficulties you may have when trying to access the meeting or submitting questions during the meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number which will be posted on the virtual Annual Meeting log-in page.

NOTICE AND ACCESS
The SEC’s “Notice and Access” rule allows companies to deliver a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) to shareowners in lieu of a paper copy of the Proxy Statement and related materials and the Company’s Annual Report to Shareowners (Proxy Materials). The Notice of Internet Availability provides instructions as to how shareowners can access the Proxy Materials online, contains a listing of matters to be considered at the meeting, and sets forth instructions as to how shares can be voted. Instructions for requesting a paper copy of the Proxy Materials are set forth in the Notice of Internet Availability.

Proxy Materials Are Available at www.proxyvote.com. You will need to enter the 16-digit control number located on the Notice of Internet Availability or proxy card.
STOCK OWNERSHIP INFORMATION
FIVE PERCENT OWNERS OF COMPANY STOCK
The following table lists information about those holders known to Honeywell to be the beneficial owners of 5% or more of our outstanding shares of common stock as of December 31, 2024:

Name and Complete Mailing Address	Number of Shares		Percent of Common Stock Outstanding(3)
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	61,121,019	(1)	9.4%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	42,313,312	(2)	6.5%

2025 NOTICE AND PROXY STATEMENT |	113

ADDITIONAL INFORMATION
(1)The information is based on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. The Vanguard Group and certain related entities reported shared voting power in respect of 761,343 shares, sole dispositive power in respect of 58,475,718 shares, and shared dispositive power in respect of 2,645,301 shares.
(2)The information is based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 29, 2024. BlackRock, Inc. and certain related entities reported sole voting power in respect of 38,935,560 shares and sole dispositive power in respect of 42,313,312 shares.
(3)Based on 648,767,746 shares of common stock outstanding on February 19, 2025.
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
For illustrative purposes, the stock ownership numbers set forth below are provided as of February 14, 2025, and include restricted stock units and stock options vesting within 60 days of the record date [●].
The following table lists information as of February 14, 2025, about the beneficial ownership of common stock by each director or director nominee, by each executive officer named in the Summary Compensation Table, and by all directors (including nominees) and executive officers of Honeywell as a group. Beneficial ownership is determined according to the rules of the SEC, and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of [●], 2025, and RSUs that will vest within 60 days of [●], 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.
Shares of our common stock that are subject to options currently exercisable or exercisable within 60 days of [●], 2025, and RSUs that will vest within 60 days of [●], 2025, are deemed to be outstanding for computing the percentage ownership of the person holding these options or RSUs and the percentage ownership of any group in which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.

	Components of Beneficial Ownership (Number of Shares)
Name(1)	Common Stock Beneficially Owned	Right to Acquire(2)	Other Stock-Based Holdings(3)	Total Number of Shares(4)
Duncan B. Angove	2,258	10,524	6,383	19,165
William S. Ayer	10,469	10,524	4,996	25,989
Kevin Burke	27,972	13,530	12,361	53,863
D. Scott Davis	29,567	13,530	22,385	65,482
Deborah Flint	1,721	7,562	1,935	11,218
Vimal Kapur	33,722	215,745	1,769	251,236
Michael W. Lamach	985	947	585	2,517
Rose Lee	805	2,829	1,136	4,770
Grace Lieblein	13,104	13,530	7,156	33,790
Robin L. Washington	13,173	19,971	6,600	39,744
Robin Watson	581	2,030	961	3,572
Lucian Boldea	16,283	36,181	341	52,805
James Currier	2,252	28,146	835	31,233
Gregory P. Lewis	33,722	273,734	4,104	311,560
Anne T. Madden	48,342	304,599	42,648	395,589
All directors, nominees, and executive officers as a group, including the above-named persons (19 people)	290,095	1,108,129	116,969	1,515,193
(1)c/o Honeywell International Inc., 855 S. Mint Street, Charlotte, NC 28202.
(2)Includes shares that the named individual or group has the right to acquire through the exercise of vested stock options and shares that the named individual or group has the right to acquire through the vesting of restricted stock units and stock options within 60 days of [●], 2025.
(3)Includes shares and/or share-equivalents in deferred accounts as to which no voting or investment power exists.
(4)The total beneficial ownership for any individual and the total beneficial ownership for the group are both less than 1% of the shares of common stock outstanding as of [●], 2025.

114	| 2025 NOTICE AND PROXY STATEMENT

ADDITIONAL INFORMATION
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based solely on a review of the copies of such reports and representations that no other reports were required, we believe that in 2024, and to date in 2025, all applicable Section 16(a) reports were timely filed, except that the Form 3 that was timely filed for Mr. Kenneth J. West inadvertently omitted his holdings in the Honeywell 401(k) plan.
VOTING PROCEDURES
METHODS OF VOTING
Shareowners of Record. If your shares are registered directly in your name with Honeywell’s transfer agent, EQ Shareowner Services, you are considered the shareowner of record of those shares. Shareowners of record can vote via the Internet at www.proxyvote.com, by scanning the QR code with a mobile device, by calling +1 (800) 690-6903, or by signing and returning a proxy card. Votes submitted by Internet, mobile device, or telephone must be received by 11:59 p.m. EDT on [●], 2025.
If you indicate when voting online or by phone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as they may determine in their best judgment with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners. If your shares are held in a stock brokerage account by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these Proxy Materials are being forwarded to you by your bank, broker, trustee, or nominee who is considered the shareowner of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee, or nominee on how to vote via the Internet or by telephone or mobile device if the bank, broker, trustee, or nominee offers these options or by signing and returning a voting instruction card. Your bank, broker, trustee, or nominee will send you instructions for voting your shares. If you do not provide the bank, broker, trustee, or other nominee that holds your shares with specific voting instructions, then such bank, broker, trustee, or other nominee may generally vote your shares in their discretion on “routine” matters, but cannot vote on “non-routine” matters. Proposal No. 3, the approval of the appointment of Deloitte, is considered a routine matter; because a bank, broker, trustee, or other nominee may generally vote in their discretion on routine matters, no broker non-votes are expected in connection with Proposal No. 3. The following proposals are considered non-routine matters: Proposal No. 1, election of directors; Proposal No. 2, advisory vote to approve executive compensation; Proposal No. 4, the Liability Management Reorganization proposal; and Proposal No. 5, independent Board chairman, which is a shareowner proposal. If the bank, broker, trustee, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares, which is generally referred to as a “broker non-vote.” Accordingly, broker non-votes may exist in connection with Proposal Nos. 1, 2, 4, and 5. With respect to Proposal Nos. 1, 2, and 5, in the absence of instructions, shares subject to such broker non-votes will not be counted as voted or as present or represented on those proposals and so will have no effect on the vote outcome of Proposal Nos. 1, 2, and 5. With respect to Proposal No. 4, in the absence of instructions, shares subject to such broker non-votes will have the same effect as votes against Proposal No. 4.
As described above, brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares. Votes directed by Internet, mobile device, or telephone through such a bank, broker, trustee, or nominee must be received by 11:59 p.m. EDT on [●], 2025, or such other date and time indicated in the materials provided by such bank, broker, trustee, or nominee.
Participants in Honeywell Savings Plans. Participants in Honeywell stock funds within Honeywell savings plans are considered the beneficial owners of the shares held by the savings plans. The trustee of each savings plan is the shareowner of record for shares held by Honeywell stock funds within that plan. Participants in Honeywell stock funds within Honeywell savings plans can direct the trustee of the relevant plan to vote their shares via the Internet at www.proxyvote.com, by scanning the QR code with a mobile device, by calling +1 (800) 690-6903, or by signing and returning a proxy card.
Each trustee will vote shares as to which no directions are received in the same ratio as shares with respect to which directions have been received from other participants in the relevant plan, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA). We encourage you to provide instructions to the relevant trustee regarding the voting of your shares. Directions provided by Internet, mobile device, or telephone must be received by 5:00 p.m. EDT on [●], 2025.

Your Vote Is Very Important to Us. Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible.

2025 NOTICE AND PROXY STATEMENT |	115

ADDITIONAL INFORMATION
CONFIDENTIAL VOTING POLICY
It is our policy that any proxy, ballot, or other voting material that identifies the particular vote of a shareowner and contains the shareowner’s request for confidential treatment will be kept confidential, except in the event of a contested proxy solicitation or as may be required by law.
We may be informed whether or not a particular shareowner has voted and will have access to any comment written on a proxy, ballot, or other material and to the identity of the commenting shareowner. Under the policy, the inspectors of election at any shareowner meeting will be independent parties unaffiliated with Honeywell.
REVOKING YOUR PROXY
Whether you vote or direct your vote by mail, telephone, mobile device, or via the Internet, if you are a shareowner of record or a participant in Honeywell stock funds within Honeywell savings plans, unless otherwise noted, you may later revoke your proxy by:
•Sending a timely written statement to that effect to the Corporate Secretary of Honeywell;
•Submitting a properly signed proxy with a later date;
•Submitting a proxy vote by telephone, mobile device, or via the Internet at a later time (if initially able to vote in that manner) so long as such vote or voting direction is received by the applicable date and time set forth above for shareowners of record and participants in Honeywell savings plans; or
•Voting at the Annual Meeting (except for shares held in the savings plans).
If you hold your shares through a bank, broker, trustee, or nominee and you have instructed the bank, broker, trustee, or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee, or nominee to change those instructions.
QUORUM; VOTE REQUIRED; ABSTENTIONS AND BROKER NON-VOTES
The required quorum for the transaction of business at the meeting is a majority of the total outstanding shares of common stock entitled to vote at the meeting, either present in person (virtually) or represented by proxy. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.
Regarding Proposal No. 1, Honeywell’s By-laws provide that in any uncontested election of directors (an election in which the number of nominees does not exceed the number of directors to be elected), any nominee who receives a greater number of votes cast “FOR” his or her election than votes cast “AGAINST” his or her election (excluding abstentions) will be elected to the Board of Directors. Shares not represented in person or by proxy at the Annual Meeting, abstentions, and broker non-votes will have no effect on the election of directors.
The affirmative vote of a majority of shares present or represented by proxy and entitled to vote on each of Proposal Nos. 2, 3, and 5 is required for approval of these proposals. Abstentions will be counted toward the tabulation of votes present or represented on these proposals and will have the same effect as votes against these proposals. Shares not represented in person or by proxy at the Annual Meeting and broker non-votes will have no effect on the vote outcome of these proposals. While the votes on Proposal Nos. 2 and 3 are advisory and not binding on the Board or the Company, the Board or applicable committee will take into consideration the outcome of the votes when making future decisions regarding executive compensation and the auditor appointment, respectively.
The affirmative vote of a majority of the issued and outstanding shares of Honeywell common stock entitled to vote on Proposal No. 4 is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as votes against Proposal No. 4.
RESULTS OF THE VOTE
We will announce preliminary voting results at the Annual Meeting and publish them on our Investor Relations website at investor.honeywell.com. Voting results will also be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, and they will be available on the same website.

116	| 2025 NOTICE AND PROXY STATEMENT

ADDITIONAL INFORMATION
SHARES OUTSTANDING
At the close of business on February 19, 2025, there were 648,767,746 shares of common stock outstanding. Each share outstanding as of the [●] 2025 record date is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting.
ELIMINATING DUPLICATE MAILINGS
Beneficial owners of common stock who share a single address will receive only one copy of the Notice of Internet Availability or the Proxy Materials, as the case may be, unless their broker, bank, trustee, or nominee has received contrary instructions from any beneficial owner at that address. This practice, known as “householding,” is designed to reduce printing and mailing costs. If any beneficial shareowner(s) sharing a single address wish to discontinue householding and receive a separate copy of the Notice of Internet Availability or the Proxy Materials, as the case may be, we will have a separate copy promptly delivered to you upon your written or oral request. To make the request, they may contact Broadridge, either by calling +1 (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, and including their name, the name of their broker or other nominee, and their account number(s). Beneficial owners may also contact Broadridge if they received multiple copies of the Proxy Materials and prefer to receive a single copy in the future.
EXPENSES OF SOLICITATION
Honeywell pays the cost of preparing, assembling, and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited by Honeywell officers and employees by telephone or other means of communication. Honeywell pays all costs of solicitation, including certain expenses of brokers and nominees who mail Proxy Materials to their customers or principals. We may retain a proxy solicitor in conjunction with the Annual Meeting, and its employees may assist us in the solicitation. We will pay all costs of soliciting proxies, including a fee and reasonable out-of-pocket expenses for the proxy solicitor, if any.
ELECTRONIC ACCESS TO THE PROXY MATERIALS
You can elect to receive future Proxy Materials by email, which will save us the cost of producing and mailing documents to you. Shareowners may enroll to receive Proxy Materials electronically as follows:

Shareowners of Record. If you are a registered shareowner, you may request electronic delivery when submitting your vote for this meeting on the Internet at www.proxyvote.com.

Beneficial Holders. If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

SHAREOWNER PROPOSALS AND BOARD NOMINEES
SHAREOWNER PROPOSALS FOR 2026 ANNUAL MEETING
In order for a shareowner proposal to be considered for inclusion in Honeywell’s Proxy Statement for the 2026 Annual Meeting of Shareowners pursuant to Rule 14a-8 of the SEC, the proposal must be received at the Company’s offices no later than the close of business on [●], 2025. Proposals submitted thereafter will be opposed as not timely filed.
If a shareowner intends to present a proposal for consideration at the 2026 Annual Meeting of Shareowners pursuant to the procedures contemplated in Honeywell’s By-laws, outside the processes of SEC Rule 14a-8 or the proxy access provisions in Honeywell’s By-laws, Honeywell must receive notice of such proposal not earlier than [●], 2026, and not later than [●], 2026. Otherwise, the proposal will be considered untimely under Honeywell’s By-laws. The notice must contain the information required by Honeywell's By-laws, including, but not limited to, a brief description of the proposal, the reasons for conducting such business, the name and address of the shareowner, the number of shares of Honeywell’s common stock the shareowner beneficially owns, and any material interest of the shareowner in such business. If the required information is not supplied as provided in Honeywell’s By-laws, the proposal will not be considered at the 2026 Annual Meeting of Shareowners. In addition, Honeywell’s proxies will have discretionary voting authority on any vote with respect to such proposal, if presented at the meeting, without including information regarding the proposal in its Proxy Materials.
Any shareowner wishing to submit a shareowner proposal should send notice to: Corporate Secretary, Honeywell, 855 S. Mint Street, Charlotte, NC 28202, and honcorpsec@honeywell.com.

2025 NOTICE AND PROXY STATEMENT |	117

ADDITIONAL INFORMATION
DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING
Proxy Access Nominations. Honeywell’s By-laws allow a single shareowner or a group of up to 20 shareowners who have held at least 3% of Honeywell stock for at least three years and who comply with the additional requirements in Honeywell’s By-laws to submit director nominees (the greater of 20% of the Board or two directors) for inclusion in Honeywell’s Proxy Statement if the shareowner(s) and the nominee(s) satisfy the requirements specified in Honeywell’s By-laws. Notice must be received by the Corporate Secretary of Honeywell at 855 S. Mint Street, Charlotte, NC 28202, not earlier than the close of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date the definitive Proxy Statement was first released to shareowners in connection with the preceding year’s Annual Meeting, subject to certain exceptions specified in Honeywell’s By-laws. For the 2026 Annual Meeting, such notice must be received not earlier than [●], 2026, and not later than [●], 2026. Honeywell did not receive any such nominations for the 2025 Annual Meeting of Shareowners.
Non-Proxy Access Nominations. Honeywell’s By-laws state that any shareowner of record entitled to vote at the Annual Meeting who intends to make a nomination for director must notify the Corporate Secretary in writing not more than 120 days and not less than 90 days prior to the first anniversary of the preceding year’s Annual Meeting, subject to certain exceptions specified in Honeywell’s By-laws. The notice must meet the requirements contained in the By-laws, a copy of which can be obtained from the Corporate Secretary. For the 2026 Annual Meeting, such notice must be received not earlier than [●], 2026 and not later than [●], 2026. Honeywell did not receive any such nominations for the 2025 Annual Meeting of Shareowners.
Universal Proxy Rules. In addition to satisfying the foregoing requirements under our By-laws, including advance notice of director nominations, to comply with the universal proxy rules, shareowners who intend to solicit proxies in support of director nominees other than Honeywell’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than [●], 2026. Such notice may be mailed to the Corporate Secretary at the address above.
Shareowner Recommendations. Shareowners wishing to recommend a director candidate to the CGRC for its consideration should write to the CGRC, in care of Corporate Secretary, Honeywell, 855 S. Mint Street, Charlotte, NC 28202, and must comply with the requirements specified in the Shareowners Nomination Policy adopted by the CGRC as described below. To receive consideration, a recommendation should include the candidate’s name, biographical data, a description of his or her qualifications in light of the criteria described in this Proxy Statement and our By-laws, and any other information required by the Shareowners Nomination Policy, which can be requested from our Corporate Secretary via email (honcorpsec@honeywell.com) or by mail at the address above. The CGRC evaluates candidates recommended by shareowners using the same criteria as for other candidates recommended by existing Board members or other persons, as described above under “Evaluation and Nomination of Director Candidates.”
WHERE SHAREOWNERS CAN FIND MORE INFORMATION
SEC FILINGS AND REPORTS
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that Honeywell can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that Honeywell has previously filed with the SEC. These documents contain important information about Honeywell and its financial condition and are incorporated by reference into this Proxy Statement.
The following Honeywell filings with the SEC are incorporated by reference:
•Honeywell’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 14, 2025; and
•The description of Honeywell’s common stock under the heading “Description of Common Stock” in Exhibit 4.2 of Honeywell's Form 10-K, as filed with the SEC on February 14, 2025.
Honeywell also incorporates by reference into this Proxy Statement additional documents that it may file with the SEC between the date of this Proxy Statement and the date of the Annual Meeting. These documents include periodic reports, such as Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on Honeywell’s website is not part of this Proxy Statement, and therefore is not incorporated by reference into this Proxy Statement.

118	| 2025 NOTICE AND PROXY STATEMENT

ADDITIONAL INFORMATION
You may obtain any document we file without charge through the SEC's website at www.sec.gov, on our website at investor.honeywell.com (see “Financials/SEC Filings”) or upon written request to Honeywell International Inc., 855 South Mint Street, Charlotte, NC 28202, Attention: Corporate Secretary.
Please visit our website at investor.honeywell.com (see “Governance/Governance Overview”) to view our governance documents, including our Charter and By-laws, Corporate Governance Guidelines, Code of Business Conduct, and Board committee charters.
COMMUNICATING WITH MANAGEMENT AND INVESTOR RELATIONS
Our Investor Relations department is the primary point of contact for shareowner interaction with Honeywell. Shareowners should write to or call: Vice President, Investor Relations, Honeywell, 855 S. Mint Street, Charlotte, NC 28202, or +1 (704) 627-6200.
COMMUNICATING WITH THE BOARD
Shareowners, as well as other interested parties, may communicate directly with our independent Lead Director, the non-employee directors as a group, or individual directors by writing to: Corporate Secretary, Honeywell, 855 S. Mint Street, Charlotte, NC 28202. Honeywell’s Corporate Secretary reviews and promptly forwards communications to the directors as appropriate. Communication involving substantive accounting or auditing matters are forwarded to the Audit Committee Chair. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as business solicitation or advertisements; product or service related inquires; junk mail or mass mailings; resumes or other job‑related inquires; spam; and overly hostile, threatening, potentially illegal, or similarly unsuitable communications.
OUR WEBSITE
Honeywell uses our Investor Relations website, investor.honeywell.com, as a means of disclosing information that may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media. We encourage our shareowners to visit our website for more information about our financial, corporate governance, corporate responsibility, and sustainability policies, practices, and performance.

Visit Our Website at investor.honeywell.com.
Although we include references to our website throughout this Proxy Statement, information contained on or accessible through, including any reports available on, our website is not a part of, and is not incorporated by reference into, this Proxy Statement or any other report or document we file with the SEC. Any reference to our website throughout this Proxy Statement is intended to be an inactive textual reference only.
No assurance can be given that any plan, initiative, projection, goal, target, commitment, expectation, or prospect set forth in this Proxy Statement can or will be achieved. Inclusion of information in this Proxy Statement is not an indication that the subject or information is material to our business or operating results.
By Order of the Board of Directors,
SU PING LU
Corporate Secretary
[●], 2025

2025 NOTICE AND PROXY STATEMENT |	119

ADDITIONAL INFORMATION
CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS
This Proxy Statement, and the documents to which Honeywell refers you in this Proxy Statement, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the Liability Management Reorganization Proposal, the proposed spin-off of the Company's Advanced Materials business into a standalone, publicly traded company, the proposed separation of Automation and Aerospace, and the sale of the Personal Protective Equipment business. Forward-looking statements are those that address activities, events, or developments that we or our management intend, expect, project, believe, or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control, including Honeywell’s current expectations, estimates, and projections regarding, among other things, the expected date of closing of the proposed reorganization contemplated by the Liability Management Reorganization Proposal, the proposed spin-off of the Company's Advanced Materials business into a standalone, publicly traded company, the proposed separation of Automation and Aerospace, and the sale of the Personal Protective Equipment business. They are not guarantees of future performance, and actual results, developments, and business decisions may differ significantly from those envisaged by our forward-looking statements, including the consummation of the proposed reorganization contemplated by the Liability Management Reorganization Proposal, the spin-off of the Advanced Materials business, the proposed separation of Automation and Aerospace, and the sale of our Personal Protective Equipment business, and the anticipated benefits of each. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as lower GDP growth or recession, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, which can affect our performance in both the near and long term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this Proxy Statement can or will be achieved. These forward-looking statements should be considered in light of the information included in this Proxy Statement, including, without limitation, the information under the heading “Risk Factors Related to the Liability Management Reorganization Proposal” in this Proxy Statement, the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2024, and the description of trends and other factors in Management’s Discussion and Analysis of Financial Condition and Results of Operations set forth in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

120	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The following information provides definitions and reconciliations of certain non-GAAP financial measures presented in this Proxy Statement to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP).
Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. Management believes the change to adjust for amortization of acquisition-related intangibles and certain acquisition- and divestiture-related costs provides investors with a more meaningful measure of its performance period to period, aligns the measure to how management will evaluate performance internally, and makes it easier for investors to compare our performance to peers. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measures. Certain measures presented on a non-GAAP basis represent the impact of adjusting items net of tax. The tax-effect for adjusting items is determined individually and on a case-by-case basis. Included below are reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures. Other companies may calculate these non-GAAP measures differently, limiting the usefulness of these measures for comparative purposes.
Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they exclude significant expenses and income that are required by GAAP to be recognized in the consolidated financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Investors are urged to review the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate Honeywell’s business.
(1)RECONCILIATION OF EPS TO ADJUSTED EPS

	2021	2022	2023	2024
Earnings per share of common stock — diluted(1)	$7.91	$7.27	$8.47	$8.71
Pension mark-to-market expense(2)	0.05	0.64	0.19	0.14
Amortization of acquisition-related intangibles(3)	0.52	0.39	0.35	0.49
Changes in fair value for Garrett equity securities(4)	(0.03)	—	—	—
Garrett-related adjustments(5)	0.01	—	—	—
Gain on sale of retail footwear business(6)	(0.11)	—	—	—
Expense related to UOP Matters(7)	0.23	0.07	—	—
Russian-related charges(8)	—	0.43	—	0.03
Gain on sale of Russian entities(9)	—	(0.03)	—	—
Net expense related to the NARCO Buyout and HWI Sale(10)	—	0.38	0.01	—
Adjustment to estimated future Bendix liability(11)	—	—	0.49	—
Acquisition-related costs(12)	—	—	0.01	0.09
Divestiture-related costs(13)	—	—	—	0.04
Indefinite-lived intangible asset impairment(14)	—	—	—	0.06
Impairment of assets held for sale(15)	—	—	—	0.33
Adjusted earnings per share of common stock — diluted	8.58	9.15	9.52	9.89
(1)For the twelve months ended December 31, 2024, 2023, 2022, and 2021, adjusted earnings per share utilizes weighted average shares of approximately 655.3 million, 668.2 million, 683.1 million, and 700.4 million, respectively.
(2)Pension mark-to-market expense uses a blended tax rate of 25%, 18%, 16%, and 25%, net of tax benefit of $31 million, $27 million, $83 million, and $10 million in 2024, 2023, 2022, and 2021, respectively.
(3)For the twelve months ended December 31, 2024, 2023, 2022, and 2021, acquisition-related intangibles amortization includes approximately $324 million, $231 million, $264 million, and $363 million, net of tax benefit of approximately $91 million, $61 million, $69 million, and $102 million, respectively.
(4)For the twelve months ended December 31, 2021, the adjustment was $19 million, net of tax expense of $5 million, due to changes in fair value for Garrett equity securities.
(5)For the twelve months ended December 31, 2021, the adjustment was $7 million, without tax benefit, due to a non-cash charge associated with a reduction in value of reimbursement receivables following Garrett's emergence from bankruptcy on April 30, 2021.
(6)For the twelve months ended December 31, 2021, the adjustment was $76 million, net of tax expense of $19 million, due to the gain on sale of the retail footwear business.

2025 NOTICE AND PROXY STATEMENT |	121

APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(7)For the twelve months ended December 31, 2022, and 2021, the adjustments were $45 million and $160 million, respectively, without tax benefit, due to an expense related to UOP matters.
(8)For the twelve months ended December 31, 2024, the adjustment was a $17 million expense, without tax benefit, due to the settlement of a contractual dispute with a Russian entity associated with the Company’s suspension and wind-down activities in Russia. For the twelve months ended December 31, 2023, the adjustment was $3 million, without tax expense. For the twelve months ended December 31, 2022, the adjustment was $297 million, without tax benefit, to exclude charges and the accrual of reserves related to outstanding accounts receivable and contract assets, impairment of intangible assets, foreign exchange revaluation, inventory reserves, the write-down of other assets, impairment of property, plant and equipment, employee severance, and called guarantees related to the initial suspension and wind-down of our businesses and operations in Russia.
(9)For the twelve months ended December 31, 2022, the adjustment was $22 million, without tax expense, due to the gain on sale of Russian entities.
(10)For the twelve months ended December 31, 2023, and 2022, the adjustments were $8 million and $260 million, net of tax benefit of $3 million and $82 million, respectively, due to the net expense related to the NARCO Buyout and HWI Sale.
(11)Bendix Friction Materials (“Bendix”) is a business no longer owned by the Company. In 2023, the Company changed its valuation methodology for calculating legacy Bendix liabilities. For the twelve months ended December 31, 2023, the adjustment was $330 million, net of tax benefit of $104 million (or $434 million pre-tax) due to a change in the estimated liability for resolution of asserted (claims filed as of the financial statement date) and unasserted Bendix-related asbestos claims. The Company experienced fluctuations in average resolution values year-over-year in each of the past five years with no well-established trends in either direction. In 2023, the Company observed two consecutive years of increasing average resolution values (2023 and 2022), with more volatility in the earlier years of the five-year period (2019 through 2021). Based on these observations, the Company, during its annual review in the fourth quarter of 2023, reevaluated its valuation methodology and elected to give more weight to the two most recent years by shortening the look-back period from five years to two years (2023 and 2022). The Company believes that the average resolution values in the last two consecutive years are likely more representative of expected resolution values in future periods. The $434 million pre-tax amount is attributable primarily to shortening the look-back period to the two most recent years, and to a lesser extent to increasing expected resolution values for a subset of asserted claims to adjust for higher claim values in that subset than in the modelled two-year data set. It is not possible to predict whether such resolution values will increase, decrease, or stabilize in the future, given recent litigation trends within the tort system and the inherent uncertainty in predicting the outcome of such trends. The Company will continue to monitor Bendix claim resolution values and other trends within the tort system to assess the appropriate look-back period for determining average resolution values going forward.
(12)For the twelve months ended December 31, 2024, and 2023, the adjustments for acquisition-related costs, which are principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, were approximately $59 million and $7 million, net of tax benefit of approximately $16 million and $2 million, respectively.
(13)For the twelve months ended December 31, 2024, the adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was approximately $23 million, net of tax benefit of approximately $6 million.
(14)For the twelve months ended December 31, 2024, the impairment charge of indefinite-lived intangible assets associated with the personal protective equipment business was $37 million, net of tax benefit of $11 million.
(15)For the twelve months ended December 31, 2024, the impairment charge of assets held for sale was $219 million, with no tax benefit.
We define adjusted earnings per share as diluted earnings per share adjusted to exclude various charges as listed above. We believe adjusted earnings per share is a measure that is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.
Acquisition amortization and acquisition- and divestiture-related costs are significantly impacted by the timing, size, and number of acquisitions or divestitures we complete and are not on a predictable cycle, and we make no comment as to when or whether any future acquisitions or divestitures may occur. We believe excluding these costs provides investors with a more meaningful comparison of operating performance over time and with both acquisitive and other peer companies.
(2)RECONCILIATION OF OPERATING INCOME TO SEGMENT PROFIT AND CALCULATION OF OPERATING INCOME AND SEGMENT PROFIT MARGINS

($M)	2020	2021	2022	2023	2024
Operating income	$5,696	$6,200	$6,427	$7,084	$7,441
Stock compensation expense(1)	168	217	188	202	194
Repositioning, Other(2,3)	641	636	942	952	292
Pension and other postretirement service costs(3)	160	159	132	66	65
Amortization of acquisition-related intangibles(4)	358	465	333	292	415
Acquisition-related costs(5)	—	—	—	2	25
Indefinite-lived intangible asset impairment(1)	—	—	—	—	48
Impairment of assets held for sale	—	—	—	—	219
Segment profit	7,023	7,677	8,022	8,598	8,699
Operating income	5,696	6,200	6,427	7,084	7,441
÷ Net sales	32,637	34,392	35,466	36,662	38,498
Operating income margin %	17.5%	18.0%	18.1%	19.3%	19.3%
Segment profit	7,023	7,677	8,022	8,598	8,699
÷ Net sales	32,637	34,392	35,466	36,662	38,498
Segment profit margin %	21.5%	22.3%	22.6%	23.5%	22.6%
(1)Included in Selling, general, and administrative expenses.
(2)Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges. For the twelve months ended December 31, 2022, other charges include an expense of $250 million related to reserves against outstanding accounts receivables, contract assets, and inventory, as well as the write-down of other assets and employee severance related to the initial suspension and wind-down of our businesses and operations in Russia. For the twelve months ended December 31, 2022, and 2021, other charges include $41 million and $105 million, respectively, of incremental long-term contract labor cost inefficiencies due to severe supply chain disruptions (attributable to the COVID-19 pandemic) related to the warehouse automation business within the

122	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Safety and Productivity Solutions segment. These costs include incurred amounts and provisions for anticipated losses recognized when total estimated costs at completion for certain of the business’ long-term contracts exceeded total estimated revenue. These certain costs represent unproductive labor costs due to unexpected supplier delays and the resulting downstream installation issues, demobilization, and remobilization of contract workers, and resolution of contractor disputes.
(3)Included in Cost of products and services sold and Selling, general, and administrative expenses.
(4)Included in Cost of products and services sold.
(5)Included in Other (income) expense. Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.
We define operating income as net sales less total cost of products and services sold, research and development expenses, impairment of assets held for sale, and selling, general and administrative expenses. We define segment profit, on an overall Honeywell basis, as operating income, excluding stock compensation expense, pension and other postretirement service costs, amortization of acquisition-related intangibles, certain acquisition- and divestiture-related costs and impairments, and repositioning and other charges. We define segment profit margin, on an overall Honeywell basis, as segment profit divided by net sales. We believe these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.
Acquisition amortization and acquisition- and divestiture-related costs are significantly impacted by the timing, size, and number of acquisitions or divestitures we complete and are not on a predictable cycle, and we make no comment as to when or whether any future acquisitions or divestitures may occur. We believe excluding these costs provides investors with a more meaningful comparison of operating performance over time and with both acquisitive and other peer companies.
(3)RECONCILIATION OF ORGANIC SALES PERCENT CHANGE

2024
Honeywell reported sales percent change	5%
Less: Foreign currency translation	—%
Less: Acquisitions, divestitures, and other, net	2%
Honeywell organic sales percent change	3%
We define organic sales percentage as the year-over-year change in reported sales relative to the comparable period, excluding the impact on sales from foreign currency translation and acquisitions, net of divestitures, for the first 12 months following the transaction date. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.
(4)RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW AND ADJUSTED FREE CASH FLOW AND CALCULATION OF FREE CASH FLOW MARGIN AND ADJUSTED FREE CASH FLOW MARGIN

($M)	2022	2023	2024
Cash provided by operating activities	$5,274	$5,340	$6,097
Capital expenditures	(766)	(1,039)	(1,164)
Garrett cash receipts	409	—	—
Free cash flow	4,917	4,301	4,933
Impact of settlements(1)	—	1,001	—
Adjusted free cash flow	4,917	5,302	4,933
Cash provided by operating activities	5,274	5,340	6,097
÷ Net sales	35,466	36,662	38,498
Operating cash flow margin %	14.9%	14.6%	15.8%
Free cash flow	4,917	4,301	4,933
÷ Net sales	35,466	36,662	38,498
Free cash flow margin %	13.9%	11.7%	12.8%
Adjusted free cash flow	4,917	5,302	4,933
÷ Net sales	35,466	36,662	38,498
Adjusted free cash flow margin %	13.9%	14.5%	12.8%
(1)For the twelve months ended December 31, 2023, impact of settlements was $1,001 million, net of tax benefit of $252 million, due to settlements related to the NARCO Buyout, HWI Sale, and UOP Matters.
We define free cash flow as cash provided by operating activities less cash for capital expenditures plus cash receipts from Garrett. We define adjusted free cash flow as free cash flow adjusted for settlements related to the NARCO Buyout, HWI Sale, and UOP Matters. We define free cash flow margin as free cash flow divided by net sales. We define adjusted free cash flow margin as adjusted free cash flow divided by net sales.

2025 NOTICE AND PROXY STATEMENT |	123

APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
We believe that free cash flow, adjusted free cash flow, free cash flow margin, and adjusted free cash flow margin are non-GAAP measures that are useful to investors and management as a measure of cash generated by operations that will be used to repay scheduled debt maturities and can be used to invest in future growth through new business development activities or acquisitions, pay dividends, repurchase stock, or repay debt obligations prior to their maturities. These measures can also be used to evaluate our ability to generate cash flow from operations and the impact that this cash flow has on our liquidity.
(5)RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO HONEYWELL

($M)	2022	2023	2024
Net income attributable to Honeywell	$4,966	$5,658	$5,705
Pension mark-to-market expense(1)	440	126	95
Amortization of acquisition-related intangibles(2)	264	231	324
Expense related to UOP Matters(3)	45	—	—
Russian-related charges(4)	297	(3)	17
Gain on sale of Russian entities(5)	(22)	—	—
Net expense related to the NARCO Buyout and HWI Sale(6)	260	8	—
Adjustment to estimated future Bendix liability(7)	—	330	—
Acquisition-related costs(8)	—	7	59
Divestiture-related costs(9)	—	—	23
Indefinite-lived intangible asset impairment(10)	—	—	37
Impairment of assets held for sale(11)	—	—	219
Adjusted net income attributable to Honeywell	6,250	6,357	6,479
(1)Pension mark-to-market expense uses a blended tax rate of 25%, 18%, and 16%, net of tax benefit of $31 million, $27 million, and $83 million in 2024, 2023, and 2022, respectively.
(2)For the twelve months ended December 31, 2024, 2023, and 2022, acquisition-related intangibles amortization includes approximately $324 million, $231 million, and $264 million, net of tax benefit of approximately $91 million, $61 million, and $69 million, respectively.
(3)For the twelve months ended December 31, 2022, the adjustment was $45 million, without tax benefit, due to an expense related to UOP matters.
(4)For the twelve months ended December 31, 2024, the adjustments were a $17 million expense, without tax benefit, due to the settlement of a contractual dispute with a Russian entity associated with the Company’s suspension and wind-down activities in Russia. For the year ended December 31, 2023, the adjustment was a benefit of $3 million, without tax expense. For the twelve months ended December 31, 2022, the adjustment was $297 million, without tax benefit, to exclude charges and the accrual of reserves related to outstanding accounts receivable and contract assets, impairment of intangible assets, foreign exchange revaluation, inventory reserves, the write-down of other assets, impairment of property, plant and equipment, employee severance, and called guarantees related to the initial suspension and wind-down of our businesses and operations in Russia.
(5)For the twelve months ended December 31, 2022, the adjustment was $22 million, without tax expense, due to the gain on sale of Russian entities.
(6)For the twelve months ended December 31, 2023, and 2022, the adjustments were $8 million and $260 million, net of tax benefit of $3 million and $82 million, respectively, due to the net expense related to the NARCO Buyout and HWI Sale.
(7)Bendix Friction Materials (“Bendix”) is a business no longer owned by the Company. In 2023, the Company changed its valuation methodology for calculating legacy Bendix liabilities. For the twelve months ended December 31, 2023, the adjustment was $330 million, net of tax benefit of $104 million (or $434 million pre-tax) due to a change in the estimated liability for resolution of asserted (claims filed as of the financial statement date) and unasserted Bendix-related asbestos claims. The Company experienced fluctuations in average resolution values year-over-year in each of the past five years with no well-established trends in either direction. In 2023, the Company observed two consecutive years of increasing average resolution values (2023 and 2022), with more volatility in the earlier years of the five-year period (2019 through 2021). Based on these observations, the Company, during its annual review in the fourth quarter of 2023, reevaluated its valuation methodology and elected to give more weight to the two most recent years by shortening the look-back period from five years to two years (2023 and 2022). The Company believes that the average resolution values in the last two consecutive years are likely more representative of expected resolution values in future periods. The $434 million pre-tax amount is attributable primarily to shortening the look-back period to the two most recent years, and to a lesser extent to increasing expected resolution values for a subset of asserted claims to adjust for higher claim values in that subset than in the modelled two-year data set. It is not possible to predict whether such resolution values will increase, decrease, or stabilize in the future, given recent litigation trends within the tort system and the inherent uncertainty in predicting the outcome of such trends. The Company will continue to monitor Bendix claim resolution values and other trends within the tort system to assess the appropriate look-back period for determining average resolution values going forward.
(8)For the twelve months ended December 31, 2024, and 2023, the adjustments for acquisition-related costs, which are principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, were approximately $59 million and $7 million, net of tax benefit of approximately $16 million and $2 million, respectively.
(9)For the twelve months ended December 31, 2024, the adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was approximately $23 million, net of tax benefit of approximately $6 million.
(10)For the twelve months ended December 31, 2024, the impairment charge of indefinite-lived intangible assets associated with the personal protective equipment business was $37 million, net of tax benefit of $11 million.
(11)For the twelve months ended December 31, 2024, the impairment charge of assets held for sale was $219 million, with no tax benefit.
We define adjusted net income attributable to Honeywell as net income attributable to Honeywell, adjusted to exclude various charges as listed above. We believe adjusted net income attributable to Honeywell is a measure that is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.
Acquisition amortization and acquisition- and divestiture-related costs are significantly impacted by the timing, size, and number of acquisitions or divestitures we complete and are not on a predictable cycle and we make no comment as to when or whether any future acquisitions or divestitures may occur. We believe excluding these costs provides investors with a more meaningful comparison of operating performance over time and with both acquisitive and other peer companies.

124	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(6)CALCULATION OF RETURN ON INVESTED CAPITAL (ROIC)

($M)	2022	2023	2024
Adjusted net income attributable to Honeywell	$6,250	$6,357	$6,479
Interest and other financial charges	414	765	1,058
Tax attributable to interest expense(1)	(86)	(160)	(212)
Adjusted net income before interest	6,578	6,962	7,325
Long-term debt(2)	14,689	15,843	21,021
Current maturities of long-term debt(2)	1,767	1,763	1,572
Commercial paper and other short-term borrowings(2)	3,130	2,401	3,179
Total shareowners' equity(2)	18,281	16,877	17,794
Net investment (two-point average)	37,867	36,884	43,566
Return on invested capital	17.4%	18.9%	16.8%
(1)Tax attributable to interest expense uses rates of 20.0%, 20.9%, and 20.8% for 2024, 2023, and 2022, respectively.
(2)Long-term debt, Current maturities of long-term debt, Commercial paper and other short-term borrowings, and Total shareowners' equity amounts are calculated as the average of the balance of each in the current year and year immediately preceding.
We calculate adjusted net income before interest by taking adjusted net income attributable to Honeywell and adjusting for items as listed above. We calculate net investment (two-point average) as the sum of the two-year averages of the balance sheet categories listed above. We calculate return on invested capital (ROIC) by dividing adjusted net income before interest by net investment (two-point average) calculations presented above. We believe ROIC is a measure that is useful to investors and management in understanding our ability to generate growth on investments made in our business.
We believe ROIC should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing, and financing activities, or other income statement or cash flow statement line items reported in accordance with GAAP. Other companies may calculate ROIC differently than we do, which may limit its usefulness as a comparative measure.

2025 NOTICE AND PROXY STATEMENT |	125

This page intentionally left blank.

APPENDIX B: AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [•], 2025, is made by and among Honeywell International Inc., a Delaware corporation (“Honeywell Parent”), Hyperion Holdco Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Honeywell Parent (“Holdco LLC”), Hyperion Merger Sub 1, Inc., a Delaware corporation and a direct and indirect subsidiary of Holdco LLC (“Merger Sub 1”), and Hyperion Merger Sub 2, Inc., a Delaware corporation and a direct wholly owned subsidiary of Honeywell Parent (“Merger Sub 2”).
RECITALS:
WHEREAS, as of the date hereof, the authorized capital stock of Honeywell Parent consists of (a) 2,000,000,000 shares of common stock, par value $1.00 per share (the “Honeywell Parent Common Stock”), and (b) 40,000,000 shares of preferred stock, without par value;
WHEREAS, as of the date hereof, the capital structure of Holdco LLC consists of one class of common units (the “Holdco Common Units”), of which 100 units are issued and outstanding and held by Honeywell Parent;
WHEREAS, as of the date hereof, the authorized capital stock of Merger Sub 1 consists of one class of common stock, par value $1.00 per share (the “Merger Sub 1 Common Stock”), of which 100 shares are issued and outstanding, 99 of which are held by Holdco LLC and 1 of which is held by Hyperion GP LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdco LLC (“GP LLC”);
WHEREAS, as of the date hereof, the authorized capital stock of Merger Sub 2 consists of one class of common stock, par value $1.00 per share (the “Merger Sub 2 Common Stock”), of which 100 shares are issued and outstanding and held by Honeywell Parent;
WHEREAS, Holdco LLC, Merger Sub 1, and Merger Sub 2 are newly formed entities, and each of Holdco LLC, Merger Sub 1, and Merger Sub 2 was organized for the purposes of participating in the transactions herein contemplated;
WHEREAS, the Board of Directors of Honeywell Parent has determined to segregate certain assets and liabilities of Honeywell Parent from Honeywell Parent’s other businesses, including (a) certain asbestos-related assets and liabilities and (b) certain assets and liabilities associated with certain sites for which Honeywell Parent has or may have environmental liabilities and certain other liabilities (such reorganization, the “Reorganization”);
WHEREAS, pursuant to Section 264 of the General Corporation Law of the State of Delaware (the “DGCL”), (a) the Board of Directors of Honeywell Parent has, by resolutions duly adopted, approved, and declared the advisability of the Reorganization, including the First Merger (as defined below), and this Agreement, (b) the Board of Directors of Merger Sub 1 has, by resolutions duly adopted, approved and declared the advisability of the Reorganization, including the First Merger and this Agreement, and (c) the Board of Directors of Merger Sub 2 has, by resolutions duly adopted, approved, and declared the advisability of the Reorganization, including the Second Merger (as defined below) and this Agreement;
WHEREAS, pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware (the “DLLCA”), the sole member of Holdco LLC has, by resolutions duly adopted, approved this Agreement;
WHEREAS, the Board of Directors of Honeywell Parent has determined to recommend to Honeywell Parent’s stockholders the adoption and approval, at the Stockholders’ Meeting (as defined below), of this Agreement;
WHEREAS, the Board of Directors of Merger Sub 1 has determined to recommend to Merger Sub 1’s stockholders the adoption and approval of this Agreement;
WHEREAS, the Board of Directors of Merger Sub 2 has determined to recommend to Merger Sub 2’s sole stockholder the adoption and approval of this Agreement;
WHEREAS, immediately after the execution and delivery of this Agreement by the parties hereto, the stockholders of each of Merger Sub 1 and Merger Sub 2 will adopt and approve this Agreement, by execution of an action by written consent in accordance with Section 228 of the DGCL;
WHEREAS, in furtherance of the Reorganization, prior to the First Merger (as defined below), Holdco LLC will convert to a Delaware corporation (“Holdco”) pursuant to Section 265 of the DGCL and Section 18-216 of the DLLCA (the “Holdco Conversion”), pursuant to which each Holdco Common Unit will be converted into one share of common stock, par value $1.00 per share (the “Holdco Common Stock”);

2025 NOTICE AND PROXY STATEMENT |	127

APPENDIX B: AGREEMENT AND PLAN OF MERGER
WHEREAS, following the Holdco Conversion, at the First Merger Effective Time (as defined below), Merger Sub 1 will merge with and into Honeywell Parent, with Honeywell Parent becoming the surviving corporation and a subsidiary of Holdco and GP LLC;
WHEREAS, following the First Merger Effective Time, Honeywell Parent will convert into a Delaware limited liability limited partnership (“Honeywell LLLP”) pursuant to Section 266 of the DGCL and Section 17-217 of Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) (the “Honeywell LLLP Conversion”);
WHEREAS, following the Honeywell LLLP Conversion, Honeywell LLLP will undergo a division pursuant to Section 17-220 of the DRULPA (the “Honeywell Division”), and in connection therewith Honeywell LLLP shall be the “surviving partnership” under the DRULPA (“Remainco Honeywell LLLP”);
WHEREAS, following the Honeywell Division, among other things, Remainco Honeywell LLLP will convert into a Delaware corporation (“Remainco Honeywell Corp.”) pursuant to Section 265 of the DGCL and Section 903 of the DRULPA (the “Honeywell Corp. Conversion”);
WHEREAS, following the Honeywell Corp. Conversion, among other things, GP LLC will undergo a division pursuant to Section 18-217 of the DLLCA (the “GP LLC Division”);
WHEREAS, following the GP LLC Division, among other things, at the Second Merger Effective Time (as defined below), Merger Sub 2 will merge with and into Holdco, with Holdco becoming the surviving corporation and a wholly owned subsidiary of Remainco Honeywell Corp.;
WHEREAS, following the Second Merger Effective Time (as defined below), among other things, Holdco will convert into a Delaware limited liability company (“New Holdco LLC”) pursuant to Section 266 of the DGCL and Section 214 of the DLLCA (the “New Holdco LLC Conversion”); and
WHEREAS, for U.S. federal income tax purposes, the parties intend that the First Merger, the Honeywell LLLP Conversion, the Honeywell Corp. Conversion, the Second Merger, and the New Holdco LLC Conversion, taken together, qualify as one or more “reorganizations” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).
AGREEMENT:
NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Honeywell Parent, Holdco LLC, Merger Sub 1, and Merger Sub 2, intending to be legally bound, hereby agree as follows:
1.The First Merger.
(a)The First Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Section 264 of the DGCL, Merger Sub 1 shall be merged with and into Honeywell Parent (the “First Merger”), and, at the First Merger Effective Time (as defined below), the separate existence of Merger Sub 1 shall cease and Honeywell Parent shall continue its existence as the surviving corporation (the “First Merger Surviving Corporation”), and a subsidiary of Holdco and GP LLC, under applicable Delaware law.
(b)Effects of the First Merger. After satisfaction or, to the extent permitted under applicable law, waiver of all conditions to the First Merger, Honeywell Parent, which shall be the First Merger Surviving Corporation, shall file a certificate of merger, substantially in the form attached as Exhibit A hereto, with the Secretary of State of the State of Delaware (the “First Merger Certificate of Merger”) and make all other filings or recordings required by Delaware law in connection with the First Merger. The First Merger shall become effective at the time and on the date of the filing of the First Merger Certificate of Merger with the Secretary of State of the State of Delaware or such other time, if any, as may be designated in the First Merger Certificate of Merger (the “First Merger Effective Time”). The First Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, from and after the First Merger Effective Time, the First Merger Surviving Corporation shall possess all the property, rights, privileges, immunities, powers, and franchises and be subject to all of the debts, liabilities, obligations, restrictions, disabilities, and duties of Honeywell Parent and Merger Sub 1, all as provided under applicable law.
(c)Certificate of Incorporation; By-laws; Directors and Officers. Effective at the First Merger Effective Time: (a) the certificate of incorporation of the First Merger Surviving Corporation shall be amended and restated in its entirety in the form attached as Exhibit B hereto, and such certificate of incorporation shall be the certificate of incorporation of the First Merger Surviving Corporation unless and until amended in accordance with its terms and applicable law and (b) the by-laws of the First Merger Surviving Corporation shall be amended and restated in their entirety in the form attached as Exhibit C hereto, and such by-laws shall be the by-laws of the First Merger Surviving Corporation unless and until amended in accordance with

128	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX B: AGREEMENT AND PLAN OF MERGER
their terms and applicable law. Subject to the terms and conditions of this Agreement, from and after the First Merger Effective Time, the directors of the First Merger Surviving Corporation shall be the directors of Merger Sub 1 immediately prior to the First Merger Effective Time and the officers of the First Merger Surviving Corporation shall be the officers of Merger Sub 1 immediately prior to the First Merger Effective Time, in each case, until their successors have been duly elected and qualified in accordance with the certificate of incorporation and by-laws of the First Merger Surviving Corporation.
(d)Directors and Officers of Holdco. Prior to the First Merger Effective Time, Honeywell Parent agrees to take, or cause to be taken, all such actions as are necessary to cause those persons serving as the directors and executive officers of Honeywell Parent immediately prior to the First Merger Effective Time to be elected or appointed, immediately following the First Merger Effective Time, as the directors and executive officers of Holdco, each such person to have the same office(s) with Holdco (and the same committee memberships in the case of directors) as he or she held with Honeywell Parent.
(e)Additional Actions. Subject to the terms of this Agreement, the parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the First Merger and the other transactions contemplated hereby and to comply with the requirements of the DGCL.
(f)Cancellation of the Shares of Holdco; Conversion of the Common Stock of Merger Sub 1; Conversion of the Shares of Honeywell Parent. At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of Honeywell Parent, Holdco, or Merger Sub 1: (a) each share of Holdco Common Stock issued and outstanding immediately prior to the First Merger Effective Time shall be automatically cancelled, retired, and shall cease to exist; (b) each share of Merger Sub 1 Common Stock will automatically be converted into, and thereafter represent, one share of the First Merger Surviving Corporation, which shall collectively constitute 100% of the common stock, par value $1.00 per share, of the First Merger Surviving Corporation; and (c) each share of Honeywell Parent Common Stock issued and outstanding immediately prior to the First Merger Effective Time shall be automatically converted into one validly issued, fully paid, and nonassessable share of Holdco Common Stock. From and after the First Merger Effective Time, holders of certificates formerly evidencing Honeywell Parent Common Stock shall cease to have any rights as stockholders of Honeywell Parent, except as provided by law; provided, however, that such holders shall have the rights set forth in Section 1(g) herein.
(g)Stock Transfer Books; No Surrender of Certificates; Direct Registration of Holdco Common Stock. At the First Merger Effective Time, each outstanding share of Honeywell Parent Common Stock shall automatically represent the same number of shares of Holdco Common Stock without any further act or deed by the stockholders of Honeywell Parent. At the First Merger Effective Time, the stock transfer books of Honeywell Parent shall be closed and thereafter there shall be no further registration of transfers of shares of Honeywell Parent Common Stock theretofore outstanding on the records of Honeywell Parent. Unless and until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate that, immediately prior to the First Merger Effective Time, evidenced Honeywell Parent Common Stock shall, from and after the First Merger Effective Time, be deemed and treated for all purposes to evidence the ownership of the same number of shares of Holdco Common Stock.
2.The Second Merger.
(a)The Second Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Section 264 of the DGCL, Merger Sub 2 shall be merged with and into Holdco (the “Second Merger”), and, at the Second Merger Effective Time (as defined below), the separate existence of Merger Sub 2 shall cease and Holdco shall continue its existence as the surviving corporation (the “Second Merger Surviving Corporation”), and a wholly owned subsidiary of Remainco Honeywell Corp. under applicable Delaware law.
(b)Effects of the Merger. After satisfaction or, to the extent permitted under applicable law, waiver of all conditions to the Second Merger, Holdco, which shall be the Second Merger Surviving Corporation, shall file a certificate of merger, substantially in the form attached as Exhibit D hereto, with the Secretary of State of the State of Delaware (the “Second Merger Certificate of Merger”) and make all other filings or recordings required by Delaware law in connection with the Second Merger. The Second Merger shall become effective at the time and on the date of the filing of the Second Merger Certificate of Merger with the Secretary of State of the State of Delaware or such other time, if any, as may be designated in the Second Merger Certificate of Merger (the “Second Merger Effective Time”). The Second Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, from and after the Second Merger Effective Time, the Second Merger Surviving Corporation shall possess all the property, rights, privileges, immunities, powers, and franchises and be subject to all of the debts, liabilities, obligations, restrictions, disabilities, and duties of Holdco and Merger Sub 2, all as provided under applicable law.

2025 NOTICE AND PROXY STATEMENT |	129

APPENDIX B: AGREEMENT AND PLAN OF MERGER
(c)Certificate of Incorporation; By-laws; Directors and Officers. Effective at the Second Merger Effective Time: (a) the certificate of incorporation of the Second Merger Surviving Corporation shall be amended and restated in its entirety in the form attached as Exhibit E hereto, and such certificate of incorporation shall be the certificate of incorporation of the Second Merger Surviving Corporation unless and until amended in accordance with its terms and applicable law and (b) the by-laws of the Second Merger Surviving Corporation shall be amended and restated in their entirety in the form attached as Exhibit F hereto, and such by-laws shall be the by-laws of the Second Merger Surviving Corporation unless and until amended in accordance with their terms and applicable law. Subject to the terms and conditions of this Agreement, from and after the Second Merger Effective Time, the directors of the Second Merger Surviving Corporation shall be the directors of Merger Sub 2 immediately prior to the Second Merger Effective Time and the officers of the Second Merger Surviving Corporation shall be the officers of Merger Sub 2 immediately prior to the Second Merger Effective Time, in each case, until their successors have been duly elected and qualified in accordance with the certificate of incorporation and by-laws of the Second Merger Surviving Corporation.
(d)Directors and Officers of Remainco Honeywell Corp. Prior to the Second Merger Effective Time, Holdco agrees to take, or cause to be taken, all such actions as are necessary to cause those persons serving as the directors and executive officers of Holdco immediately prior to the Second Merger Effective Time to be elected or appointed, immediately following the Second Merger Effective Time, as the directors and executive officers of Remainco Honeywell Corp., each such person to have the same office(s) with Remainco Honeywell Corp. (and the same committee memberships in the case of directors) as he or she held with Holdco.
(e)Additional Actions. Subject to the terms of this Agreement, the parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Second Merger and the other transactions contemplated hereby (including the New Holdco LLC Conversion) and to comply with the requirements of the DGCL.
(f)Cancellation of the Shares of Remainco Honeywell Corp; Conversion of the Common Stock of Merger Sub 2; Conversion of the Shares of Holdco. At the Second Merger Effective Time, by virtue of the Second Merger and without any action on the part of Remainco Honeywell Corp., Holdco, or Merger Sub 2: (a) each share of common stock, par value $1.00 per share of Remainco Honeywell Corp (the “Remainco Common Stock”) issued and outstanding immediately prior to the Second Merger Effective Time shall be automatically cancelled, retired, and shall cease to exist; (b) each share of Merger Sub 2 Common Stock will automatically be converted into, and thereafter represent, one share of the Second Merger Surviving Corporation, which shall collectively constitute 100% of the common stock, par value $1.00 per share, of the Second Merger Surviving Corporation; and (c) each share of Holdco Common Stock issued and outstanding immediately prior to the Second Merger Effective Time shall be automatically converted into one validly issued, fully paid, and nonassessable share of Remainco Common Stock. From and after the Second Merger Effective Time, holders of certificates formerly evidencing Holdco Common Stock shall cease to have any rights as stockholders of Holdco, except as provided by law; provided, however, that such holders shall have the rights set forth in Section 2(g) herein.
(g)Stock Transfer Books; No Surrender of Certificates; Direct Registration of Remainco Common Stock. At the Second Merger Effective Time, each outstanding share of Holdco Common Stock shall automatically represent the same number of shares of Remainco Common Stock without any further act or deed by the stockholders of Holdco. At the Second Merger Effective Time, the stock transfer books of Holdco shall be closed and thereafter there shall be no further registration of transfers of shares of Holdco Common Stock theretofore outstanding on the records of Holdco. Unless and until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate that, immediately prior to the Second Merger Effective Time, evidenced Holdco Common Stock shall, from and after the Second Merger Effective Time, be deemed and treated for all purposes to evidence the ownership of the same number of shares of Remainco Common Stock.
3.Assumption of Honeywell Parent Awards.
(a)At the First Merger Effective Time, Holdco shall assume the 2011 Stock Incentive Plan of Honeywell and its affiliates, as amended, the 2016 Stock Incentive Plan of Honeywell and its affiliates, as amended, the Honeywell Global Stock Plan (inclusive of the UK Sharebuilder Plan, the Honeywell Aerospace Ireland Share Participation Plan, and the 2016 Stock Incentive Plan for Non-Employee Directors of Honeywell and its affiliates, as amended), and the 2006 Stock Incentive Plan for Non-Employee Directors of Honeywell and its affiliates, as amended (collectively, the “Honeywell Parent Stock Plans”), and each outstanding (a) option to purchase shares of Honeywell Common Stock (each, a “Honeywell Parent Option”), (b) restricted stock unit for shares of Honeywell Common Stock (each, a “Honeywell Parent RSU”), (c) performance-based restricted stock unit for shares of Honeywell Common Stock (each, a “Honeywell Parent PSU”) and (d) deferred restricted stock unit for shares of Honeywell Common Stock (each, a “Honeywell Parent DRSU” and collectively with the Honeywell Options, Honeywell RSUs, and Honeywell PSUs, the

130	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX B: AGREEMENT AND PLAN OF MERGER
“Honeywell Parent Awards”), in each case, then outstanding under the Honeywell Parent Stock Plans, whether or not then exercisable. The Honeywell Parent Awards will be adjusted in accordance with the provisions of the Honeywell Parent Stock Plans, as described in this Section 3(a), and each Honeywell Parent Award so adjusted and assumed by Holdco under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Honeywell Parent Stock Plan and any award agreements thereunder immediately prior to the First Merger Effective Time (including, without limitation, the vesting schedule [without acceleration thereof by virtue of the First Merger and the other transactions contemplated hereby] and per share exercise price, as applicable), except that each such Honeywell Parent Award will be adjusted such that it will be exercisable (or will become exercisable in accordance with its terms) for, or shall be denominated with reference to, that number of shares of Holdco Common Stock equal to the number of shares of Honeywell Common Stock that were subject to such Honeywell Parent Award immediately prior to the First Merger Effective Time.
(b)At the Second Merger Effective Time, Remainco Honeywell Corp. shall assume the Honeywell Parent Stock Plans, and each outstanding Honeywell Parent Award, in each case, then outstanding under the Honeywell Parent Stock Plans, whether or not then exercisable. The Honeywell Parent Awards will be adjusted in accordance with the provisions of the Honeywell Parent Stock Plans, as described in this Section 3(b), and each Honeywell Parent Award so adjusted and assumed by Remainco Honeywell Corp. under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Honeywell Parent Stock Plan and any award agreements thereunder immediately prior to the Second Merger Effective Time (including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Second Merger and the other transactions contemplated hereby) and per share exercise price, as applicable), except that each such Honeywell Parent Award will be adjusted such that it will be exercisable (or will become exercisable in accordance with its terms) for, or shall be denominated with reference to, that number of shares of Remainco Common Stock equal to the number of shares of Holdco Common Stock that were subject to such Honeywell Parent Award immediately prior to the Second Merger Effective Time.
4.Assignment and Assumption of Agreements.
(a)Effective as of the First Merger Effective Time and consistent with the requirements of Section 3(a), Honeywell Parent hereby assigns to Holdco, and Holdco hereby assumes and agrees to perform, all obligations of Honeywell Parent pursuant to the Honeywell Parent Stock Plans and the award agreements with respect to outstanding Honeywell Parent Awards granted thereunder. Honeywell Parent and Holdco will take, or cause to be taken, all actions necessary or desirable to implement the assumption by Holdco of the Honeywell Parent Stock Plans, each award agreement entered into pursuant thereto, and each Honeywell Parent Award granted thereunder, all to the extent deemed appropriate by Honeywell Parent and Holdco and permitted under applicable law. On or prior to the First Merger Effective Time, Holdco will reserve sufficient shares of Holdco Common Stock to provide for the issuance of Holdco Common Stock upon exercise of the Honeywell Parent Awards outstanding under the Honeywell Parent Stock Plans.
(b)Effective as of the Second Merger Effective Time and consistent with the requirements of Section 3(b), Holdco hereby assigns to Remainco Honeywell Corp., and Remainco Honeywell Corp. hereby assumes and agrees to perform, all obligations of Holdco pursuant to the Honeywell Parent Stock Plans and the award agreements with respect to outstanding Honeywell Parent Awards granted thereunder. Holdco and Remainco Honeywell Corp. will take, or cause to be taken, all actions necessary or desirable to implement the assumption by Remainco Honeywell Corp. of the Honeywell Parent Stock Plans, each award agreement entered into pursuant thereto, and each Honeywell Parent Award granted thereunder, all to the extent deemed appropriate by Holdco and Remainco Honeywell Corp. and permitted under applicable law. On or prior to the Second Merger Effective Time, Remainco Honeywell Corp. will reserve sufficient shares of Remainco Common Stock to provide for the issuance of Remainco Common Stock upon exercise of the Honeywell Parent Awards outstanding under the Honeywell Parent Stock Plans.
5.Proxy. Following the execution of this Agreement, Honeywell Parent shall prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form relating to the Stockholders’ Meeting (together with any amendments thereof or supplements thereto, the “Proxy Statement”).
6.Meeting of Honeywell Parent Stockholders. Honeywell Parent shall take all action necessary in accordance with the DGCL and Honeywell Parent’s amended and restated certificate of incorporation and by-laws, as amended through December 11, 2023 (together, the “Honeywell Charter Documents”), to call, hold, and convene a meeting of its stockholders to consider the adoption of this Agreement (the “Stockholders’ Meeting”).
7.Plan of Reorganization. The parties hereto hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).

2025 NOTICE AND PROXY STATEMENT |	131

APPENDIX B: AGREEMENT AND PLAN OF MERGER
8.Conditions Precedent.
(a)The obligations of the parties to this Agreement to consummate the First Merger shall be subject to the satisfaction or, to the extent permitted under applicable law, waiver by the parties hereto at or prior to the First Merger Effective Time of each of the following conditions:
(i)This Agreement shall have been adopted and approved by the requisite affirmative vote of the stockholders of Honeywell Parent at the Stockholders’ Meeting in accordance with the DGCL and the Honeywell Charter Documents;
(ii)This Agreement shall have been adopted and approved by the requisite affirmative vote of the stockholders of Merger Sub 1 in accordance with the DGCL and the certificate of incorporation and bylaws of Merger Sub 1;
(iii)This Agreement shall have been adopted and approved by the requisite affirmative vote of the stockholders of Merger Sub 2 in accordance with the DGCL and the certificate of incorporation and bylaws of Merger Sub 2;
(iv)Holdco LLC shall have converted to a Delaware corporation pursuant to Section 265 of the DGCL and Section 18-216 of the DLLCA; and
(v)No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment, or restraining order that is in effect shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality that prohibits or makes illegal the consummation of the transactions contemplated hereby.
(b)The obligations of the parties to this Agreement to consummate the Second Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction or, to the extent permitted under applicable law, waiver by the parties hereto at or prior to the Second Merger Effective Time of each of the following conditions:
(i)The First Merger shall have been consummated;
(ii)The Honeywell Division shall have been consummated; and
(iii)The Honeywell Corp. Conversion shall have occurred.
9.Amendment and Modification. This Agreement may be amended or modified, to the fullest extent permitted by applicable law, by an agreement in writing duly executed and delivered by the parties hereto.
10.Termination. At any time prior to the First Merger Effective Time, this Agreement may be terminated and the transactions contemplated hereby may be abandoned by Honeywell Parent. In the event of such termination and abandonment, this Agreement shall become null and void and none of Honeywell Parent, Holdco LLC (if applicable), Holdco (if applicable), Merger Sub 1, Merger Sub 2, or their respective equityholders, directors, or officers shall have any liability with respect to such termination and abandonment.
11.Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.
12.Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles thereof.
13.No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other entity or person any right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement.
[Signature Page Follows]

132	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX B: AGREEMENT AND PLAN OF MERGER

HONEYWELL INTERNATIONAL INC.
By: ___________________
Name: Su Ping Lu
Title:    Vice President, General Counsel and Corporate Secretary
HYPERION HOLDCO SUB LLC
By: ___________________
Name: Jake Wasserman
Title: President
HYPERION MERGER SUB 1, INC.
By: ____________________
Name: Jake Wasserman
Title: President
HYPERION MERGER SUB 2, INC.
By: ____________________
Name: Jake Wasserman
Title: President

APPENDIX C: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL HOLDCO, INC.
Section 1.Honeywell Holdco, Inc., incorporated in the State of Delaware on [●], 2025, (the “Corporation”), hereby certifies that this Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This Amended and Restated Certificate of Incorporation amends, restates, and integrates the provisions of the Corporation’s certificate of incorporation as hereby amended. The Corporation certifies as follows:
1.The Board of Directors of the Corporation by unanimous written consent of its members declared it advisable to amend the certificate of incorporation and adopted resolutions setting forth the proposed amendments in accordance with the applicable provisions of Sections 242 and 245.
2.The aforesaid amendments were duly adopted by written consent of the shareholders holding not less than the minimum number of votes that would be necessary to authorize such amendments at a meeting at which all shares entitled to vote thereon were presented and voted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.
3.The text of the certificate of incorporation as heretofore amended is hereby restated to read in its entirety as Exhibit A attached hereto.
Honeywell Holdco, Inc.
_________________________________________
Dated: [●], 2025

134	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX C: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL HOLDCO, INC.
Exhibit A
Amended and Restated Certificate of Incorporation of
Honeywell Holdco, Inc.
FIRST: The name of the corporation is Honeywell Holdco, Inc.
SECOND: The address of the registered office of the corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at that address is Corporation Service Company.
THIRD: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code.
FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 2,040,000,000 shares, of which 2,000,000,000 shares shall be Common Stock, par value $1.00 per share (“Common Shares”), and 40,000,000 shares shall be Preferred Stock, without par value (“Preferred Stock”).
FIFTH: From time to time the corporation may issue and may sell its authorized shares for such consideration per share (with respect to shares having a par value, not less than the par value thereof), either in money or money’s worth of property or services, or for such other considerations, whether greater or less, now or from time to time hereafter permitted by law, as may be fixed by the Board of Directors; and all shares so issued shall be fully paid and nonassessable.
No holder of any shares of any class shall as such holder have any preemptive right to subscribe for or purchase any other shares or securities of any class, whether now or hereafter authorized, which at any time may be offered for sale or sold by the corporation.
Each holder of record of the Common Shares of the corporation shall be entitled to one vote for every Common Share standing in his name on the books of the corporation.
The corporation may issue Preferred Stock from time to time in one or more series as the Board of Directors may establish by the adoption of a resolution or resolutions relating thereto, each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors pursuant to authority to do so, which authority is hereby granted to the Board of Directors.
SIXTH: The duration of the corporation is to be perpetual.
SEVENTH: Except as otherwise provided pursuant to the provisions of this Certificate of Incorporation relating to the rights of certain holders of Preferred Stock to elect additional Directors under specified circumstances, the number of Directors of the corporation shall be determined from time to time in the manner described in the By-laws. The Directors, other than those who may be elected by the holders of Preferred Stock pursuant to this Certificate of Incorporation, shall be elected by the holders of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors (the “Voting Stock”), voting together as a single class, and shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Directors serving on April 25, 2005, shall hold office until the next succeeding annual meeting of stockholders and until their successors shall have been elected and qualified, notwithstanding that such directors may have been elected for a term that extended beyond the date of such annual meeting of stockholders. No Director need be a stockholder.
Except as otherwise provided pursuant to this Certificate of Incorporation relating to the rights of certain holders of Preferred Stock to elect Directors under specified circumstances, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, or by a sole remaining director. Any Director elected in accordance with the preceding sentence shall hold office until the annual meeting of stockholders at which the term of office of the class to which such Director has been elected expires, and until such Director’s successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
Subject to the rights of certain holders of Preferred Stock to elect Directors under circumstances specified in this Certificate of Incorporation, Directors may be removed from office, with or without cause, by the affirmative vote of the holders of a majority of the Voting Stock, voting together as a single class.
EIGHTH: The By-laws of the corporation may contain provisions, not inconsistent with law or this Certificate of Incorporation, relating to the management of the business of the corporation, the regulation of its affairs, the transfer of its stock, the qualifications, compensation, and powers and duties of its Directors, and the time and place and the manner of calling the meetings of its stockholders and Directors.

2025 NOTICE AND PROXY STATEMENT |	135

APPENDIX C: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL HOLDCO, INC.
The Board of Directors may from time to time fix, determine, and vary the amount of the working capital of the corporation, may determine what part, if any, (i) of its surplus or (ii) in case there shall be no such surplus, of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year shall be declared as dividends and paid to the stockholders, may determine the time or times for the declaration and payment of dividends, the amount thereof and whether they are to be in cash, property, or shares of the capital stock of the corporation, and may direct and determine the use and disposition of any surplus over and above the capital of the corporation.
The Board of Directors may from time to time make, amend, supplement, or repeal the By-laws; provided, however, that the stockholders may change or repeal any By-law adopted by the Board of Directors.
The Board of Directors shall, except as otherwise provided by law, this Certificate of Incorporation, or the By-laws, exercise the powers of the corporation.
Pursuant to the By-laws, an Executive Committee and/or one or more other committees may be appointed from among the Directors or otherwise, to which may be delegated any or all of the powers and duties of the Board of Directors, to the full extent permitted by law.
Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock pursuant to the provisions of this Certificate of Incorporation, special meetings of stockholders may be called only by (i) the Chief Executive Officer, (ii) the Board of Directors pursuant to a resolution approved by a majority of the then-authorized number of Directors of the corporation (as determined in accordance with the By-laws), or (iii) the Secretary upon the written request (a “Special Meeting Request”) of holders Owning (as such term is defined in Section 3 of Article II of the By-laws) not less than 15% of the outstanding shares of the Corporation’s Common Stock as of the date of such request (the “Requisite Percent”), filed with the Secretary of the Corporation and otherwise in accordance with the By-laws. Whether the requesting holders have complied with the requirements of this Article and related provisions of the By-laws shall be determined in good faith by the Board, which determination shall be conclusive and binding on the Corporation and the stockholders.
No contract or other transaction of the corporation shall be void, voidable, fraudulent, or otherwise invalidated, impaired, or affected, in any respect, by reason of the fact that any one or more of the officers, Directors, or stockholders of the corporation shall individually be party or parties thereto or otherwise interested therein, or shall be officers, directors, or stockholders of any other corporation or corporations which shall be party or parties thereto or otherwise interested therein; provided that such contract or other transactions be duly authorized or ratified by the Board of Directors or Executive Committee, with the assenting vote of a majority of the disinterested Directors or Executive Committeemen then present, or, if only one such is present, with his assenting vote.
NINTH: No stockholder action may be taken except at an annual or special meeting of stockholders of the corporation, and stockholders may not take any action by written consent in lieu of a meeting.
TENTH: Unless required by law or demanded by a stockholder of the corporation entitled to vote at a meeting of stockholders or determined by the chairman of such meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or his proxy if there be such proxy, and shall state the number of shares voted by such stockholder or proxy.
ELEVENTH: (1) Elimination of Certain Liability of Directors. A Director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article ELEVENTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Section by the stockholders of the corporation shall not adversely affect any right or protection of a Director of the corporation existing at the time of such repeal or modification.
(2) Indemnification and Insurance.
(A) Right to Indemnification. Each person who was or is made a party to or is threatened to be made a party, to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a Director, officer, or employee of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, employee, or agent or in any other capacity while serving as a Director, officer, employee, or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment), against all expense, liability, and loss (including

136	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX C: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL HOLDCO, INC.
attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators; provided, however, that except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter, an “advancement of expenses”); provided, however, that if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking (hereinafter, an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter, a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise, and, provided further, that an advancement of expenses incurred by an employee other than a Director or officer in advance of the final disposition of a proceeding shall be made, unless otherwise determined by the Board of Directors, only upon delivery to the corporation of an undertaking by or on behalf of such employee to the same effect as any undertaking required to be delivered by a Director or officer.
(B) Right of Indemnitee to Bring Suit. If a claim under paragraph (A) of this Section is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the corporation.
(C) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested Directors, or otherwise.
(D) Insurance. The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee, or agent of the corporation, or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.
(E) Indemnification of Agents of the Corporation. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any agent of the corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of Directors, officers, and employees of the corporation.
TWELFTH: The corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

2025 NOTICE AND PROXY STATEMENT |	137

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
Amended as of
[●], 2025

138	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
ARTICLE I
OFFICES
Section 1.Registered Office. The registered office of Honeywell Holdco, Inc. (hereinafter called the Corporation) within the State of Delaware shall be in the City of Wilmington, County of New Castle.
Section 2.Other Offices. The Corporation may also have an office or offices and keep the books and records of the Corporation, except as may otherwise be required by law, in such other place or places, either within or without the State of Delaware, as the Board of Directors of the Corporation (hereinafter called the Board) may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1.Place of Meetings. All meetings of stockholders of the Corporation shall be held at the registered office of the Corporation in the State of Delaware or at such other place, within or without the State of Delaware, as may from time to time be fixed by the Board or specified or fixed in the respective notices or waivers of notice thereof. The Board may determine that the meeting of stockholders (i) shall not be held at any place and instead shall be held solely by means of remote communication, or (ii) shall be held by means of remote communication in addition to a physical location, in each case as permitted by applicable law.
Section 2.Annual Meetings. The annual meeting of stockholders of the Corporation for the election of directors and for the transaction of any other proper business shall be held at 10:00 a.m. on the last Monday of April of each year, or on such other date and at such other time as may be fixed by the Board. If the annual meeting for the election of directors shall not be held on the day designated, the Board shall cause the meeting to be held as soon thereafter as is convenient.
Section 3.Special Meetings. Special meetings of stockholders, unless otherwise provided by law, may be called at any time by the Board pursuant to a resolution adopted by a majority of the then-authorized number of directors (as determined in accordance with Section 2 of Article III of these By-laws), or by the Chief Executive Officer or shall be called by the Secretary upon the written request (a “Special Meeting Request”) of holders Owning (as defined below in this Section 3) not less than 15% of the outstanding shares of the Corporation’s Common Stock as of the date of such request (also referred to as the Requisite Percent as defined in Article EIGHTH of the Corporation’s Certificate of Incorporation, as amended) filed with the Secretary of the Corporation in accordance with the requirements of this Section 3.
As used in this Section 3 of Article II and Section 4 of Article III of these By-laws, the terms “Owns,” “Owned,” and “Owning” and other variations of the word “Own” shall mean only those outstanding shares of Common Stock of the Corporation as to which a stockholder possesses both:
(i)the full voting and investment rights pertaining to the shares; and
(ii)the full economic interest in (including the opportunity for profit and risk of loss on) such shares;
provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:
(i)sold by such stockholder or any control person in any transaction that has not been settled or closed, including any short sale,
(ii)borrowed by such stockholder or any control person for any purposes or purchased by such stockholder or any control person pursuant to an agreement to resell, or
(iii)subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such stockholder or any of its control persons, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of:
(A)reducing in any manner, to any extent, or at any time in the future, such stockholder’s or any of its control persons’ full right to vote or direct the voting of any such shares, and/or
(B)hedging, offsetting, or altering to any degree gain or loss arising from the full economic interest in such shares by such stockholder or control person.
A stockholder “Owns” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s Ownership of shares shall be deemed to continue during any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable

2025 NOTICE AND PROXY STATEMENT |	139

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
at any time by the stockholder. A stockholder’s Ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares provided that the stockholder has the power to recall such loaned shares on five business days’ notice and has recalled such loaned shares as of the applicable request or notice, as the case may be, and through the date of the special meeting or the annual meeting, as the case may be. Whether outstanding shares of the Corporation are “Owned” for these purposes shall be determined by the Board.
A Special Meeting Request must specify the matter or matters to be acted upon at such meeting, each of which must be a proper subject for stockholder action under applicable law. The requesting stockholders must also provide a brief description of the business desired to be brought before the meeting (including the complete text of any resolution and any amendment to any Corporation document intended to be presented at the meeting), the reasons for conducting such business at a special meeting of stockholders, any other information which may be required pursuant to these By-laws or which may be required to be disclosed under the Delaware General Corporation Law or included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission, and, as to the stockholders requesting the meeting and the beneficial owners on whose behalf the meeting is being requested, (i) their name and address, as they appear on the Corporation’s books, (ii) the class and number of shares of the Corporation which are Owned beneficially or of record as of the date of such Special Meeting Request, together with documentary evidence of such Ownership, (iii) any material interest in the business to be brought before the meeting, (iv) a description of all agreements or other arrangements or understandings between each such stockholder, any nominee (if such business is the election of one or more nominees of such stockholders) and/or beneficial owner or any of their respective affiliates or associates, and any other person or persons (including the names of such person(s)) in connection with such business, including any swap or other derivative or short positions, profits interests, options, hedging transactions, or borrowed or loaned shares, the effect of any of which is to mitigate loss to or manage risk of stock price changes (increases or decreases) for, or to increase or decrease the voting power of, such stockholder, nominee, or beneficial owner or any of their respective affiliates or associates with respect to the shares of the Corporation, (v) an undertaking by the stockholder to notify the Corporation in writing of any change in the information called for by clauses (ii), (iii), and (iv) as of the record date for such special meeting, by notice received by the Secretary at the principal executive offices of the Corporation not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information and, in any event, as of the close of business on the day preceding the meeting date, and (vi) an acknowledgement that any reduction in Ownership below the Requisite Percent (i.e., 15% of the outstanding shares of the Corporation’s Common Stock as of the date of the Special Meeting Request) following the delivery of the Special Meeting Request to the Secretary shall constitute a revocation of such Special Meeting Request.
Upon the written request of any stockholders who have called a special meeting, it shall be the duty of the Secretary of the Corporation to fix the date of the meeting which shall be held at such date and time as the Secretary may fix, not less than 10 nor more than 60 days after the receipt of the request (provided that such request complies with all applicable provisions of these By-laws), and to give due notice thereof in accordance with the applicable provisions of these By-laws. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the Special Meeting Request is delivered during the period commencing 90 days prior to the first anniversary of the date of the notice of annual meeting for the immediately preceding annual meeting and ending on the earlier of (x) the date of the next annual meeting and (y) 30 calendar days after the first anniversary of the date of the immediately preceding annual meeting, (iii) an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”), other than the election of directors, was presented at a meeting of the stockholders held not more than 12 months before the Special Meeting Request is delivered, (iv) a Similar Item was presented at a meeting of the stockholders held not more than 90 days before the Special Meeting Request is delivered (and, for purposes of this clause (iv), the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors) or (v) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholder meeting that has been called by the time the Special Meeting Request is delivered but not yet held. Only matters as are stated in the notice of a special meeting of stockholders shall be brought before and acted upon thereat; provided that nothing herein shall prohibit the Board from submitting matters to the stockholders at any special meeting called by the stockholders.
Section 4.Notice of Meetings. Notice of each meeting of stockholders, annual or special, shall be in writing, shall state the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. Unless (i) the adjournment is for more than 30 days, or (ii) the Board shall fix a new record date for any adjourned meeting after the adjournment, notice of an adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment was taken.
Section 5.Quorum. At each meeting of stockholders of the Corporation, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by law. In the absence of a quorum, the chair of the meeting or a majority in interest of those present in person or represented by proxy and entitled to vote at the meeting may adjourn the meeting from time to time until a quorum shall be present.

140	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
Section 6.Order of Business. The order of business at all meetings of stockholders shall be as determined by the chair of the meeting. The chair of the meeting may make any determinations that may be appropriate as to the conduct of the meeting.
Section 7.Voting. Except as otherwise provided in the Certificate of Incorporation, at each meeting of stockholders, every stockholder of the Corporation shall be entitled to one vote for every share of capital stock standing in his or her name on the stock record of the Corporation (i) at the time fixed pursuant to Section 6 of Article VII of these By-laws as the record date for the determination of stockholders entitled to vote at such meeting, or (ii) if no such record date shall have been fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given. At each meeting of stockholders, except as otherwise provided by law or in the Certificate of Incorporation or these By-laws, in all matters the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the stockholders.
Section 8.Inspectors. In advance of any meeting of stockholders, the Board shall appoint one or more inspectors to act at the meeting and make a written report thereof and may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector shall take and sign such oath and perform such duties as shall be required by law and may perform such other duties not inconsistent therewith as may be requested by the Corporation.
ARTICLE III
DIRECTORS
Section 1.Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the stockholders.
Section 2.Number, Election, and Terms.
(a)Authorized Number; Filling of Vacancies. The authorized number of directors may be determined from time to time by vote of a majority of the then-authorized number of directors or by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided, however, that such number shall automatically be increased by two in the event of default in the payment of dividends on the Preferred Stock under the circumstances described in the Certificate of Incorporation. The directors, other than those who may be elected by the holders of the Preferred Stock of the Corporation pursuant to the Certificate of Incorporation, shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Except as otherwise provided in the Certificate of Incorporation, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the annual meeting of stockholders and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
(b)Majority Voting.
(i)Except as provided in paragraph (c) of this Section 2, a nominee for director will be elected to the Board if the number of votes cast “for” that nominee’s election exceed the number of votes cast “against” that nominee’s election (excluding abstentions) at any meeting for the election of directors at which a quorum is present (a “Majority Vote”).
(ii)Any nominee who does not receive a Majority Vote is expected to promptly tender his or her resignation to the Chair of the Board following certification of the stockholder vote. The Corporate Governance and Responsibility Committee will promptly consider the resignation submitted by each nominee failing to receive a Majority Vote and recommend to the Board whether to accept the tendered resignation or reject it. The Board will consider the Corporate Governance and Responsibility Committee’s recommendation and decide whether to accept or reject any tendered resignations no later than at its first regularly scheduled meeting following certification of the stockholder vote.
Following the Board’s decision on the Corporate Governance and Responsibility Committee’s recommendation, the Company will promptly publicly disclose the Board’s decision and process (including, if applicable, the reasons for rejecting the tendered resignation) in a periodic or current report filed with the Securities and Exchange Commission.
To the extent that one or more directors’ resignations are accepted by the Board, the Corporate Governance and Responsibility Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

2025 NOTICE AND PROXY STATEMENT |	141

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
Any director who tenders his or her resignation pursuant to this provision will not participate in the Corporate Governance and Responsibility Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Corporate Governance and Responsibility Committee failed to receive a Majority Vote at the same election, then the independent directors who were elected will appoint a Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This Board committee may, but need not, consist of all of the independent directors who were elected.
(c)Contested Elections. If the number of nominees for director, whether nominated by the Board and/or stockholders, exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes cast in person or by proxy at any meeting of stockholders for the election of directors at which a quorum is present; provided, that, nominations by stockholders (i) have been made in compliance with Sections 3 and/or 4, as applicable, of this Article III and (ii) have not been withdrawn (such that the number of nominees no longer exceeds the number of directors to be elected) on or prior to the day immediately preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote “against” any nominee.
Section 3.Advance Notice of Stockholder Business and Nominations.
(a)Annual Meeting of Stockholders.
(i)Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders as follows:
(A)pursuant to the Corporation’s notice of meeting;
(B)by or at the direction of the Board of Directors; or
(C)by any stockholder of the Corporation who was a stockholder of record at the time of giving notice provided for in this Section 3, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 3.
(ii)For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 3 (whether or not such nominations or other business are proposed pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended [the “Exchange Act”]), the stockholder or the Stockholder Associated Person must have given timely notice thereof in writing to the Secretary of the Corporation (the “Stockholder Notice”), and such other business must be a proper matter for stockholder action. To be timely, a Stockholder Notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (other than as a result of adjournment), the Stockholder Notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment, recess, rescheduling, or postponement of an annual meeting commence a new time period for the giving of a Stockholder Notice as described above. Such Stockholder Notice shall set forth:
(A)as to each person whom the stockholder proposes to nominate for election or reelection as a director (whether or not such nominations are proposed pursuant to Regulation 14A under the Exchange Act), all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder (including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected);
(B)as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, (i) the reasons for conducting such business at the meeting and (ii) the text of any proposal or resolutions to be proposed for consideration by stockholders and, if such business includes a proposal to amend these by-laws, the text of the proposed amendment;
(C)as to the person giving such Stockholder Notice, the stockholder, and any beneficial owner on whose behalf the nomination or proposal is made, and any participant (as defined in paragraphs (a) (ii) – (vi) of Instruction 3 to Item 4 of Exchange Act Schedule 14A) with such stockholder or beneficial owner in such solicitation, and of any affiliate of such stockholder or beneficial owner (any such person other than the stockholder, a “Stockholder Associated Person”):

142	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
(1)the name and address of such stockholder, as they appear on the Corporation’s books, and any Stockholder Associated Person,
(2)the class and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and any Stockholder Associated Person as of the date of the Stockholder Notice,
(3)any material interest of such stockholder or any Stockholder Associated Person in such nomination or proposal,
(4)a description of all agreements or other arrangements or understandings of such stockholder, the nominee(s), and/or any Stockholder Associated Person (including any swap or other derivative or short positions, profits interests, options, hedging transactions, warrants, convertible securities, synthetic arrangements, or borrowed or loaned shares, or other arrangements), the effect of any of which is to mitigate loss to or manage risk of stock price changes (increases or decreases) for, or to increase or decrease the voting power of, such stockholder, the nominee(s), or any Stockholder Associated Person with respect to the shares of the Corporation,
(5)a description of any material interest in a contract or agreement of such stockholder, the nominee(s), and/or any Stockholder Associated Person with the Corporation, any affiliate of the Corporation, and/or any principal competitor of the Corporation,
(6)description of any material pending or threatened legal proceeding in which such stockholder, the nominee(s), and/or any Stockholder Associated Person is a party to or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,
(7)a description of any arrangements, agreements, or understandings, including any that may be related to compensation or any other material relationships, between the stockholder, any Stockholder Associated Person, the nominee(s) and/or any affiliate or associate of the nominee(s), and any other person or persons, in connection with such nomination or proposal, during the previous three years, including the names of such persons, and including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to such person),
(8)a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) named in its Stockholder Notice and/or bring before the meeting the proposal described in its Stockholder Notice,
(9)any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such stockholder or Stockholder Associated Person in support of the nomination and/or the business proposed to be brought before the meeting, and
(10)an undertaking by such stockholder or such Stockholder Associated Person delivering the Stockholder Notice to notify the Corporation in writing of any change in the information called for by clauses (1) through (9) as of the record date for such annual meeting, by notice received by the Secretary at the principal executive offices of the Corporation not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information and, in any event, as of the close of business on the day preceding the meeting date; and
(D)in the case of a nomination, the written agreement, representation, and warranty of the stockholder or Stockholder Associated Person delivering the Stockholder Notice addressed to the Corporation that the stockholder and any applicable Stockholder Associated Person has complied with the requirements of Rule 14a-19 under the Exchange Act, including but not limited to the intent to deliver a proxy statement and/or form of proxy to holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors.

2025 NOTICE AND PROXY STATEMENT |	143

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
(iii)The stockholder or Stockholder Associated Person delivering the Stockholder Notice must further update and supplement the Stockholder Notice to provide evidence and a certification that the stockholder or Stockholder Associated Person has solicited proxies from holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors in accordance with the requirements of Rule 14a-19(a)(3) under the Exchange Act. Such update and supplement shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days prior to the relevant meeting of stockholders.
(iv)The nominee(s) must make themselves available and provide such information as is required under Section 4(h) of Article III of the By-laws.
(v)Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 3 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder Notice required by this Section 3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.
(b)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 3, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(v) of this Section 3 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.
(c)General.
(i)Only such persons who are nominated in accordance with the procedures set forth in this Section 3 or in Section 4 shall be eligible to serve as directors and only such other business (these procedures being the exclusive means for a stockholder to nominate any person for election to the Board at a meeting of stockholders), as shall have been brought before the meeting in accordance with the procedures set forth in this Section 3 or in Section 4 or that are otherwise properly brought under Rule 14a-8 under the Exchange Act shall be conducted at a meeting of stockholders. Except as otherwise provided by law or the by-laws of the Corporation, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 3 or in Section 4 and, if any proposed nomination or business is not in compliance with this Section 3 or in Section 4, including failure of the stockholder of record or a person appearing by proxy on such stockholder’s behalf to appear at the meeting of stockholders to present the nomination or such business or if a stockholder or any applicable Stockholder Associated Person fails to comply with the requirements set forth in Rule 14a-19 under the Exchange Act, to declare that such defective proposal or nomination was invalid, and such invalid proposal or nomination shall be disregarded notwithstanding that proxies in respect of such nominee may have been received by the Corporation.
(ii)For purposes of this Section 3 and Section 4, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act, “affiliate” and “associate” shall have the meanings assigned to such terms in Rule 405 under the Exchange Act, and “beneficial owner” shall have the meaning ascribed to such term under Section 13 (d) of the Exchange Act, except that a person will also be deemed to be the beneficial owner of securities or other interests which such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to the exercise of any securities or under any agreement, arrangement, or understanding (whether or not in writing), regardless of when such right may be exercised and regardless of whether or not they are conditional, and “owned beneficially” shall have the correlative meaning.

144	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
(iii)Notwithstanding the foregoing provisions of this Section 3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3 and Section 4; provided, however, that any references in these By-laws to the Exchange Act or the rules thereunder are not intended to and shall not limit the requirements applicable to nominations of persons for election to the Board made or intended to be made in accordance with clause (C) of paragraph (a)(i) of this Section 3 or Section 4(f). Nothing in this Section 3 or Section 4 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances.
Section 4.Proxy Access for Director Nominations.
(a)The Corporation shall include in its proxy statement and on its form of proxy for an annual meeting of stockholders the name of, and the Required Information (as defined below) relating to, any nominee for election or reelection to the Board who satisfies the eligibility requirements in this Section 4(a) (a “Stockholder Nominee”) and who is identified in a notice that complies with Section 4(f) and that is timely delivered pursuant to Section 4(g) (the “Stockholder Proxy Access Notice”) by one or more stockholders acting on behalf of up to twenty stockholders who:
(i)elect at the time of delivering the Stockholder Proxy Access Notice to have such Stockholder Nominee included in the Corporation’s proxy materials,
(ii)as of the date of the Stockholder Proxy Access Notice, Own and have Owned (as defined above in Section 3 of Article II) a number of shares that represents at least 3% of the outstanding shares of the Corporation entitled to vote in the election of directors (the “Required Shares”) and have Owned (as defined above in Section 3 of Article II) continuously the Required Shares (as adjusted for any stock splits, stock dividends, or similar events) for at least three years, and
(iii)satisfy the additional requirements in these by-laws (such stockholder or stockholders collectively, an “Eligible Stockholder”).
(b)For purposes of satisfying the Ownership requirement under Section 4(a):
(i)the outstanding shares of the Corporation Owned by one or more stockholders may be aggregated, provided that the number of stockholders and other beneficial owners whose Ownership of shares is aggregated for such purpose shall not exceed twenty, and
(ii)two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer, or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall, in each case, be treated as one stockholder.
(c)No stockholder may be a member of more than one group of stockholders constituting an Eligible Stockholder under this Section 4.
(d)For purposes of this Section 4, the “Required Information” that the Corporation will include in its proxy statement is:
(i)the information concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the applicable requirements of the Exchange Act and the rules and regulations thereunder; and
(ii)if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder, not to exceed 500 words, in support of its Stockholder Nominee, which must be provided at the same time as the Stockholder Proxy Access Notice for inclusion in the Corporation’s proxy statement for the annual meeting (the “Statement”).
Notwithstanding anything to the contrary contained in this Section 4, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes would violate any applicable law, rule, regulation, or listing standard. Nothing in this Section 4 shall limit the Corporation’s ability to solicit against and include in its proxy materials its own statements relating to any Eligible Stockholder or Stockholder Nominee.
(e)The Stockholder Proxy Access Notice shall set forth the information required under Section 3(a)(ii)(a) and (c) of these By-laws and in addition shall set forth:
(i)the written consent of each Stockholder Nominee to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected;
(ii)a copy of the Schedule 14N that has been or concurrently is filed with the Securities and Exchange Commission under Exchange Act Rule 14a-18;
(iii)the written agreement of the Eligible Stockholder (or in the case of a group, each stockholder whose shares are aggregated for purposes of constituting an Eligible Stockholder) addressed to the Corporation, setting forth the following additional agreements, representations, and warranties:

2025 NOTICE AND PROXY STATEMENT |	145

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
(A)setting forth and certifying to the number of shares of the Corporation it Owns and has Owned as defined above in Section 3 of Article II continuously for at least three years as of the date of the Stockholder Proxy Access Notice and agreeing to continue to Own such shares through the date of the annual meeting, which statement shall also be included in the written statements set forth in Item 4 of the Schedule 14N filed by the Eligible Stockholder with the Securities and Exchange Commission;
(B)the Eligible Stockholder’s agreement to provide (1) the information required under Section 3(a)(ii)(c) and (2) written statements from the record holder and intermediaries as required under Section 4(g) verifying the Eligible Stockholder’s continuous Ownership of the Required Shares through and as of the business day immediately preceding the date of the annual meeting;
(C)the Eligible Stockholder’s representation and agreement that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder under this Section 4);
(1)acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent,
(2)has not nominated and will not nominate for election to the Board at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 4,
(3)has not engaged and will not engage in, and has not been and will not be, a “participant” (as defined in Item 4 of the Exchange Act Schedule 14A) in another person’s, “solicitation” within the meaning of Exchange Act Rule 14a-1(l), in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee or a nominee of the Board,
(4)will not distribute to any stockholder any form of proxy for the annual meeting other than the form distributed by the Corporation, and
(5)in the case of a nomination where the Eligible Stockholder intends to solicit proxies, has complied with the requirements of Rule 14a-19 under the Exchange Act, including but not limited to the Eligible Stockholder’s intent to deliver a proxy statement and/or form of proxy to holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors; and
(D)the Eligible Stockholder’s agreement to:
(1)assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation,
(2)indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 4, provided, however, that upon the election to the Board of its Stockholder Nominee, the indemnification by the Eligible Stockholder under this Section 4(e)(iii)(D) shall no longer apply,
(3)comply with all other laws, rules, regulations, and listing standards applicable to any solicitation in connection with the annual meeting,
(4)file all materials described below in Section 4(g)(iii) with the Securities and Exchange Commission, regardless of whether any such filing is required under Exchange Act Regulation 14A, or whether any exemption from filing is available for such materials under Exchange Act Regulation 14A,
(5)provide to the Corporation prior to the annual meeting such additional information as necessary or reasonably requested by the Corporation, and
(6)promptly disclose to the Corporation if the Eligible Stockholder does not intend to continue to Own the Required Shares for at least one year following the annual meeting; and

146	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
(iv)in the case of a nomination by a group of stockholders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including any withdrawal of the nomination.
(f)To be timely under this Section 4, the Stockholder Proxy Access Notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first released to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that in the event the date of the current year meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day and not later than the close of business on the later of the 90th day prior to the current year meeting or the 10th day following the day on which public announcement of the date of the current year meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period (or extend any time period) for the giving of the Stockholder Proxy Access Notice as described above.
(g)An Eligible Stockholder (or in the case of a group, each stockholder whose shares are aggregated for purposes of constituting an Eligible Stockholder) must:
(i)within five business days after the date of the Stockholder Proxy Access Notice, provide one or more written statements from the record holder(s) of the Required Shares and from each intermediary through which the Required Shares are or have been held, in each case during the requisite three-year holding period, verifying that the Eligible Stockholder Owns, and has Owned continuously for the preceding three years, the Required Shares,
(ii)include in the written statements provided pursuant to Item 4 of Schedule 14N filed with the Securities and Exchange Commission a statement certifying that it Owns and continuously has Owned, as defined in Section 4(c), the Required Shares for at least three years,
(iii)file with the Securities and Exchange Commission any solicitation or other communication relating to the current year annual meeting of stockholders, one or more of the Corporation’s directors or director nominees or any Stockholder Nominee, regardless of whether any such filing is required under Exchange Act Regulation 14A or whether any exemption from filing is available for such solicitation or other communication under Exchange Act Regulation 14A,
(iv)as to any group of funds whose shares are aggregated for purposes of constituting an Eligible Stockholder, within five business days after the date of the Stockholder Proxy Access Notice, provide documentation reasonably satisfactory to the Corporation that demonstrates that the funds satisfy Section 4(b)(ii),
(v)in the case of a nomination where the Eligible Stockholder intends to solicit proxies, comply with the requirements of Rule 14a-19 under the Exchange Act, and
(vi)in the case of a nomination where the Eligible Stockholder intends to solicit proxies, further update and supplement the Stockholder Proxy Access Notice to provide evidence and a certification that the stockholder has solicited proxies from holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors in accordance with the requirements of Rule 14a-19(a)(3) under the Exchange Act. Such update and supplement shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days prior to the relevant meeting of stockholders.
(h)Within the time period specified in Section 4(f) for delivery of the Stockholder Proxy Access Notice, a Stockholder Nominee must deliver to the Secretary of the Corporation the questionnaire, representation, and agreement set forth in Section 5 below. At the request of the Corporation, the Stockholder Nominee must promptly, but in any event within five business days of such request, submit any additional completed and signed questionnaires required of the Corporation’s directors and provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Board to determine if each Stockholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the shares of the Corporation are listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors. At the request of the Corporation, the Stockholder Nominee must make himself or herself available for interviews with the Board or any committee thereof within no less than ten (10) days following such request.
(i)Notwithstanding anything to the contrary contained in this Section 4, the Corporation may omit from its proxy statement any Stockholder Nominee, and such nomination shall be disregarded and no vote on such Stockholder Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation, if:
(i)the Secretary of the Corporation receives notice that a stockholder intends to nominate a person for election to the Board which stockholder does not elect to have its nominee(s) included in the Corporation’s proxy materials pursuant to this Section 4,

2025 NOTICE AND PROXY STATEMENT |	147

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
(ii)the Eligible Stockholder or Stockholder Nominee breaches any of its respective agreements, representations, or warranties set forth in the Stockholder Proxy Access Notice, or if any of the information in the Stockholder Proxy Access Notice (or otherwise submitted pursuant to this Section 4) was not, when provided, true, correct, and complete or the requirements of this Section 4 have otherwise not been met, or if the information required under this Section 4 of Article III of these By-laws is not delivered within the time frames specified herein,
(iii)the Stockholder Nominee (A) is not independent under the listing standards of the principal U.S. exchange upon which the shares of the Corporation are listed, any applicable rules of the Securities and Exchange Commission, and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors, (B) does not qualify as independent under the audit committee independence requirements set forth in the rules of the principal U.S. exchange on which shares of the Corporation are listed, as a “non-employee director” under Exchange Act Rule 16b-3, or as an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision), (C) is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (D) is an officer, director, or general partner of any legal entity where a fellow officer, director, or general partner of such legal entity is an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (E) is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past ten years, or (F) is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended,
(iv)neither the Eligible Stockholder providing the Stockholder Proxy Access Notice nor a person appearing by proxy on such stockholder’s behalf appears at the meeting of stockholders to present the nomination or such business,
(v)the Eligible Stockholder fails to comply with the requirements set forth in Rule 14a-19 under the Exchange Act, or
(vi)the election of the Stockholder Nominee to the Board would cause the Corporation to be in violation of the Certificate of Incorporation, these By-laws, or any applicable state or federal law, rule, regulation, or listing standard.
(j)The maximum number of Stockholder Nominees appearing in the Corporation’s proxy materials with respect to an annual meeting of stockholders (including any Stockholder Nominee whose name was submitted for inclusion in the Corporation’s proxy materials for such annual meeting but who is nominated by the Board as a Board nominee for such annual meeting), together with
(i)any nominees who were previously elected to the Board as (A) Stockholder Nominees pursuant to this Section 4 (including any Stockholder Nominee whose name was submitted for inclusion in the Corporation’s proxy materials for such prior annual meeting but who was nominated by the Board as a Board nominee for such prior annual meeting) or (B) otherwise as a nominee of any stockholder, in either case at any of the preceding two annual meetings and who are renominated for election at such annual meeting by the Board, and
(ii)any Stockholder Nominee who was qualified for inclusion in the Corporation’s proxy materials for such annual meeting but whose nomination is subsequently withdrawn, shall not exceed the greater of (x) two or (y) 20% of the number of directors in office as of the last day on which a Stockholder Proxy Access Notice may be delivered pursuant to this Section 4 with respect to such annual meeting, or if such amount is not a whole number, the closest whole number below 20%; provided that if there is a vacancy on the Board and the number of directors is decreased prior to such annual meeting, then the 20% of the number of directors shall be calculated based on the number of directors in office as of the date of such decrease in the number of directors. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 4 exceeds this maximum number, each Eligible Stockholder will select one Stockholder Nominee for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the number (largest to smallest) of shares of the Corporation each Eligible Stockholder disclosed as Owned in its respective Stockholder Proxy Access Notice submitted to the Corporation. If the maximum number is not reached after each Eligible Stockholder has selected one Stockholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached.
(k)Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least 25% of the votes cast in favor of the Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 4 for the next two annual meetings.
Section 5.Submission of Questionnaire, Representation, and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation by a stockholder or Eligible Stockholder, a person must complete and deliver (in accordance with the time periods prescribed for delivery of notice under Section 3 or 4, whichever is applicable) to the Secretary at the principal executive offices of the Corporation a written questionnaire providing the information requested

148	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
about the background and qualifications of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement (the questionnaire, representation, and agreement to be in the form provided by the Secretary upon written request) that such person:
(a)is not and will not become a party to:
(i)any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how the person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, or
(ii)any Voting Commitment that could limit or interfere with the person’s ability to comply, if elected as a director of the Corporation, with the person’s fiduciary duties under applicable law,
(b)is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and
(c)in the person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Corporation.
Section 6.Place of Meetings. Meetings of the Board shall be held at such place, within or without the State of Delaware, as the Board may from time to time determine or as shall be specified or fixed in the notice or waiver of notice of any such meeting.
Section 7.Regular Meetings. Regular meetings of the Board shall be held in accordance with a yearly meeting schedule as determined by the Board; or such meetings may be held on such other days and at such other times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given except as otherwise required by these By-laws.
Section 8.Special Meetings. Special meetings of the Board may be called by the Chair of the Board, the Chief Executive Officer, the Lead Director of the Board, the Chair of the Corporate Governance and Responsibility Committee of the Board, or the Secretary at the request of any two independent directors.
Section 9.Notice of Meetings. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required), stating the time, place, and purposes thereof, shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, or shall be sent to him or her by electronic transmission so addressed, or shall be given personally or by telephone, on 24 hours’ notice or such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.
Section 10.Quorum and Manner of Acting. The presence of at least a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board. If a quorum shall not be present at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except where a different vote is required by law or the Certificate of Incorporation or these By-laws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. Any action required or permitted to be taken by the Board may be taken without a meeting if all the directors consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board. Any one or more directors may participate in any meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the Board.
Section 11.Resignation. Any director may resign at any time by giving written notice to the Chair of the Board, the Chief Executive Officer, or the Secretary, which notice shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein.
Section 12.Removal of Directors. Subject to the rights of the holders of Preferred Stock, any director may be removed from office, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 13.Compensation of Directors. The Board may provide for the payment to any of the directors, other than officers or employees of the Corporation, of a specified amount for services as a director or member of a committee of the Board, or of a specified amount for attendance at each regular or special Board meeting or committee meeting, or of both, and all directors shall be reimbursed for expenses of attendance at any such meeting; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

2025 NOTICE AND PROXY STATEMENT |	149

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
ARTICLE IV
COMMITTEES OF THE BOARD
Section 1.Appointment and Powers of Audit Committee. The Board shall, by resolution adopted by the affirmative vote of a majority of the authorized number of directors, designate an Audit Committee of the Board, which shall consist of such number of directors as the Board may determine and shall be comprised solely of directors independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member. The Audit Committee shall (i) make recommendations to the Board as to the independent accountants to be appointed by the Board; (ii) review with the independent accountants the scope of their examination; (iii) receive the reports of the independent accountants and meet with representatives of such accountants for the purpose of reviewing and considering questions relating to their examination and such reports; (iv) review, either directly or through the independent accountants, the internal accounting and auditing procedures of the Corporation; and (v) perform such other functions as may be assigned to it from time to time by the Board. The Audit Committee may determine its manner of acting and fix the time and place of its meetings, unless the Board shall otherwise provide. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business by the committee and the vote of a majority of the members of the committee present at a meeting at which a quorum is present shall be the act of the committee.
Section 2.Other Committees. The Board may, by the affirmative vote of a majority of the authorized number of directors, designate members of the Board to constitute an Executive Committee, a Management Development and Compensation Committee, and other committees of the Board, which shall in each case consist of such number of directors as the Board may determine, and shall have and may exercise, to the extent permitted by law, such powers and authority as the Board may by resolution delegate to them and may authorize the seal of the Corporation to be affixed to all papers which require it. Each such committee may determine its manner of acting and fix the time and place of its meetings, unless the Board shall otherwise provide. A majority of the members of any such committee shall constitute a quorum for the transaction of business by the committee and the vote of a majority of the members of such committee present at a meeting at which a quorum is present shall be the act of the committee.
Section 3.Action by Consent; Participation by Telephone or Similar Equipment. Unless the Board shall otherwise provide, any action required or permitted to be taken by any committee may be taken without a meeting if all members of the committee consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the committee. Unless the Board shall otherwise provide, any one or more members of any committee may participate in any meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the committee.
Section 4.Changes in Committees; Resignations; Removals. The Board shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the Board. Any member of any such committee may resign at any time by giving written notice to the Chair of the Board, the Chief Executive Officer, the Chair of such committee, or the Secretary, which notice shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein. Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the Board, provided such removal shall have been referred to in the notice of such meeting.
ARTICLE V
OFFICERS
Section 1.Number and Qualifications. The officers of the Corporation may include a Chair of the Board, Vice Chair of the Board, Chief Executive Officer, President, one or more Vice Presidents, General Counsel, Treasurer, Secretary, and Controller; provided, however, that any one or more of the foregoing offices may remain vacant from time to time, except as otherwise required by law. So far as practicable, the officers shall be elected annually on the day of the annual meeting of stockholders. Each officer shall hold office until the next annual election of officers and until his or her successor is elected and qualified, or until his or her death or retirement, or until he or she shall have resigned or been removed in the manner hereinafter provided. The same person may hold more than one office. The Chair of the Board, the Vice Chair of the Board, the Chief Executive Officer, and the President shall be elected from among the directors. The Board may from time to time elect or appoint such other officers or agents as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such titles and duties and shall hold their offices for such terms as may be prescribed by the Board. The Chief Executive Officer may appoint one or more Deputy, Associate, or Assistant officers, or such other agents as may be necessary or desirable for the business of the Corporation. In case one or more Deputy, Associate, or Assistant officers shall be appointed, the officer such appointee assists may delegate to him or her the authority to perform such of the officer’s duties as the officer may determine.
Section 2.Resignations. Any officer may resign at any time by giving written notice to the Chair of the Board, the Chief Executive Officer, or the Secretary, which notice shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein.

150	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
Section 3.Removal. Any officer or agent may be removed, either with or without cause, at any time, by the Board or, in the case of any officer or agent other than the Chief Executive Officer and the Chief Financial Officer, by the Management Development and Compensation Committee at any meeting, provided, however, such removal shall have been referred to in the notice of such meeting if such meeting constitutes a special meeting; provided, further, that the Chief Executive Officer may remove any agent appointed by the Chief Executive Officer.
Section 4.Vacancies. Any vacancy among the officers, whether caused by death, resignation, removal, or otherwise, shall be filled in the manner prescribed for election to such office.
Section 5.Chair of the Board. The Chair of the Board shall, if present, preside at all meetings of the Board and, in the absence of the Chief Executive Officer, at all meetings of the stockholders. He or she shall perform the duties incident to the office of the Chair of the Board and all such other duties as are specified in these By-laws or as shall be assigned to him or her from time to time by the Board.
Section 6.Vice Chair of the Board. The Vice Chair of the Board shall, if present, preside at all meetings of the Board at which the Chair of the Board shall not be present and at all meetings of the stockholders at which neither the Chief Executive Officer nor the Chair of the Board shall be present. He or she shall perform such other duties as shall be assigned to him or her from time to time by the Board or the Chief Executive Officer.
Section 7.Chief Executive Officer. The Chief Executive Officer shall, if present, preside at all meetings of the stockholders. He or she shall have, under the control of the Board, general supervision and direction of the business and affairs of the Corporation. He or she shall at all times see that all resolutions or determinations of the Board are carried into effect. He or she may from time to time appoint, remove, or change members of and discharge one or more advisory committees, each of which shall consist of such number of persons (who may, but need not, be directors or officers of the Corporation), and have such advisory duties, as he or she shall determine. He or she shall perform the duties incident to the office of the Chief Executive Officer and all such other duties as are specified in these By-laws or as shall be assigned to him or her from time to time by the Board.
Section 8.President. The President shall be the chief operating officer of the Corporation and shall perform such duties as shall be assigned to him or her from time to time by the Board or the Chief Executive Officer.
Section 9.Vice Presidents. The Board shall, if it so determines, elect one or more Vice Presidents (with such additional titles as the Board may prescribe), each of whom shall perform such duties as shall be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Vice President reports.
Section 10.General Counsel. The General Counsel shall be the chief legal officer of the Corporation and the head of its legal department. He or she shall, in general, perform the duties incident to the office of General Counsel and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer.
Section 11.Treasurer. The Treasurer shall have charge and custody of all funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all funds of the Corporation in such depositaries as may be designated pursuant to these By-laws, shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever, shall disburse the funds of the Corporation, and shall render to all regular meetings of the Board, or whenever the Board may require, an account of all his or her transactions as Treasurer. He or she shall, in general, perform all the duties incident to the office of Treasurer and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Treasurer reports.
Section 12.Secretary. The Secretary shall, if present, act as secretary of all meetings of the Board, the Executive Committee, and other committees of the Board and the stockholders and shall have the duty to record the proceedings of such meetings in one or more books provided for that purpose. He or she shall see that all notices are duly given in accordance with these By-laws and as required by law, shall be custodian of the seal of the Corporation, and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal. He or she shall, in general, perform all the duties incident to the office of Secretary and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Secretary reports.
Section 13.Controller. The Controller shall have control of all the books of account of the Corporation, shall keep a true and accurate record of all property owned by it, its debts, and its revenues and expenses, shall keep all accounting records of the Corporation (other than the accounts of receipts and disbursements and those relating to the deposit or custody of funds and securities of the Corporation, which shall be kept by the Treasurer), and shall render to the Board, whenever the Board may require, an account of the financial condition of the Corporation. He or she shall, in general, perform all the duties incident to the office of Controller and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Controller reports.
Section 14.Bonds of Officers. If required by the Board, any officer of the Corporation shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board may require.

2025 NOTICE AND PROXY STATEMENT |	151

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
Section 15.Compensation. The salaries of the officers shall be fixed from time to time by the Board; provided, however, that the Chief Executive Officer may fix or delegate to others the authority to fix the salaries of any agents appointed by the Chief Executive Officer.
Section 16.Officers of Operating Companies or Divisions. The Chief Executive Officer shall have the power to appoint, prescribe the terms of office, responsibilities, duties, and salaries of, and remove, the officers of the operating companies or divisions other than those who are officers of the Corporation.
ARTICLE VI
CONTRACTS, CHECKS, LOANS, DEPOSITS, ETC.
Section 1.Contracts. The Board may authorize any officer or officers, agent or agents, in the name of and on behalf of the Corporation, to enter into any contract or to execute and deliver any instrument, which authorization may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.
Section 2.Checks, etc. All checks, drafts, bills of exchange, or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name of and on behalf of the Corporation in such manner as shall from time to time be authorized by the Board, which authorization may be general or confined to specific instances.
Section 3.Loans. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board, which authorization may be general or confined to specific instances. All bonds, debentures, notes, and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed, and delivered as the Board shall authorize, which authorization may be general or confined to specific instances.
Section 4.Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositaries as may be selected by or in the manner designated by the Board. The Board or its designees may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-laws, as may be deemed expedient.
ARTICLE VII
CAPITAL STOCK
Section 1.Stock Certificates and Uncertificated Shares. The shares of the Corporation may be represented by certificates or may be uncertificated. Each stockholder shall be entitled to have, in such form as shall be approved by the Board, a certificate or certificates signed by the Chair of the Board or the Vice Chair of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary representing the number of shares of capital stock of the Corporation owned by such stockholder. Any or all of the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar had been such at the date of its issue. Absent a specific request for such a certificate by the registered owner or transferee thereof, all shares may be uncertificated upon the original issuance thereof by the Corporation or upon surrender of the certificate representing such shares to the Corporation or its transfer agent.
Section 2.List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare or cause to have prepared, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the Corporation’s principal executive offices.
Section 3.Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2 of this Article VII, or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.
Section 4.Transfers of Capital Stock. Transfers of shares of capital stock of the Corporation shall be registered on the stock record of the Corporation, and if requested by the registered owner or transferee thereof, a new certificate shall be issued to the person entitled thereto, upon presentation and surrender, with a request to register transfer, of the certificate or certificates representing the shares properly endorsed by the holder of record or accompanied by a separate document signed by the holder of record containing an assignment or transfer of the shares or a power to assign or transfer the shares or upon presentation of proper transfer instructions from the holder of record of uncertificated shares. The Board may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of the capital stock of the Corporation.

152	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
Section 5.Lost Certificates. The Corporation may issue uncertificated shares, or if requested by the registered owner, a new certificate, or cause a new certificate to be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. The Corporation may require the owner of such lost, stolen, or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.
Section 6.Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of capital stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.
Section 7.Registered Owners. Prior to due presentment for registration of transfer of a certificate representing shares of capital stock of the Corporation or of proper transfer instructions with respect to uncertificated shares, the Corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive dividends, to receive notifications, and otherwise to exercise all the rights and powers of an owner of such shares, except as otherwise provided by law.
Section 8.Rights Plans. The Corporation will seek shareowner approval prior to its adoption of a Rights Plan, unless the Board, in the exercise of its fiduciary duties and with the concurrence of a majority of its independent directors, determines that, under the circumstances existing at the time, it is in the best interests of the stockholders of the Corporation to adopt a Rights Plan without delay. If a Rights Plan is adopted by the Corporation without prior approval of the stockholders of the Corporation, such plan must provide that it shall expire unless ratified by the stockholders of the Corporation within one year of adoption. For purposes of this Section 8, the term “Rights Plan” refers generally to any plan providing for the distribution of preferred stock, rights, warrants, options, or debt instruments to the stockholders of the Corporation, designed to deter non-negotiated takeovers by conferring certain rights on the stockholders of the Corporation upon the occurrence of a “triggering event” such as a tender offer or third party acquisition of a specified percentage of stock.
ARTICLE VIII
FISCAL YEAR
The Corporation’s fiscal year shall coincide with the calendar year.
ARTICLE IX
SEAL
The Corporation’s seal shall be circular in form and shall include the words “Honeywell Holdco, Inc., Delaware, 2025, Seal.”
ARTICLE X
WAIVER OF NOTICE
Whenever any notice is required by law, the Certificate of Incorporation or these By-laws, to be given to any director, member of a committee, or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.
ARTICLE XI
AMENDMENTS
These By-laws or any of them may be amended or supplemented in any respect at any time, either (i) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting, or (ii) at any meeting of the Board, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting or an announcement with respect thereto shall have been made at the last previous Board meeting.

2025 NOTICE AND PROXY STATEMENT |	153

APPENDIX D: BY-LAWS OF HONEYWELL HOLDCO, INC.
ARTICLE XII
FORUM FOR ADJUDICATION OF DISPUTES
Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
ARTICLE XIII
EMERGENCY BY-LAWS
Section 1.Emergency Board of Directors. In case of an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of the Board or the stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board or a committee thereof cannot readily be convened for action in accordance with the provisions of the By-laws, the business and affairs of the Corporation shall be managed by or under the direction of an Emergency Board of Directors (hereinafter called the Emergency Board) established in accordance with Section 2 of this Article XIII.
Section 2.Membership of Emergency Board of Directors. The Emergency Board shall consist of at least three of the following persons present or available at the Emergency Corporate Headquarters determined according to Section 5 of this Article XIII: (i) those persons who were directors at the time of the attack or other event mentioned in Section 1 of this Article XIII, and (ii) any other persons appointed by such directors to the extent required to provide a quorum at any meeting of the Board. If there are no such directors present or available at the Emergency Corporate Headquarters, the Emergency Board shall consist of the three highest-ranking officers or employees of the Corporation present or available and any other persons appointed by them.
Section 3.Powers of the Emergency Board. The Emergency Board will have the same powers as those granted to the Board in these By-laws, but will not be bound by any requirement of these By-laws which a majority of the Emergency Board believes impracticable under the circumstances.
Section 4.Stockholders’ Meeting. At such time as it is practicable to do so the Emergency Board shall call a meeting of stockholders for the purpose of electing directors. Such meeting will be held at a time and place to be fixed by the Emergency Board and pursuant to such notice to stockholders as it is deemed practicable to give. The stockholders entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum.
Section 5.Emergency Corporate Headquarters. Emergency Corporate Headquarters shall be at such location as the Board or the Chief Executive Officer shall determine prior to the attack or other event, or if not so determined, at such place as the Emergency Board may determine.
Section 6.Limitation of Liability. No officer, director, or employee acting in accordance with the provisions of this Article XIII shall be liable except for willful misconduct.

154	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX E: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL INTERNATIONAL INC.
Honeywell International Inc., which was originally incorporated in the State of Delaware on May 13, 1985, under the name of East/West Newco Corporation (the “Corporation”), hereby certifies that this Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This Amended and Restated Certificate of Incorporation amends, restates, and integrates the provisions of the Corporation’s certificate of incorporation as hereby amended. The Corporation certifies as follows:
1.The Board of Directors of the Corporation by unanimous written consent of its members declared it advisable to amend the certificate of incorporation and adopted resolutions setting forth the proposed amendments in accordance with the applicable provisions of Sections 242 and 245.
2.The aforesaid amendments were duly adopted by written consent of the shareholders holding not less than the minimum number of votes that would be necessary to authorize such amendments at a meeting at which all shares entitled to vote thereon were presented and voted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.
3.The text of the certificate of incorporation as heretofore amended is hereby restated to read in its entirety as Exhibit A attached hereto.
Honeywell International Inc.
_________________________________________
Dated: [●], 2025

2025 NOTICE AND PROXY STATEMENT |	155

APPENDIX E: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL INTERNATIONAL INC.
Exhibit A
Amended and Restated Certificate of Incorporation of
Honeywell International Inc.
FIRST: The name of the corporation is Honeywell International Inc.
SECOND: The address of the registered office of the corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at that address is Corporation Service Company.
THIRD: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code.
FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 2,040,000,000 shares, of which 2,000,000,000 shares shall be Common Stock, par value $1.00 per share (“Common Shares”), and 40,000,000 shares shall be Preferred Stock, without par value (“Preferred Stock”).
FIFTH: From time to time the corporation may issue and may sell its authorized shares for such consideration per share (with respect to shares having a par value, not less than the par value thereof), either in money or money’s worth of property or services, or for such other considerations, whether greater or less, now or from time to time hereafter permitted by law, as may be fixed by the Board of Directors; and all shares so issued shall be fully paid and nonassessable.
No holder of any shares of any class shall as such holder have any preemptive right to subscribe for or purchase any other shares or securities of any class, whether now or hereafter authorized, which at any time may be offered for sale or sold by the corporation.
Each holder of record of the Common Shares of the corporation shall be entitled to one vote for every Common Share standing in his name on the books of the corporation.
The corporation may issue Preferred Stock from time to time in one or more series as the Board of Directors may establish by the adoption of a resolution or resolutions relating thereto, each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors pursuant to authority to do so, which authority is hereby granted to the Board of Directors.
SIXTH: The duration of the corporation is to be perpetual.
SEVENTH: Except as otherwise provided pursuant to the provisions of this Certificate of Incorporation relating to the rights of certain holders of Preferred Stock to elect additional Directors under specified circumstances, the number of Directors of the corporation shall be determined from time to time in the manner described in the By-laws. The Directors, other than those who may be elected by the holders of Preferred Stock pursuant to this Certificate of Incorporation, shall be elected by the holders of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors (the “Voting Stock”), voting together as a single class, and shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Directors serving on April 25, 2005, shall hold office until the next succeeding annual meeting of stockholders and until their successors shall have been elected and qualified, notwithstanding that such directors may have been elected for a term that extended beyond the date of such annual meeting of stockholders. No Director need be a stockholder.
Except as otherwise provided pursuant to this Certificate of Incorporation relating to the rights of certain holders of Preferred Stock to elect Directors under specified circumstances, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, or by a sole remaining director. Any Director elected in accordance with the preceding sentence shall hold office until the annual meeting of stockholders at which the term of office of the class to which such Director has been elected expires, and until such Director’s successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
Subject to the rights of certain holders of Preferred Stock to elect Directors under circumstances specified in this Certificate of Incorporation, Directors may be removed from office, with or without cause, by the affirmative vote of the holders of a majority of the Voting Stock, voting together as a single class.
EIGHTH: The By-laws of the corporation may contain provisions, not inconsistent with law or this Certificate of Incorporation, relating to the management of the business of the corporation, the regulation of its affairs, the transfer of its stock, the qualifications, compensation, and powers and duties of its Directors, and the time and place and the manner of calling the meetings of its stockholders and Directors.

156	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX E: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL INTERNATIONAL INC.
The Board of Directors may from time to time fix, determine, and vary the amount of the working capital of the corporation, may determine what part, if any, (i) of its surplus or (ii) in case there shall be no such surplus, of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year shall be declared as dividends and paid to the stockholders, may determine the time or times for the declaration and payment of dividends, the amount thereof and whether they are to be in cash, property, or shares of the capital stock of the corporation, and may direct and determine the use and disposition of any surplus over and above the capital of the corporation.
The Board of Directors may from time to time make, amend, supplement, or repeal the By-laws; provided, however, that the stockholders may change or repeal any By-law adopted by the Board of Directors.
The Board of Directors shall, except as otherwise provided by law, this Certificate of Incorporation, or the By-laws, exercise the powers of the corporation.
Pursuant to the By-laws, an Executive Committee and/or one or more other committees may be appointed from among the Directors or otherwise, to which may be delegated any or all of the powers and duties of the Board of Directors, to the full extent permitted by law.
Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock pursuant to the provisions of this Certificate of Incorporation, special meetings of stockholders may be called only by (i) the Chief Executive Officer, (ii) the Board of Directors pursuant to a resolution approved by a majority of the then-authorized number of Directors of the corporation (as determined in accordance with the By-laws), or (iii) the Secretary upon the written request (a “Special Meeting Request”) of holders Owning (as such term is defined in Section 3 of Article II of the By-laws) not less than 15% of the outstanding shares of the Corporation’s Common Stock as of the date of such request (the “Requisite Percent”), filed with the Secretary of the Corporation and otherwise in accordance with the By-laws. Whether the requesting holders have complied with the requirements of this Article and related provisions of the By-laws shall be determined in good faith by the Board, which determination shall be conclusive and binding on the Corporation and the stockholders.
No contract or other transaction of the corporation shall be void, voidable, fraudulent, or otherwise invalidated, impaired, or affected, in any respect, by reason of the fact that any one or more of the officers, Directors, or stockholders of the corporation shall individually be party or parties thereto or otherwise interested therein, or shall be officers, directors, or stockholders of any other corporation or corporations which shall be party or parties thereto or otherwise interested therein; provided that such contract or other transactions be duly authorized or ratified by the Board of Directors or Executive Committee, with the assenting vote of a majority of the disinterested Directors or Executive Committeemen then present, or, if only one such is present, with his assenting vote.
NINTH: No stockholder action may be taken except at an annual or special meeting of stockholders of the corporation, and stockholders may not take any action by written consent in lieu of a meeting.
TENTH: Unless required by law or demanded by a stockholder of the corporation entitled to vote at a meeting of stockholders or determined by the chairman of such meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or his proxy if there be such proxy, and shall state the number of shares voted by such stockholder or proxy.
ELEVENTH: (1) Elimination of Certain Liability of Directors. A Director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article ELEVENTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Section by the stockholders of the corporation shall not adversely affect any right or protection of a Director of the corporation existing at the time of such repeal or modification.
(2) Indemnification and Insurance.
(A) Right to Indemnification. Each person who was or is made a party to or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a Director, officer, or employee of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, employee, or agent or in any other capacity while serving as a Director, officer, employee, or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment), against all expense, liability, and loss (including

2025 NOTICE AND PROXY STATEMENT |	157

APPENDIX E: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HONEYWELL INTERNATIONAL INC.
attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators; provided, however, that, except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter, an “advancement of expenses”); provided, however, that if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking (hereinafter, an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter, a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise, and, provided further, that an advancement of expenses incurred by an employee other than a Director or officer in advance of the final disposition of a proceeding shall be made, unless otherwise determined by the Board of Directors, only upon delivery to the corporation of an undertaking by or on behalf of such employee to the same effect as any undertaking required to be delivered by a Director or officer.
(B) Right of Indemnitee to Bring Suit. If a claim under paragraph (A) of this Section is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the corporation.
(C) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested Directors, or otherwise.
(D) Insurance. The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee, or agent of the corporation or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.
(E) Indemnification of Agents of the Corporation. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any agent of the corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of Directors, officers, and employees of the corporation.
TWELFTH: The corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

158	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
Amended as of
[●], 2025

2025 NOTICE AND PROXY STATEMENT |	159

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
ARTICLE I
OFFICES
Section 1.Registered Office. The registered office of Honeywell International Inc. (hereinafter called the Corporation) within the State of Delaware shall be in the City of Wilmington, County of New Castle.
Section 2.Other Offices. The Corporation may also have an office or offices and keep the books and records of the Corporation, except as may otherwise be required by law, in such other place or places, either within or without the State of Delaware, as the Board of Directors of the Corporation (hereinafter called the Board) may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1.Place of Meetings. All meetings of stockholders of the Corporation shall be held at the registered office of the Corporation in the State of Delaware or at such other place, within or without the State of Delaware, as may from time to time be fixed by the Board or specified or fixed in the respective notices or waivers of notice thereof. The Board may determine that the meeting of stockholders (i) shall not be held at any place and instead shall be held solely by means of remote communication, or (ii) shall be held by means of remote communication in addition to a physical location, in each case as permitted by applicable law.
Section 2.Annual Meetings. The annual meeting of stockholders of the Corporation for the election of directors and for the transaction of any other proper business shall be held at 10:00 a.m. on the last Monday of April of each year, or on such other date and at such other time as may be fixed by the Board. If the annual meeting for the election of directors shall not be held on the day designated, the Board shall cause the meeting to be held as soon thereafter as is convenient.
Section 3.Special Meetings. Special meetings of stockholders, unless otherwise provided by law, may be called at any time by the Board pursuant to a resolution adopted by a majority of the then-authorized number of directors (as determined in accordance with Section 2 of Article III of these By-laws), or by the Chief Executive Officer or shall be called by the Secretary upon the written request (a “Special Meeting Request”) of holders Owning (as defined below in this Section 3) not less than 15% of the outstanding shares of the Corporation’s Common Stock as of the date of such request (also referred to as the Requisite Percent as defined in Article EIGHTH of the Corporation’s Certificate of Incorporation, as amended) filed with the Secretary of the Corporation in accordance with the requirements of this Section 3.
As used in this Section 3 of Article II and Section 4 of Article III of these By-laws, the terms “Owns,” “Owned,” and “Owning” and other variations of the word “Own” shall mean only those outstanding shares of Common Stock of the Corporation as to which a stockholder possesses both:
(i)the full voting and investment rights pertaining to the shares; and
(ii)the full economic interest in (including the opportunity for profit and risk of loss on) such shares;
provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:
(i)sold by such stockholder or any control person in any transaction that has not been settled or closed, including any short sale,
(ii)borrowed by such stockholder or any control person for any purposes or purchased by such stockholder or any control person pursuant to an agreement to resell, or
(iii)subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such stockholder or any of its control persons, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of:
(A)reducing in any manner, to any extent, or at any time in the future, such stockholder’s or any of its control persons’ full right to vote or direct the voting of any such shares, and/or
(B)hedging, offsetting, or altering to any degree gain or loss arising from the full economic interest in such shares by such stockholder or control person.

160	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
A stockholder “Owns” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s Ownership of shares shall be deemed to continue during any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the stockholder. A stockholder’s Ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares provided that the stockholder has the power to recall such loaned shares on five business days’ notice and has recalled such loaned shares as of the applicable request or notice, as the case may be, and through the date of the special meeting or the annual meeting, as the case may be. Whether outstanding shares of the Corporation are “Owned” for these purposes shall be determined by the Board.
A Special Meeting Request must specify the matter or matters to be acted upon at such meeting, each of which must be a proper subject for stockholder action under applicable law. The requesting stockholders must also provide a brief description of the business desired to be brought before the meeting (including the complete text of any resolution and any amendment to any Corporation document intended to be presented at the meeting), the reasons for conducting such business at a special meeting of stockholders, any other information which may be required pursuant to these By-laws or which may be required to be disclosed under the Delaware General Corporation Law or included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission, and, as to the stockholders requesting the meeting and the beneficial owners on whose behalf the meeting is being requested, (i) their name and address, as they appear on the Corporation’s books, (ii) the class and number of shares of the Corporation which are Owned beneficially or of record as of the date of such Special Meeting Request, together with documentary evidence of such Ownership, (iii) any material interest in the business to be brought before the meeting, (iv) a description of all agreements or other arrangements or understandings between each such stockholder, any nominee (if such business is the election of one or more nominees of such stockholders) and/or beneficial owner or any of their respective affiliates or associates, and any other person or persons (including the names of such person(s)) in connection with such business, including any swap or other derivative or short positions, profits interests, options, hedging transactions, or borrowed or loaned shares, the effect of any of which is to mitigate loss to or manage risk of stock price changes (increases or decreases) for, or to increase or decrease the voting power of, such stockholder, nominee, or beneficial owner or any of their respective affiliates or associates with respect to the shares of the Corporation, (v) an undertaking by the stockholder to notify the Corporation in writing of any change in the information called for by clauses (ii), (iii), and (iv) as of the record date for such special meeting, by notice received by the Secretary at the principal executive offices of the Corporation not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information and, in any event, as of the close of business on the day preceding the meeting date, and (vi) an acknowledgement that any reduction in Ownership below the Requisite Percent (i.e., 15% of the outstanding shares of the Corporation’s Common Stock as of the date of the Special Meeting Request) following the delivery of the Special Meeting Request to the Secretary shall constitute a revocation of such Special Meeting Request.
Upon the written request of any stockholders who have called a special meeting, it shall be the duty of the Secretary of the Corporation to fix the date of the meeting which shall be held at such date and time as the Secretary may fix, not less than 10 nor more than 60 days after the receipt of the request (provided that such request complies with all applicable provisions of these By-laws), and to give due notice thereof in accordance with the applicable provisions of these By-laws. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the Special Meeting Request is delivered during the period commencing 90 days prior to the first anniversary of the date of the notice of annual meeting for the immediately preceding annual meeting and ending on the earlier of (x) the date of the next annual meeting and (y) 30 calendar days after the first anniversary of the date of the immediately preceding annual meeting, (iii) an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”), other than the election of directors, was presented at a meeting of the stockholders held not more than 12 months before the Special Meeting Request is delivered, (iv) a Similar Item was presented at a meeting of the stockholders held not more than 90 days before the Special Meeting Request is delivered (and, for purposes of this clause (iv), the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors) or (v) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholder meeting that has been called by the time the Special Meeting Request is delivered but not yet held. Only matters as are stated in the notice of a special meeting of stockholders shall be brought before and acted upon thereat; provided that nothing herein shall prohibit the Board from submitting matters to the stockholders at any special meeting called by the stockholders.
Section 4.Notice of Meetings. Notice of each meeting of stockholders, annual or special, shall be in writing, shall state the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. Unless (i) the adjournment is for more than 30 days, or (ii) the Board shall fix a new record date for any adjourned meeting after the adjournment, notice of an adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment was taken.

2025 NOTICE AND PROXY STATEMENT |	161

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
Section 5.Quorum. At each meeting of stockholders of the Corporation, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by law. In the absence of a quorum, the chair of the meeting or a majority in interest of those present in person or represented by proxy and entitled to vote at the meeting may adjourn the meeting from time to time until a quorum shall be present.
Section 6.Order of Business. The order of business at all meetings of stockholders shall be as determined by the chair of the meeting. The chair of the meeting may make any determinations that may be appropriate as to the conduct of the meeting.
Section 7.Voting. Except as otherwise provided in the Certificate of Incorporation, at each meeting of stockholders, every stockholder of the Corporation shall be entitled to one vote for every share of capital stock standing in his or her name on the stock record of the Corporation (i) at the time fixed pursuant to Section 6 of Article VII of these By-laws as the record date for the determination of stockholders entitled to vote at such meeting, or (ii) if no such record date shall have been fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given. At each meeting of stockholders, except as otherwise provided by law or in the Certificate of Incorporation or these By-laws, in all matters the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the stockholders.
Section 8.Inspectors. In advance of any meeting of stockholders, the Board shall appoint one or more inspectors to act at the meeting and make a written report thereof and may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector shall take and sign such oath and perform such duties as shall be required by law and may perform such other duties not inconsistent therewith as may be requested by the Corporation.
ARTICLE III
DIRECTORS
Section 1.Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the stockholders.
Section 2.Number, Election, and Terms.
(a)Authorized Number; Filling of Vacancies. The authorized number of directors may be determined from time to time by vote of a majority of the then-authorized number of directors or by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided, however, that such number shall automatically be increased by two in the event of default in the payment of dividends on the Preferred Stock under the circumstances described in the Certificate of Incorporation. The directors, other than those who may be elected by the holders of the Preferred Stock of the Corporation pursuant to the Certificate of Incorporation, shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Except as otherwise provided in the Certificate of Incorporation, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the annual meeting of stockholders and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
(b)Majority Voting.
(i)Except as provided in paragraph (c) of this Section 2, a nominee for director will be elected to the Board if the number of votes cast “for” that nominee’s election exceed the number of votes cast “against” that nominee’s election (excluding abstentions) at any meeting for the election of directors at which a quorum is present (a “Majority Vote”).
(ii)Any nominee who does not receive a Majority Vote is expected to promptly tender his or her resignation to the Chair of the Board following certification of the stockholder vote. The Corporate Governance and Responsibility Committee will promptly consider the resignation submitted by each nominee failing to receive a Majority Vote and recommend to the Board whether to accept the tendered resignation or reject it. The Board will consider the Corporate Governance and Responsibility Committee’s recommendation and decide whether to accept or reject any tendered resignations no later than at its first regularly scheduled meeting following certification of the stockholder vote.

162	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
Following the Board’s decision on the Corporate Governance and Responsibility Committee’s recommendation, the Company will promptly publicly disclose the Board’s decision and process (including, if applicable, the reasons for rejecting the tendered resignation) in a periodic or current report filed with the Securities and Exchange Commission.
To the extent that one or more directors’ resignations are accepted by the Board, the Corporate Governance and Responsibility Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.
Any director who tenders his or her resignation pursuant to this provision will not participate in the Corporate Governance and Responsibility Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Corporate Governance and Responsibility Committee failed to receive a Majority Vote at the same election, then the independent directors who were elected will appoint a Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This Board committee may, but need not, consist of all of the independent directors who were elected.
(c)Contested Elections. If the number of nominees for director, whether nominated by the Board and/or stockholders, exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes cast in person or by proxy at any meeting of stockholders for the election of directors at which a quorum is present; provided, that, nominations by stockholders (i) have been made in compliance with Sections 3 and/or 4, as applicable, of this Article III and (ii) have not been withdrawn (such that the number of nominees no longer exceeds the number of directors to be elected) on or prior to the day immediately preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote “against” any nominee.
Section 3.Advance Notice of Stockholder Business and Nominations.
(a)Annual Meeting of Stockholders.
(i)Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders as follows:
(A)pursuant to the Corporation’s notice of meeting;
(B)by or at the direction of the Board of Directors; or
(C)by any stockholder of the Corporation who was a stockholder of record at the time of giving notice provided for in this Section 3, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 3.
(ii)For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 3 (whether or not such nominations or other business are proposed pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended [the “Exchange Act”]), the stockholder or the Stockholder Associated Person must have given timely notice thereof in writing to the Secretary of the Corporation (the “Stockholder Notice”), and such other business must be a proper matter for stockholder action. To be timely, a Stockholder Notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (other than as a result of adjournment), the Stockholder Notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment, recess, rescheduling, or postponement of an annual meeting commence a new time period for the giving of a Stockholder Notice as described above. Such Stockholder Notice shall set forth:
(A)as to each person whom the stockholder proposes to nominate for election or reelection as a director (whether or not such nominations are proposed pursuant to Regulation 14A under the Exchange Act), all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder (including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected);
(B)as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, (i) the reasons for conducting such business at the meeting and (ii) the text of any proposal or resolutions to be proposed for consideration by stockholders and, if such business includes a proposal to amend these by-laws, the text of the proposed amendment;

2025 NOTICE AND PROXY STATEMENT |	163

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
(C)as to the person giving such Stockholder Notice, the stockholder, and any beneficial owner on whose behalf the nomination or proposal is made, and any participant (as defined in paragraphs (a) (ii) – (vi) of Instruction 3 to Item 4 of Exchange Act Schedule 14A) with such stockholder or beneficial owner in such solicitation, and of any affiliate of such stockholder or beneficial owner (any such person other than the stockholder, a “Stockholder Associated Person”):
(1)the name and address of such stockholder, as they appear on the Corporation’s books, and any Stockholder Associated Person,
(2)the class and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and any Stockholder Associated Person as of the date of the Stockholder Notice,
(3)any material interest of such stockholder or any Stockholder Associated Person in such nomination or proposal,
(4)a description of all agreements or other arrangements or understandings of such stockholder, the nominee(s), and/or any Stockholder Associated Person (including any swap or other derivative or short positions, profits interests, options, hedging transactions, warrants, convertible securities, synthetic arrangements, or borrowed or loaned shares, or other arrangements), the effect of any of which is to mitigate loss to or manage risk of stock price changes (increases or decreases) for, or to increase or decrease the voting power of, such stockholder, the nominee(s), or any Stockholder Associated Person with respect to the shares of the Corporation,
(5)a description of any material interest in a contract or agreement of such stockholder, the nominee(s), and/or any Stockholder Associated Person with the Corporation, any affiliate of the Corporation, and/or any principal competitor of the Corporation,
(6)description of any material pending or threatened legal proceeding in which such stockholder, the nominee(s), and/or any Stockholder Associated Person is a party to or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,
(7)a description of any arrangements, agreements, or understandings, including any that may be related to compensation or any other material relationships, between the stockholder, any Stockholder Associated Person, the nominee(s) and/or any affiliate or associate of the nominee(s), and any other person or persons, in connection with such nomination or proposal, during the previous three years, including the names of such persons, and including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to such person),
(8)a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) named in its Stockholder Notice and/or bring before the meeting the proposal described in its Stockholder Notice,
(9)any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such stockholder or Stockholder Associated Person in support of the nomination and/or the business proposed to be brought before the meeting, and
(10)an undertaking by such stockholder or such Stockholder Associated Person delivering the Stockholder Notice to notify the Corporation in writing of any change in the information called for by clauses (1) through (9) as of the record date for such annual meeting, by notice received by the Secretary at the principal executive offices of the Corporation not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information and, in any event, as of the close of business on the day preceding the meeting date; and
(D)in the case of a nomination, the written agreement, representation, and warranty of the stockholder or Stockholder Associated Person delivering the Stockholder Notice addressed to the Corporation that the stockholder and any applicable Stockholder Associated Person has complied with the requirements of Rule 14a-19 under the Exchange Act, including but not limited to the intent to deliver a proxy statement and/or form of proxy to holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors.

164	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
(iii)The stockholder or Stockholder Associated Person delivering the Stockholder Notice must further update and supplement the Stockholder Notice to provide evidence and a certification that the stockholder or Stockholder Associated Person has solicited proxies from holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors in accordance with the requirements of Rule 14a-19(a)(3) under the Exchange Act. Such update and supplement shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days prior to the relevant meeting of stockholders.
(iv)The nominee(s) must make themselves available and provide such information as is required under Section 4(h) of Article III of the By-laws.
(v)Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 3 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder Notice required by this Section 3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.
(b)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 3, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(v) of this Section 3 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.
(c)General.
(i)Only such persons who are nominated in accordance with the procedures set forth in this Section 3 or in Section 4 shall be eligible to serve as directors and only such other business (these procedures being the exclusive means for a stockholder to nominate any person for election to the Board at a meeting of stockholders), as shall have been brought before the meeting in accordance with the procedures set forth in this Section 3 or in Section 4 or that are otherwise properly brought under Rule 14a-8 under the Exchange Act shall be conducted at a meeting of stockholders. Except as otherwise provided by law or the by-laws of the Corporation, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 3 or in Section 4 and, if any proposed nomination or business is not in compliance with this Section 3 or in Section 4, including failure of the stockholder of record or a person appearing by proxy on such stockholder’s behalf to appear at the meeting of stockholders to present the nomination or such business or if a stockholder or any applicable Stockholder Associated Person fails to comply with the requirements set forth in Rule 14a-19 under the Exchange Act, to declare that such defective proposal or nomination was invalid, and such invalid proposal or nomination shall be disregarded notwithstanding that proxies in respect of such nominee may have been received by the Corporation.
(ii)For purposes of this Section 3 and Section 4, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act, “affiliate” and “associate” shall have the meanings assigned to such terms in Rule 405 under the Exchange Act, and “beneficial owner” shall have the meaning ascribed to such term under Section 13 (d) of the Exchange Act, except that a person will also be deemed to be the beneficial owner of securities or other interests which such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to the exercise of any securities or under any agreement, arrangement, or understanding (whether or not in writing), regardless of when such right may be exercised and regardless of whether or not they are conditional, and “owned beneficially” shall have the correlative meaning.

2025 NOTICE AND PROXY STATEMENT |	165

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
(iii)Notwithstanding the foregoing provisions of this Section 3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3 and Section 4; provided, however, that any references in these By-laws to the Exchange Act or the rules thereunder are not intended to and shall not limit the requirements applicable to nominations of persons for election to the Board made or intended to be made in accordance with clause (C) of paragraph (a)(i) of this Section 3 or Section 4(f). Nothing in this Section 3 or Section 4 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances.
Section 4.Proxy Access for Director Nominations.
(a)The Corporation shall include in its proxy statement and on its form of proxy for an annual meeting of stockholders the name of, and the Required Information (as defined below) relating to, any nominee for election or reelection to the Board who satisfies the eligibility requirements in this Section 4(a) (a “Stockholder Nominee”) and who is identified in a notice that complies with Section 4(f) and that is timely delivered pursuant to Section 4(g) (the “Stockholder Proxy Access Notice”) by one or more stockholders acting on behalf of up to twenty stockholders who:
(i)elect at the time of delivering the Stockholder Proxy Access Notice to have such Stockholder Nominee included in the Corporation’s proxy materials,
(ii)as of the date of the Stockholder Proxy Access Notice, Own and have Owned (as defined above in Section 3 of Article II) a number of shares that represents at least 3% of the outstanding shares of the Corporation entitled to vote in the election of directors (the “Required Shares”) and have Owned (as defined above in Section 3 of Article II) continuously the Required Shares (as adjusted for any stock splits, stock dividends, or similar events) for at least three years, and
(iii)satisfy the additional requirements in these by-laws (such stockholder or stockholders collectively, an “Eligible Stockholder”).
(b)For purposes of satisfying the Ownership requirement under Section 4(a):
(i)the outstanding shares of the Corporation Owned by one or more stockholders may be aggregated, provided that the number of stockholders and other beneficial owners whose Ownership of shares is aggregated for such purpose shall not exceed twenty, and
(ii)two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer, or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall, in each case, be treated as one stockholder.
(c)No stockholder may be a member of more than one group of stockholders constituting an Eligible Stockholder under this Section 4.
(d)For purposes of this Section 4, the “Required Information” that the Corporation will include in its proxy statement is:
(i)the information concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the applicable requirements of the Exchange Act and the rules and regulations thereunder; and
(ii)if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder, not to exceed 500 words, in support of its Stockholder Nominee, which must be provided at the same time as the Stockholder Proxy Access Notice for inclusion in the Corporation’s proxy statement for the annual meeting (the “Statement”).
Notwithstanding anything to the contrary contained in this Section 4, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes would violate any applicable law, rule, regulation, or listing standard. Nothing in this Section 4 shall limit the Corporation’s ability to solicit against and include in its proxy materials its own statements relating to any Eligible Stockholder or Stockholder Nominee.
(e)The Stockholder Proxy Access Notice shall set forth the information required under Section 3(a)(ii)(a) and (c) of these By-laws and in addition shall set forth:
(i)the written consent of each Stockholder Nominee to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected;
(ii)a copy of the Schedule 14N that has been or concurrently is filed with the Securities and Exchange Commission under Exchange Act Rule 14a-18;
(iii)the written agreement of the Eligible Stockholder (or in the case of a group, each stockholder whose shares are aggregated for purposes of constituting an Eligible Stockholder) addressed to the Corporation, setting forth the following additional agreements, representations, and warranties:

166	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
(A)setting forth and certifying to the number of shares of the Corporation it Owns and has Owned as defined above in Section 3 of Article II continuously for at least three years as of the date of the Stockholder Proxy Access Notice and agreeing to continue to Own such shares through the date of the annual meeting, which statement shall also be included in the written statements set forth in Item 4 of the Schedule 14N filed by the Eligible Stockholder with the Securities and Exchange Commission;
(B)the Eligible Stockholder’s agreement to provide (1) the information required under Section 3(a)(ii)(c) and (2) written statements from the record holder and intermediaries as required under Section 4(g) verifying the Eligible Stockholder’s continuous Ownership of the Required Shares through and as of the business day immediately preceding the date of the annual meeting;
(C)the Eligible Stockholder’s representation and agreement that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder under this Section 4);
(1)acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent,
(2)has not nominated and will not nominate for election to the Board at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 4,
(3)has not engaged and will not engage in, and has not been and will not be, a “participant” (as defined in Item 4 of the Exchange Act Schedule 14A) in another person’s, “solicitation” within the meaning of Exchange Act Rule 14a-1(l), in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee or a nominee of the Board,
(4)will not distribute to any stockholder any form of proxy for the annual meeting other than the form distributed by the Corporation, and
(5)in the case of a nomination where the Eligible Stockholder intends to solicit proxies, has complied with the requirements of Rule 14a-19 under the Exchange Act, including but not limited to the Eligible Stockholder’s intent to deliver a proxy statement and/or form of proxy to holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors; and
(D)the Eligible Stockholder’s agreement to:
(1)assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation,
(2)indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 4, provided, however, that upon the election to the Board of its Stockholder Nominee, the indemnification by the Eligible Stockholder under this Section 4(e)(iii)(D) shall no longer apply,
(3)comply with all other laws, rules, regulations, and listing standards applicable to any solicitation in connection with the annual meeting,
(4)file all materials described below in Section 4(g)(iii) with the Securities and Exchange Commission, regardless of whether any such filing is required under Exchange Act Regulation 14A, or whether any exemption from filing is available for such materials under Exchange Act Regulation 14A,
(5)provide to the Corporation prior to the annual meeting such additional information as necessary or reasonably requested by the Corporation, and
(6)promptly disclose to the Corporation if the Eligible Stockholder does not intend to continue to Own the Required Shares for at least one year following the annual meeting; and
(iv)in the case of a nomination by a group of stockholders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including any withdrawal of the nomination.

2025 NOTICE AND PROXY STATEMENT |	167

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
(f)To be timely under this Section 4, the Stockholder Proxy Access Notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first released to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that in the event the date of the current year meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day and not later than the close of business on the later of the 90th day prior to the current year meeting or the 10th day following the day on which public announcement of the date of the current year meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period (or extend any time period) for the giving of the Stockholder Proxy Access Notice as described above.
(g)An Eligible Stockholder (or in the case of a group, each stockholder whose shares are aggregated for purposes of constituting an Eligible Stockholder) must:
(i)within five business days after the date of the Stockholder Proxy Access Notice, provide one or more written statements from the record holder(s) of the Required Shares and from each intermediary through which the Required Shares are or have been held, in each case during the requisite three-year holding period, verifying that the Eligible Stockholder Owns, and has Owned continuously for the preceding three years, the Required Shares,
(ii)include in the written statements provided pursuant to Item 4 of Schedule 14N filed with the Securities and Exchange Commission a statement certifying that it Owns and continuously has Owned, as defined in Section 4(c), the Required Shares for at least three years,
(iii)file with the Securities and Exchange Commission any solicitation or other communication relating to the current year annual meeting of stockholders, one or more of the Corporation’s directors or director nominees or any Stockholder Nominee, regardless of whether any such filing is required under Exchange Act Regulation 14A or whether any exemption from filing is available for such solicitation or other communication under Exchange Act Regulation 14A,
(iv)as to any group of funds whose shares are aggregated for purposes of constituting an Eligible Stockholder, within five business days after the date of the Stockholder Proxy Access Notice, provide documentation reasonably satisfactory to the Corporation that demonstrates that the funds satisfy Section 4(b)(ii),
(v)in the case of a nomination where the Eligible Stockholder intends to solicit proxies, comply with the requirements of Rule 14a-19 under the Exchange Act, and
(vi)in the case of a nomination where the Eligible Stockholder intends to solicit proxies, further update and supplement the Stockholder Proxy Access Notice to provide evidence and a certification that the stockholder has solicited proxies from holders of at least 67% of the voting power of the Corporation’s outstanding common stock entitled to vote in the election of directors in accordance with the requirements of Rule 14a-19(a)(3) under the Exchange Act. Such update and supplement shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days prior to the relevant meeting of stockholders.
(h)Within the time period specified in Section 4(f) for delivery of the Stockholder Proxy Access Notice, a Stockholder Nominee must deliver to the Secretary of the Corporation the questionnaire, representation, and agreement set forth in Section 5 below. At the request of the Corporation, the Stockholder Nominee must promptly, but in any event within five business days of such request, submit any additional completed and signed questionnaires required of the Corporation’s directors and provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Board to determine if each Stockholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the shares of the Corporation are listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors. At the request of the Corporation, the Stockholder Nominee must make himself or herself available for interviews with the Board or any committee thereof within no less than ten (10) days following such request.
(i)Notwithstanding anything to the contrary contained in this Section 4, the Corporation may omit from its proxy statement any Stockholder Nominee, and such nomination shall be disregarded and no vote on such Stockholder Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation, if:
(i)the Secretary of the Corporation receives notice that a stockholder intends to nominate a person for election to the Board which stockholder does not elect to have its nominee(s) included in the Corporation’s proxy materials pursuant to this Section 4,
(ii)the Eligible Stockholder or Stockholder Nominee breaches any of its respective agreements, representations, or warranties set forth in the Stockholder Proxy Access Notice, or if any of the information in the Stockholder Proxy Access Notice (or otherwise submitted pursuant to this Section 4) was not, when provided, true,

168	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
correct, and complete or the requirements of this Section 4 have otherwise not been met, or if the information required under this Section 4 of Article III of these By-laws is not delivered within the time frames specified herein,
(iii)the Stockholder Nominee (A) is not independent under the listing standards of the principal U.S. exchange upon which the shares of the Corporation are listed, any applicable rules of the Securities and Exchange Commission, and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors, (B) does not qualify as independent under the audit committee independence requirements set forth in the rules of the principal U.S. exchange on which shares of the Corporation are listed, as a “non-employee director” under Exchange Act Rule 16b-3, or as an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision), (C) is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (D) is an officer, director, or general partner of any legal entity where a fellow officer, director, or general partner of such legal entity is an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (E) is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past ten years, or (F) is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended,
(iv)neither the Eligible Stockholder providing the Stockholder Proxy Access Notice nor a person appearing by proxy on such stockholder’s behalf appears at the meeting of stockholders to present the nomination or such business,
(v)the Eligible Stockholder fails to comply with the requirements set forth in Rule 14a-19 under the Exchange Act, or
(vi)the election of the Stockholder Nominee to the Board would cause the Corporation to be in violation of the Certificate of Incorporation, these By-laws, or any applicable state or federal law, rule, regulation, or listing standard.
(j)The maximum number of Stockholder Nominees appearing in the Corporation’s proxy materials with respect to an annual meeting of stockholders (including any Stockholder Nominee whose name was submitted for inclusion in the Corporation’s proxy materials for such annual meeting but who is nominated by the Board as a Board nominee for such annual meeting), together with
(i)any nominees who were previously elected to the Board as (A) Stockholder Nominees pursuant to this Section 4 (including any Stockholder Nominee whose name was submitted for inclusion in the Corporation’s proxy materials for such prior annual meeting but who was nominated by the Board as a Board nominee for such prior annual meeting) or (B) otherwise as a nominee of any stockholder, in either case at any of the preceding two annual meetings and who are renominated for election at such annual meeting by the Board, and
(ii)any Stockholder Nominee who was qualified for inclusion in the Corporation’s proxy materials for such annual meeting but whose nomination is subsequently withdrawn, shall not exceed the greater of (x) two or (y) 20% of the number of directors in office as of the last day on which a Stockholder Proxy Access Notice may be delivered pursuant to this Section 4 with respect to such annual meeting, or if such amount is not a whole number, the closest whole number below 20%; provided that if there is a vacancy on the Board and the number of directors is decreased prior to such annual meeting, then the 20% of the number of directors shall be calculated based on the number of directors in office as of the date of such decrease in the number of directors. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 4 exceeds this maximum number, each Eligible Stockholder will select one Stockholder Nominee for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the number (largest to smallest) of shares of the Corporation each Eligible Stockholder disclosed as Owned in its respective Stockholder Proxy Access Notice submitted to the Corporation. If the maximum number is not reached after each Eligible Stockholder has selected one Stockholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached.
(k)Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least 25% of the votes cast in favor of the Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 4 for the next two annual meetings.
Section 5.Submission of Questionnaire, Representation, and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation by a stockholder or Eligible Stockholder, a person must complete and deliver (in accordance with the time periods prescribed for delivery of notice under Section 3 or 4, whichever is applicable) to the Secretary at the principal executive offices of the Corporation a written questionnaire providing the information requested about the background and qualifications of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement (the questionnaire, representation, and agreement to be in the form provided by the Secretary upon written request) that such person:

2025 NOTICE AND PROXY STATEMENT |	169

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
(a)is not and will not become a party to:
(i)any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how the person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, or
(ii)any Voting Commitment that could limit or interfere with the person’s ability to comply, if elected as a director of the Corporation, with the person’s fiduciary duties under applicable law,
(b)is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and
(c)in the person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Corporation.
Section 6.Place of Meetings. Meetings of the Board shall be held at such place, within or without the State of Delaware, as the Board may from time to time determine or as shall be specified or fixed in the notice or waiver of notice of any such meeting.
Section 7.Regular Meetings. Regular meetings of the Board shall be held in accordance with a yearly meeting schedule as determined by the Board; or such meetings may be held on such other days and at such other times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given except as otherwise required by these By-laws.
Section 8.Special Meetings. Special meetings of the Board may be called by the Chair of the Board, the Chief Executive Officer, the Lead Director of the Board, the Chair of the Corporate Governance and Responsibility Committee of the Board, or the Secretary at the request of any two independent directors.
Section 9.Notice of Meetings. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required), stating the time, place, and purposes thereof, shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, or shall be sent to him or her by electronic transmission so addressed, or shall be given personally or by telephone, on 24 hours’ notice or such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.
Section 10.Quorum and Manner of Acting. The presence of at least a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board. If a quorum shall not be present at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except where a different vote is required by law or the Certificate of Incorporation or these By-laws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. Any action required or permitted to be taken by the Board may be taken without a meeting if all the directors consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board. Any one or more directors may participate in any meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the Board.
Section 11.Resignation. Any director may resign at any time by giving written notice to the Chair of the Board, the Chief Executive Officer, or the Secretary, which notice shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein.
Section 12.Removal of Directors. Subject to the rights of the holders of Preferred Stock, any director may be removed from office, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 13.Compensation of Directors. The Board may provide for the payment to any of the directors, other than officers or employees of the Corporation, of a specified amount for services as a director or member of a committee of the Board, or of a specified amount for attendance at each regular or special Board meeting or committee meeting, or of both, and all directors shall be reimbursed for expenses of attendance at any such meeting; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

170	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
ARTICLE IV
COMMITTEES OF THE BOARD
Section 1.Appointment and Powers of Audit Committee. The Board shall, by resolution adopted by the affirmative vote of a majority of the authorized number of directors, designate an Audit Committee of the Board, which shall consist of such number of directors as the Board may determine and shall be comprised solely of directors independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member. The Audit Committee shall (i) make recommendations to the Board as to the independent accountants to be appointed by the Board; (ii) review with the independent accountants the scope of their examination; (iii) receive the reports of the independent accountants and meet with representatives of such accountants for the purpose of reviewing and considering questions relating to their examination and such reports; (iv) review, either directly or through the independent accountants, the internal accounting and auditing procedures of the Corporation; and (v) perform such other functions as may be assigned to it from time to time by the Board. The Audit Committee may determine its manner of acting and fix the time and place of its meetings, unless the Board shall otherwise provide. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business by the committee and the vote of a majority of the members of the committee present at a meeting at which a quorum is present shall be the act of the committee.
Section 2.Other Committees. The Board may, by the affirmative vote of a majority of the authorized number of directors, designate members of the Board to constitute an Executive Committee, a Management Development and Compensation Committee, and other committees of the Board, which shall in each case consist of such number of directors as the Board may determine, and shall have and may exercise, to the extent permitted by law, such powers and authority as the Board may by resolution delegate to them and may authorize the seal of the Corporation to be affixed to all papers which require it. Each such committee may determine its manner of acting and fix the time and place of its meetings, unless the Board shall otherwise provide. A majority of the members of any such committee shall constitute a quorum for the transaction of business by the committee and the vote of a majority of the members of such committee present at a meeting at which a quorum is present shall be the act of the committee.
Section 3.Action by Consent; Participation by Telephone or Similar Equipment. Unless the Board shall otherwise provide, any action required or permitted to be taken by any committee may be taken without a meeting if all members of the committee consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the committee. Unless the Board shall otherwise provide, any one or more members of any committee may participate in any meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the committee.
Section 4.Changes in Committees; Resignations; Removals. The Board shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the Board. Any member of any such committee may resign at any time by giving written notice to the Chair of the Board, the Chief Executive Officer, the Chair of such committee, or the Secretary, which notice shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein. Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the Board, provided such removal shall have been referred to in the notice of such meeting.
ARTICLE V
OFFICERS
Section 1.Number and Qualifications. The officers of the Corporation may include a Chair of the Board, Vice Chair of the Board, Chief Executive Officer, President, one or more Vice Presidents, General Counsel, Treasurer, Secretary, and Controller; provided, however, that any one or more of the foregoing offices may remain vacant from time to time, except as otherwise required by law. So far as practicable, the officers shall be elected annually on the day of the annual meeting of stockholders. Each officer shall hold office until the next annual election of officers and until his or her successor is elected and qualified, or until his or her death or retirement, or until he or she shall have resigned or been removed in the manner hereinafter provided. The same person may hold more than one office. The Chair of the Board, the Vice Chair of the Board, the Chief Executive Officer, and the President shall be elected from among the directors. The Board may from time to time elect or appoint such other officers or agents as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such titles and duties and shall hold their offices for such terms as may be prescribed by the Board. The Chief Executive Officer may appoint one or more Deputy, Associate, or Assistant officers, or such other agents as may be necessary or desirable for the business of the Corporation. In case one or more Deputy, Associate, or Assistant officers shall be appointed, the officer such appointee assists may delegate to him or her the authority to perform such of the officer’s duties as the officer may determine.
Section 2.Resignations. Any officer may resign at any time by giving written notice to the Chair of the Board, the Chief Executive Officer, or the Secretary, which notice shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein.

2025 NOTICE AND PROXY STATEMENT |	171

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
Section 3.Removal. Any officer or agent may be removed, either with or without cause, at any time, by the Board or, in the case of any officer or agent other than the Chief Executive Officer and the Chief Financial Officer, by the Management Development and Compensation Committee at any meeting, provided, however, such removal shall have been referred to in the notice of such meeting if such meeting constitutes a special meeting; provided, further, that the Chief Executive Officer may remove any agent appointed by the Chief Executive Officer.
Section 4.Vacancies. Any vacancy among the officers, whether caused by death, resignation, removal, or otherwise, shall be filled in the manner prescribed for election to such office.
Section 5.Chair of the Board. The Chair of the Board shall, if present, preside at all meetings of the Board and, in the absence of the Chief Executive Officer, at all meetings of the stockholders. He or she shall perform the duties incident to the office of the Chair of the Board and all such other duties as are specified in these By-laws or as shall be assigned to him or her from time to time by the Board.
Section 6.Vice Chair of the Board. The Vice Chair of the Board shall, if present, preside at all meetings of the Board at which the Chair of the Board shall not be present and at all meetings of the stockholders at which neither the Chief Executive Officer nor the Chair of the Board shall be present. He or she shall perform such other duties as shall be assigned to him or her from time to time by the Board or the Chief Executive Officer.
Section 7.Chief Executive Officer. The Chief Executive Officer shall, if present, preside at all meetings of the stockholders. He or she shall have, under the control of the Board, general supervision and direction of the business and affairs of the Corporation. He or she shall at all times see that all resolutions or determinations of the Board are carried into effect. He or she may from time to time appoint, remove, or change members of and discharge one or more advisory committees, each of which shall consist of such number of persons (who may, but need not, be directors or officers of the Corporation), and have such advisory duties, as he or she shall determine. He or she shall perform the duties incident to the office of the Chief Executive Officer and all such other duties as are specified in these By-laws or as shall be assigned to him or her from time to time by the Board.
Section 8.President. The President shall be the chief operating officer of the Corporation and shall perform such duties as shall be assigned to him or her from time to time by the Board or the Chief Executive Officer.
Section 9.Vice Presidents. The Board shall, if it so determines, elect one or more Vice Presidents (with such additional titles as the Board may prescribe), each of whom shall perform such duties as shall be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Vice President reports.
Section 10.General Counsel. The General Counsel shall be the chief legal officer of the Corporation and the head of its legal department. He or she shall, in general, perform the duties incident to the office of General Counsel and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer.
Section 11.Treasurer. The Treasurer shall have charge and custody of all funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all funds of the Corporation in such depositaries as may be designated pursuant to these By-laws, shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever, shall disburse the funds of the Corporation, and shall render to all regular meetings of the Board, or whenever the Board may require, an account of all his or her transactions as Treasurer. He or she shall, in general, perform all the duties incident to the office of Treasurer and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Treasurer reports.
Section 12.Secretary. The Secretary shall, if present, act as secretary of all meetings of the Board, the Executive Committee, and other committees of the Board and the stockholders and shall have the duty to record the proceedings of such meetings in one or more books provided for that purpose. He or she shall see that all notices are duly given in accordance with these By-laws and as required by law, shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal. He or she shall, in general, perform all the duties incident to the office of Secretary and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Secretary reports.
Section 13.Controller. The Controller shall have control of all the books of account of the Corporation, shall keep a true and accurate record of all property owned by it, its debts, and its revenues and expenses, shall keep all accounting records of the Corporation (other than the accounts of receipts and disbursements and those relating to the deposit or custody of funds and securities of the Corporation, which shall be kept by the Treasurer), and shall render to the Board, whenever the Board may require, an account of the financial condition of the Corporation. He or she shall, in general, perform all the duties incident to the office of Controller and all such other duties as may be assigned to him or her from time to time by the Chief Executive Officer or such other officer to whom the Controller reports.
Section 14.Bonds of Officers. If required by the Board, any officer of the Corporation shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board may require.

172	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
Section 15.Compensation. The salaries of the officers shall be fixed from time to time by the Board; provided, however, that the Chief Executive Officer may fix or delegate to others the authority to fix the salaries of any agents appointed by the Chief Executive Officer.
Section 16.Officers of Operating Companies or Divisions. The Chief Executive Officer shall have the power to appoint, prescribe the terms of office, responsibilities, duties, and salaries of, and remove, the officers of the operating companies or divisions other than those who are officers of the Corporation.
ARTICLE VI
CONTRACTS, CHECKS, LOANS, DEPOSITS, ETC.
Section 1.Contracts. The Board may authorize any officer or officers, agent or agents, in the name of and on behalf of the Corporation, to enter into any contract or to execute and deliver any instrument, which authorization may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.
Section 2.Checks, etc. All checks, drafts, bills of exchange, or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name of and on behalf of the Corporation in such manner as shall from time to time be authorized by the Board, which authorization may be general or confined to specific instances.
Section 3.Loans. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board, which authorization may be general or confined to specific instances. All bonds, debentures, notes, and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed, and delivered as the Board shall authorize, which authorization may be general or confined to specific instances.
Section 4.Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositaries as may be selected by or in the manner designated by the Board. The Board or its designees may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-laws, as may be deemed expedient.
ARTICLE VII
CAPITAL STOCK
Section 1.Stock Certificates and Uncertificated Shares. The shares of the Corporation may be represented by certificates or may be uncertificated. Each stockholder shall be entitled to have, in such form as shall be approved by the Board, a certificate or certificates signed by the Chair of the Board or the Vice Chair of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary representing the number of shares of capital stock of the Corporation owned by such stockholder. Any or all of the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar had been such at the date of its issue. Absent a specific request for such a certificate by the registered owner or transferee thereof, all shares may be uncertificated upon the original issuance thereof by the Corporation or upon surrender of the certificate representing such shares to the Corporation or its transfer agent.
Section 2.List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare or cause to have prepared, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the Corporation’s principal executive offices.
Section 3.Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2 of this Article VII, or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.
Section 4.Transfers of Capital Stock. Transfers of shares of capital stock of the Corporation shall be registered on the stock record of the Corporation, and if requested by the registered owner or transferee thereof, a new certificate shall be issued to the person entitled thereto, upon presentation and surrender, with a request to register transfer, of the certificate or certificates representing the shares properly endorsed by the holder of record or accompanied by a separate document signed by the holder of record containing an assignment or transfer of the shares or a power to assign or transfer the shares or upon presentation of proper transfer instructions from the holder of record of uncertificated shares. The Board may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of the capital stock of the Corporation.

2025 NOTICE AND PROXY STATEMENT |	173

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
Section 5.Lost Certificates. The Corporation may issue uncertificated shares, or if requested by the registered owner, a new certificate, or cause a new certificate to be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. The Corporation may require the owner of such lost, stolen, or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.
Section 6.Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of capital stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.
Section 7.Registered Owners. Prior to due presentment for registration of transfer of a certificate representing shares of capital stock of the Corporation or of proper transfer instructions with respect to uncertificated shares, the Corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive dividends, to receive notifications, and otherwise to exercise all the rights and powers of an owner of such shares, except as otherwise provided by law.
Section 8.Rights Plans. The Corporation will seek shareowner approval prior to its adoption of a Rights Plan, unless the Board, in the exercise of its fiduciary duties and with the concurrence of a majority of its independent directors, determines that, under the circumstances existing at the time, it is in the best interests of the stockholders of the Corporation to adopt a Rights Plan without delay. If a Rights Plan is adopted by the Corporation without prior approval of the stockholders of the Corporation, such plan must provide that it shall expire unless ratified by the stockholders of the Corporation within one year of adoption. For purposes of this Section 8, the term “Rights Plan” refers generally to any plan providing for the distribution of preferred stock, rights, warrants, options, or debt instruments to the stockholders of the Corporation, designed to deter non-negotiated takeovers by conferring certain rights on the stockholders of the Corporation upon the occurrence of a “triggering event” such as a tender offer or third party acquisition of a specified percentage of stock.
ARTICLE VIII
FISCAL YEAR
The Corporation’s fiscal year shall coincide with the calendar year.
ARTICLE IX
SEAL
The Corporation’s seal shall be circular in form and shall include the words “Honeywell International Inc., Delaware, 1985, Seal.”
ARTICLE X
WAIVER OF NOTICE
Whenever any notice is required by law, the Certificate of Incorporation or these By-laws, to be given to any director, member of a committee, or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.
ARTICLE XI
AMENDMENTS
These By-laws or any of them may be amended or supplemented in any respect at any time, either (i) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting, or (ii) at any meeting of the Board, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting or an announcement with respect thereto shall have been made at the last previous Board meeting.

174	| 2025 NOTICE AND PROXY STATEMENT

APPENDIX F: BY-LAWS OF HONEYWELL INTERNATIONAL INC.
ARTICLE XII
FORUM FOR ADJUDICATION OF DISPUTES
Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
ARTICLE XIII
EMERGENCY BY-LAWS
Section 1.Emergency Board of Directors. In case of an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of the Board or the stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board or a committee thereof cannot readily be convened for action in accordance with the provisions of the By-laws, the business and affairs of the Corporation shall be managed by or under the direction of an Emergency Board of Directors (hereinafter called the Emergency Board) established in accordance with Section 2 of this Article XIII.
Section 2.Membership of Emergency Board of Directors. The Emergency Board shall consist of at least three of the following persons present or available at the Emergency Corporate Headquarters determined according to Section 5 of this Article XIII: (i) those persons who were directors at the time of the attack or other event mentioned in Section 1 of this Article XIII, and (ii) any other persons appointed by such directors to the extent required to provide a quorum at any meeting of the Board. If there are no such directors present or available at the Emergency Corporate Headquarters, the Emergency Board shall consist of the three highest-ranking officers or employees of the Corporation present or available and any other persons appointed by them.
Section 3.Powers of the Emergency Board. The Emergency Board will have the same powers as those granted to the Board in these By-laws, but will not be bound by any requirement of these By-laws which a majority of the Emergency Board believes impracticable under the circumstances.
Section 4.Stockholders’ Meeting. At such time as it is practicable to do so the Emergency Board shall call a meeting of stockholders for the purpose of electing directors. Such meeting will be held at a time and place to be fixed by the Emergency Board and pursuant to such notice to stockholders as it is deemed practicable to give. The stockholders entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum.
Section 5.Emergency Corporate Headquarters. Emergency Corporate Headquarters shall be at such location as the Board or the Chief Executive Officer shall determine prior to the attack or other event, or if not so determined, at such place as the Emergency Board may determine.
Section 6.Limitation of Liability. No officer, director, or employee acting in accordance with the provisions of this Article XIII shall be liable except for willful misconduct.

2025 NOTICE AND PROXY STATEMENT |	175

This page intentionally left blank.

RECENT AWARDS
CORPORATE REPUTATION
Equality 100 Award CEI Recipient
Human Rights Campaign Foundation, 2023–2024.
Golden Peacock Award, Corporate Governance (HAIL)
Institute of Directors, 2024.
World’s Most Admired Companies
Fortune Magazine, 2006–2024.
Change the World
Fortune, 2024.
Dow Jones Sustainability Index, North America
Dow Jones, 2024.
50 Best Large Workplaces
LinkedIn, 2024.
Best Employers for Tech Workers
Forbes, 2024.
World's Best Employers
Forbes, 2021. 2024.
Global 2000
Forbes, 2024.
America’s Most – Admired Workplaces
Newsweek, 2024.
Most Trustworthy Companies in America
Newsweek, 2024.
Top Employer – China
Top Employer Institute, 2024.
Most Trusted Brands of India
Marksmen Daily, 2024.
100 Best Corporate Citizens
3BL, 2024.
Innovative Lawyers of North America, Operations
Financial Times, 2023. 2024.
Top Employer, Bronze Award
India Workplace Equality Index, 2023.
Most Effective Globalization, Honeywell Technology Solutions
Zinnov Awards, 2023.
Top 100 Companies
NAIC/BetterInvesting, 2021.
America's Safest Companies
EHS Today, 2021.
Most Honored Company
Institutional Investor, 2015–2021.
Top 25 Best Places to Work in Mexico
Glassdoor, 2020.
2020 Corporate Ethics
Golden Peacock Award, 2018. 2020.
LEADERSHIP
Best-Managed Companies 250
Wall Street Journal, 2024.
Best Companies for Future Leaders
Time Magazine, 2024.
Charlotte Business Journal Power 100
Charlotte Business Journal, 2024.
China’s Top 20 Employers
Top Employers Institute, 2024.
Top 25 General Counsel, Anne Madden
Attorney Intel, 2023.
All-America Executive Team
Institutional Investor, 2021.
Most Innovative Lawyers Award
Digital Transformation Financial Times, 2020.
INCLUSION AND DIVERSITY
America’s Greatest Workplaces for Diversity
Newsweek, 2024.
Best Place to Work for Disability Inclusion
Disability:IN, 2022–2024.
2023 Supply Chain Diversity Leader
Supplier.io, 2024.
Most Influential Executive in Diversity & Inclusion, Cheya Dunlap
Savoy Magazine, 2023.
Top 100 Diversity Officer, Cheya Dunlap
Diversity First, 2022.
Top 50 Employers for Women Engineers
Woman Engineer Magazine, 2022.
Most Influential Black Corporate Directors, Deborah Flint
Savoy Magazine, 2021.
Most Influential Black Corporate Directors, Deborah Flint
Savoy Magazine, 2017. 2021.
TECHNOLOGY
Engineering Product of the Year – Connected Power
Digital Engineering Awards, 2024.
Sustainability Product of the Year
Business Intelligence Group, 2024.
India’s Top 50 Most Sustainable Companies
Business World, 2024.
Most Effective Use of Generative AI
dataIQ, 2024.
EE Excellence and Achievers Award
Electronics Era, India, 2024.
Top 30 Most Resilient Suppliers in the High – Tech Industry
Resilinc, 2023.
Technical Innovation of the Year, MK Electric Connected Power
BCIA, 2023.
Golden Globe, IT Innovation, Honeywell Sine
Golden Bridge Business and Innovation Awards, 2023.
Gold Winner, Honeywell Sine Visitor Management Software
Titan Awards, 2023.
Gold Winner, Honeywell Forge for Industrial and IoT Analytics
Titan Awards, 2023.
Top Product Award, UOP EcofiningTM
Environment + Energy Leader, 2023.
Champion in Manufacturing Execution Systems, Honeywell Forge
SoftwareReviews, 2023.
Top 50 Most Innovative Companies
Boston Consulting Group, 2023.
Golden Peacock Award, Ethanol-to-Jet Technology
Institute of Directors, 2023.
Top 100 Global Innovator
Clarivate, 2023.
Business Solution of the Year, Honeywell Forge
Data Breakthrough Awards, 2022.
IoT Product of the Year Award,
Honeywell Forge
IoT Evolution World, 2022.
Golden Globe – Cloud/SaaS,
Honeywell Forge
Golden Bridge Business and Innovation Awards, 2022.
Best Overall Business Technology Solution / Best Emerging Technology, Honeywell Forge
Software & Information Industry Association CODiE Awards, 2022.
World’s Most Innovative Companies
Fast Company, 2021.
CORPORATE RESPONSIBILITY
Resilience Team of the Year
DRI International Global Excellence, 2025
Responsibility 100 – CSR China Education
CSR China Education Alliance, 2024.
Matching Gift Partner of the Year Award
ALSAC / St. Jude Children's Research Hospital, 2023.
CSR Health Impact Award
IHW Council, 2023.
World’s Most Ethical Companies
Ethisphere Institute, 2020–2022.
Excellence in CSR
Ministry of Corporate Affairs, Government of India, 2022.
Environmental Stewardship Innovator Award
Loyola University Chicago, 2021.
Corporate Citizenship Award, Large Company
Boston College Center for Corporate Citizenship, 2021.

THE
FUTURE
IS
WHAT
WE
MAKE IT

Honeywell International Inc.
855 S Mint Street
Charlotte, NC 28202
www.honeywell.com

© 2025 Honeywell International Inc.

Honeywell

Honeywell

HONEYWELL INTERNATIONAL INC.
855 S. MINT ST.
CHARLOTTE, NC 28202

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on [ ], 2025. If you participate in the Honeywell 401(k) Plan or the Honeywell Puerto Rico Savings and Ownership Plan, you must vote these shares no later than 5:00 p.m. EDT on [ ], 2025. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HON2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on [ ], 2025. If you participate in the Honeywell 401(k) Plan or the Honeywell Puerto Rico Savings and Ownership Plan, you must vote these shares no later than 5:00 p.m. EDT on [ ], 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61180-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

HONEYWELL INTERNATIONAL INC.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Directors:

The Board of Directors recommends a vote *"FOR"* Nominees (1a) through (1j).

		For	Against	Abstain
1a.	Duncan B. Angove	☐	☐	☐
1b.	William S. Ayer	☐	☐	☐
1c.	Kevin Burke	☐	☐	☐
1d.	D. Scott Davis	☐	☐	☐
1e.	Deborah Flint	☐	☐	☐
1f.	Vimal Kapur	☐	☐	☐
1g.	Michael W. Lamach	☐	☐	☐
1h.	Rose Lee	☐	☐	☐
1i.	Grace D. Lieblein	☐	☐	☐
1j.	Robin Watson	☐	☐	☐

The Board of Directors recommends a vote *"FOR"* Proposals (2), (3) and (4).

		For	Against	Abstain
2.	Advisory Vote to Approve Executive Compensation.	☐	☐	☐
3.	Approval of Independent Accountants.	☐	☐	☐
4.	Liability Management Reorganization Proposal.	☐	☐	☐

The Board of Directors recommends a vote *"AGAINST"* Proposal (5).

		For	Against	Abstain
5.	Shareowner Proposal - Independent Board Chairman.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Honeywell International Inc.
2025 Annual Meeting of Shareowners

[ ], 2025
10:30 a.m. Eastern Daylight Time
www.virtualshareholdermeeting.com/HON2025

Attending the Annual Meeting

We are pleased to welcome shareowners to the 2025 Annual Meeting. The Annual Meeting will be held in a virtual format.

To attend, vote, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/HON2025 and enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. Online check-in will begin approximately 15 minutes prior to the start of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit http://www.proxyvote.com before 10:00 a.m. EDT on [ ], 2025 and enter the control number.

Important Notice Regarding Availability of Proxy Materials: The 2025 Notice and Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V61181-TBD

PROXY

HONEYWELL INTERNATIONAL INC.
This Proxy is Solicited on Behalf of the Board of Directors of Honeywell International Inc.
Annual Meeting of Shareowners - [ ], 2025

The undersigned hereby appoints Vimal Kapur, Anne T. Madden, and Su Ping Lu as proxies (each with the power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Annual Meeting of Shareowners of Honeywell International Inc. to be held online on [ ], 2025, at 10:30 a.m. EDT and at any and all adjournments thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting and any and all adjournments thereof.

IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND "AGAINST" PROPOSAL 5. PLEASE NOTE: PHONE AND INTERNET VOTING CUTOFF IS 11:59 P.M. EDT ON [ ], 2025.

This instruction and proxy card is also solicited by the Board of Directors of Honeywell International Inc. for use at the Annual Meeting of Shareowners on [ ], 2025 by persons who participate in the Honeywell 401(k) Plan or the Honeywell Puerto Rico Savings and Ownership Plan. **PHONE AND INTERNET VOTING CUTOFF FOR SAVINGS PLAN PARTICIPANTS IS 5:00 P.M. EDT ON [ ], 2025.**

By signing this instruction and proxy card, or by voting by phone or Internet, the undersigned hereby directs The Northern Trust Company, as Trustee for the Honeywell 401(k) Plan, and Banco Popular, as Trustee for the Honeywell Puerto Rico Savings and Ownership Plan, to vote, as designated herein, all shares of common stock with respect to which the undersigned is entitled to direct the Trustee as to voting under the plan at the Annual Meeting of Shareowners of Honeywell International Inc. to be held on [ ], 2025, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the Meeting and any and all adjournments thereof.

IF PROPERLY SIGNED, DATED AND RETURNED, THE SHARES ATTRIBUTABLE TO THE ACCOUNT WILL BE VOTED BY THE TRUSTEE AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND "AGAINST" PROPOSAL 5. THE TRUSTEE WILL VOTE SHARES AS TO WHICH NO DIRECTIONS ARE RECEIVED IN THE SAME RATIO AS SHARES WITH RESPECT TO WHICH DIRECTIONS HAVE BEEN RECEIVED FROM OTHER PARTICIPANTS IN THE PLAN, UNLESS CONTRARY TO ERISA.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please date and sign your Proxy on the reverse side and return it promptly.